U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

                         Pre-Effective Amendment No.          __


                         Post-Effective Amendment No.         42


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]


                         Amendment No. 45


                          (Check appropriate box or boxes)

                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 587-3400

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John F. Splain, Esq.
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):


/ / immediately  upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph  (b)
/X/ 60 days after filing  pursuant to  paragraph  (a)(1)
/ / on (date)  pursuant  to  paragraph  (a)(1)
/ / 75 days  after  filing  pursuant  to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/ / This  post-effective  amendment   designates  a new  effective  date  for  a
    previously filed post-effective amendment.

                                                                      PROSPECTUS


                                                                  August 1, 2005



                           THE DAVENPORT EQUITY FUND
================================================================================

                             A NO-LOAD MUTUAL FUND

The investment objective of The Davenport Equity Fund is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.




                               INVESTMENT ADVISOR
                            Davenport & Company LLC
                               Richmond, Virginia


The Davenport Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." This Prospectus has the information about the Fund that you should know before investing. You should read the Prospectus carefully and keep it for future reference.


                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................  2
Synopsis of Costs and Expenses ............................................  5
Additional Investment Information .........................................  6
How to Purchase Shares ....................................................  8
How to Redeem Shares ...................................................... 11
How Net Asset Value is Determined ......................................... 13
Management of the Fund .................................................... 13
Dividends, Distributions and Taxes ........................................ 15
Financial Highlights ...................................................... 16
Fund Shares Application ................................................... 17
Customer Privacy Policy ................................................... 19

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Fund will have at least 80% of its net assets invested in common stocks which, according to the Advisor's analysis, show strong growth potential. In determining whether a company has the potential for strong growth, the Advisor will focus on:

     o    price-earnings ratios
     o    rate of earnings growth
     o    depth of management
     o    a company's past financial stability
     o    a company's present and projected position within its industry
     o    dividend record

The  Advisor  does  not  limit  the  Fund  to  any   particular   capitalization
requirement. At any time, the Fund may have a portion of its assets in small, unseasoned companies.


The Advisor may invest a portion of the Fund's assets in preferred stocks and convertible bonds. The Fund may invest up to 15% of its net assets in the equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.


Money market instruments are purchased when new funds are received and awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater price fluctuations.


Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes.


An  investment  in the Fund is not a  deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental  agency.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                               [GRAPHIC OMITTED]


                1999     2000     2001      2002      2003     2004
               ------   ------   -------   -------   ------   ------
               15.64%   -0.71%   -11.49%   -16.28%   25.21%   11.43%



During the period shown in the bar chart, the highest return for a quarter was 14.08% during the quarter ended June 30, 2003 and the lowest return for a quarter was -14.89% during the quarter ended September 30, 2002.


The Fund's 2005 year-to-date return through March 31, 2005 is -1.17%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

        Average Annual Total Returns For Periods Ended December 31, 2004
        ----------------------------------------------------------------


The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                             Since
                                                      One        Five      Inception
                                                      Year       Years  (Jan. 15, 1998)
                                                      ----       -----  ---------------
THE DAVENPORT EQUITY FUND

  Return Before Taxes ..........................      11.43%      0.53%      4.60%
  Return After Taxes on Distributions ..........      11.35%      0.40%      4.45%
  Return After Taxes on Distribution and
    Sale of Fund Shares ........................       7.54%      0.38%      3.89%

STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes) ......      10.88%     -2.30%      5.91%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ..........................................    0.75%

Administrator's Fees .....................................    0.14%
Other Expenses ...........................................    0.09%
                                                             ------
Total Annual Fund Operating Expenses .....................    0.98%
                                                             ======


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 Year     3 Years     5 Years     10 Years
                 ------     -------     -------     --------
                  $100       $312        $542        $1,201

ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVE. The investment objective of the Fund is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

SECURITY SELECTION. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks. Although the Fund invests primarily in common stocks, the Fund may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks, convertible bonds and warrants. The Fund may from time to time invest a portion of its assets in small, unseasoned companies.

The Fund's investments are made primarily for long term growth of capital. Selection of equity securities is made on the basis of several criteria, including, among other things:

     o    The price-earnings  ratio
     o    The rate of earnings growth
     o    The depth of management
     o    The company's past financial stability
     o    The company's present and projected position within its industry
     o    The dividend record

Selection of equity securities is made by the Investment Policy Committee. The Investment Policy Committee is comprised of six individuals who are responsible for the formalized investment approach upon which the Advisor's Asset Management division is based. Committee members meet formally on a weekly basis. Decisions to buy or sell a security require a majority vote of the Committee. The Committee's approach is to insist on value in every stock purchased, to control risk through diversification, and to establish price targets at the time a specific stock is purchased.


The Fund may invest in preferred stocks and convertible bonds which are rated at the time of purchase in the 4 highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Rating Group (AAA, AA, A or BBB) or unrated securities determined by the Advisor to be of comparable quality. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Advisor will sell such security, subject to market conditions and the Advisor's assessment of the most opportune time for sale.


The Fund may also invest up to 15% of its net assets in equity securities of foreign issuers when, in the Advisor's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that the Advisor considers to be "emerging markets."


Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

RISK CONSIDERATIONS. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the Fund's portfolio is fully invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. There is a risk that you could lose money by investing in the Fund.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and the net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities.

While small, unseasoned companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to). When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.


Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and nationalization of companies or industries. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also may involve foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.


HOW TO PURCHASE SHARES
================================================================================

There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account by calling toll-free 1-800-281-3217, or by writing to the Fund at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Fund. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at the Fund's net asset value ("NAV") next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund is $10,000, or $2,000 for tax-deferred retirement accounts. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.


All orders received in proper form by Ultimus Fund Solutions, LLC (the "Administrator"), whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Fund, and mail it to:

         The Davenport Equity Fund
         c/o Davenport & Company LLC
         One James Center
         901 East Cary Street
         Richmond, Virginia 23219
         Attention: Cheryl Hatcher

BANK WIRE ORDERS. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-281-3217 before wiring funds to advise the Fund of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


         US Bank, N.A.
         ABA# 042000013
         For The Davenport Equity Fund #0199456765
         For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Fund at 1-800-281-3217 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages and does not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Fund reserves the right to reject any purchase request that it believes to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund's policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000, or less than $2,000 for tax-deferred retirement accounts (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund at 1-800-281-3217 or write to the address shown below.

Your request should be addressed to:

                  The Davenport Equity Fund
                  c/o Davenport & Company LLC
                  One James Center
                  901 East Cary Street
                  Richmond, Virginia 23219
                  Attention: Cheryl Hatcher

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Fund by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund shares are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUND
================================================================================

The Fund is a diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Advisor") provides the Fund with a continuous program of supervision of its assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.


Compensation of the Advisor is at the annual rate of 0.75% of the Fund's average daily net assets. For a discussion of the factors considered by the Board of Trustees in its approval of the Fund's Invesment Advisory Agreement, including its conclusions with respect thereto, see the Fund's annual report dated March 31, 2005.

Davenport & Company LLC was originally organized in 1863 and, in addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor is a full service registered broker-dealer and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc. The address of the Advisor is One James Center, 901 East Cary Street, Richmond, Virginia 23219.


The members of the Advisor's Investment Policy Committee, each of whom has an equal role in the decision making process, are:

JOSEPH L. ANTRIM III, CFA (age 60) became associated with the Advisor in 1975 and serves as the Chairman of the Investment Policy Committee. He is an Executive Vice President, a member of the Executive Committee, and a Director of the Advisor and manages the Advisor's Asset Management division. Mr. Antrim has been a member of Investment Policy Committee since the Committee's inception in December 1983.

JOHN P. ACKERLY IV, CFA (age 41) joined the Advisor in 1994 and is a Senior Vice President and a Director of the Advisor. He currently functions as a Portfolio Manger in the Advisor's Asset Management division. Mr. Ackerly has been a member of the Investment Policy Commitee since February 1999.

MICHAEL S. BEALL, CFA, CPA (age 51) joined the Advisor in 1980 and is an Executive Vice President, a member of the Executive Committee and a Director of the Advisor. He currently functions as an Investment Executive and formerly was an Equity Research Analyst in the Advisor's Research Department. Mr. Beall has been a member of the Investment Policy Commitee since June 1991.

E. TRIGG BROWN, JR. (age 52) joined the Advisor in 1982 and is an Executive Vice President and a Director of the Advisor and serves on the Advisor's Executive Committee. He currently functions as an Investment Executive and as the Branch Manager of the Advisor's Richmond, Virginia branch. Mr. Brown has been a member of the Investment Policy Commitee since October 2002.

WILLIAM M. NOFTSINGER, JR. (age 54) joined the Advisor in 1987. Mr. Noftsinger is a Senior Vice President and a Director of the Advisor. He currently functions as an Investment Executive and serves on the Advisor's Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Commitee since October 2002.

DAVID WEST, CFA (age 50) joined the Advisor in 1990 and is a Senior Vice President and a Director of the Advisor. He currently functions as an Equity Research Analyst and previously served as Director of the Advisor's Research Department. Mr. West has been a member of the Investment Policy Commitee since February 1999.

The Statement of Additional Information provides additional information about the Investment Policy Committee members' compensation, other accounts managed by the Committee members, and the Committee members' ownership of shares of the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or longterm capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. Current practice of the Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to March 31, 2004 was audited by other independent accountants.

                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                            YEARS ENDED MARCH 31,
                                               ========================================================================
                                                   2005           2004           2003           2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year........   $    12.30     $     9.23     $    11.71     $    11.42     $    13.75
                                               ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income ....................         0.07           0.04           0.06           0.04           0.05
  Net realized and unrealized gains
    (losses) on investments.................         0.78           3.07          (2.48)          0.29          (2.34)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ...........         0.85           3.11          (2.42)          0.33          (2.29)
                                               ----------     ----------     ----------     ----------     ----------
Less distributions:
  Dividends from net investment income .....        (0.07)         (0.04)         (0.06)         (0.04)         (0.04)
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year..............   $    13.08     $    12.30     $     9.23     $    11.71     $    11.42
                                               ==========     ==========     ==========     ==========     ==========

Total return(a) ............................         6.91%         33.72%       (20.66%)          2.89%        (16.65%)
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's)...........   $  138,181     $  121,769     $   76,473     $   82,515     $   70,160
                                               ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets          0.98%          1.00%          1.04%          1.02%          1.00%


Ratio of net investment income to
  average net assets .......................         0.57%          0.35%          0.62%          0.35%          0.36%

Portfolio turnover rate.....................           28%            25%            18%            13%            25%


(a)  Total  returns are a measure of the change in value of an investment in  the Fund over  the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distrubutions or the redemption of Fund shares.

REP NAME AND NUMBER ____________________________________________________          ACCOUNT NO. __________________________________
                                                                                                    (FOR FUND USE ONLY)

                                                       THE DAVENPORT EQUITY FUND
                                                                                                   Send completed application to:
                                                                                                        THE DAVENPORT EQUITY FUND
                                                                                                      c/o Davenport & Company LLC
                                                                                                                 One James Center
                                                                                                             901 East Cary Street
                                                                                                              Richmond, VA  23219
                                                                                                      Attention:  Cheryl Hatcher
FUND SHARES APPLICATION
--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING
ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL  INSTITUTIONS TO OBTAIN,  VERIFY
AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT
THIS  MEANS  FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME,
ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING
DOCUMENTS.  PLEASE  REMEMBER THAT ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------
(Please type or print clearly)
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)      (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)      (Social Security Number)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor) (Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)

/ / FOR CORPORATIONS,      ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    RETIREMENT PLANS AND   will be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS.

                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)          (If a Trust, Trustee's Social Security Number and Birthdate)

=================================================================================================================================
ADDRESS

Street Address _______________________________________________ Employer Name/Address ____________________________________________

City _______________________________  State________Zip _______   Occupation _____________________________________________________


Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident* ____________________________
                                                                                                      (Country of Residence)
Are you an associated person of an NASD member?  / / Yes   / / No               *Non-resident aliens must provide IRS Form W-8 and
                                                                                 a copy of their passport.

=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $10,000; $2,000 minimum for tax-deferred retirement account)

/ / Enclosed  is a check  payable  to THE  DAVENPORT EQUITY FUND for $________________________________________________________

/ / Funds were wired to US Bank on _____________________ in the amount of $ _____________________________________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:  You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE  CONTACT THE FUNDS AT  1-800-281-3217  SO THAT
YOUR WIRE  TRANSFER  IS  PROPERLY CREDITED TO YOUR ACCOUNT.  Please  forward your  completed  application  by  mail immediately thereafter to the Fund. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO DAVENPORT EQUITY FUND #19945-6765
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)


                                                                                                                              17



DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
    / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

================================================================================================================================
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________ of them is/are  authorized  under  the applicable  governing  document  to act with full power to sell, assign or transfer securities of
THE DAVENPORT EQUITY FUND for the Registered  Owner and  to  execute and  deliver any instrument  necessary  to  effectuate  the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE  DAVENPORT EQUITY FUND,  or any  agent of the Fund  may,  without inquiry,  rely  upon  the  instruction  of  any  person(s)
purporting  to be an authorized  person  named  above,  or  in  any  Amendment  received by the Fund or their  agent.  The Funds and its  Agent  shall not be liable  for any  claims, expenses or  losses  resulting  from  having  acted  upon  any instruction reasonably believed to be genuine.

================================================================================================================================
                                                      SPECIAL INSTRUCTIONS
                                                      --------------------

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________

Withdrawals to be made: / / 15th day of each month  / / last business day of each month

/ / Please  DEPOSIT  DIRECTLY the proceeds to the bank account  below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE DAVENPORT EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $ ____________________________  (minimum $100)                               Please make my automatic investment on:

_________________________________________________________________                   / / the last business day of each month
                        (Name of Bank)
is  hereby  authorized  to charge  to my  account  the bank  draft  amount  here    / / the 15th day of each month
indicated.  I understand  the payment of this draft is subject to all provisions
of the contract as stated on my bank account signature card.                        / / both the 15th and last business day

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

================================================================================================================================
SIGNATURE AND TIN CERTIFICATION
I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of  the Fund and affirm that I have received a current prospectus and  understand  the investment  objectives and  policies stated  therein. I/We hereby ratify any instructions  given pursuant to this  Application  and for  myself  and  my  successors and  assigns do hereby  release Ultimus
Fund Solutions, LLC, Williamsburg Investment Trust, Davenport & Company LLC, and  their  respective officers, employees, agents
and  affiliates  from  any  and  all  liability  in  the  performance  of  the  acts  instructed   herein  provided  that  such
entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify under the penalties of perjury that(1) I am a U.S. person (including a U.S resident alien), (2) the Social Security Number or Tax  Identification Number shown is correct and (3) I am not  subject  to  backup  withholding.  The  certifications  in  this  paragraph  are required from all
non-exempt  persons  to   prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds under the  federal  income tax  law. I recognize that the Internal Revenue Service does not require my consent  to  any  provision of
this document  other   than   the   certifications   required  to  avoid  backup  withholding.  (Check  here if you are subject to backup withholding) / /.


-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================
  ----------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-281-3217   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.




  ----------------------------------------------------------------------------
================================================================================

================================================================================

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISOR
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-281-3217

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III                 Richard L. Morrill
John T. Bruce                            Harris V. Morrissette
Charles M. Caravati, Jr.                 Erwin H. Will, Jr.
J. Finley Lee, Jr.                       Samuel B. Witt III
Richard Mitchell

OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President


Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Adescription of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.


Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free 1-800-281-3217.

Only one copy of a Prospectus or annual or semi- annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to comfirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO @SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                              File No. 811-05685
================================================================================

================================================================================



                                  -----------
                                   DAVENPORT
                                  -----------

                                  EQUITY FUND




                                   PROSPECTUS


                                 August 1, 2005




                                ----------------
                                ----------------


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
================================================================================

================================================================================
   --------------------------------------------------------------------------



                                      THE
                               GOVERNMENT STREET
                                     FUNDS




                              NO-LOAD MUTUAL FUNDS




                                   PROSPECTUS


                                 AUGUST 1, 2005




   --------------------------------------------------------------------------
================================================================================



                         T. LEAVELL & ASSOCIATES, INC.

                      ----------------------------------
                      I N V E S T M E N T  A D V I S E R
                      ----------------------------------

                                  Founded 1979


================================================================================
  ----------------------------------------------------------------------------

                       THE GOVERNMENT STREET EQUITY FUND

                       THE GOVERNMENT STREET MID-CAP FUND

                        THE GOVERNMENT STREET BOND FUND

                         THE ALABAMA TAX FREE BOND FUND


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  ----------------------------------------------------------------------------
================================================================================

RISK/RETURN SUMMARY
================================================================================

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks.

The investment objective of The GOVERNMENT STREET MID-CAP FUND is to seek capital appreciation. The Fund will seek to attain its objective by investing in common stocks of mid-cap companies.

The investment objectives of THE GOVERNMENT STREET BOND FUND are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

THE GOVERNMENT STREET EQUITY FUND

The Equity Fund's portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Equity Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" or "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These 6 sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500. An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return.

The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock to no more than approximately 4% of the cost basis of the portfolio. The result of the optimization is a portfolio that is broadly diversified.

The performance of the Equity Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT  STREET MID-CAP FUND

The Mid-Cap Fund's portfolio consists primarily of the common stocks of medium capitalization companies which are broadly diversified among economic sectors and industries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.


The Adviser defines "mid-cap" companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of the S&P MidCap 400 Index. As of

April 30, 2005, such companies ranged in capitalization from approximately $235 million to $9.5 billion. The market capitalization of the companies in the Fund's portfolio and the S&P MidCap 400 Index changes over time, and the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization increases above or decreases below this range.


The Mid-Cap Fund is governed by an investment philosophy that seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns. The Adviser combines quantitative analysis of securities with more basic fundamental analysis to construct a diversified stock portfolio.

The selection process begins with a stock list of approximately 450 common stocks. This list is the stocks included on the S&P MidCap 400 Index plus certain other stocks that the Adviser deems appropriate for the Fund's portfolio but which are not included on the S&P MidCap 400 Index. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 400 stocks.

Stocks in the universe are then classified by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book ratios). Each group ("growth" or "value") is then sorted into ten economic sectors. These 20 sectors provide for the basis of the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. Though there is approximately equal representation of "growth" and "value" stocks, the capitalization distribution within the portfolio is based on the economic sector weightings of the S& P Mid-Cap 400 Index. The Fund generally will hold from 75 to 150 securities.

The performance of the Mid-Cap Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

THE GOVERNMENT STREET BOND FUND

In seeking to achieve its investment objectives, the Bond Fund will emphasize preservation of capital by limiting investments in the portfolio to fixed income securities rated in the 4 highest quality ratings by any of the nationally recognized statistical rating organizations ("NRSROs"). These securities are referred to as "investment grade."

Under normal circumstances, at least 80% of the the Fund's net assets will be invested in fixed income securities and at least 40% of the Fund's net assets will be invested in U.S. Government securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in such policies. U.S. Government Securities include U.S. Treasury securities and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. The Fund may also invest in corporate debt obligations and mortgage-related and other asset backed securities.

The maturities of securities in the portfolio will range from less than 1 year to 15 years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between 3 and 7 years, depending upon the Adviser's market interest rate forecasts.

The Adviser will select corporate bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate spread over U.S. Treasury securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 4 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

THE ALABAMA TAX FREE BOND

Fund The Alabama Tax Free Bond Fund invests primarily (i.e., at least 80% of its net assets under normal circumstances) in municipal bonds and notes and other debt instruments the interest on which is exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of Alabama. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers. The foregoing policy may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The securities in the Fund's portfolio will be rated at the time of purchase in the 3 highest quality ratings by any of the NRSROs (or unrated municipal securities that the Adviser determines are of comparable quality). Under normal circumstances, the Fund's average maturity is expected to be between 3 and 10 years, depending on the Adviser's market interest rate forecasts.

The Adviser will select municipal bonds and/or notes based on the overall credit quality of the issuer, the security's relative interest rate as compared to other securities of comparable maturity, and call features. Although the Adviser utilizes the ratings of the NRSROs as a factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. In the event that a fixed income security held by the Fund is downgraded and it is no longer rated among the 3 highest ratings by any of the NRSROs, the Adviser has the discretion to determine whether the security will be sold or retained by the Fund. The fixed income securities selected for the portfolio may include floating rate securities that adjust their effective interest rate at predetermined periodic intervals.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

THE GOVERNMENT STREET EQUITY FUND/THE  GOVERNMENT STREET MID-CAP FUND

The return on and value of an investment in the Equity Fund or the Mid-Cap Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful, and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

While medium-sized companies generally have greater potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of medium-sized companies may be subject to greater price fluctuations.

THE GOVERNMENT  STREET BOND FUND

The return on and value of an investment in the Bond Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities. As a result, there is a risk that you could lose money by investing in the Fund.

Securities rated in the lower end of the "investment grade" categories are considered speculative in certain respects. Changes in economic or other conditions are more likely to lead to a weakened capacity to make interest and principal payments than with higher grade securities.

THE ALABAMA TAX FREE BOND FUND

Since The Alabama Tax Free Bond Fund concentrates its investments in Alabama municipal securities, an investment in the Fund may be adversely affected by factors that impact the Alabama economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline.

As a result, there is a risk that you could lose money by investing in the Fund As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of broad measures of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


                        THE GOVERNMENT STREET EQUITY FUND

[GRAPHIC OMITTED]


  1995    1996    1997    1998    1999   2000     2001     2002    2003   2004
 ------  ------  ------  ------  ------  -----  -------  -------  ------  -----
 27.42%  21.48%  27.84%  23.73%  17.71% -3.83%  -13.01%  -21.30%  28.11%  9.28%


During the period shown in the bar chart, the highest return for a quarter was 20.92% during the quarter ended December 31, 1998 and the lowest return for a quarter was -15.90% during the quarter ended September 30, 2002.


The Fund's 2005 year-to-date return through March 31, 2005 is -2.98%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       THE GOVERNMENT STREET MID-CAP FUND

[GRAPHIC OMITTED]

                                      2004
                                     ------
                                     13.55%

During the period shown in the bar chart, the highest return for a quarter was 8.92% during the quarter ended December 31, 2004 and the lowest return for a quarter was -1.44% during the quarter ended September 30, 2004.

The Fund's 2005 year-to-date return through March 31, 2005 is 0.80%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


                        THE GOVERNMENT STREET BOND FUND

[GRAPHIC OMITTED]


   1995    1996    1997    1998    1999   2000    2001    2002    2003  2004
  ------  ------  ------  ------  ------  -----  ------  ------  -----  -----
  15.46%   3.67%   7.83%   7.43%  -1.02% 10.25%  8.09%   8.33%   2.97%  1.79%

During the period shown in the bar chart, the highest return for a quarter was 5.24% during the quarter ended June 30, 1995 and the lowest return for a quarter was -1.63% during the quarter ended June 30, 2004.

The Fund's 2005 year-to-date return through March 31, 2005 is -0.35%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                         THE ALABAMA TAX FREE BOND FUND

[GRAPHIC OMITTED]


   1995    1996    1997    1998    1999   2000    2001    2002    2003   2004
  ------  ------  ------  ------  ------  -----  ------  ------  -----   -----
  12.42%   3.77%   6.31%   5.13%  -0.98%  8.19%   4.36%   8.42%   3.23%  1.63%

During the period shown in the bar chart, the highest return for a quarter was 4.67% during the quarter ended March 31, 1995 and the lowest return for a quarter was -1.78% during the quarter ended June 30, 2004.

The Fund's 2005 year-to-date return through March 31, 2005 is -0.81%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


                 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED
                               DECEMBER 31, 2004


The table below shows how each Fund's average annual total returns compare with those of broad measures of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


THE GOVERNMENT STREET EQUITY FUND
                                              One Year   Five Years   Ten Years
--------------------------------------------------------------------------------
Return Before Taxes ........................   9.28%      -1.62%       10.26%
Return After Taxes on Distributions.........   9.12%      -1.81%        9.65%
Return After Taxes on Distributions
  and Sale of Fund Shares ..................   6.25%      -1.45%        8.81%
STANDARD & POOR'S 500 INDEX(1) (reflects no
  deduction for fees, expenses, or taxes) ..  10.88%      -2.30%       12.07%

THE GOVERNMENT STREET MID-CAP FUND
                                                               Since Inception
                                                One Year     (November 17, 2003)
--------------------------------------------------------------------------------
Return Before Taxes ...........................   13.55%            14.18%
Return After Taxes on Distributions............   12.50%            13.23%
Return After Taxes on Distributions
  and Sale of Fund Shares                          9.00%            11.56%
STANDARD & POOR'S MIDCAP 400 INDEX(2) (reflects
  no deduction  for fees, expenses, or taxes)..   16.48%            18.97%

THE GOVERNMENT STREET BOND FUND
                                              One Year   Five Years   Ten Years
--------------------------------------------------------------------------------
Return Before Taxes ........................   1.79%        6.23%       6.39%
Return After Taxes on Distributions ........   0.17%        4.14%       4.02%
Return After Taxes on Distributions
 and Sale of Fund Shares ...................   1.16%        4.05%       3.99%
LEHMAN GOVERNMENT/CORPORATE
  INTERMEDIATE BOND INDEX(3)  (reflects
  no deduction for fees, expenses or taxes)    3.03%        7.21%       7.15%
90-DAY TREASURY BILL INDEX(4)  (reflects no
  deduction for fees, expenses, or taxes) ..   1.42%        2.93%       4.13%

THE ALABAMA TAX FREE BOND FUND
                                              One Year   Five Years   Ten Years
--------------------------------------------------------------------------------
Return Before Taxes ........................   1.63%        5.13%       5.19%
Return After Taxes on Distributions ........   1.63%        5.13%       5.19%
Return After Taxes on Distributions
  and Sale of Fund Shares ..................   2.18%        4.97%       5.07%
LEHMAN 7-YEAR G.O. MUNICIPAL
  BOND INDEX(5)  (reflects no deduction
  for fees, expenses, or taxes) ............   3.32%        6.60%       6.55%
LEHMAN 3-YEAR MUNICIPAL BOND
  INDEX(6)  (reflects no deduction for
  fees, expenses, or taxes) ................   2.06%        4.84%       5.00%
LIPPER INTERMEDIATE MUNICIPAL BOND
  FUND INDEX(7)  (reflects no deduction
  for taxes) ...............................   2.85%        5.78%       5.69%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.

(2) The Standard & Poor's MidCap 400 Index is an unmanaged index of common stock prices of 400 medium-sized U.S. companies.


(3) The Lehman Government/Corporate Intermediate Bond Index is an unmanaged index generally representative of intermediate-term bonds.

(4)  The  90-Day   Treasury   Bill  Index  is  an  unmanaged   index   generally
     representative  of the  average  yield of 90-day  Treasury  bills.

(5) The Lehman 7-Year G.O. Municipal Bond Index is an unmanaged index generally representative of 7-year general obligation tax-exempt bonds.

(6) The Lehman 3-Year Municipal Bond Index is an unmanaged index generally representative of 3-year tax-exempt bonds.

(7)  The  Lipper  Intermediate   Municipal  Bond  Fund  Index  is  an  index  of
     intermediate-term  municipal bond funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):  None

ANNUAL FUND  OPERATING  EXPENSES  (expenses that are deducted from Fund assets):

                               THE            THE          THE         THE
                            GOVERNMENT     GOVERNMENT   GOVERNMENT    ALABAMA
                              STREET         STREET       STREET     TAX FREE
                            EQUITY FUND   MID-CAP FUND   BOND FUND   BOND FUND
--------------------------------------------------------------------------------

Management Fees .........      0.56%          0.75%        0.50%       0.35%
Administrator's Fees.....      0.12%          0.20%        0.08%       0.14%
Other Expenses ..........      0.08%          0.28%        0.13%       0.20%
                               -----          -----        -----       -----
Total Annual Fund
  Operating Expenses.....      0.76%          1.23%*       0.71%       0.69%*
                               =====          =====        =====       =====


* The Adviser currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and 0.65%, respectively, of average net assets. The Adviser reserves the right to terminate these waivers at any time in the Adviser's sole discretion.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               THE            THE          THE         THE
                            GOVERNMENT     GOVERNMENT   GOVERNMENT    ALABAMA
                              STREET         STREET       STREET     TAX FREE
                            EQUITY FUND   MID-CAP FUND   BOND FUND   BOND FUND
--------------------------------------------------------------------------------

1 year ..................     $   78         $  125       $   73      $   70
3 years..................        243            390          227         221
5 years..................        422            676          395         384
10 years.................        942          1,489          883         859

HOW TO PURCHASE SHARES
================================================================================
There are no sales commissions charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1125, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.


All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.


All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                           The Government Street Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1125 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


         US Bank, N.A.
         ABA# 042000013
         For The Government Street Funds #0199456682
         For [Name of Fund]
         For [Shareholder name and account number or tax identification number]

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1125 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure it complies with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.


HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m., Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1125 or write to the address shown below.

Your request should be addressed to:

                           The Government Street Funds
                           c/o Shareholder Services
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================

The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls options written by the Equity Fund are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUNDS
================================================================================

The Funds are each a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the trust retains various organizations to perform specialized services for the Funds.


Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 150 Government Street, Mobile, Alabama 36633.

THE GOVERNMENT STREET EQUITY FUND

Thomas W. Leavell is primarily responsible for managing the portfolio of the Equity Fund. Mr. Leavell, who has served as Portfolio Manager since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.


Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.60% on the first $100 million; and 0.50% on assets over $100 million.

THE  GOVERNMENT  STREET  MID-CAP  FUND

The Adviser utilizes a team approach in managing the portfolio of the Mid-Cap Fund. Each of the Fund's four Portfolio Managers is responsible for the research and selection of securities within different business sectors. The Portfolio Managers of the Mid-Cap Fund and the sectors for which they are responsible:

o Thomas W. Leavell -- responsible for Consumer Discretionary and Healthcare sectors. Mr. Leavell, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979.

o Timothy S. Healey -- responsible for Industrial and Technology sectors. Mr. Healey, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, is an Executive Vice President of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

o Kyle C. Pugh -- responsible for Finance, Materials, Telecom and Consumer Staples sectors. Mr. Pugh, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, is a Vice President of the Adviser and has been a Portfolio Manager with the Adviser since 2002. From 1995 until 2002, he was a Vice President and Manager of Commercial Banking with Whitney National Bank. He holds a B.S. degree in Business Administration from The Citadel and an M.B.A. from the University of Alabama.

o Richard E. Anthony, Jr., CFA -- responsible for Energy and Utility sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of the Mid-Cap Fund since his employment with the Adviser beginning in December 2004. From 2001 until 2004, he was an Analyst and Portfolio Manager with AmSouth Bank; and from 2000 until 2001, he was employed by Cashretriever Systems. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.10% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.10% of its average daily net assets.


For a discussion of the factors considered by the Board of Trustees in its approval of the Mid-Cap Fund's Invesment Advisory Agreement, including its conclusions with respect thereto, see the annual report of The Government Street Funds dated March 31, 2005.


THE  GOVERNMENT  STREET BOND FUND

Mary Shannon Hope and Thomas W. Leavell are primarily responsible for managing the portfolio of the Bond Fund and have acted in this capacity since July 1997. Mrs. Hope is a Vice President of the Adviser and has been employed by the Adviser since 1987. She holds a B.S. in Finance from the University of Alabama and an M.B.A. from the University of South Alabama. Mr. Leavell has been a principal of the Adviser since his founding of the firm in 1979.


Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.50% on the first $100 million; and 0.40% on assets over $100 million.

THE ALABAMA TAX FREE BOND FUND

Timothy S. Healey is primarily responsible for managing the portfolio of The Alabama Tax Free Bond Fund and has acted in this capacity since the Fund's inception. Mr. Healey is an Executive Vice President of the Adviser and has been a Portfolio Manager with the firm since 1986.


Compensation of the Adviser with respect The Alabama Tax Free Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.35% on the first $100 million; and 0.25% on assets over $100 million. The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.


FOR MORE INFORMATION-- The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of shares of the Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Mid-Cap Fund intends to declare dividends from net investment income annually, payable on a date selected by management. The Bond Fund intends to declare and pay dividends from net investment income on the last business day of each month. The Alabama Tax Free Bond Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Bond Fund and The Alabama Tax Free Bond Fund expect that distributions will consist primarily of net investment income. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

THE ALABAMA TAX FREE BOND FUND

Because The Alabama Tax Free Bond Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on municipal obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for such calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

ADDITIONAL INVESTMENT INFORMATION
================================================================================

Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated in the 3 highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

THE GOVERNMENT STREET EQUITY FUND/
THE GOVERNMENT STREET MID-CAP FUND

The Equity Fund and the Mid-Cap Fund may write covered call options. Call options written by a Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are "covered" by a Fund because it will own the underlying securities as long as the option is outstanding. A Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. A Fund's use of covered call options is intended to increase the total return of its investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Funds' use of covered calls will be very limited in scope.

Money market instruments may be purchased by the Funds for temporary defensive purposes when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

THE GOVERNMENT STREET BOND FUND

Obligations of the Goverment National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee the yield or the market value of the security.

Money market instruments may be purchased by the Bond Fund when the Adviser believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund invests primarily in:

(a) Tax-exempt bonds which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"), or which have an equivalent rating by any other NRSRO, or which are considered by the Adviser to have essentially the same characteristics and quality as securities having such ratings; and

(b) Tax-exempt notes of issuers having an issue of outstanding municipal obligations rated AAA, AA or A by S&P or Aaa, Aa or

     A by Moody's, or which are guaranteed by the U.S. Government, or which are rated MIG-1 or MIG-2 by Moody's or have an equivalent rating by any other NRSRO.

Although the Fund normally invests all of its assets in obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit availability. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in municipal obligations the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Alabama.

The Fund may invest up to 20% of its net assets in municipal obligations the interest on which is subject to the alternative minimum tax.

With respect to those municipal obligations which are not rated by an NRSRO, the Fund will be more reliant on the Adviser's judgment, analysis and experience than would be the case if such municipal obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

As a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of The Alabama Tax Free Fund may be held in cash or invested in taxable short-term obligations. These may include:

(a) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(b) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash equivalents.

Interest income from these short-term obligations may be taxable to shareholders as ordinary income for federal and state income tax purposes. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to March 31, 2004 was audited by other independent accountants.

THE GOVERNMENT STREET EQUITY FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR
                                                                        YEARS ENDED MARCH 31,
                                              ------------------------------------------------------------------------
                                                 2005           2004           2003           2002            2001
----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........  $    46.10     $    34.13     $    45.55     $    45.14     $    57.07
                                               ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income .....................        0.50           0.32           0.28           0.21           0.19
  Net realized and unrealized
    gains (losses) on investments ...........        1.01          11.97         (11.42)          0.41         (11.93)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ............        1.51          12.29         (11.14)          0.62         (11.74)
                                               ----------     ----------     ----------     ----------     ----------
Less distributions:
  Dividends from net investment income ......       (0.50)         (0.32)         (0.28)         (0.21)         (0.19)
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............  $    47.11     $    46.10     $    34.13     $    45.55     $    45.14
                                               ==========     ==========     ==========     ==========     ==========

Total return(a) .............................        3.27%         36.09%        (24.47%)         1.38%       (20.61%)
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ...........  $  132,922     $  129,719     $   87,837     $  105,701     $   95,511
                                               ==========     ==========     ==========     ==========     ==========
Ratio of expenses to average net assets .....        0.76%          0.79%          0.81%          0.80%          0.80%

Ratio of net investment income
  to average net assets .....................        1.08%          0.77%          0.76%          0.47%          0.36%

Portfolio turnover rate .....................          13%            15%            12%            17%            11%


(a)  Total  return is a measure of the change in value of an  investment  in the  Fund over the period covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

                                                          YEAR        PERIOD
                                                          ENDED       ENDED
                                                        MARCH 31,    MARCH 31,
                                                          2005        2004(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............  $   10.33    $   10.00
                                                      ---------    ---------

Income from investment operations:
  Net investment income ............................       0.01         0.01
  Net realized and unrealized gains on investments .       0.97         0.68
                                                      ---------    ---------
Total from investment operations ...................       0.98         0.69
                                                      ---------    ---------

Less distributions:
  Dividends from net investment income .............      (0.01)       (0.01)
  Distributions from net realized gains ............      (0.00)(b)    (0.35)
                                                      ---------    ---------
Total distributions ................................      (0.01)       (0.36)
                                                      ---------    ---------

Net asset value at end of period ...................  $   11.30    $   10.33
                                                      =========    =========

Total return(c) ....................................       9.47%        6.83%(d)
                                                      =========    =========

Net assets at end of period (000's) ................  $  32,025    $  19,227
                                                      =========    =========


Ratio of net expenses to average net assets(e) .....       1.10%        1.09%(f)

Ratio of net investment income to average net assets       0.14%        0.11%(f)

Portfolio turnover rate ............................          6%         177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount  rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.23% and 1.71%(c) for the periods ended March 31, 2005 and March 31, 2004, respectively.

(f)  Annualized.

THE GOVERNMENT STREET BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR
                                                                        YEARS ENDED MARCH 31,
                                              ------------------------------------------------------------------------
                                                 2005           2004           2003           2002(a)         2001
----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........  $    21.24     $    21.55     $    20.75     $    20.90     $    19.79
                                               ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .....................        0.71           0.81           0.99           1.07           1.23
  Net realized and unrealized
    gains (losses) on investments ...........       (0.71)         (0.11)          0.92          (0.06)          1.11
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ............        0.00           0.70           1.91           1.01           2.34
                                               ----------     ----------     ----------     ----------     ----------

Dividends from net investment income ........       (0.95)         (1.01)         (1.11)         (1.16)         (1.23)
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............  $    20.29     $    21.24     $    21.55     $    20.75     $    20.90
                                               ==========     ==========     ==========     ==========     ==========

Total return(b) .............................        0.04%          3.34%          9.36%          4.88%         12.25%
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ...........  $   59,919     $   64,005     $   58,665     $   53,688     $   49,180
                                               ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .....        0.71%          0.70%          0.71%          0.70%          0.69%

Ratio of net investment income
  to average net assets .....................        3.44%          3.65%          4.62%          5.06%          6.12%

Portfolio turnover rate .....................          28%            33%            39%            18%             9%


(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting Guide for  Investment  Companies and began amortizing  premiums  on debt  securities  and  recording  paydown gains and losses as adjustments to interest income.  Had  the  Fund  not adopted  these new provisions, the net  investment income per share would have been $1.16 and the ratio of net  investment  income to average net assets  would have been 5.50%.  Per share data and ratios for  periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the period  covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


28

THE ALABAMA TAX FREE BOND FUND
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

                                                                        YEARS ENDED MARCH 31,
                                              ------------------------------------------------------------------------
                                                 2005           2004           2003           2002(a)         2001
----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........  $    10.90     $    10.89     $    10.40     $    10.55     $    10.13
                                               ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .....................        0.35           0.35           0.40           0.42           0.44
  Net realized and unrealized
   gains (losses) on investments ............       (0.36)          0.01           0.49          (0.15)          0.42
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ............       (0.01)          0.36           0.89           0.27           0.86
                                               ----------     ----------     ----------     ----------     ----------

Dividends from net investment income ........       (0.34)         (0.35)         (0.40)         (0.42)         (0.44)
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............  $    10.55     $    10.90     $    10.89     $    10.40     $    10.55
                                               ==========     ==========     ==========     ==========     ==========

Total return(b) .............................       (0.06%)         3.40%          8.67%          2.61%          8.71%
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ...........  $   34,525     $   38,702     $   34,729     $   31,603     $   28,091
                                               ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets(c)       0.65%          0.65%          0.65%          0.65%          0.65%

Ratio of net investment income
  to average net assets .....................        3.21%          3.26%          3.74%          4.02%          4.29%

Portfolio turnover rate .....................           4%            10%             9%            10%             6%


(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting Guide for  Investment  Companies and began accreting market discount on debt securities. Had the Fund not adopted  this new  provision, the ratio of net  investment  income to average net assets would have been  4.00%. Per share data and ratios  prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the  period covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Absent  investment  advisory fees  voluntarily  waived by  the  Adviser,  the ratios of  expenses to average  net assets  would have been 0.69%, 0.68%, 0.69%, 0.71% and 0.71% for the years ended March 31, 2005, 2004, 2003, 2002 and 2001, respectively.


================================================================================
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CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1125   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

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30

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                          THE GOVERNMENT STREET FUNDS
                      ===================================
                              No Load Mutual Funds


                      INVESTMENT ADVISER
                      T. Leavell & Associates, Inc.
                      150 Government Street
                      Post Office Box 1307
                      Mobile, Alabama 36633
                      www.tleavell.com

                      ADMINISTRATOR
                      Ultimus Fund Solutions, LLC
                      P.O. Box 46707
                      Cincinnati, Ohio 45246-0707
                      (Toll-Free) 1-866-738-1125

                      CUSTODIAN
                      US Bank, N.A.
                      425 Walnut Street
                      Cincinnati, Ohio 45202

                      INDEPENDENT REGISTERED PUBLIC
                      ACCOUNTING FIRM
                      Ernst & Young LLP
                      312 Walnut Street, Suite 1900
                      Cincinnati, Ohio 45202

                      LEGAL COUNSEL
                      Sullivan & Worcester LLP
                      One Post Office Square
                      Boston, Massachusetts 02109

                      BOARD OF TRUSTEES
                      Richard Mitchell, President
                      Austin Brockenbrough III
                      John T. Bruce
                      Charles M. Caravati, Jr.
                      J. Finley Lee, Jr.
                      Richard L. Morrill
                      Harris V. Morrissette
                      Erwin H. Will, Jr.
                      Samuel B. Witt III


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                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................  2
Synopsis of Costs and Expenses ............................................ 12
How to Purchase Shares .................................................... 13
How to Redeem Shares ...................................................... 15
How Net Asset Value is Determined ......................................... 17
Management of the Funds ................................................... 18
Dividends, Distributions and Taxes ........................................ 21
Additional Investment Information ......................................... 23
Financial Highlights ...................................................... 26
Customer Privacy Policy ................................................... 30

                           FOR ADDITIONAL INFORMATION


Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.


Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1125

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the Edgar Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

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================================================================================

                       THE GOVERNMENT STREET FUNDS
                                                                                                   Send completed application to:
                                                                                                      THE GOVERNMENT STREET FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)     (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)       (Birthdate)     (Social Security Number)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name) (Middle Initial) (Last Name) (Birthdate of Custodian) (Social Security Number of Custodian)

                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor) (Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)

/ / FOR CORPORATIONS,      ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    RETIREMENT PLANS AND   will be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS.

                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)          (If a Trust, Trustee's Social Security Number and Birthdate)

=================================================================================================================================
ADDRESS

Street Address _______________________________________________ Employer Name/Address ____________________________________________

City _______________________________  State________Zip _______   Occupation _____________________________________________________


Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident* ____________________________
                                                                                                      (Country of Residence)
Are you an associated person of an NASD member?  / / Yes   / / No               *Non-resident aliens must provide IRS Form W-8 and
                                                                                 a copy of their passport.

=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

=================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE GOVERNMENT STREET FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds were wired to US Bank on _____________________ in the amount of $ ____________________ (Please indicate Fund(s) below)

/ / GOVERNMENT STREET EQUITY FUND        $________________       / / GOVERNMENT STREET BOND FUND         $________________

/ / GOVERNMENT STREET MID-CAP FUND       $________________       / / ALABAMA TAX FREE BOND FUND          $________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUND (TOLL-FREE)  AT  1-866-738-1125
         SO THAT YOUR WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO GOVERNMENT STREET FUNDS #19945-6682
               FOR THE GOVERNMENT STREET MID-CAP FUND
               FOR  [SHAREHOLDER  NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

=================================================================================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends and capital gains distributions
/ / Reinvest all capital gain  distributions; dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

---------------------------------------------------------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING ACTIVITIES,  FEDERAL  LAW REQUIRES ALL FINANCIAL
INSTITUTIONS TO OBTAIN,  VERIFY AND RECORD  INFORMATION  THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.  WHAT THIS  MEANS  FOR
YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE  WILL ASK FOR YOUR  NAME, ADDRESS,  DATE OF BIRTH,  AND OTHER  INFORMATION  THAT WILL ALLOW
US TO IDENTIFY YOU.  WE  MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING DOCUMENTS.  PLEASE  REMEMBER THAT
ANY DOCUMENTS OR  INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
---------------------------------------------------------------------------------------------------------------------------------


=================================================================================================================================
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with full  power  to sell, assign or  transfer securities of
THE GOVERNMENT STREET  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE GOVERNMENT STREET FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of  any person(s)
purporting to be an authorized  person named above, or in any Amendment  received by the Fund or its agent. The Fund and its
Agent shall not be liable for any claims, expenses or losses resulting from  having  acted  upon any  instruction reasonably believed to be genuine.

=================================================================================================================================
SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire  redemptions  to the  commercial  bank account  indicated  below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________


Withdrawals to be made: / / 15th day of each month  / / last business day of each month


/ / Please DEPOSIT DIRECTLY the proceeds to the bank account below

/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please  purchase shares of THE GOVERNMENT STREET FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________         Please make my automatic investment on:

/ / GOVERNMENT STREET EQUITY FUND                            / / the last business day of each month

/ / GOVERNMENT STREET MID-CAP FUND                           / / the 15th day of each month

/ / GOVERNMENT STREET BOND FUND                              / / both the 15th and last business day

/ / ALABAMA TAX FREE BOND FUND

____________________________________________________________  is hereby authorized to charge to my account the bank draft amount
                     (Name of Bank)                           here indicated.  I understand the payment of this draft is subject to  all provisions of  the contract as stated  on  my bank account signature card.

_________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC  INVESTMENT or SYSTEMATIC  WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

=================================================================================================================================
SIGNATURE AND TIN CERTIFICATION

I/We  certify that I have full right and power,  and legal  capacity to purchase shares of the Funds and affirm  that I have received  a  current  prospectus  and  understand  the investment  objectives  and  policies  stated  therein.  I/We  hereby
ratify  any   instructions  given  pursuant  to   this  Application  and  for  myself  and  my  successors  and  assigns  do hereby  release  Ultimus  Fund  Solutions,  LLC,  Williamsburg  Investment  Trust, T. Leavell & Associates,  Inc., and their respective officers, employees, agents and affiliates from any and all liability in the  performance of the acts  instructed herein provided that such entities have exercised due care to determine that  the instructions are genuine.  I certify under the penalties of perjury that (1) I am a U.S. person  (including a  U.S. resident alien), (2) the  Social Security Number or
Tax Identification  Number  shown  is correct and (3) I am not subject to backup  withholding.  The certifications  in  this paragraph  are  required  from  all  non-exempt  persons to  prevent  backup  withholding  of all  taxable distributions and gross redemption  proceeds  under the federal income tax law.  I recognize  that  the  Internal  Revenue  Service  does  not require  my  consent  to any  provision of this  document other than the certifications required to avoid backup withholding.
(Check here if you are subject to backup withholding)  /  /.


-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE


================================================================================
   --------------------------------------------------------------------------


                                      THE
                                   JAMESTOWN
                                     FUNDS

                              NO-LOAD MUTUAL FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                   PROSPECTUS



                                 AUGUST 1, 2005




                               INVESTMENT ADVISOR
                      LOWE, BROCKENBROUGH & Company, Inc.
                               RICHMOND, VIRGINIA


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   --------------------------------------------------------------------------
================================================================================

                               TABLE OF CONTENTS
================================================================================

Risk/Return Summary .......................................................  3
Synopsis of Costs and Expenses ............................................ 11
Additional Investment Information ......................................... 12
How to Purchase Shares .................................................... 20
How to Redeem Shares ...................................................... 23
How Net Asset Value is Determined ......................................... 25
Management of the Funds ................................................... 26
Dividends, Distributions and Taxes ........................................ 28
Financial Highlights ...................................................... 31
Customer Privacy Policy ................................................... 35

--------------------------------------------------------------------------------

THE JAMESTOWN FUNDS                        BOARD OF TRUSTEES
                                           Austin Brockenbrough, III
INVESTMENT ADVISOR                         John T. Bruce
Lowe, Brockenbrough & Co., Inc.            Charles M. Caravati, Jr.
1802 Bayberry Court                        J. Finley Lee, Jr.
Suite 400                                  Richard Mitchell
Richmond, Virginia 23226                   Richard L. Morrill
www.jamestownfunds.com                     Harris V. Morrissette
                                           Erwin H. Will, Jr.
SUB-ADVISOR                                Samuel B. Witt, III
Oechsle International Advisors, LLC
One International Place                    PORTFOLIO MANAGERS
Boston, Massachusetts 02110                THE JAMESTOWN BALANCED FUND
                                             Charles M. Caravati III, CFA
ADMINISTRATOR                                Lawrence B. Whitlock, Jr., CFA
Ultimus Fund Solutions, LLC                  Joseph A. Jennings III, CFA
P.O. Box 46707
Cincinnati, Ohio 45246-0707                THE JAMESTOWN EQUITY FUND
(Toll-Free) 1-866-738-1126                   Charles M. Caravati III, CFA
                                             Lawrence B. Whitlock, Jr., CFA
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900              THE JAMESTOWN INTERNATIONAL
Cincinnati, Ohio 45202                       EQUITY FUND

                                             L. Sean Roche, CFA

LEGAL COUNSEL                              THE JAMESTOWN TAX EXEMPT
Sullivan & Worcester LLP                     VIRGINIA FUND
One Post Office Square                          Beth Ann Gustafson, CFA
Boston, Massachusetts 02109



--------------------------------------------------------------------------------
2

RISK/RETURN SUMMARY
================================================================================
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund are NO-LOAD, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. Please read the Prospectus carefully and keep it for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

THE JAMESTOWN BALANCED FUND'S investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

THE JAMESTOWN EQUITY FUND'S investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

THE JAMESTOWN INTERNATIONAL EQUITY FUND'S investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND'S investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

JAMESTOWN BALANCED FUND
The percentage of assets of the Balanced Fund invested in equities and fixed income securities will vary from time to time depending upon the Advisor's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The Advisor attempts to take advantage of the long-term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility. The Fund will also invest in a variety of companies, industries and economic sectors.

Equity securities, including common stocks, preferred stocks, convertible preferred stocks and convertible bonds, are acquired for capital appreciation or a combination of capital appreciation and income. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. Fixed income securities, including corporate debt obligations, U.S. Government Securities and mortgage-related and other asset-backed securities, are acquired for income and secondarily for capital appreciation.

JAMESTOWN EQUITY FUND
The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks, preferred stocks, convertible preferred stocks and convertible bonds. Equity investments are made using fundamental analysis, proprietary models and qualitative, judgmental evaluation as selection criteria. The Fund seeks financially strong, relatively large companies which offer above average earnings and relatively modest valuations. The Fund will invest in a variety of companies, industries and economic sectors. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

JAMESTOWN INTERNATIONAL EQUITY FUND
The International Equity Fund will establish concentrated positions in countries and regions that look most attractive. The Fund seeks a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. The country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. The Fund will focus on both country and stock selection. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities of issuers located outside the United States, and Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will seek to control risk by diversifying its assets among 12 or more countries, and may purchase forward currency exchange contracts to hedge against anticipated currency fluctuations.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
At least 80% of the Tax Exempt Virginia Fund's assets will normally be invested in Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax. The foregoing policies may not be altered without the approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Advisor emphasizes a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. The Fund's portfolio duration will range between 2 and 10 years. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 90% of its assets in bonds rated A or better. The Fund also intends to invest in a broad range of investment grade municipal obligations.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

JAMESTOWN BALANCED FUND
The value of the portion of the  Balanced  Fund's  portfolio  invested in equity securities  will  fluctuate  in  response  to  stock  market  movements.  Equity securities are subject to market rises and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The value of the portion of the Fund's portfolio invested in fixed income securities will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Typically a rise in interest rates causes a decline in the market value of fixed income securities. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. There is a risk that you could lose money by investing in the Fund.

The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in equity securities might achieve. The investment results of the Fund depend upon the ability of the Advisor to correctly anticipate the relative performance of equity securities and fixed income securities of varying maturities.

JAMESTOWN EQUITY FUND
The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

JAMESTOWN INTERNATIONAL EQUITY FUND
The return on and value of an investment in the International Equity Fund will fluctuate in response to stock market movements. Equity securities are subject to market risks and fluctuations in value in response to earnings, economic conditions and other factors beyond the control of the Advisor. The Fund's portfolio might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio, or to economic circumstances or other factors in the countries in which the Fund has invested. The Fund's method of security selection may not be successful and the Fund may underperform other equity market segments or the equity market as a whole. As a result, there is a risk that you could lose money by investing in the Fund.

Investments in securities of foreign issuers involve somewhat different investment risks from those affecting securities of domestic issuers. In addition to overall stock market risk and credit risks relative to specific issuers, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

JAMESTOWN TAX EXEMPT VIRGINIA FUND
Since the Tax Exempt Virginia Fund concentrates its investments in Virginia municipal securities, an investment in the Fund may be adversely affected by factors that impact the Virginia economy or its political, geographic and demographic conditions. In addition, there is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. The return on and value of an investment in the Fund will fluctuate with changes in interest rates or in the creditworthiness of individual issuers. Generally, when interest rates rise, the value of the Fund's portfolio securities can be expected to decline. As a result, there is a risk that you could lose money by investing in the Fund.

As a non-diversified fund, the Fund may be invested in fewer issuers than a diversified fund. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

PERFORMANCE SUMMARY
The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


                            JAMESTOWN BALANCED FUND


[GRAPHIC OMITTED]


  1995    1996    1997    1998    1999   2000     2001     2002    2003   2004
 ------  ------  ------  ------  ------  -----  -------  -------  ------  -----
 29.22%  15.75%  19.89%  18.27%  11.47%  0.85%  -11.28%  -10.41%  16.42%  6.89%


During the period shown in the bar chart, the highest return for a quarter was 16.58% during the quarter ended December 31, 1998 and the lowest return for a quarter was -9.49% during the quarter ended September 30, 2001.


The Fund's 2005 year-to-date return through March 31, 2005 is -1.36%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                             JAMESTOWN EQUITY FUND

[GRAPHIC OMITTED]


  1995    1996    1997    1998    1999   2000     2001     2002    2003   2004
 ------  ------  ------  ------  ------  -----  -------  -------  ------  -----
 34.27%  21.06%  25.53%  23.97%  16.65% -1.71%  -19.78%  -20.90%  23.66%  9.10%


During the period shown in the bar chart, the highest return for a quarter was 26.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.33% during the quarter ended September 30, 2001.


The Fund's 2005 year-to-date return through March 31, 2005 is -1.63%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.



                      JAMESTOWN INTERNATIONAL EQUITY FUND

[GRAPHIC OMITTED]


      1997     1998     1999     2000      2001      2002     2003    2004
     ------   ------   ------   -------   -------   -------  ------  ------
     12.43%   23.95%   39.61%   -20.41%   -27.27%   -20.18%  29.78%  16.59%


During the period shown in the bar chart, the highest return for a quarter was 23.70% during the quarter ended December 31, 1999 and the lowest return for a quarter was -21.45% during the quarter ended September 30, 2002.


The Fund's 2005 year-to-date return through March 31, 2005 is -1.45%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                       JAMESTOWN TAX EXEMPT VIRGINIA FUND

[GRAPHIC OMITTED]


  1995    1996    1997    1998    1999   2000     2001     2002    2003   2004
 ------  ------  ------  ------  ------  -----  -------  -------  ------  -----
 12.21%   3.87%   7.07%   5.40%  -1.74%  8.99%   4.44%    8.33%   3.32%   2.14%


During the period shown in the bar chart, the highest return for a quarter was 4.73% during the quarter ended March 31, 1995 and the lowest return for a quarter was -1.96% during the quarter ended June 30, 2004.


The Fund's 2005 year-to-date return through March 31, 2005 is -0.96%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


The table below shows how each Fund's average annual total returns compare with those of a broad measure of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


JAMESTOWN BALANCED FUND
                                              1 YEAR   5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes ........................   6.89%    -0.05%        8.96%
Return After Taxes on Distributions ........   5.59%    -1.21%        7.18%
Return After Taxes on Distributions
  and Sale of Fund Shares ..................   5.68%    -0.51%        6.96%

Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes)...  10.88%    -2.30%       12.07%

JAMESTOWN EQUITY FUND
                                              1 YEAR   5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes.........................   9.10%    -3.39%        9.52%
Return After Taxes on Distributions ........   8.01%    -3.86%        8.64%
Return After Taxes on Distributions
  and Sale of Fund Shares ..................   7.26%    -2.92%        8.05%

Standard & Poor's 500 Index(1) (reflects no
  deduction for fees, expenses, or taxes) ..  10.88%    -2.30%       12.07%

JAMESTOWN INTERNATIONAL EQUITY FUND
                                                                     SINCE
                                                                   INCEPTION
                                              1 YEAR   5 YEARS  (APRIL 16, 1996)
--------------------------------------------------------------------------------
Return Before Taxes ........................  16.59%    -6.91%        3.32%
Return After Taxes on Distributions ........  16.49%    -7.58%        2.67%
Return After Taxes on Distributions
  and Sale of Fund Shares ..................  10.92%    -5.89%        2.68%

Morgan Stanley Europe, Australia and
  Far East ("EAFE") Index(2) (reflects no
  deduction for fees, expenses, or taxes) ..  20.24%    -1.14%        4.52%

JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                              1 YEAR   5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes ........................   2.14%     5.41%        5.34%
Return After Taxes on Distributions ........   2.14%     5.41%        5.33%
Return After Taxes on Distributions
  and Sale of Fund Shares ..................   2.64%     5.22%        5.21%

Lehman Municipal Bond Index(3) (reflects no
  deduction for fees, expenses, or taxes) ..   2.65%     6.58%        6.32%

(1) The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.


(2) The Morgan Stanley EAFE Index is an unmanaged index which tracks the market performance of small, medium and large capitalization companies in Europe, Australia and the Far East.

(3) The Lehman Municipal Bond Index is an unmanaged index of bonds widely recognized as a broad measure of performance of the municipal bond market.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):

                                                      INTERNATIONAL  TAX EXEMPT
                                     BALANCED  EQUITY    EQUITY       VIRGINIA
                                       FUND     FUND      FUND         FUND
--------------------------------------------------------------------------------
Sales Charge Imposed on Purchases...   None     None      None         None
Contingent Deferred Sales Charge....   None     None      None         None
Sales Charge Imposed on
  Reinvested Dividends .............   None     None      None         None
Redemption Fee (as a percentage of
  the amount redeemed) .............   None     None        2%*        None

* The redemption fee is imposed only on redemption of shares within 90 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                      INTERNATIONAL  TAX EXEMPT
                                     BALANCED  EQUITY    EQUITY       VIRGINIA
                                       FUND     FUND      FUND          FUND
--------------------------------------------------------------------------------
Management Fees ....................  0.65%    0.65%      1.00%         0.40%

Administrator's Fees ...............  0.13%    0.14%      0.20%         0.14%
Other Expenses......................  0.14%    0.16%      0.72%         0.18%
                                     -------  -------    -------       -------
Total Annual Fund Operating Expenses  0.92%    0.95%      1.92%**       0.72%**
                                     =======  =======    =======       =======


** The Advisor currently intends to waive all or a portion of its management fee to the extent necessary to limit total annual operating expenses of The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund to 1.44% and 0.69%, respectively, of average net assets. The Advisor reserves the right to terminate these waivers at any time in the Advisor's sole discretion.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      INTERNATIONAL  TAX EXEMPT
                                     BALANCED  EQUITY    EQUITY       VIRGINIA
                                       FUND     FUND      FUND          FUND
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1 Year ............................. $   94   $    97    $   195       $    74
3 Years.............................    293       303        603           230
5 Years.............................    509       525      1,037           401
10 Years............................  1,131     1,166      2,243           894


The footnotes to the Financial Highlights table contain information concerning a decrease in the expense ratios of the Balanced Fund and the Equity Fund as a result of a directed brokerage arrangement.

ADDITIONAL INVESTMENT INFORMATION
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The investment objectives of THE JAMESTOWN BALANCED FUND are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside of the United States.

The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

                         EQUITY FUND AND BALANCED FUND

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Equity securities are selected based on several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized screening process which ranks stocks by using near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters), earnings revisions, earnings surprises and earnings stability. The model uses consensus earnings estimates obtained from published investment research sources. Each of the companies is also ranked relative to other companies in their sector based on a forward price-earnings ratio.

3. Companies that screen well are then subjected to qualitative, judgmental evaluation by the Advisor's equity team.

Attractive equity securities for investment would include companies that are fundamentally attractive, rank well on the screening process, and pass the review of the Advisor's equity team. The Advisor uses these selections to focus on financially strong, relatively large companies which offer above average earnings growth and relatively modest valuations. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Advisor. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating of less than A will be acquired if, as a result, more than 20% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. For as long as the Balanced Fund holds a fixed income security, the Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds
("Treasuries"). When the yield "spread" between Treasuries and other fixed income securities is great, then U.S. Government agency securities or corporate debt obligations (each of which will have higher yields than Treasuries of the same maturity) are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from 3 to 12 years. The average maturity of the portfolio will be shifted to reflect the Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to the types of securities described above, the Advisor also invests its assets among various companies, industries and economic sectors and adjusts the Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long-term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor uses a proprietary equity risk model. This model looks at the valuation of equities in absolute terms and relative to fixed income yields, interest rates, inflation, economic growth and sentiment measures.

While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 Index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

RISK CONSIDERATIONS. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline. Mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal. From time to time, it may be difficult to sell certain fixed income securities in a timely manner and this could negatively impact the value of such securities.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

                           INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of issuers located in 12 or more foreign countries. The Fund invests primarily in developed countries but may invest in emerging market countries. As a defensive measure, the Fund may hedge up to 50% of the value of its investments in international markets by investing in forward currency exchange contracts in an effort to modify the effects of currency fluctuations.

The Sub-Advisor, Oechsle International Advisors, LLC, combines top-down country evaluation with bottom-up stock selection to uncover inefficiencies within and between international equity markets of developed and emerging market countries in pursuit of opportunities for incremental return. The Sub-Advisor focuses on an investment horizon of approximately one to two years, where, in its judgment, the greatest undervalued earnings opportunities occur and aims to transform them into substantial returns (although favorable results cannot be assured). The Sub-Advisor is guided by fundamental research to identify individual company investment opportunities and broader country, currency and sector opportunities.

Country, currency, sector and security allocations are refined in meetings of the investment team. Using significant overweighting/underweighting of markets identified as fundamentally attractive or unattractive, the investment team identifies opportunities representing marketable securities in which the firm has strong conviction while seeking to spread the risk through broad diversification, typically by investing in 12 or more non-U.S. markets.

The Sub-Advisor believes that the key to stock selection is the focus on individual company developments and fundamental characteristics that are not currently anticipated by the market. Fundamental characteristics are used to evaluate the risk-adjusted return potential for individual companies. The assumptions for the company being analyzed are compared to market expectations and presented to the investment team for review and the development of consensus as to which securities appear appropriate and represent attractive investment prospects.

When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may hedge a portion or all of the anticipated risk entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts may have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in rates.

CERTAIN RISK CONSIDERATIONS

In purchasing equities, the Fund is subject to the risk that stock prices will fall over extended periods of time. The value of the Fund's equities may fluctuate from day to day, sometimes significantly. Individual companies may report poor results or be negatively affected by industry or other economic trends or development. These factors contribute to price volatility. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity market as a whole.

Investing in foreign securities involves considerations and risks not typically involved in investing in securities of companies domiciled and operating in the United States. Political, social and economic events unique to a country or region, as well as broader international events, may impact those markets and their issuers. Financial reporting practices and policies may differ from the U.S. and result in less information or information that is not consistent with U.S. accounting, auditing and financial reporting standards. Other risk factors include changes in governmental administration or economic, monetary or other policy, such as tax policy, in a foreign nation or in the U.S., that affect foreign investment.

CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in forward currency exchange contracts, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by economic conditions within countries with which they trade or by trade barriers, managed adjustments in relative currency values, and protectionist measures applied internally or imposed by the countries with which they trade.

                            TAX EXEMPT VIRGINIA FUND

The Tax Exempt Virginia Fund is designed to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of the Advisor. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The Fund will maintain at least 80% of its total assets in Virginia tax exempt securities during normal market conditions. The Advisor utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Advisor intends to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations, the Advisor will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which is exempt from federal income taxes, but which is subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 10 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on the current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its portfolio purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs")--Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa.

At least 90% of the Fund's assets will be rated at least A by one of the NRSROs. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 90% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL OBLIGATIONS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including: general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or tax-exempt floating rate notes, or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's.

RISK CONSIDERATIONS. Because of its concentration in Virginia Municipal Obligations, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. Yields on Virginia Municipal Obligations depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia Municipal Obligations and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia Municipal Obligations.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

HOW TO PURCHASE SHARES
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There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1126, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $5,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.


All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.


All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the reg-ular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                               The Jamestown Funds
                               c/o Shareholder Services
                               P.O. Box 46707
                               Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1126 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                               US Bank, N.A.
                               ABA# 042000013
                               For The Jamestown Funds #0199456716
                               For [Name of Fund]
                               For [Shareholder name and account number
                                    or tax identification number]
It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1126 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of any Fund to purchase shares of another Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure it complies with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 2% redemption fee on redemptions within 90 days of purchase for the International Equity Fund. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.


HOW TO REDEEM SHARES
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You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $1,000 for tax-deferred retirement accounts (due to redemptions, exchanges or transfers, but not due to market action), upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds at 1-866-738-1126 or write to the address shown below.

Your request should be addressed to:

                               The Jamestown Funds
                               c/o Shareholder Services
                               P.O. Box 46707
                               Cincinnati, Ohio 45246-0707

Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

REDEMPTION FEE (JAMESTOWN INTERNATIONAL EQUITY FUND ONLY). The International Equity Fund imposes a redemption fee on certain shareholder accounts equal to 2% of the dollar value of the shares redeemed, payable to the Fund, on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed to the extent that the value of the shares redeemed does not exceed the current value of shares purchased more than 90 days prior to redemption plus the current value of shares acquired through reinvestment of dividends or capital gains distributions.

The International Equity Fund does not impose the redemption fee on accounts of qualified tax-deferred retirement plans subject to ERISA.

In determining whether a redemption fee is applicable to a particular redemption, it will be assumed that the redemption is made first from amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then, from amounts representing shares purchased more than 90 days prior to redemption; and finally, from amounts representing shares purchased within 90 days prior to the redemption. With respect to any shares which are redeemed within 90 days of the date of purchase (and thus are subject to the redemption fee), the redemption fee will not be assessed on the portion of such shares' net asset value representing an increase in value above the amount paid for such shares.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of any Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the International Equity Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the Exchange is not open for business. As a result, the NAV per share of the International Equity Fund may be significantly affected by trading on days when the Fund is not open for business. NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.


Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Funds' pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the International Equity Fund are generally priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUNDS
================================================================================
The Funds are each a series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Company, Inc. (the "Advisor") provides the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. Subject to the authority of the Board of Trustees, the Advisor provides the International Equity Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

In addition to acting as investment advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226.


For a discussion of the factors considered by the Board of Trustees in its approval of the Funds' Invesment Advisory Agreements, including its conclusions with respect thereto, see the Funds' annual report dated March 31, 2005.

BALANCED FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities and have acted in this capacity since January 2002. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Whitlock has been a Managing Director of the Advisor since 1993. Joseph A. Jennings III, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since September 1999. Mr. Jennings has been a Portfolio Manager with the Advisor since 1999.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% on assets over $500 million.

EQUITY FUND--Charles M. Caravati III, CFA and Lawrence B. Whitlock, Jr., CFA are primarily responsible for managing the portfolio of the Equity Fund and have acted in this capacity since January 2002.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.65% on the first $500 million; and 0.55% on assets over $500 million.

INTERNATIONAL EQUITY FUND--Compensation of the Advisor with respect to the International Equity Fund is at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.44% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.44% of its average daily net assets.

Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, LLC (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the International Equity Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor. The Sub-Advisor is also responsible for the selection of broker-dealers through which the International Equity Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.


As of December 31, 2004, the Sub-Advisor managed approximately $16.3 billion in assets. The Sub-Advisor uses a team approach to manage the International Equity Fund. All of the Sub-Advisor's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock ideas. Since September 2004, the Portfolio Manager primarily responsible for overseeing the Sub-Advisor's management of the International Equity Fund is L. Sean Roche. Mr. Roche has been employed by the Sub-Advisor since 1986 and is a Managing Principal of the firm as well as its Chief Investment Officer and Chief Operating Officer. The Sub-Advisor's address is One International Place, Boston, Massachusetts 02110.


Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

TAX EXEMPT VIRGINIA FUND--Beth Ann Gustafson, CFA is primarily responsible for managing the portfolio of the Tax Exempt Virginia Fund and has acted in this capacity since the Fund's inception. Ms. Gustafson is a Vice President of the Advisor and has been with the firm since 1983.

Compensation of the Advisor with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates:
0.40% on the first $250 million; 0.35% on the next $250 million; and 0.30% on assets over $500 million. The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.69% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.69% of its average daily net assets.


FOR  MORE   INFORMATION--The   Statement  of  Additional   Information  provides
additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares of shares of the Funds.


DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each of the Balanced Fund, the Equity Fund and the International Equity Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. The Tax Exempt Virginia Fund intends to declare dividends from net investment income on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for any Fund. Current practice of the Balanced Fund, the Equity Fund and the International Equity Fund, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

INTERNATIONAL EQUITY FUND--Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the International Equity Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the International Equity Fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the International Equity Fund.

Under applicable tax law, the International Equity Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the International Equity Fund will comply with such limits, the Fund's use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

TAX-EXEMPT VIRGINIA FUND--Because the Tax Exempt Virginia Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Internal Revenue Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Fund intends to satisfy certain requirements of the Internal Revenue Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends"; the portion, if any, that is a tax preference item under the federal alter-native minimum tax; the portion taxable as ordinary income; and the portion taxable as capital gains.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio.

Under existing Virginia tax laws, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, and provided the Fund is invested in obligations the interest on which would be exempt from Virginia personal income taxes if held directly by an individual shareholder (such as obligations of Virginia or its political subdivisions, or of the United States or of certain territories or possessions of the United States), dividends paid by the Fund that represent interest received by the Fund on such obligations will be exempt from Virginia personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from interest or capital gains on other types of obligations, such distributions will not be exempt from Virginia personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by a Virginia resident will be taxable for Virginia personal income tax purposes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

This discussion of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to March 31, 2004 was audited by other independent accountants.

                                                 THE JAMESTOWN BALANCED FUND

                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                            YEARS ENDED MARCH 31,
                                               ========================================================================
                                                  2005           2004           2003           2002(a)         2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........  $    15.40     $    13.76     $    15.66     $    16.78     $    19.83
                                               ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .....................        0.29           0.27           0.31           0.32           0.35
  Net realized and unrealized gains
   (losses) on investments ..................        0.14           2.48          (1.88)         (0.86)         (2.82)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ............        0.43           2.75          (1.57)         (0.54)         (2.47)
                                               ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from and/or in excess of
    net investment income ...................       (0.30)         (0.29)         (0.33)         (0.35)         (0.35)
  Distributions from net realized gains .....       (0.61)         (0.82)          --            (0.23)         (0.23)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions .........................       (0.91)         (1.11)         (0.33)         (0.58)         (0.58)
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............  $    14.92     $    15.40     $    13.76     $    15.66     $    16.78
                                               ==========     ==========     ==========     ==========     ==========

Total return(b) .............................        2.83%         20.29%        (10.06%)        (3.22%)       (12.65%)
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ...........  $   62,235     $   68,838     $   65,339     $   96,824     $  109,333
                                               ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average
  net assets ................................        0.92%          0.91%          0.90%          0.86%          0.87%

Ratio of net expenses to average
  net assets(c) .............................        0.88%          0.88%          0.87%          0.83%          0.85%

Ratio of net investment income to
  average net assets ........................        1.87%          1.77%          2.12%          1.97%          1.84%

Portfolio turnover rate .....................          29%            36%            38%            62%            64%


(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide for  Investment  Companies and  began  amortizing  premiums on debt securities and began  recording  paydown gains and losses as adjustments to interest  income.  Had the Fund not adopted these new provisions,  the net investment income per share would have been $0.34 and the ratio of net  investment  income to average net assets  would  have been 2.07%.  Per share data and ratios for  periods  prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b)  Total  return  is a  measure of the change in value of an  investment in  the Fund  over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)  Ratios  were determined  based  on  net  expenses after  expense  reimbursements  through  a  directed   brokerage
     arrangement.

                                                                                                                     31

                                                THE  JAMESTOWN  EQUITY  FUND

                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================

                                                                            YEARS ENDED MARCH 31,
                                               ========================================================================
                                                   2005           2004           2003           2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........  $    18.28     $    14.47     $    18.40     $    19.94     $    26.02
                                               ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .....................        0.12           0.05           0.04           0.06           --
  Net realized and unrealized gains
   (losses) on investments ..................        0.65           4.30          (3.93)         (1.54)         (5.51)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ............        0.77           4.35          (3.89)         (1.48)         (5.51)
                                               ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment
    income ..................................       (0.12)         (0.05)         (0.04)         (0.06)          --
  Distributions from net realized gains .....       (1.24)         (0.49)          --             --            (0.57)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions .........................       (1.36)         (0.54)         (0.04)         (0.06)         (0.57)
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............  $    17.69     $    18.28     $    14.47     $    18.40     $    19.94
                                               ==========     ==========     ==========     ==========     ==========

Total return(a) .............................        4.34%         30.10%        (21.15%)        (7.42%)       (21.49%)
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ...........  $   42,253     $   50,187     $   38,619     $   54,807     $   60,914
                                               ==========     ==========     ==========     ==========     ==========

Ratio of gross expenses to average
  net assets ................................        0.95%          0.94%          0.96%          0.90%          0.90%

Ratio of net expenses to average
  net assets(b) .............................        0.90%          0.88%          0.89%          0.86%          0.88%

Ratio of net investment income
 (loss) to average net assets ...............        0.63%          0.27%          0.25%          0.31%         (0.01%)

Portfolio turnover rate .....................          34%            52%            60%            89%            83%


(a)  Total  return is a measure of the change in value of an  investment  in the  Fund over the  period covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Ratios  were  determined  based  on  net  expenses  after  expense  reimbursements  through  a  directed brokerage arrangement.








32

                                           THE JAMESTOWN INTERNATIONAL EQUITY FUND

                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================

                                                                            YEARS ENDED MARCH 31,
                                               ========================================================================
                                                   2005           2004           2003           2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........  $     9.42     $     6.31     $     8.98     $    10.56     $    17.99
                                               ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income (loss) ..............        0.08           0.05           0.06           0.01          (0.03)
  Net realized and unrealized
    gains (losses) on investments
    and foreign currencies ..................        0.91           3.12          (2.69)         (1.47)         (5.48)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ............        0.99           3.17          (2.63)         (1.46)         (5.51)
                                               ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment
  income ....................................       (0.08)         (0.05)         (0.05)         (0.05)         (0.05)
Return of capital ...........................                         --             --          (0.08)            --
Distributions from net realized gains .......          --          (0.01)            --             --          (1.87)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions .........................       (0.08)         (0.06)         (0.05)         (0.13)         (1.92)
                                               ----------     ----------     ----------     ----------     ----------

Proceeds from redemption
  fees collected ............................          --          0.00(a)         0.01           0.01             --
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............  $    10.33     $     9.42     $     6.31     $     8.98     $    10.56
                                               ==========     ==========     ==========     ==========     ==========

Total return(b) .............................       10.51%         50.22%        (29.18%)       (13.66%)       (33.29%)
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ...........  $   20,266     $   21,158     $   21,308     $   44,022     $   59,664
                                               ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to
  average net assets(c) .....................        1.43%          1.38%          1.38%          1.38%          1.41%

Ratio of net investment income
 (loss) to average net assets ...............        0.78%          0.57%          0.60%          0.12%         (0.24%)

Portfolio turnover rate .....................         111%            78%            56%            80%            48%


(a)  Represents less than a penny per share.
(b)  Total  return is a measure of the change in value of an  investment  in the Fund over  the period  covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Absent  investment  advisory fees voluntarily  waived by the Advisor,  the ratio of expenses to average net assets would have been 1.92%,  1.77%,  1.70%  and  1.51%  for the  years  ended  March  31,  2005,  2004,  2003 and 2002, respectively.







                                                                                                                     33




                                           THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================

                                                                            YEARS ENDED MARCH 31,
                                               ========================================================================
                                                  2005           2004           2003           2002(a)         2001
-----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........  $    10.57     $    10.56     $    10.12     $    10.22     $     9.79
                                               ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income .....................        0.37           0.37           0.38           0.41           0.43
    Net realized and unrealized gains
    (losses) on investments .................       (0.35)          0.00(b)        0.44          (0.10)          0.43
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations ............        0.02           0.37           0.82           0.31           0.86
                                               ----------     ----------     ----------     ----------     ----------

Less distributions:
  Dividends from net investment
   income ...................................       (0.37)         (0.36)         (0.38)         (0.41)         (0.43)
  Distributions from net realized gains .....        --             --             --             --             --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions .........................       (0.37)         (0.36)         (0.38)         (0.41)         (0.43)
                                               ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..............  $    10.22     $    10.57     $    10.56     $    10.12     $    10.22
                                               ==========     ==========     ==========     ==========     ==========

Total return(c) .............................        0.19%          3.61%          8.24%          3.04%          8.97%
                                               ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) ...........  $   31,559     $   33,602     $   36,424     $   33,896     $   30,182
                                               ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average
   net assets(d) ............................        0.69%          0.69%          0.69%          0.68%          0.68%

Ratio of net investment income to
   average net assets .......................        3.60%          3.46%          3.68%          4.02%          4.31%

Portfolio turnover rate .....................          15%            43%            28%            27%            47%


(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide for  Investment  Companies and  began  accreting market discount on debt securities. Had the Fund not adopted this new  provision,  the ratio of net  investment  income to average net assets  would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b)  Represents less than a penny per share.
(c)  Total  return is a measure of the change in value of an  investment  in the  Fund over  the period covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Absent  investment  advisory fees  voluntarily  waived by the Advisor, the ratio of expenses to average net assets would have been 0.72%,  0.74% and 0.70% for the years ended March 31, 2005, 2004 and 2003, respectively.


================================================================================
--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1126   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

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================================================================================

================================================================================
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                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.


Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1126

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings. Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C.

Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)


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                                                 THE JAMESTOWN FUNDS
                                                                                                   Send completed application to:
                                                                                                              THE JAMESTOWN FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)        (Birthdate)      (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)       (Middle Initial)       (Last Name)        (Birthdate)      (Social Security Number)
                            *Joint  accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                (Middle Name)                   (Last Name)


                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor) (Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)

/ / FOR CORPORATIONS,      ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of  Corporation  or  Partnership.  If a  Trust, include the name(s) of Trustees in which account
    RETIREMENT PLANS AND   will be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS.

                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)          (If a Trust, Trustee's Social Security Number and Birthdate)

=================================================================================================================================
ADDRESS

Street Address_______________________________________________________________ Employer Name/Address _____________________________

City ____________________________________________State________Zip _________  Occupation _________________________________________


Telephone ________________________________________U.S. Citizen ____Resident Alien ____Non Resident Alien* ________________________
                                                                                                          (Country of Residence)
Are you an associated person of an NASD member?  /  / Yes    /  / No           *Non-resident aliens must provide IRS Form W-8 and a
                                                                                copy of their passport.

=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name ____________________________________________________________________________________________________________________________

Company _________________________________________________________________________________________________________________________

Street or P.O. Box ______________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ________________

=================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE JAMESTOWN FUNDS for $ ____________________ (Please indicate Fund(s) below)

/ / Funds wired to US Bank on _____________________ in the amount of $ ________________ (Please indicate Fund(s) below)

/ / JAMESTOWN BALANCED FUND              $________________     / / JAMESTOWN INTERNATIONAL EQUITY FUND   $________________

/ / JAMESTOWN EQUITY FUND                $________________     / / JAMESTOWN TAX EXEMPT VIRGINA FUND     $________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may  purchase  shares by wire.  PRIOR TO SENDING THE WIRE,  PLEASE CONTACT  THE FUNDS  (TOLL-FREE)  AT  1-866-738-1126
         SO THAT  YOUR  WIRE TRANSFER IS PROPERLY  CREDITED TO YOUR  ACCOUNT.  Please  forward  your  completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO THE JAMESTOWN FUNDS #19945-6716
               FOR THE [NAME OF FUND]
               FOR [SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER]

=================================================================================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all  dividends  and capital  gains  distributions
/ / Reinvest all capital gain  distributions;  dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
         / / By Check
         / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

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IMPORTANT  INFORMATION  ABOUT  PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING ACTIVITIES,  FEDERAL LAW REQUIRES ALL FINANCIAL
INSTITUTIONS  TO OBTAIN,  VERIFY  AND RECORD  INFORMATION  THAT IDENTIFIES  EACH PERSON WHO OPENS AN  ACCOUNT.  WHAT THIS  MEANS
FOR  YOU:  WHEN  YOU OPEN AN  ACCOUNT,  WE WILL ASK FOR YOUR  NAME, ADDRESS,  DATE OF  BIRTH,  AND OTHER  INFORMATION  THAT WILL
ALLOW  US TO  IDENTIFY  YOU.  WE   MAY  ALSO  ASK  TO  SEE  YOUR  DRIVER'S  LICENSE  OR  OTHER  IDENTIFYING  DOCUMENTS.  PLEASE
REMEMBER THAT  ANY  DOCUMENTS OR  INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
-----------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files.  Any  modification  of the information  contained  in  this  section  will require  an  Amendment  to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.____________________

Name of Registered Owner_________________________________________________________________________________________________________

The  following  named  person(s)  are currently  authorized  signatories  of the Registered  Owner.  Any________________  of them is/are  authorized  under  the applicable governing  document to act with  full  power to sell, assign or  transfer securities of
THE JAMESTOWN  FUNDS for the  Registered  Owner and  to execute  and deliver any instrument necessary to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE JAMESTOWN FUNDS, or any agent of the Funds may,  without inquiry,  rely upon the  instruction  of any person(s)  purporting to be an authorized  person named above, or in any Amendment  received by the Funds or their agent.  The Funds and their  Agent shall not be liable for any  claims,  expenses or losses  resulting  from  having  acted  upon any instruction reasonably believed to be genuine.

=================================================================================================================================

SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption  instruction  received via  telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem  sufficient  shares from this account at the then net asset value, in  accordance  with the  instructions  below:
(subject  to a minimum  $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________ beginning the last business day of __________________


Withdrawals to be made: / /15th day of each month  / / last business day of each month


/ / Please DEPOSIT DIRECTLY the proceeds to the bank account below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE JAMESTOWN FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ JAMESTOWN BALANCED FUND                     / / the last business day of each month

$________________________ JAMESTOWN EQUITY FUND                       / / the 15th day of each month

$________________________ JAMESTOWN INTERNATIONAL EQUITY FUND         / / both the 15th and last business day

$________________________ JAMESTOWN TAX EXEMPT VIRGINIA FUND

------------------------------------------------------------------ is  hereby  authorized  to charge  to my  account  the  bank
                     (Name of Bank)                                draft  amount  here indicated.  I understand  the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

------------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

=================================================================================================================================
SIGNATURE AND TIN CERTIFICATION

I/We  certify  that I  have full  right and power,  and legal  capacity  to purchase shares of the Funds and affirm  that I have received  a  current  prospectus  and  understand  the investment objectives and policies stated therein. I/We hereby ratify any instructions  given pursuant to  this  Application  and  for  himself  and  his  successors  and  assigns  does  hereby  release
Ultimus  Fund Solutions, LLC, Williamsburg Investment Trust, Lowe, Brockenbrough & Company, Inc., and their respective officers, employees,  agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have  exercised due care to determine  that  the  instructions  are genuine.  I certify  under the penalties of perjury that(1) I am a U.S. person (including a U.S. resident alien), (2) the Social Security Number or Tax Identification  Number shown is correct and (3) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons  to  prevent  backup  withholding  of  all  taxable  distributions  and  gross  redemption  proceeds  under  the federal
income tax law. I recognize  that  the Internal  Revenue Service  does  not  require  my  consent  to  any   provision  of  this
document other   than   the  certifications  required  to  avoid  backup  withholding. (Check  here if you are subject to backup withholding) / /.

-------------------------------------------------------------       --------------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       --------------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

================================================================================

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                                      THE
      [GRAPHIC OMITTED]     FLIPPIN, BRUCE & PORTER
                                     FUNDS




                           ==========================
                                 FBP VALUE FUND
                                FBP BALANCED FUND





                                   PROSPECTUS


                                 August 1, 2005





                              NO-LOAD MUTUAL FUNDS



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   --------------------------------------------------------------------------

================================================================================

================================================================================

                               TABLE OF CONTENTS
================================================================================

Risk/Return Summary .......................................................  3

Synopsis of Costs and Expenses ............................................  7

Additional Investment Information .........................................  8

How to Purchase Shares .................................................... 13

How to Redeem Shares ...................................................... 15

How Net Asset Value is Determined ......................................... 16

Management of the Funds ................................................... 17


Dividends, Distributions and Taxes ........................................ 18

Financial Highlights ...................................................... 19

Customer Privacy Policy ................................................... 22

                        -------------------------------
                               INVESTMENT ADVISER
                         Flippin, Bruce & Porter, Inc.
                              Lynchburg, Virginia
                        -------------------------------


OFFICERS
John T. Bruce, President
  and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III, Vice President

Teresa L. Sanderson, Chief Compliance Officer


TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III


================================================================================

RISK/RETURN SUMMARY
================================================================================
The FBP Value Fund and the FBP Balanced Fund are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each Fund represents a separate mutual fund with its own investment objectives and policies. This Prospectus has the information about the Funds that you should know before investing. You should read the Prospectus carefully and keep if for future reference.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The investment objective of the FBP VALUE FUND (the "Value Fund") is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The investment objective of the FBP BALANCED FUND (the "Balanced Fund") is long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

FBP VALUE FUND

The Value Fund will invest in a variety of companies, industries and economic sectors to seek the best opportunities for capital appreciation and growth with limited risk. The Fund will primarily be invested in the securities of the largest 1000 companies having operating histories of 10 years or longer.

The Value Fund intends to remain fully invested at all times. Under normal circumstances, equity securities will comprise 80-100% of the Fund's net assets, while money market instruments will comprise 0-20%. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

FBP BALANCED FUND

The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, which include corporate debt obligations and U.S. Government obligations, are acquired for income and secondarily for capital appreciation.

The percentage of assets invested in equity securities, fixed income securities and money market instruments will vary from time to time depending upon the Adviser's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Adviser's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below:

                  % of Net Assets
                  ---------------
                  Equity Securities                40-70%
                  Fixed Income Securities          25-50%
                  Money Market Instruments          0-35%

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

The return on and value of an investment in each of the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. The Funds' portfolios might also decrease in value in response to the activities and financial prospects of an individual company in the portfolio. The Funds' method of security selection may not be successful and the Funds may underperform the stock market as a whole. As a result, there is a risk that you could lose money by investing in the Funds.

The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on changes in interest rates or in the creditworthiness of individual issuers, which may result from adverse business and economic developments or proposed corporate transactions.

The Funds may write covered call options. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide some indication of the risks and variability of investing in the Funds by showing the changes in the performance of the Funds from year to year and by showing how the average annual total returns of the Funds for 1, 5, and 10 years compare with those of a broad measure of market performance. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.


                                 FBP VALUE FUND

[GRAPHIC OMITTED]


 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
30.41%  22.76%  25.42%  17.92%   3.72%  -1.92%  11.38%  -21.71%  31.92%  10.81%


During the period shown in the bar chart, the highest return for a quarter was 24.61% during the quarter ended December 31, 1998 and the lowest return for a quarter was -16.85% during the quarter ended September 30, 2002.


The Fund's 2005 year-to-date return through March 31, 2005 is -1.49%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

                               FBP BALANCED FUND


 1995    1996    1997    1998    1999    2000    2001    2002     2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
25.68%  16.56%  20.63%  15.14%   5.31%   1.05%   9.92%  -13.72%  24.91%   8.04%


During the period shown in the bar chart, the highest return for a quarter was 16.44% during the quarter ended December 31, 1998 and the lowest return for a quarter was -10.78% during the quarter ended September 30, 2002.


The Fund's 2005 year-to-date return through March 31, 2005 is -1.24%.


The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


The table below shows how each Fund's average annual total returns compare with those of a broad measure of market performance. The table also presents the impact of taxes on the Funds' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FBP VALUE FUND
                                                  ONE YEAR  FIVE YEARS TEN YEARS
                                                  --------  ---------- ---------

Return Before Taxes ............................   10.81%     4.57%     11.87%
Return After Taxes on Distributions ............   10.63%     4.20%     11.14%
Return After Taxes on Distributions
  and Sale of Fund Shares ......................    7.25%     3.73%     10.19%

Standard & Poor's 500 Index(1) (reflects
  no deduction for fees, expenses, or taxes) ...   10.88%    -2.30%     12.07%

FBP BALANCED FUND
                                                  ONE YEAR  FIVE YEARS TEN YEARS
                                                  --------  ---------- ---------

Return Before Taxes ............................    8.04%     5.28%     10.73%
Return After Taxes on Distributions ............    7.00%     4.00%      8.99%
Return After Taxes on Distributions
  and Sale of Fund Shares ......................    6.38%     3.94%      8.57%

Standard & Poor's 500 Index(1) (reflects
  no deduction for fees, expenses, or taxes) ...   10.88%    -2.30%     12.07%

Lipper Balanced Fund Index(2)
  (reflects no deduction for taxes) ............    8.99%     2.95%      9.44%

(1) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks.


(2) The Lipper Balanced Fund Index is an average of the annual returns of balanced mutual funds tracked by Lipper, Inc.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):      None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
                                                             VALUE    BALANCED
                                                              FUND      FUND
                                                            --------  ---------
Management Fees .......................................       0.70%     0.70%
Administrator's Fees ..................................       0.14%     0.13%

Other Expenses ........................................       0.16%     0.13%
                                                            --------  ---------
Total Annual Fund Operating Expenses ..................       1.00%     0.96%
                                                            ========  =========


EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            Value     Balanced
                                             Fund       Fund
                                           --------   --------

                   l Year .............     $ 102      $  98
                   3 Years ............       318        306
                   5 Years ............       552        531
                   10 Years ...........     1,225      1,178

ADDITIONAL INVESTMENT INFORMATION
================================================================================
INVESTMENT OBJECTIVES

The investment objective of the FBP VALUE FUND is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As current income is a secondary objective, any income produced will be a by-product of the effort to achieve the Value Fund's primary objective.

The investment objective of the FBP BALANCED FUND is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Funds are not intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. The investment objective of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INVESTMENT  STRATEGIES

The concept of value investing used in both the Value Fund and the Balanced Fund seeks to acquire the securities of companies which, in the Adviser's judgment, are undervalued in the securities markets. Candidates for such investment will usually be the equity securities of domestic, established companies.

The Adviser believes that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, in the Adviser's opinion, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Adviser will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;

     o    alternate investments offer superior total return prospects; or

     o    the risk of decline in market value is increased.

In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Adviser allocates a portion of the Value Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments. As a temporary defensive measure, when the Adviser determines that market conditions warrant, the Value Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. When a temporary defensive position is taken by a Fund, it may not be able to achieve its investment objective.

EQUITY SELECTION. The Adviser will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Adviser believes are the best opportunities for capital appreciation and growth with limited risk.

The Value Fund and the equity portion of the Balanced Fund will be primarily invested in the securities of the largest 1000 companies having operating histories of 10 years or longer. In determining whether an equity security is undervalued, the Adviser considers, among other things:

     o valuation with respect to price-to-sales, price-to-book value, price-to-cash flow, price-to-earnings and dividend yields, compared to historical valuations and past and future prospects for the company as judged by the Adviser;

     o analysis of fundamentals of business including financial flexibility, return on and use of capital, industry/economic climate, management history and strategy, and earnings potential under various business scenarios;

     o    Wall Street sentiment and largest institutional holders; and

     o information from various sources including research material generated by the brokerage community, periodic company reports, conference calls and announcements, and other investment and business publications.

In order to implement the Funds' investment strategy, the Adviser invests the total portfolio of the Value Fund, and the equity portion of the Balanced Fund's portfolio as follows:

Newly purchased securities are generally considered significantly undervalued by the Adviser. Such securities will be of companies which the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from 3 to 4 years.

Securities of recovering companies will normally comprise the majority of the equities held by each Fund. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

Securities of recovered companies may also be held by each Fund. These once undervalued issues are now at or near the top of the Adviser's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and U.S. Government obligations. The Balanced Fund will generally invest in obligations which mature in 1 to 10 years from the date of purchase except when, in the Adviser's opinion, long term interest rates are expected by the Adviser to be in a declining trend, in which case maturities may be extended longer. Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the opinion of the Adviser.

Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those debt obligations acquired for their capital appreciation potential may be of companies and/or industries at the low point of their business cycle, often experiencing a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Adviser believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P.

The Adviser expects that U.S. Government obligations will normally comprise at least 10% of the Balanced Fund's total assets. U.S. Government obligations include direct obligations of the U.S. Treasury and securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the

U.S. Government, including those subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government obligations held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government obligations and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper, including variable amount demand master notes. At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, will have been issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Adviser's opinion.

OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a security subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the amount of brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when entering into closing purchase transactions.

RISK CONSIDERATIONS
To the extent that the Value Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. Stocks and other equity securities are subject to inherent market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. Securities in the Funds' portfolios may not perform as well as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. In addition, there is the risk that "out of favor" companies, selected by the Adviser, will never regain a favorable position in the market. As a result, there is a risk that you could lose money by investing in the Funds.

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would cause the Balanced Fund's net asset value to decline.

At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Adviser believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Adviser's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

Corporate debt obligations rated less than A have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities.

HOW TO PURCHASE SHARES
================================================================================
There are NO SALES COMMISSIONS charged to investors. You may obtain assistance in opening an account from Ultimus Fund Solutions, LLC (the "Administrator") by calling toll-free 1-866-738-1127, or by writing to the Funds at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer authorized to sell shares of the Funds. The broker-dealer may charge you a fee for its services.

Your investment will purchase shares at a Fund's net asset value ("NAV") next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds is $25,000, or $1,000 for tax-deferred retirement accounts. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.


All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.


All orders received in proper form by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day.

You should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

         The Flippin, Bruce & Porter Funds
         c/o Shareholder Services
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

BANK WIRE ORDERS. You may invest in the Funds by bank wire. To establish a new account or add to an existing account by wire, please call the Funds at 1-866-738-1127 before wiring funds to advise the Funds of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide us, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:


         US Bank, N.A.
         ABA# 042000013
         For FBP Funds #0199456740
         For either   FBP Value Fund or
                      FBP Balanced Fund

         For {Shareholder name and account number or tax identification number}

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders" above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Funds at 1-866-738-1127 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular periodic investments in shares through automatic charges to your checking account. With your authorization and bank approval, the Administrator will automatically charge your checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the then current NAV on or about the 15th day or the last business day of the month or both. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for shares of the Ultimus Money Market Account. Shares of the Ultimus Money Market Account acquired via exchange may be re-exchanged for shares of either Fund at NAV.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the NAV next determined after acceptance of the exchange request by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds have been designed as long-term investments and not as frequent or short-term trading ("market timing") options. The Funds discourage and do not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure it complies with the Funds' policies. The Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. Each of the Funds has also reserved the right to impose a limit on the number of exchanges between the Funds. In addition, the Funds reserve the right to reject any purchase request that they believe to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Funds. The Funds may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Funds' investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Funds' ability to maximize investment return; and potentially diluting the value of the Funds' shares. These risks can have an adverse affect on the Funds' performance.

The Funds rely on intermediaries to help enforce their market timing policies. For example, intermediaries assist the Funds in determining whether an investor is trading in violation of the Funds' policies. The Funds reserve the right to reject an order placed from an omnibus account. Although the Funds have taken these steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the Exchange is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum required account value or more during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding. If you are uncertain of the requirements for redemption, please contact the Administrator at 1-866-738-1127, or write to the address shown below.

Your request should be addressed to:

              The Flippin, Bruce & Porter Funds
              c/o Shareholder Services
              P.O. Box 46707
              Cincinnati, Ohio 45246-0707

Your request for redemption must include:

     1) your letter of instruction or a stock assignment specifying the name of the applicable Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     2)   any required signature guarantees (see "Signature Guarantees"); and

     3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. You may reduce or avoid such delay (which may take up to 15 days) if you purchase by certified check or wire transfer. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your domestic bank ($5,000 minimum). You may not redeem shares of the Funds by wire on days on which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions any time you wish by filing a letter including your new redemption instructions with the Funds.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed over any 30-day period have a value of more than $25,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial account application, and (3) if the name(s) or the address on your account has been changed within 30 days of your redemption request. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. If your shares of either Fund are valued at $25,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check on the 15th and/or last business day of each month, in a stated amount of not less than $100. The Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds.

HOW NET ASSET VALUE IS DETERMINED
================================================================================
The NAV of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). NAV per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available; otherwise, they are valued at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available or are considered to be unreliable due to significant market or other events will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUNDS
================================================================================
The Funds are diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Adviser") provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

In addition to acting as investment adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is 800 Main Street, Second Floor, Lynchburg, Virginia 24504.


John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted as Portfolio Manager since the Funds' inception. Mr. Bruce has been a principal of the Adviser since the founding of the firm in 1985. The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares of the Funds.

Compensation of the Adviser with respect to each Fund, based upon the Fund's average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. For a discussion of the factors considered by the Board of Trustees in its approval of the Funds' Invesment Advisory Agreements, including its conclusions with respect thereto, see the Funds' annual report dated March 31, 2005.


DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. Each Fund intends to declare dividends from net investment income quarterly, payable in March, June, September and December, on a date selected by management. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the United States.


There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of management, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless you request in writing to receive dividends and/or capital gains distributions in cash. Your request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

FINANCIAL  HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information for the years ended March 31, 2005 and 2004 has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the years ended prior to March 31, 2004 was audited by other independent accountants.



                                                   FBP VALUE FUND

                                      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=====================================================================================================================
                                                                        YEARS ENDED MARCH 31,
                                               ======================================================================
                                                 2005           2004           2003           2002            2001
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......... $  24.86       $  17.12       $  23.59       $  21.78       $  20.82
                                               --------       --------       --------       --------       --------

Income (loss) from investment operations:
  Net investment income ......................     0.29           0.22           0.20           0.18           0.25
  Net realized and unrealized gains (losses)
    on investments ...........................     0.86           7.74          (6.47)          1.81           1.22
                                               --------       --------       --------       --------       --------
Total from investment operations .............     1.15           7.96          (6.27)          1.99           1.47
                                               --------       --------       --------       --------       --------

Less distributions:
  Dividends from net investment income .......    (0.28)         (0.22)         (0.20)         (0.18)         (0.25)
  Distributions from net realized gains ......     --             --             --             --            (0.26)
                                               --------       --------       --------       --------       --------
Total distributions ..........................    (0.28)         (0.22)         (0.20)         (0.18)         (0.51)
                                               --------       --------       --------       --------       --------

Net asset value at end of year ............... $  25.73       $  24.86       $  17.12       $  23.59       $  21.78
                                               ========       ========       ========       ========       ========

Total return(a) ..............................     4.65%         46.60%        (26.61%)         9.19%          7.17%
                                               ========       ========       ========       ========       ========

Net assets at end of year (000's) ............ $ 61,212       $ 50,400       $ 48,552       $ 62,657       $ 54,950
                                               ========       ========       ========       ========       ========


Ratio of expenses to average net assets ......     1.00%          1.02%          1.00%          0.97%          0.98%

Ratio of net investment income to
  average net assets .........................     1.17%          0.94%          1.06%          0.80%          1.18%

Portfolio turnover rate ......................       15%            19%            12%            15%            26%


(a)  Total  return is a measure of the change in value of an  investment  in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


20

FBP BALANCED FUND
                                      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=====================================================================================================================
                                                                        YEARS ENDED MARCH 31,
                                               ======================================================================
                                                 2005           2004           2003           2002            2001
---------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ......... $  18.40       $  14.46       $  17.68       $  17.26       $  17.70
                                               --------       --------       --------       --------       --------

Income (loss) from investment operations:
  Net investment income ......................     0.29           0.29           0.36           0.39           0.44
  Net realized and unrealized gains (losses)
    on investments ...........................     0.28           4.49          (3.21)          0.92           0.81
                                               --------       --------       --------       --------       --------
Total from investment operations .............     0.57           4.78          (2.85)          1.31           1.25
                                               --------       --------       --------       --------       --------

Less distributions:
  Dividends from net investment income .......    (0.30)         (0.31)         (0.37)         (0.39)         (0.44)
  Distributions from net realized gains ......    (0.61)         (0.53)          --            (0.50)         (1.25)
                                               --------       --------       --------       --------       --------
Total distributions ..........................    (0.91)         (0.84)         (0.37)         (0.89)         (1.69)
                                               --------       --------       --------       --------       --------

Net asset value at end of year ............... $  18.06       $  18.40       $  14.46       $  17.68       $  17.26
                                               ========       ========       ========       ========       ========

Total return(a) ..............................     3.20%         33.19%        (16.16%)         7.73%          7.34%
                                               ========       ========       ========       ========       ========

Net assets at end of year (000's) ............ $ 61,466       $ 58,290       $ 44,333       $ 52,809       $ 50,096
                                               ========       ========       ========       ========       ========

Ratio of expenses to average net assets ......     0.96%          0.98%          1.00%          0.98%          0.99%

Ratio of net investment income to
  average net assets .........................     1.62%          1.68%          2.31%          2.20%(b)       2.43%

Portfolio turnover rate ......................       17%            21%            21%            20%            13%

(a)  Total  return is a measure of the change in value of an  investment  in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


(b)  As required,  effective  April 1, 2001, the Fund has adopted new provisions of  the AICPA  Audit and  Accounting
     Guide  for  Investment  Companies and  began amortizing  premiums on debt securities as adjustments  to interest income. Had the Fund not adopted these new provisions,  the ratio of net investment income to average net assets would have been 2.17% at March 31,  2002.  Per share  data and  ratios for  periods  prior to April 1, 2001 have not been restated to reflect this change in presentation.

================================================================================

CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Williamsburg Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-738-1127   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

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================================================================================


                                      THE

[GRAPHIC OMITTED]           FLIPPIN, BRUCE & PORTER

                                     FUNDS
                           ===========================

                           INVESTMENT ADVISER
                           Flippin, Bruce & Porter, Inc.
                           800 Main Street, Second Floor
                           P.O. Box 6138
                           Lynchburg, Virginia 24505
                           TOLL-FREE 1-800-327-9375

                           ADMINISTRATOR
                           Ultimus Fund Solutions, LLC
                           P.O. Box 46707
                           Cincinnati, Ohio 45246-0707
                           TOLL-FREE 1-866-738-1127

                           CUSTODIAN
                           US Bank, N.A.
                           425 Walnut Street
                           Cincinnati, Ohio  45202

                           INDEPENDENT REGISTERED PUBLIC
                           ACCOUNTING FIRM
                           Ernst & Young LLP
                           312 Walnut Street, Suite 1900
                           Cincinnati, Ohio 45202

                           LEGAL COUNSEL
                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, Massachusetts 02109

                           OFFICERS
                           John T. Bruce, President
                             and Portfolio Manager
                           John M. Flippin, Vice President
                           R. Gregory Porter, III, Vice President

                           Teresa L. Sanderson, Chief Compliance Officer


                           TRUSTEES
                           Austin Brockenbrough, III
                           John T. Bruce
                           Charles M. Caravati, Jr.
                           J. Finley Lee, Jr.
                           Richard Mitchell
                           Richard L. Morrill
                           Harris V. Morrissette
                           Erwin H. Will, Jr.
                           Samuel B. Witt, III


================================================================================

================================================================================

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                           FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.


Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-866-738-1127

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Williamsburg Investment Trust (File No. 811-05685)

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================================================================================

                        THE FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                   Send completed application to:
                                                                                                    FLIPPIN, BRUCE & PORTER FUNDS
                                                                                                         c/o Shareholder Services
FUND SHARES APPLICATION                                                                                            P.O. Box 46707
(Please type or print clearly)                                                                          Cincinnati, OH 45246-0707
=================================================================================================================================
ACCOUNT REGISTRATION

/ / INDIVIDUAL             ______________________________________________________________________________________________________
                           (First Name)     (Middle Initial)        (Last Name)       (Birthdate)      (Social Security Number)

/ / JOINT*                 ______________________________________________________________________________________________________
                           (First Name)     (Middle Initial)        (Last Name)       (Birthdate)      (Social Security Number)
                            *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

/ / UGMA/UTMA              _____________________________________________ under the ________ Uniform Gifts/Transfers to Minors Act
                           (First Name)   (Middle Initial)   (Last Name)            (State)

                           _________________________________________________________________________________________ as Custodian
                           (First Name)                    (Middle Name)                   (Last Name)

                           ______________________________________________________________________________________________________
                           (Birthdate of Minor) (Social Security Number of Minor)(Birthdate of Custodian) (Social Security Number
                                                                                                            of Custodian)
/ / FOR CORPORATIONS,    ______________________________________________________________________________________________________
    PARTNERSHIPS, TRUSTS,  Name of Corporation or Partnership.  If a Trust, include the name(s) of Trustees in which account will
    RETIREMENT PLANS AND    be registered, and the date of the Trust instrument.
    THIRD PARTY IRAS
                           ______________________________________________________________________________________________________
                           (Taxpayer Identification Number)   (If a Trust, Trustee's Social Security Number and Birthdate)

=================================================================================================================================
ADDRESS

Street Address _________________________________________________  Employer Name/Address _______________________________________

City _______________________________  State___________Zip ________  Occupation ________________________________________________


Telephone ________________________________________U.S. Citizen ____ Resident Alien ____Non Resident Alien*_____________________
                                                                                                         (Country of Residence)
Are you an associated person of an NASD member?  / / Yes   / / No   *Non-resident aliens must provide IRS Form W-8 and a copy of their passport.

=================================================================================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name __________________________________________________________________________________________________________________________

Company _______________________________________________________________________________________________________________________

Street or P.O. Box ____________________________________________________________________________________________________________

City _____________________________________________________________________________________State______________Zip ______________

=================================================================================================================================
INITIAL INVESTMENT (Minimum initial investment: $25,000; $1,000 minimum for tax-deferred retirement account)

/ / Enclosed is a check payable to THE FLIPPIN, BRUCE & PORTER FUNDS for $ _____________________ (Please indicate Fund below)

                   / / FBP Value Fund        / / FBP Balanced Fund

/ / Funds were wired to US Bank on _____________________ in the amount of $ ________________


By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-866-738-1127 SO THAT YOUR WIRE
TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the
Funds. The wire should be routed as follows:

               US BANK, N.A.
               ABA #042000013
               FOR CREDIT TO FBP FUNDS #19945-6740
               FOR FBP VALUE FUND OR FBP BALANCED FUND
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)
=================================================================================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

/ / Reinvest all dividends and capital gains distributions
/ / Reinvest all capital gain distributions; dividends to be paid in cash
/ / Pay all dividends and capital gain distributions in cash
     / / By Check   / / By ACH to my bank checking or savings account. PLEASE ATTACH A VOIDED CHECK.

=================================================================================================================================
IMPORTANT INFORMATION ABOUT PROCEDURES
FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE  FUNDING OF  TERRORISM  AND MONEY LAUNDERING
ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY
AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT
THIS MEANS  FOR  YOU: WHEN  YOU OPEN  AN ACCOUNT, WE WILL ASK  FOR YOUR NAME,
ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION  THAT WILL ALLOW US TO IDENTIFY
YOU.  WE  MAY ALSO  ASK  TO SEE  YOUR DRIVER'S LICENSE  OR OTHER  IDENTIFYING
DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE
VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
=================================================================================================================================


=================================================================================================================================
SIGNATURE AUTHORIZATION FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

/ / New Application    / / Amendment to previous Application dated________________________________Account No.__________________

Name of Registered Owner_______________________________________________________________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any________________ of them is/are authorized  under  the  applicable governing  document  to  act with  full  power  to  sell, assign or  transfer securities of
THE FLIPPIN, BRUCE & PORTER FUNDS for the  Registered Owner and to execute and deliver any instrument necessary  to effectuate the authority hereby conferred:

                     Name                                   Title                                   Signature
    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

    -------------------------------------   -------------------------------------   -----------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS, or  any agent of the Funds may, without inquiry, rely upon  the instruction of any person(s)
purporting to be an authorized  person  named above, or in  any Amendment received by  the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.
==============================================================================================================================
SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

/ / Please mail redemption proceeds to the name and address of record
/ / Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below:
(subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $ ______________________________________


Withdrawals to be made: / / 15th day of each month   / /last business day of each month


/ / Please DEPOSIT DIRECTLY the proceeds to the bank account below
/ / Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE FLIPPIN, BRUCE & PORTER FUNDS by withdrawing from the commercial bank account below, per the instructions below:

Amount (minimum $100) $ ____________________________                  Please make my automatic investment on:

$________________________ FBP VALUE FUND                              / / the last business day of each month

$________________________ FBP BALANCED FUND                           / / the 15th day of each month

                                                                      / / both the 15th and last business day

----------------------------------------------------------------- is  hereby authorized  to charge to my account the bank draft
                     (Name of Bank)                               amount here indicated. I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

-----------------------------------------------------------------
(Signature as your name appears on the bank account to be drafted)

For AUTOMATIC INVESTMENT OR SYSTEMATIC WITHDRAWAL please attach a voided check from the below account.

Name as it appears on the account _____________________________________________________________________

Commercial bank account # _____________________________________________________________________________

ABA Routing # _________________________________________________________________________________________

City, State and Zip in which bank is located __________________________________________________________

===================================================================================================================================
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to  purchase shares of the Funds and affirm that I have received a current prospectus and understand  the investment objectives and policies stated  therein. I/We  hereby ratify  any instructions given pursuant to this Application  and for myself and my successors and assigns does hereby release Ultimus  Fund Solutions, LLC,
Williamsburg Investment Trust, Flippin, Bruce & Porter, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed  herein  provided  that  such entities have exercised  due care to determine  that the instructions are genuine. I certify  under  the  penalties of perjury that (1) I am a U.S. person (including a
U.S  resident alien), (2) the  Social Security Number or Tax Identification  Number shown is correct and (3) I  am  not subject to backup withholding.  The certifications in this paragraph are  required from all non-exempt  persons to prevent backup withholding of all taxable distributions and gross redemption proceeds under the federal income tax law. I recognize that the Internal Revenue
Service does not  require  my consent to any  provision of  this document other  than  the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) / /.

-------------------------------------------------------------       -----------------------------------------------------------
APPLICANT                                           DATE            JOINT APPLICANT                                      DATE

-------------------------------------------------------------       -----------------------------------------------------------
OTHER AUTHORIZED SIGNATORY                          DATE            OTHER AUTHORIZED SIGNATORY                           DATE

                       STATEMENT OF ADDITIONAL INFORMATION

                            THE DAVENPORT EQUITY FUND


                                 AUGUST 1, 2005


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-800-443-4249


                                TABLE OF CONTENTS


FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................  2
INVESTMENT LIMITATIONS ....................................................  5
TRUSTEES AND OFFICERS .....................................................  7
INVESTMENT ADVISER ........................................................ 12
ADMINISTRATOR ............................................................. 15
DISTRIBUTOR ............................................................... 16
OTHER SERVICE PROVIDERS ................................................... 16
PORTFOLIO SECURITIES AND BROKERAGE ........................................ 16
SPECIAL SHAREHOLDER SERVICES .............................................. 18
PURCHASE OF SHARES ........................................................ 19
REDEMPTION OF SHARES ...................................................... 20
NET ASSET VALUE DETERMINATION ............................................. 21
FUND EXPENSES ............................................................. 21
ADDITIONAL TAX INFORMATION ................................................ 21
GENERAL INFORMATION ABOUT THE TRUST ....................................... 23
CALCULATION OF PERFORMANCE DATA ........................................... 25
FINANCIAL STATEMENTS AND REPORTS .......................................... 28
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ......................... 29


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Equity Fund dated August 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


FOREIGN SECURITIES. The Fund may invest up to 15% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.


WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S.

Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)  Invest  25% or more of the  value of its total  assets in any one  industry
     (except  that  securities  of  the  U.S.   Government,   its  agencies  and
     instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10) Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11) Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12) Invest in restricted securities, or invest more than 15% of the Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(14) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 11, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS


Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                          Number of
                                                                                                                       Portfolios in
                                                                                                                            Fund
                                        Length of          Position(s) Held      Principal Occupation(s) During            Complex
Name, Address and Age                  Time Served            with Trust                 Past 5 Years and                Overseen by
                                                                                 Directorships of Public Companies         Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 68)        Since                 Trustee;         President and Managing Director of Lowe,     11
1802 Bayberry Court, Suite 400        September 1988        Vice President of    Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                     The Jamestown       Virginia; Director of Tredegar Corporation
                                                                 Funds           (plastics manufacturer) and Wilkinson
                                                                                 O'Grady & Co. Inc. (global asset manager)

*John T. Bruce (age 51)                   Since                 Trustee;         Principal of Flippin, Bruce & Porter, Inc.,  11
800 Main Street                       September 1988          President of       Lynchburg, Virginia
Lynchburg, Virginia 24504                                 the Flippin, Bruce &
                                                              Porter Funds


*Charles M. Caravati, Jr. (age 68)        Since                 Chairman         Retired physician; retired President of      11
931 Broad Street Road                   June 1991             and Trustee        Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

*Richard Mitchell (age 55)                Since                 Trustee;         Principal of T. Leavell & Associates, Inc.,  11
150 Government Street                   June 1991           President of The     Mobile, Alabama
Mobile, Alabama 36602                                      Government Street
                                                                 Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 65)               Since                 Trustee          Financial consultant and the Julian Price    11
448 Pond Apple Drive North            September 1988                             Professor Emeritus, University of North
Naples, Florida 34119                                                            Carolina


Richard L. Morrill (age 66)               Since                 Trustee          Chancellor of the University of Richmond;    11
G19 Boatwright Library                  March 1993                               Director of Tredegar Corporation (plastics
Richmond, Virginia 23173                                                         manufacturer) and Albemarle Corporation
                                                                                 (polymers and chemicals manufacturer)

Harris V. Morrissette (age 45)            Since                 Trustee          Chief Executive Officer of Marshall Biscuit  11
100 Jacintoport Boulevard               March 1993                               Co. Inc.; Chairman of Azalea Aviation, Inc.
Saraland, Alabama 36571                                                          (airplane fueling); Director of BancTrust
                                                                                 Financial Group, Inc. (bank holding company)
                                                                                 and EnergySouth, Inc.

Erwin H. Will, Jr. (age 72)               Since                 Trustee          Retired Chief Investment Officer of Equities 11
47 Willway Avenue                       July 1997                                of Virginia Retirement System (VRS).
Richmond, Virginia 23226                                                         Subsequent to his retirement, he temporarily
                                                                                 served as Acting Managing Director of
                                                                                 Equities for VRS.


Samuel B. Witt III (age 69)               Since                 Trustee          Retired Senior Vice President and General    11
302 Clovelly Road                     November 1988                              Counsel of Stateside Associates, Inc. (state
Richmond, Virginia 23221                                                         government relations); Director of The Swiss
                                                                                 Helvetia Fund, Inc. (closed-end investment
                                                                                 company)



                                                                  8


EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)               Since         Vice President of The     Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997     Davenport Equity Fund     Richmond, Virginia
Richmond, Virginia 23219


Laura E. Amory (age 38)                   Since      Chief Compliance Officer of  Director of Compliance of Davenport & Company LLC.
One James Center, 901 E. Cary Street  September 2004  The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219


Joseph L. Antrim III (age 60)             Since              President of         Executive  Vice  President of Davenport & Company
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 39)          Since           President of The        Managing  Director   of   Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        January 1996     Jamestown Balanced Fund,   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund
                                                          and The Jamestown
                                                      International Equity Fund

Robert G. Dorsey (age 48)                 Since             Vice President        Managing Director of Ultimus Fund Solutions,  LLC
225 Pictoria Drive, Suite 450         November 2000                               (a registered transfer agent)  and  Ultimus  Fund
Cincinnati, Ohio 45246                                                            Distributors, LLC (a registered broker-dealer)


John M. Flippin (age 63)                  Since         Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988   Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                        Funds


Beth Ann Gustafson (age 46)               Since       President of The Jamestown  Vice  President of Lowe,  Brockenbrough & Company,
1802 Bayberry Court, Suite 400          March 1995     Tax Exempt Virginia Fund   Inc., Richmond Virginia
Richmond, Virginia 23226

Timothy S. Healey (age 52)                Since         Vice President of The     Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305           January 1995    Government Street Mid-Cap   Mobile, Alabama
Birmingham, Alabama 35223                             Fund and The Alabama Tax
                                                           Free Bond Fund

Mary Shannon Hope (age 41)                Since          Vice President of The    Vice President and Portfolio Manager of T. Leavell
150 Government Street                 February 2004  Government Street Bond Fund  & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602

J. Lee Keiger III (age 50)                Since           Vice President of       Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 62)                Since         Vice President of The     President of T. Leavell & Associates, Inc.,
150 Government Street                 February 2004   Government Street Equity    Mobile, Alabama
Mobile, Alabama 36602                                  Fund and The Government
                                                         Street Mid-Cap Fund


Katherine M. McGinley (age 30)            Since      Chief Compliance Officer of  Chief  Compliance   Officer   of  T.  Leavell   &
150 Government Street                September 2004  The Government Street Funds  Associates,  Inc., Mobile, Alabama; attorney with
Mobile, Alabama 36602                                                             Alford, Clausen  &  McDonald,  LLC from  May 2003
                                                                                  until July 2004; attorney with Burr & Forman  LLP
                                                                                  from June 2000 until April 2003

R. Gregory Porter III (age 64)            Since           Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988     the Flippin, Bruce &      Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 48)                    Since       Chief Compliance Officer    Chief  Compliance    Officer  and   Director   of
1802 Bayberry Court, Suite 400       September 2004    of The Jamestown Funds     Operations of Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                                          Richmond, Virginia

Teresa L. Sanderson (age 42)              Since        Chief Compliance Officer   Chief  Compliance  Officer  and  a  Principal  of
800 Main Street                      September 2004    of the Flippin, Bruce &    Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds


Mark J. Seger (age 43)                    Since               Treasurer           Managing  Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

                                                                  9

Pamela C. Simms (age 43)                  Since            Vice President of      Account  Administrator  of  Lowe,  Brockenbrough &
1802 Bayberry Court, Suite 400        February 2003    The Jamestown Tax Exempt   Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                      Virginia Fund

John F. Splain  (age 48)                  Since               Secretary           Managing  Director  of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 54)                 Since          Vice President of The    Account  Administrator  of  Lowe,  Brockenbrough &
1802 Bayberry Court, Suite 400          March 1993   Jamestown Balanced Fund and  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 57)        Since          Vice President of The    Managing   Director  of   Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        February 2002  Jamestown Balanced Fund and  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

*    Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment  advisers to the Trust,  are
     "interested  persons" of the Trust within the meaning of Section  2(a)(19) of the 1940 Act.  Charles  M. Caravati,  Jr. is the
     father of  Charles M.  Caravati  III,  and is an affiliated person of the Trust by virtue of such relationship.


BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met one time during the fiscal year ended March 31, 2005. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.


     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2005.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2005.


TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2004.



                                                                                         Aggregate Dollar
                                                                                 Range of Shares of All Registered
                                                 Dollar Range of                 Investment Companies Overseen by
                                            Shares of the Fund Owned             Trustee in Family of Investment
Name of Trustee                                   by Trustee                                Companies
-----------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                             None                                 Over $100,000
John T. Bruce                                        None                                 Over $100,000
Charles M. Caravati, Jr.                             None                                 Over $100,000
Richard Mitchell                                     None                                 Over $100,000

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                             $50,001--$100,000                           Over $100,000
Richard L. Morrill                                   None                                  Over $100,000
Harris V. Morrissette                          $10,001--$50,000                            Over $100,000
Erwin H. Will, Jr.                             $50,001--$100,000                           Over $100,000
Samuel B. Witt III                                   None                                  $1--$10,000


As of May 15, 2005, the Trustees and officers of the Fund as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2005 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual          Total Compensation
                                Compensation        Retirement         Benefits Upon           From the Fund and
Trustee                        From the Fund     Benefits Accrued       Retirement                Fund Complex
--------------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.           $1,273              None                None                    $ 14,000
J. Finley Lee, Jr.                  1,636              None                None                      18,000
Richard L. Morrill                  1,636              None                None                      18,000
Harris V. Morrissette               1,636              None                None                      18,000
Erwin H. Will, Jr.                  1,636              None                None                      18,000
Samuel B. Witt III                  1,818              None                None                      20,000


                               INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2005, 2004 and 2003, the Fund paid the Adviser advisory fees of $958,537, $767,241 and $568,812, respectively.


The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Corporation in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.


The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

INVESTMENT POLICY COMMITTEE

Other Accounts Managed
----------------------

The members of the Investment Policy Committee (the "Committee") are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the six Committee members, Mr. David West and Mr. Michael Beall are the only members that manage an account that has a performance based advisory fee.

Other Accounts Managed (as of March 31, 2005)

----------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of      Total Assets in
                                                               Number                       Accounts with     Accounts with
                                                                of         Total Assets     Advisory Fee      Advisory Fee
   Name of Investment                                         Accounts     in Accounts        Based on          Based on
    Committee Member              Type of Accounts            Managed       Managed         Performance       Performance
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
John P. Ackerly IV, CFA   Registered investment companies:       0             0                0                 0
                          Other pooled investment vehicles:      0             0                0                 0
                          Other accounts:                      4393     $2,001,646,144          0                 0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Joseph L. Antrim III,     Registered investment companies:       0             0                0                 0
CFA                       Other pooled investment vehicles:      0             0                0                 0
                          Other accounts:                      4401     $2,046,349,757          0                 0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Michael S. Beall, CFA,    Registered investment companies:       0             0                0                 0
CPA                       Other pooled investment vehicles:      2        $34,768,088           2            $34,768,088
                          Other accounts:                      4473     $2,058,548,820          0                 0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
E. Trigg Brown, Jr.       Registered investment companies:       0             0                0                 0
                          Other pooled investment vehicles:      0             0                0                 0
                          Other accounts:                      4508     $2,053,868,992          0                 0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
William M. Noftsinger,    Registered investment companies:       0             0                0                 0
Jr.                       Other pooled investment vehicles:      0             0                0                 0
                          Other accounts:                      4499     $2,055,064,035          0                 0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
David West, CFA           Registered investment companies:       0             0                0                 0
                          Other pooled investment vehicles:      1        $3,199,977            1             $3,199,977
                          Other accounts:                      4384     $1,995,976,415          0                 0
----------------------------------------------------------------------------------------------------------------------------

     Potential Conflicts of Interest
     -------------------------------

It is possible that Committee members might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund's and other clients' investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, Committee members will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow Committee members who wish to buy or sell the same securities at the same time as their clients (including the Fund), to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser's bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the Committee members to ensure that the interests of the Adviser's clients come first.

Certain Committee members may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish a research report on a company held or being considered by the Fund. Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and its other clients.

Compensation
------------

All Committee members, except for William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Noftsinger does not receive a fixed salary, but by commissions and other fees as described below.

Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser's branch for which Mr. Brown serves as Branch Manager.

All Committee members are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.

All Committee members, except for John P. Ackerly IV, are compensated by fixed stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All Committee members are compensated by a fixed fee for sitting on the Adviser's Board of Directors.

All Committee members, except for David M. West, are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Executive Committee.

David M. West is eligible for, and typically receives, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Research Analyst Compensation Committee.

Two Committee members, Michael S. Beall and David M. West, receive discretionary bonuses, which are typically paid at the end of the year, based on the profitability, if any, of two private investment funds managed by the Adviser--"Davenport Financial Fund" and "EWF Partners."

All Committee members receive a safe harbor contribution to the Adviser's 401(k) plan in the amount of 3% of eligible compensation. All Committee members receive an annual contribution to the Adviser's profit sharing plan, which is a discretionary amount, determined annually by the Board of Directors of the Adviser. This amount has historically been 7% of eligible compensation.

All Committee members receive non-cash compensation in the form of monthly parking that is paid by the Adviser on their behalf.

Disclosure of Securities Ownership
----------------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Committee members as of March 31, 2005.

           -------------------------------------------------------------
                      Name of              Dollar Value of Fund Shares
             Investment Committee Member      Beneficially Owned
           -------------------------------------------------------------
            John P. Ackerly IV, CFA            $50,001 - $100,00
           -------------------------------------------------------------
            Joseph L. Antrim, III, CFA       $500,001 - $1,000,000
           -------------------------------------------------------------
            Michael S. Beall, CFA, CPA         $10,001 - $50,000
           -------------------------------------------------------------
            E. Trigg Brown, Jr.                        0
           -------------------------------------------------------------
            William M. Noftsinger, Jr.            $1 - $10,000
           -------------------------------------------------------------
            David West, CFA                       $1 - $10,000
           -------------------------------------------------------------



                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, plus a shareholder recordkeeping fee at the rate of $10 per account in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to,
postage,   envelopes,
checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2005, 2004 and 2003, the Fund paid fees to the Administrator of $186,340, $157,472 and $127,046, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45246, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser's wire room. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund paid no brokerage commissions during each of the last three fiscal years. All transactions were executed through the Adviser, which waived all brokerage commissions. The Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2005, the Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $2,672,877) and Citigroup Global Markets Inc. (the market value of which was $2,514,393). Wachovia Securities, LLC and Citigroup Global Markets Inc. are two of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:


REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.


Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                            The Davenport Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUND. The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1,

2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2005, the Fund had capital loss carryforwards for federal income tax purposes of $5,929,399, of which $3,819,451 expire March 31, 2011 and $2,109,948 expire March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

SALE OR REDEMPTION OF FUND SHARES. A sale or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-443-4249, or on the SEC's website at HTTP://WWW.SEC.GOV.


PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

     o The Fund posts its complete listing of Portfolio Securities on a daily basis at WWW.INVESTDAVENPORT.COM. The listing of Portfolio Securities is current to the previous day's close of the market. The website is open to the general public.

     o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.


                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the Fund's average annual total returns for periods ended March 31, 2005:
                                                                 Since Inception
                                           One Year   Five Years  (Jan.15, 1998)
                                           --------   ---------- ---------------
Return Before Taxes                          6.91%      -0.55%        4.27%
Return After Taxes on Distributions          6.80%      -0.68%        4.11%
Return After Taxes on Distributions
  and Sale of Fund Shares                    4.58%      -0.54%        3.60%


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares  outstanding  during the period that were
    entitled to receive   dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 2005 was 0.40%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.


From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic
conditions   either  alone  or  in  comparison  with  alternative
investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2005, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.


     2. DEFINITIONS

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.


     3. Policy for Voting Proxies.
        -------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.


     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.


     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. Non-routine Proposals.
        ---------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                     DAVENPORT & COMPANY LLC (THE "ADVISER")

                      Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser's investment advisory programs. The Adviser intends  to  exercise  a voice on behalf of  clients  in  matters  of  corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.


The Adviser's Executive Committee has delegated the responsibility of overseeing proxy voting policies and decisions for clients to a proxy voting committee (the "Voting Committee"). The Adviser's proxy voting policies and procedures are outlined below.

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients, and, unless otherwise directed in writing, will vote consistently across the client base. The Adviser shall accept, but not solicit, client directions regarding proxy proposals. Any client directions shall be memorialized in accordance with procedures set forth in this document.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

PROXY VOTING PROCESS:  VOTING COMMITTEE GOVERNANCE


At the direction of the Adviser, the Voting Committee has been formed to oversee all matters involving the proxy voting process. The Voting Committee consists of six members, five of which shall hold voting powers. Of the five members, two shall be Portfolio Managers in the Asset Management Department, two shall be members of the Research Department, and one shall be a member of the Retail Sales Department. The sixth, non-voting member shall be the proxy coordinator (the "Coordinator"). The Voting Committee shall meet on an as needed basis and have a minimum of four voting members present. The Voting Committee will utilize the services of outside professionals (such as Eagan Jones) to assist in its analysis of voting issues and the actual voting of proxies. The Coordinator will maintain records regarding the voting of proxies under this method.

THE PROXY SCREENING PROCESS

At the direction of the Adviser, the Coordinator will screen all proxy material subject to a vote in accordance with the Adviser's policies and procedures.

The Coordinator will have the following responsibilities:

     1. Review all proxy material received,
     2. Determine eligibility,
     3. Identify proxies containing common, routine proposals,
     4. Determining potential conflicts,
     5. Obtain voting guidance from a professional proxy voting service (Eagan Jones).
     6. Notify the Voting Committee when an upcoming vote is subject to a conflict of interest,
     7. Notify the Voting Committee and maintain records of any client directed proxies,
     8. Cast proxy votes through the Internet in accordance with the Voting Committee's direction and/or guidance from Eagan Jones.
     9. Maintain records for both proxy votes and any client requests for voting information.

The Coordinator shall make reasonable efforts to obtain proxy materials and to vote in a timely fashion.


CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.

Committee members have an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Committee members shall bring any known conflict of interest to the attention of the Coordinator.


The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Voting Committee may vote proxies relating to issuers where a potential conflict of interest is identified, if the Voting Committee, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of a professional proxy voting service (Eagan Jones). The Coordinator shall memorialize all materiality decisions.

COMMITTEE MEMBERSHIP

From time to time, the Adviser may find it necessary to replace members of the Voting Committee. In general, the members of the Committee are appointed by and serve at the pleasure of the Advisor's Executive Committee. The Advisor will maintain a current committee member schedule ("Schedule A").

COMMON PROPOSALS

The Voting Committee recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:


Election of the Board of Directors
----------------------------------

The Voting Committee believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Voting Committee will generally support the election of directors that result in a board made up of a majority of independent directors.

The Voting Committee will generally withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Voting Committee will hold directors accountable for the actions of the committees on which they serve. For example, the Voting Committee will generally withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Voting Committee will support efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors
--------------------------------

The Voting Committee believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Voting Committee will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Voting Committee will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Voting Committee believes independence has been compromised.

Equity-based Compensation Plans
-------------------------------

The Voting Committee believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Voting Committee is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Voting Committee will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Voting Committee will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Voting Committee considers other factors such as the nature of the industry and size of the company.

The Voting Committee will generally vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options
     o Ability to issue options with an exercise price below the stock's current market price.
     o    Ability to issue  reload  options.
     o    Automatic share replenishment ("evergreen") feature.

The Voting Committee will generally support measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
     o Requiring stock acquired through option exercise to be held for a certain period of time.
     o    Using restricted stock grants instead of options.

To this end, the Voting Committee supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.


The Voting Committee will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights
------------------------------------------

The Voting Committee believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Voting Committee will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. The Voting Committee will vote against proposals to impose super-majority requirements.

The Voting Committee will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Voting Committee will generally vote against proposals for a separate class of stock with disparate voting rights.

The Voting Committee will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Committee will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues
----------------------------------

The Voting Committee believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Voting Committee generally votes against these types of proposals, although the Voting Committee may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Voting Committee recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

LETTER TO SHAREHOLDERS                                              MAY 17, 2005
================================================================================

                               MARKET COMMENTARY

The stock market proved to be anemic during the first quarter of 2005 with all of the major indices posting losses. The S&P 500 recorded -2.15%, the Dow Jones -1.59% and the NASDAQ -8.10%. In a seemingly undecided market, the Davenport
Equity Fund held its ground and outperformed them all returning -1.17%. Your Fund has also outperformed its main benchmark, the S&P 500 for the one-, three- and five- year periods ending 3/31/05. The performance since inception (1/15/98) was somewhat below that of the S&P 500.

In focusing on the one-year time period ending 3/31/05, several factors led to our out performance for the past year.

o    Value added through individual stock selection

o Our over-weighted position in energy, which was the best performing sector of the S&P 500 posting a 47.1% return for the 12 month period.

o    Our over-weighted position in the materials sector which was up 17%.

o Our under-weighted positions in financials and technology worked to our advantage given their weak performance (-1.0% and -2.5% respectively)*

* This under-weighted share of technology stocks was also the main cause of our slight underperformance since inception in that we didn't fully participate in the boom days of 1998 and 1999 for this sector.

Investors are currently exhibiting a more cautious stance in spite of other positive factors. Many companies have reported above consensus earnings growth. Cash flow is strong while above average dividend increases and stock buybacks are common. It seems once the market begins to focus on the positive factors such as a still growing (albeit moderating) economy and stability in the job market, better stock performance can be expected. In the interim, better visibility will be required.

Performance for Period Ending March 31, 2005

                                                            Since Inception**
                 Q1 2005     1 Year     3 Year**    5 Year**    (1/15/98)
                 -----------------------------------------------------------
DAVPX             -1.17%      6.91%      4.29%      -0.55%        4.27%
S&P 500           -2.15%      6.69%      2.75%      -3.16%        4.60%
**Annualized

                           THE SONG REMAINS THE SAME

Veteran investors are often conflicted by a common paradox that exists in our profession. If the investment landscape appears ominous, fear drives the market and yet valuations appear reasonable. If conditions are more sanguine, confidence prevails with more aggressive investing which can lead to extended valuations. The net effect is that investors are almost never at ease.

Fortunately, the market focus today is not at the extremes mentioned above, but what if the concerns never change? The list of market worries below is the same list we had a year ago with the exception of who would win the Presidential election.
                    o    High oil prices
                    o    A rising Federal Funds rate
                    o    Widespread corporate/accounting scandals
                    o    Slow corporate earnings growth
                    o    The weak dollar along with a current budget deficit
                    o    Terrorism threats and escalating cost of the Iraqi war

The good news about a stale list is it has been "debated to death" and appears fully reflected in current market prices. It is the unforeseen events that typically cause major issues in the marketplace. As we search for the next "event", most investors have trouble disengaging from the worrisome chatter these concerns generate. This fans smoldering emotions and encourages short-term thinking when a long-term focus is paramount.

The foundation of our investment philosophy is built on examining the quality of companies, the strength of management, and the prospects within the industry. We systematically review our sector weightings versus our benchmark as we remind ourselves of Warren Buffet's adage "When management with a reputation for brilliance tackles a business (industry) with a reputation for bad economics, it is usually the reputation of the business that remains intact." The Davenport Equity Fund is structured not as a list of individual stocks, but as a basket that is correlated and yet independent. Given the energy sector's strength during the first quarter and telecommunications weakness, we are well aware of the impact exposure to a particular sector may have on a portfolio's performance and volatility.

While the S&P 500 Index fell 2.15% during the first quarter of 2005, energy stocks continued to show considerable strength gaining 17.6%, elevating the trailing one year figure to an astonishing 47.1% In contrast to the energy industry, most other companies saw their stock prices languish due to concern over rising energy costs which could lead to slower economic growth. Merrill Lynch's Rich Bernstein shares this view and estimates that the aggregate effect for every one cent increase at the pump, will lead to a $1.5 billion loss in consumers' disposable income. This may help explain why recently the consumer discretionary sector (primarily retailers) has had such a difficult time as consumers allegedly spent more of their hard earned dollars buying gas, leaving less for weekend trips to the local Wal-Mart. Remember that as much as companies would like to point the proverbial finger at rising oil prices as the reason for softer sales, it is difficult to prove. For the time being, however, higher oil prices have become an excuse that conventional wisdom accepts too easily.

In absolute terms, oil prices are higher than in the 1970's, but when adjusted for inflation they are approximately equal to the levels seen currently. Although prices are comparable, thanks to advances in technology our economy today is much more efficient than in the early 1970's, producing one dollar of economic growth with about 50% less energy. Even with greater efficiencies however, common sense tells us that if input prices are rising, at some point those higher costs will be passed on to the consumer (hence the reasoning for inflationary fears). So it's without question that higher oil prices will certainly have an impact on economic growth but we believe the net effect will probably be more modest than anticipated. The Federal Reserve shares a similar view, estimating that a $10 increase in oil will reduce GDP growth by about 0.2%.

Some investors worry the economy will suffer similar economic consequences to those driving the oil crises of 1973-74 and 1979-81. Fortunately, we believe the fundamentals of our economy are much stronger today than during these two periods. At that time inflation was close to 13% versus 3% today, unemployment was around

10% versus 5.2% today, and GDP for the 4th quarter of 2004 was a solid 3.8% and the consensus estimate for 2005 is 3.8%.

We continue to like the oil stocks for a number of reasons listed below, but will continue to maintain a watchful eye on our overall exposure to the group.

               o    Worldwide demand remains strong despite higher prices
               o    China's consumption could double by 2020
               o    Spare production capacity is the lowest in thirty years
               o The major oil companies seem to be maintaining unprecedented capital discipline
               o    Producing  fields  are  aging  and  have   accelerating
                    depletion rates
               o A disciplined OPEC seems to believe that $50+ oil has little effect on demand

In conjunction with higher energy prices, concern over rising interest rates and its effect on economic growth, remains in the forefront of investors' minds. At its most recent meeting in March, the FOMC voted for the seventh consecutive time to raise its target for the Federal Funds rate by 25 basis points to 2.75%. In the treasury market, short rates have increased while longer rates have actually flattened. This is tough on many financial stocks because the cost of their funding source (deposits) has increased and yet the return they receive on loans is about the same. This is one reason we have remained lukewarm on the financial stocks.

The financial sector is the largest single component of the market and it continues to struggle with headline risk due to regulatory issues. We expect to maintain a modest exposure to the group as these stocks generally offer attractive valuation levels and healthy yields.

How high will yields and oil prices rise and will they have an effect on earnings growth in 2005? In 2003 earnings growth increased 19%; in 2004 it was up 24%, and expectations for 2005 are a more modest increase of 10%. This is above the 7% historical average for the S&P 500, but it is similar to traveling 70 mph on the interstate only to reach a construction zone, forcing you to slow down to 55 mph. It can be a vexing transition, but is one we all must weather in order to reach our destination. Corporate earnings are an almost constant worry in the marketplace. When selecting securities for our portfolio, our earnings and investment focus remains on specific companies positioned for future growth.

If for a moment you were to tune out the never-ending siren song of market naysayers, you would see the underlying fundamentals of many companies remain strong. Valuation levels are much more reasonable and company balance sheets are as strong as they have been in quite some time. In fact, record cash levels are giving management flexibility to reduce debt, buy back stock, and increase dividends. Cash on hand is good for dividend growth but even more compelling is that the payout ratio (dividend/earnings) is at record lows, indicating that management believes they have a number of profitable projects in the pipeline. Finally, with the list of concerns almost permanently etched in investors' minds, the market seems to have a healthy dose of skepticism which is an encouraging sign.


                                         Sincerely,

                                         Joseph L. Antrim, III
                                         President
                                         Davenport Equity Fund

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

[GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX        THE DAVENPORT EQUITY FUND
----------------------------        -------------------------

    DATE           BALANCE             DATE           BALANCE
    ----           -------           --------         -------
  01/15/98          10,000           01/15/98          10,000
  03/31/98          11,625           03/31/98          11,140
  06/30/98          12,009           06/30/98          11,295
  09/30/98          10,814           09/30/98           9,950
  12/31/98          13,118           12/31/98          11,519
  03/31/99          13,771           03/31/99          12,090
  06/30/99          14,742           06/30/99          12,709
  09/30/99          13,821           09/30/99          11,920
  12/31/99          15,878           12/31/99          13,321
  03/31/00          16,242           03/31/00          13,894
  06/30/00          15,810           06/30/00          13,456
  09/30/00          15,657           09/30/00          13,330
  12/31/00          14,432           12/31/00          13,226
  03/31/01          12,721           03/31/01          11,580
  06/30/01          13,466           06/30/01          11,966
  09/30/01          11,489           09/30/01          10,738
  12/31/01          12,717           12/31/01          11,706
  03/31/02          12,752           03/31/02          11,915
  06/30/02          11,043           06/30/02          10,913
  09/30/02           9,136           09/30/02           9,288
  12/31/02           9,906           12/31/02           9,801
  03/31/03           9,594           03/31/03           9,453
  06/30/03          11,071           06/30/03          10,784
  09/30/03          11,364           09/30/03          11,204
  12/31/03          12,748           12/31/03          12,272
  03/31/04          12,964           03/31/04          12,640
  06/30/04          13,187           06/30/04          12,677
  09/30/04          12,941           09/30/04          12,479
  12/31/04          14,135           12/31/04          13,674
  03/31/05          13,832           03/31/05          13,514

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                        (for periods ended March 31, 2005)

                                      1 YEAR       5 YEARS     SINCE INCEPTION*
The Davenport Equity Fund              6.91%       (0.55%)          4.27%
Standard & Poor's 500 Index            6.69%       (3.16%)          4.60%
--------------------------------------------------------------------------------

*    Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX

[GRAPHIC OMITTED]
                                                  (% of Portfolio)

                                          Davenport Equity       S&P 500
                                                Fund              Index
                                       -------------------------------------
Consumer Discretionary                          16.4%             11.5%
Consumer Staples                                 7.5%             10.3%
Energy                                          12.4%              8.8%
Financials                                      16.2%             19.8%
Health Care                                     12.7%             13.0%
Industrials                                     11.0%             11.9%
Information Technology                           9.9%             15.1%
Materials                                        6.5%              3.3%
Telecommunication Services                       2.8%              3.1%
Utilities                                        2.4%              3.2%
Cash Equivalents                                 2.2%              0.0%



TOP TEN HOLDINGS
                                                                  %
           SECURITY DESCRIPTION                             OF NET ASSETS
           --------------------                             -------------
           Markel Corporation                                    3.1%
           Johnson & Johnson                                     3.0%
           America Movil, S.A. de C.V. - Series L - ADR          2.8%
           Exxon Mobil Corporation                               2.7%
           Dell, Inc.                                            2.6%
           Praxair, Inc.                                         2.5%
           Dominion Resources, Inc.                              2.4%
           EOG Resources, Inc.                                   2.4%
           Harrah's Entertainment, Inc.                          2.3%
           Murphy Oil Corporation                                2.2%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================
ASSETS
Investments in securities:
  At acquisition cost .......................................... $ 112,441,547
                                                                 =============

  At value (Note 1) ............................................ $ 138,370,532
  Cash .........................................................         3,996
Dividends receivable ...........................................       126,483
Receivable for capital shares sold .............................       312,494
Other assets ...................................................        12,974
                                                                 -------------
  TOTAL ASSETS .................................................   138,826,479
                                                                 -------------

LIABILITIES
 Dividends payable .............................................        11,184
 Payable for capital shares redeemed ...........................       520,854
 Accrued investment advisory fees (Note 3) .....................        94,149
 Accrued administration fees (Note 3) ..........................        16,900
 Other accrued expenses and liabilities ........................         2,463
                                                                 -------------
   TOTAL LIABILITIES ...........................................       645,550
                                                                 -------------

NET ASSETS ..................................................... $ 138,180,929
                                                                 =============


Net assets consist of:
Paid-in capital ................................................ $ 118,172,973
Undistributed net investment income ............................         8,370
Accumulated net realized losses from security transactions .....    (5,929,399)
Net unrealized appreciation on investments .....................    25,928,985
                                                                 -------------
Net assets ..................................................... $ 138,180,929
                                                                 =============


Shares of beneficial interest outstanding (unlimited number
 of shares authorized, no par value) ...........................    10,563,219
                                                                 =============


Net asset value, offering price and redemption price
 per share (Note 1) ............................................ $       13.08
                                                                 =============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================
INVESTMENT INCOME
  Dividends ....................................................  $  1,982,326
  Interest .....................................................         4,774
                                                                 -------------
  TOTAL INVESTMENT INCOME ......................................     1,987,100
                                                                 -------------

EXPENSES
  Investment advisory fees (Note 3) ............................       958,537
  Administration fees (Note 3) .................................       186,340
  Custodian fees ...............................................        17,321
  Professional fees ............................................        16,127
  Postage and supplies .........................................        14,829
  Compliance service fees (Note 3) .............................        12,750
  Registration fees ............................................        12,708
  Trustees' fees and expenses ..................................        10,561
  Printing of shareholder reports ..............................        10,005
  Insurance expense ............................................         7,964
  Other expenses ...............................................         8,470
                                                                 -------------
  TOTAL EXPENSES ...............................................     1,255,612
                                                                 -------------

NET INVESTMENT INCOME ..........................................       731,488
                                                                 -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
 Net realized gains from security transactions .................     3,322,258
 Net change in unrealized appreciation/depreciation
  on investments ...............................................     4,735,057
                                                                 -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............     8,057,315
                                                                 -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................  $  8,788,803
                                                                 =============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                         YEAR           YEAR
                                                        ENDED          ENDED
                                                       MARCH 31,      MARCH 31,
                                                         2005           2004
--------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ............................ $    731,488   $    361,904
 Net realized gains (losses) from
  security transactions ...........................    3,322,258     (1,114,313)
 Net change in unrealized appreciation/depreciation
  on investments ..................................    4,735,057     28,283,960
                                                    ------------   ------------
Net increase in net assets from operations ........    8,788,803     27,531,551
                                                    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .......................     (728,398)      (362,957)
                                                    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ........................   23,041,396     27,808,350
 Net asset value of shares issued in
  reinvestment of distributions to shareholders ...      677,059        338,578
 Payments for shares redeemed .....................  (15,366,719)   (10,020,219)
                                                    ------------   ------------
Net increase in net assets from capital
 share transactions ...............................    8,351,736     18,126,709
                                                    ------------   ------------

TOTAL INCREASE IN NET ASSETS ......................   16,412,141     45,295,303

NET ASSETS
 Beginning of year ................................  121,768,788     76,473,485
                                                    ------------   ------------
 End of year ...................................... $138,180,929   $121,768,788
                                                    ============   ============


UNDISTRIBUTED NET INVESTMENT INCOME ............... $      8,370   $      5,280
                                                    ============   ============



CAPITAL SHARE ACTIVITY
 Sold .............................................    1,834,781      2,475,801
 Reinvested .......................................       52,020         29,749
 Redeemed .........................................   (1,224,506)      (886,698)
                                                    ------------   ------------
 Net increase in shares outstanding ...............      662,295      1,618,852
 Shares outstanding at beginning of year ..........    9,900,924      8,282,072
                                                    ------------   ------------
 Shares outstanding at end of year ................   10,563,219      9,900,924
                                                    ============   ============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------
                                                               YEARS ENDED MARCH 31,
-----------------------------------------------------------------------------------------------------
                                                2005      2004       2003        2002       2001
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $  12.30   $  9.23    $  11.71    $  11.42   $  13.75
                                             --------   -------    --------    --------   --------

Income (loss) from investment operations:
 Net investment income ..................        0.07      0.04        0.06        0.04       0.05
 Net realized and unrealized gains
  (losses) on investments ...............        0.78      3.07       (2.48)       0.29      (2.34)
                                             --------   -------    --------    --------   --------
Total from investment operations ........        0.85      3.11       (2.42)       0.33      (2.29)
                                             --------   -------    --------    --------   --------

Less distributions:
 Dividends from net investment income ...      ( 0.07)   ( 0.04)     ( 0.06)     ( 0.04)   ( 0.04)
                                             --------   -------    --------    --------   --------

Net asset value at end of year ..........    $  13.08   $ 12.30    $   9.23    $  11.71   $ 11.42
                                             ========   =======    ========    ========   ========


Total return (a) ........................        6.91%    33.72%     (20.66%)      2.89%   (16.65%)
                                             ========   =======    ========    ========   ========


Net assets at end of year (000's) .......   $ 138,181  $121,769    $ 76,473    $ 82,515   $70,160
                                             ========   =======    ========    ========   ========


Ratio of expenses to average net assets .        0.98%    1.00%        1.04%       1.02%     1.00%

Ratio of net investment income to
 average net assets .....................        0.57%    0.35%        0.62%       0.35%     0.36%

Portfolio turnover rate .................          28%      25%          18%         13%       25%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
    SHARES   COMMON STOCKS -- 97.8%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 16.4%
    89,156   CarMax, Inc. (a) ................................... $ 2,808,414
    74,368   Eastman Kodak Company ..............................   2,420,678
    43,732   Estee Lauder Companies, Inc. - Class A .............   1,967,065
    60,804   E.W. Scripps Company - Class A (The) ...............   2,964,195
    49,452   Harrah's Entertainment, Inc. .......................   3,193,610
    96,117   International Game Technology, Inc. ................   2,562,479
    34,378   Lowe's Companies, Inc. .............................   1,962,640
    85,000   Walt Disney Company (The) ..........................   2,442,050
    35,430   Wm. Wrilgey Jr. Company ............................   2,323,145
                                                                  -----------
                                                                   22,644,276
                                                                  -----------
             CONSUMER STAPLES -- 7.5%
    43,498   Colgate-Palmolive Company ..........................   2,269,291
    83,072   SYSCO Corporation ..................................   2,973,978
    63,674   Walgreen Company ...................................   2,828,399
    46,000   Wal-Mart Stores, Inc. ..............................   2,305,060
                                                                  -----------
                                                                   10,376,728
                                                                  -----------
             ENERGY -- 12.4%
    32,048   BP Amoco PLC - ADR .................................   1,999,795
    67,652   EOG Resources, Inc. ................................   3,297,358
    62,745   Exxon Mobil Corporation ............................   3,739,602
    31,403   Murphy Oil Corporation .............................   3,100,418
    31,604   Schlumberger Limited ...............................   2,227,450
    67,357   Suncor Energy, Inc. ................................   2,708,425
                                                                  -----------
                                                                   17,073,048
                                                                  -----------
             FINANCIALS -- 16.2%
    58,858   American Express Company ...........................   3,023,535
    53,330   Bank Of America Corporation ........................   2,351,853
       875   Berkshire Hathaway, Inc. - Class B (a) .............   2,499,000
    38,763   Capital One Financial Corporation ..................   2,898,310
    55,950   Citigroup, Inc. ....................................   2,514,393
    43,811   Jefferson-Pilot Corporation ........................   2,148,930
    12,278   Markel Corporation (a) .............................   4,238,488
    52,502   Wachovia Corporation ...............................   2,672,877
                                                                  -----------
                                                                   22,347,386
                                                                  -----------
             HEALTHCARE -- 12.7%
    47,178   Amgen, Inc. (a) ....................................   2,746,231
    32,507   Eli Lilly & Company ................................   1,693,615
    61,070   Johnson & Johnson ..................................   4,101,461
    32,741   Medtronic, Inc. ....................................   1,668,154
    66,159   Pfizer, Inc. .......................................   1,737,997
    22,282   WellPoint, Inc. ....................................   2,793,049
    36,337   Zimmer Holdings, Inc. (a) ..........................   2,827,382
                                                                  -----------
                                                                   17,567,889
                                                                  -----------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.8%                                    VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 11.0%
    94,775   Cendant Corporation ................................  $1,946,678
    36,599   Deere & Company ....................................   2,456,891
    28,737   General Dynamics Corporation .......................   3,076,296
    74,344   General Electric Company ...........................   2,680,845
    32,875   United Parcel Service, Inc. - Class B ..............   2,391,328
    25,959   United Technologies Corporation ....................   2,638,992
                                                                  -----------
                                                                   15,191,030
                                                                  -----------
             INFORMATION TECHNOLOGY -- 9.9%
   101,963   Check Point Software Technologies Ltd. (a) .........   2,216,676
   128,834   Cisco Systems, Inc. (a) ............................   2,304,840
    93,526   Dell Computer Corporation (a) ......................   3,593,269
    30,234   International Business Machines Corporation ........   2,762,783
   117,071   Microsoft Corporation ..............................   2,829,606
                                                                  -----------
                                                                   13,707,174
                                                                  -----------
             MATERIALS -- 6.5%
    54,560   Dow Chemical Company (The) .........................   2,719,816
    70,860   Praxair, Inc. ......................................   3,391,360
    21,983   Rio Tinto PLC - ADR ................................   2,852,294
                                                                  -----------
                                                                    8,963,470
                                                                  -----------
             TELECOMMUNICATIONS SERVICES -- 2.8%
    75,537   America Movil S.A. de C.V. - Series L - ADR ........   3,897,709
                                                                  -----------

             UTILITIES -- 2.4%
    45,397   Dominion Resources, Inc. ...........................   3,378,899
                                                                  -----------

             TOTAL COMMON STOCKS (Cost $109,218,624) ............$135,147,609
                                                                 ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 2.3%                                VALUE
--------------------------------------------------------------------------------
 3,222,923   First American Treasury Obligation Fund -
              Class S (Cost $3,222,923).......................... $ 3,222,923
                                                                  -----------

             TOTAL INVESTMENTS AT VALUE -- 100.1%
              (Cost $112,441,547) ..............................$ 138,370,532

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)% ...    ( 189,603)
                                                                -------------

             NET ASSETS -- 100.0% ..............................$ 138,180,929
                                                                =============


(a)  Non-income producing security.

ADR  - American Depository Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. There were no differences between the book basis and tax basis of distributions for the years ended March 31, 2005 and March 31, 2004.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2005:

--------------------------------------------------------------------------------
Cost of portfolio investments ..................................  $ 112,441,547
                                                                  =============

Gross unrealized appreciation ..................................  $  30,214,113
Gross unrealized depreciation ..................................     (4,285,128)
                                                                  -------------
Net unrealized appreciation ....................................  $  25,928,985
Undistributed ordinary income ..................................         19,554
Capital loss carryforwards .....................................     (5,929,399)
Other temporary differences ....................................        (11,184)
                                                                  -------------
Accumulated earnings ...........................................  $  20,007,956
                                                                  =============
--------------------------------------------------------------------------------
As of March 31, 2005, the Fund had the following capital loss carryforwards for federal income tax purposes:

                    -------------------------------------------
                           Amount         Expires March 31,
                       $   3,819,451            2011
                           2,109,948            2012
                       -------------
                       $   5,929,399
                       =============
                    -------------------------------------------


These capital loss  carryforwards  may be utilized in future years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

During  the  year  ended  March  31,  2005,  the  Fund  utilized   capital  loss
carryforwards of $3,277,090 to offset current year realized gains.

2.  INVESTMENT TRANSACTIONS
During the year ended March 31, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $46,133,661 and $34,776,451, respectively.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Fund (the CCO) is an employee of the Adviser. The Fund pays the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4. CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees and Shareholders of The Davenport Equity Fund of the Williamsburg Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Davenport Equity Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Cincinnati, Ohio
May 9, 2005

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:



                                                                                      POSITION HELD             LENGTH OF
     TRUSTEE                               ADDRESS                              AGE   WITH THE TRUST            TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road, Manakin-Sabot, VA            68   Chairman and Trustee     Since June 1991
*Austin Brockenbrough III   1802 Bayberry Court, Suite 400, Richmond, VA        68   Trustee                  Since September 1988
*John T. Bruce              800 Main Street, Lynchburg, VA                      51   Trustee                  Since September 1988
 J. Finley Lee              448 Pond Apple Drive North, Naples, FL              65   Trustee                  Since September 1988
*Richard Mitchell           150 Government Street, Mobile, AL                   55   Trustee                  Since June 1991
 Richard L. Morrill         University of Richmond, Richmond, VA                65   Trustee                  Since March 1993
 Harris V. Morrissette      100 Jacintoport Boulevard, Saraland, AL             45   Trustee                  Since March 1993
 Erwin H. Will, Jr.         47 Willway Avenue, Richmond, VA                     72   Trustee                  Since July 1997
 Samuel B. Witt III         302 Clovelly Road, Richmond, VA                     69   Trustee                  Since November 1988
 Joseph L. Antrim III       One James Center, 901 E. Cary Street, Richmond, VA  59   President                Since November 1997
 John P. Ackerly IV         One James Center, 901 E. Cary Street, Richmond, VA  41   Vice President           Since November 1997
 J. Lee Keiger III          One James Center, 901 E. Cary Street, Richmond, VA  50   Vice President           Since November 1997
 Laura E. Amory             One James Center, 901 E. Cary Street, Richmond, VA  38   Chief Compliance Officer Since September 2004
 Robert G. Dorsey           225 Pictoria Drive, Suite 450, Cincinnati, OH       48   Vice President           Since November 2000
 Mark J. Seger              225 Pictoria Drive, Suite 450, Cincinnati, OH       43   Treasurer                Since November 2000
 John F. Splain             225 Pictoria Drive, Suite 450, Cincinnati, OH       48   Secretary                Since November 2000

* Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)(CONTINUED)
================================================================================
Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

J. Lee Keiger III is First Vice President and Chief Financial Officer of the Adviser.

Laura E. Amory is Director of Compliance of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $728,398 as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2005, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below  illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

                              Beginning           Ending
                            Account Value      Account Value      Expenses Paid
                           October 1, 2004     March 31, 2005     During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return   $1,000.00          $1,083.00            $5.14
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
(before expenses)             $1,000.00          $1,019.99            $4.99
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q beginning with the December 2004 quarter. The filings will be available upon request, by calling 1-800-281-3217. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Fund's Investment Advisory Agreement with the Adviser for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called indirect benefits to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of the Fund (which exceeded its benchmark for the most recent 1-year, 3-year and 5-year periods) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided high-quality services to the Fund as compared to similarly managed funds and private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the total operating expense ratio of the Fund is extremely competitive and lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc., and the Adviser has further reduced expenses of the Fund by executing portfolio transactions at no cost to the Fund. Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The
Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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THE DAVENPORT EQUITY FUND
Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037                      DAVENPORT
                                                  EQUITY FUND
ADMINISTRATOR
Ultimus Fund Solutions, LLC                     --------------
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
US Bank                                          ANNUAL REPORT
425 Walnut Street
Cincinnati, Ohio 45202                           MARCH 31, 2005

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President
Laura E. Amory, Chief Compliance Officer

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


                                 AUGUST 1, 2005


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ........................  2
MUNICIPAL OBLIGATIONS .....................................................  8
DESCRIPTION OF BOND RATINGS ............................................... 14
INVESTMENT LIMITATIONS .................................................... 16
TRUSTEES AND OFFICERS ..................................................... 19
INVESTMENT ADVISER ........................................................ 24
ADMINISTRATOR ............................................................. 27
DISTRIBUTOR ............................................................... 27
OTHER SERVICE PROVIDERS ................................................... 28
PORTFOLIO SECURITIES AND BROKERAGE ........................................ 28
SPECIAL SHAREHOLDER SERVICES .............................................. 29
PURCHASE OF SHARES ........................................................ 31
REDEMPTION OF SHARES ...................................................... 32
NET ASSET VALUE DETERMINATION ............................................. 32
FUND EXPENSES ............................................................. 32
ADDITIONAL TAX INFORMATION ................................................ 33
GENERAL INFORMATION ABOUT THE TRUST ....................................... 35
CALCULATION OF PERFORMANCE DATA ........................................... 39
FINANCIAL STATEMENTS AND REPORTS .......................................... 42
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ......................... 43


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Mid-Cap Fund (the "Mid-Cap Fund"), The Government Street Bond Fund (the "Bond Fund") and The Alabama Tax Free Bond Fund (the "Alabama Tax Free Fund") are four separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.


The Equity Fund and the Mid-Cap Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The

Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Bond Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Bond Fund and the Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). With respect to the Mid-Cap Fund, such other investment companies may include Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs and MidCap SPDRs operate similarly to SPDRs, except that DIAMONDs and MidCap SPDRs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's MidCap 400 Index, respectively. SPDRs, DIAMONDs and MidCap SPDRs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs, DIAMONDs and MidCap SPDRs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include BANKERS' ACCEPTANCES and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more.

COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund and the Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Equity Fund, the Mid-Cap Fund and the Bond Fund, and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.

In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

The Alabama Development Office (ADO) reported more than $2.1 billion of announced capital investment for new and expanding industries as of December 31, 2003. This 2003 announced capital investment included 15,765 announced jobs by 461 companies. This was a decrease in capital investment reported over the last several years. The State had more than $3.5 billion of announced capital investments in 2002, $1.3 billion in 2001, $2.7 billion in 2000, $3.2 billion in 1999, $2.0 billion in 1998 and $2.7 billion in 1997. These investments include 17,896 announced jobs by by 365 companies in 2002, 13,011 announced jobs by 401 companies in 2001, 18,088 announced jobs by 527 companies in 2000; 20,252 announced jobs by 593 companies in 1999; 18,554 announced jobs by 540 companies in 1998 and 22,693 announced jobs by 605 companies in 1997. Major announced new investments in 2003 included Hwashin, Ltd. ($70 million) and Smart, Inc. ($110 million). Major announced expansion investments in 2003 included Ogihara Alabama, Inc. ($180 million) and Elk Corporation of Alabama ($70 million). Major announced new investments in 2002 included Hyundai Motor Manufacturing Alabama LLC ($1 billion) and Williams International ($268 million). Major announced expansion investments in 2002 included Honda Manufacturing of Alabama LLC ($425 million) and Delphi Packard Automotive Systems ($85 million). Major announced new investments in 2001 included Toyota Motor Manufacturing Corporation ($220 million) and Frontier Yarns Inc. ($30 million). Major announced expansion investments in 2001 included Honda Manufacturing of Alabama LLC ($140 million) and Shell Chemical Co. ($60 million). Major announced new investments in 2000 included Norbord Barton Mills ($129 million) and KTH Parts Industries, Inc. ($46 million). Major announced expansion investments in 2000 included Mercedes-Benz US International, Inc. ($600 million) and General Electric Plastics ($185 million). Large investment announcements made during the 1990s include Champion International ($550 million); Mercedes-Benz US International, Inc. ($520 million); The Boeing Company ($450 million); Honda ($440 million); Boise Cascade Corp. ($400 million); IPSCO Steel ($395 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); International Truck and Engine Corp. ($200 million); McNeil Specialty Products, Inc. ($180 million); Courtaulds Fibers Inc. ($170 million); USS Fairfield Works ($150 million); and Worthington Industries ($150 million).


Although income levels continue to lag the national average, Alabama's unemployment level remains below the nation's. Defense spending accounts for nearly 5% of the state gross product, making Alabama one of the largest benefactors of increased defense spending by the federal government. Low property taxes, low business costs, and a growing automobile manufacturing sector remain strengths of the State's economy. Still, the State's economy is not expected to differ significantly from the national economy in the near term.


SIGNIFICANT LITIGATION. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Lawsuits that could have a significant impact on the State's financial position are summarized below:

A case regarding employment discrimination litigation against the State of Alabama, EUGENE CRUM, JR., ET AL., V. STATE OF ALABAMA, ET AL., CV-97-T-356-N, is a putative, but not certified, class action pending in the United States District Court for the Middle District of Alabama. In this case, approximately thirty state agencies are charged with racial discrimination in several aspects of their employment practices, including, without limitation, selection procedures utilized for hiring and promotion. This case is at the class certification stage and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur. The class certification hearing was continued from August 2003 and has not been reset.

Another case pending in the United states District Court for the Middle District of Alabama in which State agencies are involved is JOHNNY REYNOLDS, ET AL. V. ALABAMA DEPARTMENT OF TRANSPORTATION, ET AL., CV-85-T-0665-N, a race discrimination class-action case against ALDOT and the State Personnel Department. The parties entered into a Consent Decree in 1994 and a large part of the litigation has already been settled (approximately $40 million was distributed to members of the plaintiff class in September 2003). Presently, ALDOT pays fines for being in contempt of the Consent Decree in the amount of $63,000 per week. Attorneys for the State continue to litigate the contempt issues, as well as the individual lawsuits that were exempted from the settlement.

Finally, the State of Alabama and the majority of its agencies have filed a motion jointly with the United States (represented by the Department of Justice) to modify a court injunction that was imposed on the State in 1970 in UNITED STATES V. TOMMY G. FLOWERS, ET AL., CV-2.68-2709-T. The injunction is commonly referred to as the FRAZER/BALLARD decree, named after the former directors of the State Personnel Department, and imposed on the State and all of its agencies obligations to hire and promote in a non-discriminatory manner. The specific provision that the parties have moved to modify has created reverse discrimination issues. The plaintiff classes from CRUM and REYNOLDS have intervened in the action to stop the modification of the FRAZER/BALLARD decree. Although this litigation will not create a financial obligation for the State, the result of this litigation will greatly impact the hiring and promotion procedures for the State of Alabama.


INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund, the Mid-Cap Fund and the Bond Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14) Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Write,  acquire  or  sell  commodities,   commodities  contracts,   futures
     contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                             TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                          Number of
                                                                                                                       Portfolios in
                                                                                                                            Fund
                                                                                 Principal Occupation(s) During            Complex
                                        Length of          Position(s) Held      Past 5 Years and                        Overseen by
Name, Address and Age                  Time Served            with Trust         Directorships of Public Companies         Trustee
---------------------                  -----------         ----------------      ---------------------------------         -------

INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 68)        Since                 Trustee;         President and Managing Director of Lowe,     11
1802 Bayberry Court, Suite 400        September 1988        Vice President of    Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                     The Jamestown       Virginia; Director of Tredegar Corporation
                                                                 Funds           (plastics manufacturer) and Wilkinson
                                                                                 O'Grady & Co. Inc. (global asset manager)

*John T. Bruce (age 51)                   Since                 Trustee;         Principal of Flippin, Bruce & Porter, Inc.,  11
800 Main Street                       September 1988          President of       Lynchburg, Virginia
Lynchburg, Virginia 24504                                 the Flippin, Bruce &
                                                              Porter Funds



*Charles M. Caravati, Jr. (age 68)        Since                 Chairman         Retired physician; retired President of      11
931 Broad Street Road                   June 1991             and Trustee        Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

*Richard Mitchell (age 55)                Since                 Trustee;         Principal of T. Leavell & Associates, Inc.,  11
150 Government Street                   June 1991           President of The     Mobile, Alabama
Mobile, Alabama 36602                                      Government Street
                                                                 Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 65)               Since                 Trustee          Financial consultant and the Julian Price    11
448 Pond Apple Drive North            September 1988                             Professor Emeritus, University of North
Naples, Florida 34119                                                            Carolina



Richard L. Morrill (age 66)               Since                 Trustee          Chancellor of the University of Richmond;    11
G19 Boatwright Library                  March 1993                               Director of Tredegar Corporation (plastics
Richmond, Virginia 23173                                                         manufacturer) and Albemarle Corporation
                                                                                 (polymers and chemicals manufacturer)

Harris V. Morrissette (age 45)            Since                 Trustee          Chief Executive Officer of Marshall Biscuit  11
100 Jacintoport Boulevard               March 1993                               Co. Inc.; Chairman of Azalea Aviation, Inc.
Saraland, Alabama 36571                                                          (airplane fueling); Director of BancTrust
                                                                                 Financial Group, Inc. (bank holding company)
                                                                                 and EnergySouth, Inc.

Erwin H. Will, Jr. (age 72)               Since                 Trustee          Retired Chief Investment Officer of Equities 11
47 Willway Avenue                       July 1997                                of Virginia Retirement System (VRS).
Richmond, Virginia 23226                                                         Subsequent to his retirement, he temporarily
                                                                                 served as Acting Managing Director of
                                                                                 Equities for VRS.


Samuel B. Witt III (age 69)               Since                 Trustee          Retired Senior Vice President and General    11
302 Clovelly Road                     November 1988                              Counsel of Stateside Associates, Inc. (state
Richmond, Virginia 23221                                                         government relations); Director of The Swiss
                                                                                 Helvetia Fund, Inc. (closed-end investment
                                                                                 company)




                                                                  20

EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)               Since         Vice President of The     Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997     Davenport Equity Fund     Richmond, Virginia
Richmond, Virginia 23219



Laura E. Amory (age 38)                   Since      Chief Compliance Officer of  Director of Compliance of Davenport & Company LLC.
One James Center, 901 E. Cary Street  September 2004  The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219



Joseph L. Antrim III (age 60)             Since              President of         Executive  Vice  President of Davenport & Company
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 39)          Since           President of The        Managing  Director   of   Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        January 1996     Jamestown Balanced Fund,   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund
                                                          and The Jamestown
                                                      International Equity Fund

Robert G. Dorsey (age 48)                 Since             Vice President        Managing Director of Ultimus Fund  Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               (a registered transfer agent)  and  Ultimus  Fund
Cincinnati, Ohio 45246                                                            Distributors, LLC (a registered broker-dealer)



John M. Flippin (age 63)                  Since         Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988   Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                       Funds



Beth Ann Gustafson (age 46)               Since       President of The Jamestown  Vice  President of Lowe,  Brockenbrough & Company,
1802 Bayberry Court, Suite 400          March 1995     Tax Exempt Virginia Fund   Inc., Richmond Virginia
Richmond, Virginia 23226

Timothy S. Healey (age 52)                Since         Vice President of The     Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305           January 1995    Government Street Mid-Cap   Mobile, Alabama
Birmingham, Alabama 35223                             Fund and The Alabama Tax
                                                           Free Bond Fund

Mary Shannon Hope (age 41)                Since          Vice President of The    Vice President and Portfolio Manager of T. Leavell
150 Government Street                 February 2004  Government Street Bond Fund  & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602

J. Lee Keiger III (age 50)                Since           Vice President of       Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 62)                Since         Vice President of The     President of T. Leavell & Associates, Inc.,
150 Government Street                 February 2004   Government Street Equity    Mobile, Alabama
Mobile, Alabama 36602                                  Fund and The Government
                                                         Street Mid-Cap Fund


Katherine M. McGinley (age 30)            Since      Chief Compliance Officer of  Chief  Compliance  Officer   of  T.   Leavell   &
150 Government Street                September 2004  The Government Street Funds  Associates, Inc., Mobile, Alabama;  attorney with
Mobile, Alabama 36602                                                             Alford, Clausen &  McDonald,  LLC  from  May 2003
                                                                                  until July 2004; attorney with Burr & Forman  LLP
                                                                                  from June 2000 until April 2003


R. Gregory Porter III (age 64)            Since           Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988     the Flippin, Bruce &      Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 48)                    Since       Chief Compliance Officer    Chief  Compliance    Officer   and   Director  of
1802 Bayberry Court, Suite 400       September 2004    of The Jamestown Funds     Operations of Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                                          Richmond, Virginia



                                                           21

Teresa L. Sanderson (age 42)              Since        Chief Compliance Officer   Chief  Compliance   Officer  and  a  Principal of
800 Main Street                      September 2004    of the Flippin, Bruce &    Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds



Mark J. Seger (age 43)                    Since               Treasurer           Managing  Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246


Pamela C. Simms (age 43)                  Since            Vice President of      Account  Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        February 2003    The Jamestown Tax Exempt   Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                      Virginia Fund

John F. Splain  (age 48)                  Since               Secretary           Managing  Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 54)                 Since          Vice President of The    Account  Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          March 1993   Jamestown Balanced Fund and  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 57)        Since          Vice President of The    Managing   Director  of   Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        February 2002  Jamestown Balanced Fund and  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

*    Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment  advisers to the Trust,  are
     "interested  persons" of the Trust within the meaning of Section  2(a)(19) of the 1940 Act.  Charles  M. Caravati,  Jr. is the
     father of  Charles M.  Caravati  III,  and is an affiliated person of the Trust by virtue of such relationship.


BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met one time during the fiscal year ended March 31, 2005. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2005.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2005.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2004.

                                                                   Aggregate Dollar
                                                           Range of Shares of All Registered
                                   Dollar Range of         Investment Companies Overseen by
                              Shares of the Funds Owned    Trustee in Family of Investment
Name of Trustee                      by Trustee                        Companies
----------------------------------------------------------------------------------------------
Austin Brockenbrough III                None                         Over $100,000
John T. Bruce                           None                         Over $100,000
Charles M. Caravati, Jr                 None                         Over $100,000
Richard Mitchell                   Over $100,000                     Over $100,000

Independent Trustees:
J. Finley Lee, Jr                 $10,001--$50,000                   Over $100,000
Richard L. Morrill                      None                         Over-$100,000
Harris V. Morrissette              Over $100,000                     Over $100,000
Erwin H. Will, Jr                 $10,001--$50,000                   Over $100,000
Samuel B. Witt III                      None                          $1--$10,000


As of May 15, 2005, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2005 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement           Fund Complex
-------------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 5,091              None                None               $ 14,000
J. Finley Lee, Jr.                  6,545              None                None                 18,000
Richard L. Morrill                  6,545              None                None                 18,000
Harris V. Morrissette               6,545              None                None                 18,000
Erwin H. Will, Jr.                  6,545              None                None                 18,000
Samuel B. Witt III                  7,273              None                None                 20,000


                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Equity Fund paid the Adviser advisory fees of $733,816, $670,074 and $550,064, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2005 and 2004, the Mid-Cap Fund paid advisory fees of $149,171 (which was net of voluntary fee waivers of $32,051) and $21,266 (which was net of voluntary fee waivers of $21,477), respectively.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Bond Fund paid the Adviser advisory fees of $306,662, $306,966 and $284,643, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Alabama Tax Free Fund paid the Adviser advisory fees of $108,095 (which was net of voluntary fee waivers of $16,343), $117,567 (which was net of voluntary fee waivers of $9,117) and $103,594 (which was net of voluntary fee waivers of $13,765), respectively.


The Adviser was organized as an Alabama corporation in 1979. By reason of their positions as officers and stockholders, Thomas W. Leavell and Richard Mitchell control the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.


PORTFOLIO MANAGER

Other Accounts Managed
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Other Accounts Managed (as of March 31, 2005)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of        Total Assets in
                                                             Number of      Total Assets     Accounts with       Accounts with
 Name of Portfolio                                            Accounts      in Accounts       Advisory Fee    Advisory Fee Based
      Manager                   Type of Accounts              Managed         Managed           Based on        on Performance
                                                                                              Performance
----------------------------------------------------------------------------------------------------------------------------------
Thomas W.             Registered investment companies:           0               $0                0                  $0
Leavell (1,2,3)       Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                           459         $564,664,052           0                  $0

----------------------------------------------------------------------------------------------------------------------------------
Timothy S.            Registered investment companies:           0               $0                0                  $0
Healey (2,4)          Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                           179         $202,258,000           0                  $0

----------------------------------------------------------------------------------------------------------------------------------

                                                             25

----------------------------------------------------------------------------------------------------------------------------------
Mary Shannon          Registered investment companies:           0               $0                0                  $0
Hope (3)              Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                            0               $0                0                  $0

----------------------------------------------------------------------------------------------------------------------------------
Kyle C. Pugh (2)      Registered investment companies:           0               $0                0                  $0
                      Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                           146         $82,593,000            0                  $0

----------------------------------------------------------------------------------------------------------------------------------
Richard E.            Registered investment companies:           0               0                 0                  $0
Anthony, Jr. (2)      Other pooled investment vehicles:          0               0                 0                  $0
                      Other accounts:                            32         $30,575,147            0                  $0

----------------------------------------------------------------------------------------------------------------------------------

1.   The Government Street Equity Fund
2.   The Government  Street  Mid-Cap Fund
3.   The Government Street Bond Fund
4.   The Alabama Tax Free Bond Fund


Potential Conflicts of Interest
-------------------------------

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may pay a discretionary bonus and/or profit sharing contribution as well. Both forms of compensation (fixed and discretionary) are based upon management's evaluation of job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds' pre- or after-tax performance or the value of the Funds' assets.

Disclosure of Securities Ownership
----------------------------------

The following table indicates, as of March 31, 2005, the dollar value of shares beneficially owned by each Portfolio Managers in the Fund or Funds for which the Portfolio Manager serves.

----------------------------------------------------------------------------------------------------------------------
                Name of                     Fund Shares Beneficially Owned           Dollar Value of Fund Shares
          Portfolio Managers                                                             Beneficially Owned
----------------------------------------------------------------------------------------------------------------------
Thomas W. Leavell                        The Government Street Equity Fund               $500,001--$1,000,000
                                         The Government Street Mid-Cap Fund               $100,001--$500,000
                                         The Government Street Bond Fund                  $100,001--$500,000

----------------------------------------------------------------------------------------------------------------------
Timothy S. Healey                        The Government Street Mid-Cap Fund               $50,001--$100,000
                                         The Alabama Tax Free Bond Fund                      $1--$10,000

----------------------------------------------------------------------------------------------------------------------

                                                          26

----------------------------------------------------------------------------------------------------------------------
Mary Shannon Hope                        The Government Street Bond Fund                  $50,001--$100,000

----------------------------------------------------------------------------------------------------------------------
Kyle C. Pugh                             The Government Street Mid-Cap Fund                $10,001--$50,000

----------------------------------------------------------------------------------------------------------------------
Richard E. Anthony, Jr.                  The Government Street Mid-Cap Fund                  $1--$10,000

----------------------------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of the Equity Fund, the Mid-Cap Fund and the Alabama Tax Free Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million; and the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2005, 2004 and 2003, the Equity Fund paid fees to the Administrator of $148,780, $133,235 and $110,291, respectively; the Bond Fund paid fees to the Administrator of $46,004, $46,164 and $42,681, respectively; and the Alabama Tax Free Fund paid fees to the Administrator of $50,811, $51,521 and $48,154, respectively. For the fiscal years ended March 31, 2005 and 2004, the Mid-Cap Fund paid fees to the Administrator of $48,700 and $17,867, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS


The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Bond Fund's and the Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's and the Mid-Cap Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Equity Fund was $19,174, $31,001 and $36,492, respectively. During the fiscal years ended March 31, 2005 and 2004, the total amount of brokerage commissions paid by the Mid-Cap Fund was $11,131 and $27,774, respectively. During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of commissions paid by the Bond Fund was $0, $1,144 and $0, respectively. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.


As of March 31, 2005, the Equity Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $2,067,240) and Charles Schwab & Co., Inc. (the market value of which was $420,400); and the Bond Fund held debt securities issued by the parent company of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (the market value of which was $1,597,719) and Credit Suisse First Boston LLC (the market value of which was $499,517). Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Credit Suisse First Boston LLC are four of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:


REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.


Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:


                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2005, the Equity Fund had a capital loss carryforward for federal income tax purposes of $877,582, which expires March 31, 2011. As of March 31, 2005, the Mid-Cap Fund had a capital loss carryforward for federal income tax purposes of $15,179, which expires March 31, 2013. As of March 31, 2005, the Alabama Tax Free Fund had a capital loss carryforward for federal income tax purposes of $27,284, which expires March 31, 2009. As of March 31, 2005, the Bond Fund had capital loss carryforwards for federal income tax purposes of $1,285,043, of which $126,569 expire March 31, 2006, $106,011 expire March 31, 2007, $220,187 expire March 31, 2008, $195,097 expire March 31,
2009,  $86,819 expire March 31, 2010,  $70,419  expire March 31, 2011,  $218,396 expire March 31, 2012 and $261,545 expire March 31, 2013. In addition, the Bond Fund had net realized capital losses of $173,386 during the period November 1, 2004 through March 31, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2006. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.


With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.


Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.


                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

     o Each of the Fund's ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at WWW.TLEAVELL.COM. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

     o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Funds. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

--------------------------------------------------------------------------------------------------------------------------------
NAME  OF  RATING  OR   RANKING                                      TIMING   OF    RELEASE    AND     RECEIPT OF COMPENSATION OR
GROUP                           INFORMATION PROVIDED                CONDITIONS OR RESTRICTIONS ON     OTHER CONSIDERATION BY THE
                                                                    USE                               FUND OR  AFFILIATED  PARTY
--------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.               CUSIP, description,  shares/par,    Provided monthly, with a                     None
                                market value                        30-day lag. No formal
                                                                    conditions or restrictions.
--------------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                    CUSIP, description, shares/par      Provided monthly, with a 30-day              None
                                                                    lag.  No formal conditions or
                                                                    restrictions. Lipper represents that
                                                                    it will not trade based on the
                                                                    Funds' portfolio information, and
                                                                    it prohibits its employees from any
                                                                    such trading.
--------------------------------------------------------------------------------------------------------------------------------

                                                                 37

--------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                  CUSIP, shares/par, market value     Provided quarterly, with a  15-day           None
                                                                    lag. No formal conditions or
                                                                    restrictions. Bloomberg represents
                                                                    that it requires all employees to
                                                                    sign confidentiality agreements
                                                                    acknowledging  all information
                                                                    received during their employment
                                                                    must be used for legitimate
                                                                    business purposes only.
--------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.          CUSIP, description, shares/par,     Provided monthly, with a 30-day              None
                                market value,  coupon,  maturity    lag. No formal conditions or
                                date, % of  total net assets        restrictions.S&P represents that
                                                                    its employees are required to
                                                                    follow a code of business conduct
                                                                    that prohibits them from using
                                                                    portfolio information for anything
                                                                    other than performing their job
                                                                    responsibilities. S&P employees
                                                                    must certify annually that they
                                                                    have followed this code of
                                                                    business conduct.
--------------------------------------------------------------------------------------------------------------------------------
Thomson Financial               CUSIP, shares/par, market  value,   Provided quarterly, with a  15-day           None
                                cost basis                          lag.  No formal conditions or
                                                                    restrictions. Thomson  Financial
                                                                    represents that it requires all
                                                                    employees  to sign confidentiality
                                                                    agreements acknowledging that all
                                                                    information received during their
                                                                    employment must be  used  for
                                                                    legitimate business purposes only.
--------------------------------------------------------------------------------------------------------------------------------

          The Board of Trustees, in consultation with the CCO, has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

     o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, proxy service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

     o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

     o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of May 15, 2005, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 68.0% of the outstanding shares of the Equity Fund, 77.1% of the outstanding shares of the Mid-Cap Fund, 65.4% of the outstanding shares of the Bond Fund and 46.5% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Funds.

As of May 15, 2005, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 9.2% of the outstanding shares of the Equity Fund, 6.3% of the outstanding shares of the Mid-Cap Fund, 9.3% of the outstanding shares of the Bond Fund and 14.7% of the outstanding shares of the Alabama Tax Free Fund.


                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2005:

                        THE GOVERNMENT STREET EQUITY FUND
                                            One Year     Five Years    Ten Years
                                            --------     ----------    ---------
Return Before Taxes                           3.27%        -3.10%        9.21%
Return After Taxes on Distributions           3.08%        -3.27%        8.62%
Return After Taxes on Distributions
  and Sale of Fund Shares                     2.31%        -2.69%        7.86%

                         THE GOVERNMENT STREET BOND FUND
                                            One Year     Five Years    Ten Years
                                            --------     ----------    ---------
Return Before Taxes                           0.04%          5.88%       5.89%
Return After Taxes on Distributions          -1.56%          3.84%       3.57%
Return After Taxes on Distributions
  and Sale of Fund Shares                     0.02%          3.79%       3.58%

                         THE ALABAMA TAX FREE BOND FUND
                                            One Year     Five Years    Ten Years
                                            --------     ----------    ---------
Return Before Taxes                         -0.06%           4.61%       4.62%
Return After Taxes on Distributions         -0.06%           4.61%       4.62%
Return After Taxes on Distributions
  and Sale of Fund Shares                    1.08%           4.51%       4.56%

                       THE GOVERNMENT STREET MID-CAP FUND
                                                               Since Inception
                                             One Year        (November 17, 2003)
                                             --------        -------------------
Return Before Taxes                            9.47%                12.11%
Return After Taxes on Distributions            9.46%                11.35%
Return After Taxes on Distributions
  and Sale of Fund Shares                      6.17%                 9.92%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Mid-Cap Fund, the Bond Fund and the Alabama Tax Free Fund for the 30 days ended March 31, 2005 were 0.91%, 0.07%, 3.53% and 2.84%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2005, based on the highest marginal combined federal and Alabama income tax rate, was 4.60%.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.


From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Services, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2005, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.


     2. Definitions
        -----------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.


     3. Policy for Voting Proxies.
        --------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.


     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.


     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. Non-routine Proposals.
        ----------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (B) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                          T. LEAVELL & ASSOCIATES, INC.
                                  PROXY VOTING
                              POLICY AND PROCEDURES

INTRODUCTION
------------

     Proxy voting policies and procedures are required by Rule 206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follow are effective August 5, 2003 and supersede all previous versions.

General Policy
--------------

     This policy is designed to guide T. Leavell & Associates, Inc., (TLA) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, TLA believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. TLA normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is TLA's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.

Voting Responsibility
---------------------

     Portfolio managers have the responsibility of determining how proxies will be voted. The Senior Portfolio Manager will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed manager.

Proxy Voting Policy Regarding:

Routine Proposals:
-----------------

     Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

|X|  Approval of Auditors
|X|  Changes of Date and Place of Annual Meeting
|X|  Election of Directors
|X|  Changes in Company Name
|X|  Indemnification Provision for Directors
|X|  Stock Splits
|X|  Share Repurchases

Non-Routine Proposals
---------------------

     Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

|X|  Mergers and Acquisitions
|X| Issuance of Securities to Meet Ongoing Corporate Capital Needs |X| Restructuring
|X|  Re-incorporation
|X|  Increase in number of Directors
|X|  Stock Option Plans
|X|  Management Compensation
|X|  "Golden Parachutes"
|X|  Board Structure (Inside vs. Outside Directors)
|X|  Cumulative Voting
|X|  "Poison Pills"
|X|  Director Stock Ownership Requirements
|X|  Incentive Plans
|X|  Tender Offers
|X|  Debt Restructuring
|X|  Director Tenure
|X|  Stock Option Repricing
|X|  Stock Option Expensing
|X|  Retirement Plans
|X|  Social Issues

Conflicts of Interest
---------------------

     TLA occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

     If, at anytime, any employee of TLA becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Senior Portfolio Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

     1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

     2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records
--------------------

     According to guidelines provided in Rule 206(4)-6 of the Investment Advisors Act of 1940:

     1. Copies of proxy voting records will be maintained in the office of TLA for two years subsequent to the activity. Proxy voting records will be retained an additional three years in an archived but easily accessible repository.

     2. Proxy records may be obtained by any client of by TLA requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed thru the e-mail address: tleavell@tleavell.com.

     ======================================================================
                                      THE
                               GOVERNMENT STREET
                                     FUNDS



                              NO-LOAD MUTUAL FUNDS



                                 ANNUAL REPORT
                                 MARCH 31, 2005

     ======================================================================


                               [GRAPHIC OMITTED]
                         T. LEAVELL & ASSOCIATES, INC.
                               INVESTMENT ADVISER
                                  FOUNDED 1979


     ======================================================================



                       THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                        THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


     ======================================================================

LETTER FROM THE PRESIDENT   May 11, 2005
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2005.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
     For the first time in its last six fiscal years, The Government Street Equity Fund (the "Fund") underperformed the S&P 500 Index (the "Index"). The return of the Index for the twelve months ended March 31, 2005 was 6.69% compared to a return of 3.27% for the Fund. This underperformance was primarily attributable to the Fund's significant overweighting of its larger capitalization issues relative to their weighting in the Index. The negative impact of such stocks as Pfizer, Intel, Merck, Microsoft, American International Group, Dell Computer and Amgen - all of which are weighted significantly greater in the Fund than in the larger, more diversified Index - collectively accounted for much of the lagging performance of the Fund. In addition, the slight underweighting of energy - 8.0% of the Fund versus 8.9% of the Index - helped to undermine the Fund's relative performance as well. This was particularly true in the final quarter of the fiscal year when energy stocks surged.

     The greatest impact from individual holdings came from the healthcare sector. The Fund's overweighted position (14.4% of the Fund compared to 13.0% of the Index) in this lagging sector was compounded by several Fund positions in particular - Pfizer, Merck and Eli Lilly. Furthermore, the stock price of Cardinal Health, a long time top holding of the Fund, was hurt by the company's prolonged accounting issues.

     Despite the uncertainty of the conflict in Iraq, rising interest rates, and soaring energy prices, calendar year 2004 proved to be a good year for investments in the U.S. stock market. The Index achieved a return of 10.88% for the year ended December 31, 2004 although most of that return came in the year's final quarter with the Index posting a 9.23% return. The Government Street Equity Fund's return of 9.39% outperformed the Index in 2004's final quarter, although its return for the entire calendar year was 9.28%.

     The first quarter of 2005 has been a far different story from last year's fourth quarter, however, as the price of oil has continued to surge and the rate of inflation also has accelerated. As a result, investors have become anxious, and the U.S. stock market has become extremely volatile with daily moves in the market often exceeding 1% of the value of the major indices.

     It is in such times that consistency and adherence to a sound investment philosophy are so very important. Low turnover, tax efficiency, broad diversification and a focus on high quality companies are the basic investment tenets employed in the management of The Government Street Equity Fund. They have been since the Fund was established in 1991. During the twelve months ended March 31, 2005, the portfolio turnover for the Fund was 13%, and there were no capital gains distributions to investors. As of March 31, 2005 the Fund consisted of investments in 131 common stocks; all 10 economic sectors, 24 industry groups, and 50 of 59 industries in the Index were represented. In addition, investments in the Fund are distributed equally between growth and value stocks and across all capitalization ranges found within the S&P 500.

     Regardless of what may occur in the short term, we continue to be positive with respect to potential long-term growth in equity markets. We also are confident that an investment in The Government Street Equity Fund will reflect that growth.

     For the year ended March 31, 2005 the Fund's net assets were $132,921,539; net asset value was $47.11; and the ratio of expenses to average net assets was 0.76%.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------
     The Government Street Mid-Cap Fund ("the Fund") completed its first complete fiscal year on March 31, 2005. For that 12-month period, the Fund produced a total return of 9.47%. The Standard & Poor's Mid-Cap 400 Index ("S&P 400 Index"), the Fund's benchmark, produced a total return of 10.43% for the same period. Both the Fund and the S&P 400 Index outperformed their larger peers in the S&P 500 Index by 2.78% and 3.74%, respectively, for the period.

     The Fund's absolute performance of 9.47% can be attributed in part to a generally positive environment for common stocks during the last twelve months. This was particularly true for stocks of those companies in the small to mid range of capitalization. From a relative standpoint, however, the impact of cash balances within the Fund contributed to its underperformance when compared to the Index for the same period. In fact, the Fund's "equity only" return (i.e., excluding cash and expenses) for the same period was 11.73%. In essence, we are able to report that the overall performance of the stocks selected within the Fund were reflective of our investment objectives and compare favorably to the return available from the benchmark. The negative impact on performance which resulted from the timing and expense of investing incoming cash flows was not unexpected, or atypical, for a growing fund in its early stages of existence.

     From a market standpoint, the positive return generated by domestic stocks during the past twelve months was heavily weighted in the fourth calendar quarter of 2004. Equities of stocks in the mid-cap range declined through late summer as investors reacted to rising short-term interest rates, high energy costs, and a hotly contested presidential campaign. Then, as 2004 came to a close, the markets reversed themselves and began to climb significantly. This followed a late-October peak in oil prices and an uneventful re-election of a President favored by the market. By year-end 2004, mid-cap stocks, as represented by the S&P 400 Index, were at their highest levels of the year.

     So far in 2005, mid-cap stocks have fluctuated as market focus has returned to oil prices, interest rates and inflationary fears in an economy that is perceived to be cooling. These factors have led some investors to lock in gains after two years of positive returns. During this 3-month period however, the Fund produced a 0.80% return, outperforming its benchmark by 1.20%. For the full 12-month fiscal year ended March 31, stock selections and weighting in the energy, consumer staples, and healthcare sectors provided the most significant contribution to fund performance. Among the Fund's largest and best performing individual holdings in these sectors were companies such as Valero Energy, Overseas Shipholding, Covance, Murphy Oil, and Coventry Health Care.

     Expectations for the upcoming 12 months are mixed. Investors seem to be wary of the aforementioned economic concerns and ever mindful of budgetary and geo-political risks that could influence the markets. At the same time, economic growth, corporate liquidity and earnings are undeniably strong. Likewise, the prospect of market favorable legislation remains on the advance in our nation's capital. With all of this being said, we continue to believe that reliance on market predictions is counter to a successful, long term investment strategy.

     We feel confident in our approach and the results reported for the Fund's first full fiscal year. We also believe that continued investment in the mid-cap area of the stock market will prove to be beneficial to our shareholders' overall equity portfolios.

     On March 31, 2005 the net assets of the Fund were $32,025,415; and the net asset value was $11.30.

THE GOVERNMENT STREET BOND FUND
-------------------------------
     Amid signs of increasing inflationary pressures, the Federal Reserve Board has raised the Fed Funds rate by 0.25% on seven occasions between June, 2004 and March 22, 2005. In addition, long interest rates have begun to rise from the historic lows experienced during the last several years.

     In anticipation of rising interest rates, The Government Street Bond Fund (the "Fund") has maintained a defensive posture over the past two years by buying high quality, premium, callable bonds and by structuring its portfolio to have a shorter average maturity and duration than its primary benchmark, The Lehman Government/Credit Intermediate Bond Index (see chart below).

                                                As of 3/31/05
                                    -------------------------------------
                                          Duration Average Maturity
                                    -------------------------------------
                   GSBF*                   2.8 yrs         3.2 yrs
                   LGCI**                  3.7 yrs         4.4 yrs

 * Government Street Bond Fund
** Lehman Government/ Credit Intermediate Bond Index

     This strategy has proven to be a successful one for the 12 months ended March 31, 2005 with the 0.04% return of the Fund outperforming the -0.34% return of the Index during that period.

     The best performing sector of the Fund during its past fiscal year was mortgage-backed securities. These securities currently comprise 22% of the Fund's portfolio, and they traditionally perform well in a stable or rising interest rate environment. Relative to the Index, the Fund is heavily underweighted in the U.S. Treasury sector choosing to overweight itself in corporate bonds and mortgage-backed securities. The overall credit quality of the Fund is rated "AA" with 59.1% of the Fund's portfolio rated "AAA."

     The Fund seeks to protect principal and to provide steady and reliable current income. It is a high quality fund with an average maturity on the short end of the intermediate range. This defensive structure will be maintained as long as we believe that interest rates are continuing to trend upward.

     For the year ended March 31, 2005, the Fund's ratio of net investment income to average net assets was 3.44%. Net assets of the Fund were $59,918,688; and the net asset value was $20.29.

THE ALABAMA TAX FREE BOND FUND
------------------------------
     The Federal Reserve Board has continued to tighten interest rates since last June - seven increases in nine months. Short term market interest rates have responded in a traditional fashion to those hikes, but longer term rates have remained stubbornly low.

     The Alabama Tax Free Bond Fund (the "Fund") has continued both to shorten its portfolio in anticipation of an increase in the general level of interest rates in light of the action of the Federal Reserve Board and to focus on the highest quality of bonds for investments in the Fund. As of March 31, 2005, the weighted average maturity of the Fund was 4.7 years - down from 6.0 years a year ago. In addition, over two-thirds of the bonds in the portfolio are now rated "AAA," and there are no issues rated lower that "A."

     For the twelve months ended March 31, 2005, the Fund experienced a return of -0.06% compared to a return of 0.92% for the Lipper Intermediate Municipal Fund Index, 0.75% for the Lehman 7-Year G.O. Municipal Bond Index and 0.36% for the Lehman 3-Year Municipal Bond Index. The funds that comprise the Lipper Intermediate Municipal Fund Index are typically of a longer average maturity and hold a larger portion of their portfolios in lower rated securities than those of the Fund. The short average maturity of the Fund caused its relative performance to suffer as the yield curve flattened in 2004. The flattening of the yield curve, whereby short term rates increased while longer term rates remained steady or declined, resulted in longer maturity bonds outperforming those issues with shorter maturities.

     Although the defensive posture of the Fund has resulted in some underperformance relative to the intermediate term municipal bond fund category, the Fund has generally achieved its primary objectives of preserving principal value while generating income which is exempt from income taxes on both the federal and state level. More important, however, with the Fund's short duration, we are now well positioned to take advantage of a general increase in the level of interest rates going forward. As a result, we continue to be confident that the Fund is an excellent investment option for those investors seeking a no-load municipal bond fund that produces income exempt from Alabama and federal income taxes.

     The net assets of the Fund at March 31, 2005 were $34,524,707, and the net asset value was $10.55. The ratio of net investment income to average net assets as of that same date was 3.21%.

     Very truly yours,

     /s/ Thomas W. Leavell              /s/ Richard Mitchell

     Thomas W. Leavell                  Richard Mitchell
     President                          President
     T. Leavell & Associates, Inc.      The Government Street Funds

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET EQUITY FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index


[GRAPHIC OMITTED]

STANDARD & POOR'S 500 INDEX:   GOVERNMENT STREET EQUITY FUND:
----------------------------   ------------------------------

      DATE       BALANCE             DATE         BALANCE
     ----        -------             ----         -------
   03/31/95       10,000           03/31/95        10,000
   06/30/95       10,955           06/30/95        10,718
   09/30/95       11,825           09/30/95        11,367
   12/31/95       12,537           12/31/95        11,937
   03/31/96       13,210           03/31/96        12,596
   06/30/96       13,803           06/30/96        12,958
   09/30/96       14,230           09/30/96        13,629
   12/31/96       15,416           12/31/96        14,501
   03/31/97       15,829           03/31/97        14,731
   06/30/97       18,593           06/30/97        17,174
   09/30/97       19,985           09/30/97        18,229
   12/31/97       20,559           12/31/97        18,538
   03/31/98       23,427           03/31/98        20,521
   06/30/98       24,201           06/30/98        20,856
   09/30/98       21,793           09/30/98        18,969
   12/31/98       26,435           12/31/98        22,937
   03/31/99       27,752           03/31/99        23,561
   06/30/99       29,708           06/30/99        25,373
   09/30/99       27,853           09/30/99        23,708
   12/31/99       31,997           12/31/99        26,999
   03/31/00       32,731           03/31/00        28,257
   06/30/00       31,861           06/30/00        27,708
   09/30/00       31,553           09/30/00        27,604
   12/31/00       29,084           12/31/00        25,964
   03/31/01       25,636           03/31/01        22,433
   06/30/01       27,136           06/30/01        23,370
   09/30/01       23,153           09/30/01        20,308
   12/31/01       25,627           12/31/01        22,586
   03/31/02       25,697           03/31/02        22,743
   06/30/02       22,255           06/30/02        19,747
   09/30/02       18,410           09/30/02        16,607
   12/31/02       19,963           12/31/02        17,774
   03/31/03       19,334           03/31/03        17,178
   06/30/03       22,311           06/30/03        19,740
   09/30/03       22,901           09/30/03        20,348
   12/31/03       25,690           12/31/03        22,770
   03/31/04       26,125           03/31/04        23,378
   06/30/04       26,574           06/30/04        23,568
   09/30/04       26,078           09/30/04        22,748
   12/31/04       28,485           12/31/04        24,885
   03/31/05       27,873           03/31/05        24,143


   CONSUMER PRICE INDEX:
   ---------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/01       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                       (for periods ended March 31, 2005)

                                         1 YEAR      5 YEARS     10 YEARS

The Government Street Equity Fund         3.27%      (3.10%)       9.21%
Standard & Poor's 500 Index               6.69%      (3.16%)      10.79%
Consumer Price Index                      3.82%       2.63%        2.51%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund and the Standard & Poor's MidCap 400 Index

[GRAPHIC OMITTED]


 STANDARD & POOR'S MIDCAP 400 INDEX:     GOVERNMENT STREET MID-CAP FUND:
 -----------------------------------     -------------------------------

         DATE        BALANCE                   DATE        BALANCE
         ----        -------                   ----        -------
       11/17/03       10,000                 11/17/03       10,000
       12/31/03       10,435                 12/31/03       10,218
       03/31/04       10,963                 03/31/04       10,683
       06/30/04       11,069                 06/30/04       10,808
       09/30/04       10,837                 09/30/04       10,652
       12/31/04       12,155                 12/31/04       11,602
       03/31/05       12,106                 03/31/05       11,696



Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                                Total Return(a)
                                       (for periods ended March 31, 2005)
                                          1 YEAR       SINCE INCEPTION*
The Government Street Mid-Cap Fund         9.47%            12.11%
Standard & Poor's MidCap 400 Index        10.43%            14.97%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.

THE GOVERNMENT STREET BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE GOVERNMENT STREET BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and
                         the 90-Day Treasury Bill Index


[GRAPHIC OMITTED]


LEHMAN GOVERNMENT/CORPORATE
INTERMEDIATE BOND INDEX:          GOVERNMENT STREET BOND FUND:
---------------------------       ----------------------------

   DATE          BALANCE             DATE         BALANCE
   ----          -------             ----         -------
   03/31/95       10,000           03/31/95        10,000
   06/30/95       10,500           06/30/95        10,524
   09/30/95       10,673           09/30/95        10,675
   12/31/95       11,049           12/31/95        11,053
   03/31/96       10,957           03/31/96        10,943
   06/30/96       11,026           06/30/96        11,010
   09/30/96       11,222           09/30/96        11,201
   12/31/96       11,497           12/31/96        11,458
   03/31/97       11,484           03/31/97        11,447
   06/30/97       11,823           06/30/97        11,778
   09/30/97       12,142           09/30/97        12,103
   12/31/97       12,402           12/31/97        12,356
   03/31/98       12,596           03/31/98        12,547
   06/30/98       12,832           06/30/98        12,782
   09/30/98       13,409           09/30/98        13,264
   12/31/98       13,447           12/31/98        13,274
   03/31/99       13,422           03/31/99        13,222
   06/30/99       13,368           06/30/99        13,058
   09/30/99       13,491           09/30/99        13,146
   12/31/99       13,498           12/31/99        13,139
   03/31/00       13,700           03/31/00        13,310
   06/30/00       13,932           06/30/00        13,529
   09/30/00       14,333           09/30/00        13,947
   12/31/00       14,864           12/31/00        14,485
   03/31/01       15,369           03/31/01        14,941
   06/30/01       15,472           06/30/01        15,022
   09/30/01       16,185           09/30/01        15,667
   12/31/01       16,200           12/31/01        15,658
   03/31/02       16,162           03/31/02        15,670
   06/30/02       16,736           06/30/02        16,143
   09/30/02       17,494           09/30/02        16,727
   12/31/02       17,789           12/31/02        16,962
   03/31/03       18,056           03/31/03        17,137
   06/30/03       18,547           06/30/03        17,440
   09/30/03       18,544           09/30/03        17,415
   12/31/03       18,555           12/31/03        17,465
   03/31/04       19,013           03/31/04        17,709
   06/30/04       18,534           06/30/04        17,419
   09/30/04       19,034           09/30/04        17,705
   12/31/04       19,116           12/31/04        17,778
   03/31/05       18,948           03/31/05        17,715


 90-DAY TREASURY BILL INDEX:
 --------------------------

   DATE          BALANCE
   ----          -------
   03/31/95       10,000
   06/30/95       10,150
   09/30/95       10,295
   12/31/95       10,446
   03/31/96       10,575
   06/30/96       10,711
   09/30/96       10,859
   12/31/96       11,001
   03/31/97       11,141
   06/30/97       11,293
   09/30/97       11,444
   12/31/97       11,587
   03/31/98       11,738
   06/30/98       11,889
   09/30/98       12,058
   12/31/98       12,194
   03/31/99       12,322
   06/30/99       12,470
   09/30/99       12,628
   12/31/99       12,785
   03/31/00       12,963
   06/30/00       13,160
   09/30/00       13,358
   12/31/00       13,575
   03/31/01       13,780
   06/30/01       13,934
   09/30/01       14,085
   12/31/01       14,175
   03/31/02       14,236
   06/30/02       14,297
   09/30/02       14,358
   12/31/02       14,414
   03/31/03       14,458
   06/30/03       14,494
   09/30/03       14,529
   12/31/03       14,563
   03/31/04       14,597
   06/30/04       14,638
   09/30/04       14,695
   12/31/04       14,770
   03/31/05       14,864

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                                         Average Annual Total Returns(a)
                                       (for periods ended March 31, 2005)

                                        1 YEAR      5 YEARS     10 YEARS
The Government Street Bond Fund          0.04%       5.88%        5.89%
Lehman Government/Corporate
  Intermediate Bond Index               -0.34%       6.70%        6.60%
90-Day Treasury Bill Index               1.83%       2.77%        4.04%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ALABAMA TAX FREE BOND FUND
PERMORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

Comparison of the Change in Value of a $10,000 Investment in The The Alabama Tax
 Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermediate Municipal Fund Index


[GRAPHIC OMITTED]


LEHMAN 3-YEAR MUNICIPAL BOND INDEX:   ALABAMA TAX FREE BOND FUND:
-----------------------------------   ---------------------------

     DATE        BALANCE                  DATE         BALANCE
     ----        -------                 ------        -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,212                06/30/95        10,268
   09/30/95       10,430                09/30/95        10,487
   12/31/95       10,590                12/31/95        10,740
   03/31/96       10,649                03/31/96        10,702
   06/30/96       10,735                06/30/96        10,730
   09/30/96       10,877                09/30/96        10,910
   12/31/96       11,060                12/31/96        11,145
   03/31/97       11,105                03/31/97        11,110
   06/30/97       11,310                06/30/97        11,383
   09/30/97       11,504                09/30/97        11,614
   12/31/97       11,667                12/31/97        11,849
   03/31/98       11,787                03/31/98        11,937
   06/30/98       11,921                06/30/98        12,075
   09/30/98       12,157                09/30/98        12,387
   12/31/98       12,274                12/31/98        12,457
   03/31/99       12,411                03/31/99        12,502
   06/30/99       12,356                06/30/99        12,298
   09/30/99       12,480                09/30/99        12,334
   12/31/99       12,516                12/31/99        12,335
   03/31/00       12,642                03/31/00        12,545
   06/30/00       12,818                06/30/00        12,697
   09/30/00       13,024                09/30/00        12,937
   12/31/00       13,297                12/31/00        13,345
   03/31/01       13,645                03/31/01        13,638
   06/30/01       13,810                06/30/01        13,702
   09/30/01       14,137                09/30/01        14,013
   12/31/01       14,171                12/31/01        13,927
   03/31/02       14,244                03/31/02        13,993
   06/30/02       14,662                06/30/02        14,467
   09/30/02       14,988                09/30/02        15,029
   12/31/02       15,125                12/31/02        15,100
   03/31/03       15,252                03/31/03        15,206
   06/30/03       15,386                06/30/03        15,503
   09/30/03       15,555                09/30/03        15,532
   12/31/03       15,529                12/31/03        15,588
   03/31/04       15,673                03/31/04        15,723
   06/30/04       15,525                06/30/04        15,443
   09/30/04       15,820                09/30/04        15,787
   12/31/04       15,850                12/31/04        15,841
   03/31/05       15,729                03/31/05        15,713


 LEHMAN 7-YEAR G.O.MUNICIPAL BOND INDEX:      LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
 ---------------------------------------      -----------------------------------------

     DATE        BALANCE                                  DATE      BALANCE
     ----        -------                                 ------     -------
   03/31/95       10,000                                03/31/95     10,000
   06/30/95       10,269                                06/30/95     10,225
   09/30/95       10,606                                09/30/95     10,470
   12/31/95       10,867                                12/31/95     10,751
   03/31/96       10,844                                03/31/96     10,692
   06/30/96       10,876                                06/30/96     10,740
   09/30/96       11,080                                09/30/96     10,937
   12/31/96       11,365                                12/31/96     11,178
   03/31/97       11,348                                03/31/97     11,175
   06/30/97       11,664                                06/30/97     11,471
   09/30/97       11,975                                09/30/97     11,752
   12/31/97       12,237                                12/31/97     12,005
   03/31/98       12,378                                03/31/98     12,120
   06/30/98       12,517                                06/30/98     12,268
   09/30/98       12,935                                09/30/98     12,608
   12/31/98       13,016                                12/31/98     12,680
   03/31/99       13,119                                03/31/99     12,751
   06/30/99       12,904                                06/30/99     12,537
   09/30/99       13,007                                09/30/99     12,545
   12/31/99       12,995                                12/31/99     12,506
   03/31/00       13,192                                03/31/00     12,726
   06/30/00       13,411                                06/30/00     12,880
   09/30/00       13,712                                09/30/00     13,149
   12/31/00       14,174                                12/31/00     13,590
   03/31/01       14,539                                03/31/01     13,897
   06/30/01       14,645                                06/30/01     14,000
   09/30/01       15,047                                09/30/01     14,363
   12/31/01       14,908                                12/31/01     14,242
   03/31/02       15,049                                03/31/02     14,345
   06/30/02       15,690                                06/30/02     14,852
   09/30/02       16,374                                09/30/02     15,427
   12/31/02       16,396                                12/31/02     15,431
   03/31/03       16,619                                03/31/03     15,583
   06/30/03       17,061                                06/30/03     15,926
   09/30/03       17,163                                09/30/03     15,958
   12/31/03       17,312                                12/31/03     16,103
   03/31/04       17,574                                03/31/04     16,290
   06/30/04       17,161                                06/30/04     15,969
   09/30/04       17,739                                09/30/04     16,446
   12/31/04       17,886                                12/31/04     16,562
   03/31/05       17,706                                03/31/05     16,440

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2005)

                                           1 YEAR      5 YEARS     10 YEARS
The Alabama Tax Free Bond Fund             -0.06%       4.61%        4.62%
Lehman 7-Year G.O. Municipal Bond Index     0.75%       6.06%        5.88%
Lehman 3-Year Municipal Bond Index          0.36%       4.47%        4.63%
Lipper Intermediate Municipal Fund Index    0.92%       5.25%        5.10%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX


[GRAPHIC OMITTED]
                                   (% of Portfolio)

                          The Government Street   S&P 500
                               Equity Fund          Index
                          --------------------------------
Consumer Discretionary            10.5%             11.5%
Consumer Staples                  10.8%             10.3%
Energy                             8.0%              8.8%
Financials                        16.3%             19.8%
Health Care                       14.4%             13.0%
Industrials                       12.6%             11.9%
Information Technology            13.7%             15.1%
Materials                          5.0%              3.3%
Telecommunication Services         2.3%              3.1%
Utilities                          2.8%              3.2%
REIT's                             2.2%              0.0%
Exchange-Traded Funds              0.6%              0.0%
Cash Equivalents                   0.8%              0.0%



TOP TEN HOLDINGS

     SECURITY DESCRIPTION                      % OF NET ASSETS
     -----------------------------------------------------------
     UnitedHealth Group, Inc.                        2.7%
     General Electric Company                        2.6%
     Bank of America Corporation                     2.4%
     ConocoPhillips                                  1.8%
     Home Depot, Inc.                                1.8%
     Cardinal Health, Inc.                           1.7%
     Procter & Gamble Company (The)                  1.7%
     Exxon Mobil Corporation                         1.6%
     U.S. Bancorp                                    1.6%
     Altria Group, Inc.                              1.6%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX


[GRAPHIC OMITTED]
                                    (% of Portfolio)

                          The Government Street  S&P MidCap
                              Mid-Cap Fund       400 Index
                           --------------------------------
Consumer Discretionary            13.7%             18.9%
Consumer Staples                   5.3%              4.7%
Energy                            11.7%              7.4%
Financials                        14.4%             17.2%
Health Care                       11.7%             12.1%
Industrials                       11.9%             12.9%
Information Technology            11.7%             13.7%
Materials                          4.2%              5.2%
Telecommunication Services         1.0%              0.5%
Utilities                          2.9%              7.4%
REIT's                             1.1%              0.0%
Cash Equivalents                  10.4%              0.0%



     SECURITY DESCRIPTION                    % OF NET ASSETS
     -----------------------------------------------------------
     Valero Energy Corporation                       2.5%
     Overseas Shipholding Group, Inc.                1.5%
     Covance, Inc.                                   1.4%
     Murphy Oil Corporation                          1.3%
     Coventry Health Care, Inc.                      1.2%
     Equitable Resources, Inc.                       1.1%
     XTO Energy, Inc.                                1.1%
     Berkley (W.R.) Corporation                      1.0%
     Gilead Sciences, Inc.                           1.0%
     Community Health Systems, Inc.                  0.9%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN GOVERNMENT/
CORPORATE INTERMEDIATE BOND INDEX


[GRAPHIC OMITTED]
                                              (% of Portfolio)

                              The Government Street  Lehman Government/Corporate
                                   Bond Fund         Intermediate Bond Index
                               -----------------------------------------------
U.S. Treasury Obligations              6.2%                  39.6%
U.S. Agency Obligations               22.1%                  21.3%
Coporate Bonds                        43.1%                  39.1%
Mortgage-Backed Securities            22.1%                   0.0%
Municipal Oligations - Taxable         1.9%                   0.0%
Cash Equivalents                       4.6%                   0.0%




                            DISTRIBUTION BY MATURITY
                -----------------------------------------------
                    Maturity                  % Holdings
                    --------                  ----------
                    Under 1 year                 16.7%
                    1-3 Years                    26.7%
                    3-5 Years                    37.0%
                    5-7 Years                    19.0%
                    7-10 Years                    0.6%


                             DISTRIBUTION BY RATING
                -----------------------------------------------
                    Rating                    % Holdings
                    ------                    ----------
                    AAA                          59.1%
                    AA                            8.8%
                    A                            24.2%
                    BBB                           6.1%
                    BB+                           1.8%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION

[GRAPHIC OMITTED]


Revenue Bonds                     40.2%
General Obligation Bonds          49.0%
Pre-Refunded & Escrowed Bonds      6.7%
Cash Equivalents                   4.1%


                             DISTRIBUTION BY RATING
               -------------------------------------------------
                    RATING                    % HOLDINGS
                    ------                    ----------
                    AAA                          67.3%
                    AA                           31.3%
                    A                             1.4%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================================================
                                                 GOVERNMENT        GOVERNMENT     GOVERNMENT          ALABAMA
                                                   STREET            STREET         STREET           TAX FREE
                                                   EQUITY           MID-CAP          BOND              BOND
                                                    FUND             FUND            FUND              FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost .....................   $  93,850,847    $  29,316,682    $  61,149,337    $  33,345,366
                                              =============    =============    =============    =============

  At value (Note 1) .......................   $ 132,992,630    $  32,141,753    $  61,382,195    $  34,167,801
Dividends and interest receivable .........         155,062           19,014          650,640          399,869
Receivable for investment securities sold .         218,615             --               --               --
Receivable for capital shares sold ........           2,535           10,575           25,000             --
Other assets ..............................          11,013            8,975            9,142            6,718
                                              -------------    -------------    -------------    -------------
  TOTAL ASSETS ............................     133,379,855       32,180,317       62,066,977       34,574,388
                                              -------------    -------------    -------------    -------------

LIABILITIES
Distributions payable .....................           5,029             --              9,593           23,833
Payable for investment securities purchased         361,596          127,904        2,038,190             --
Payable for capital shares redeemed .......           9,202             --             67,121            6,657
Accrued investment advisory fees (Note 3) .          65,724           17,148           25,510            8,991
Accrued administration fees (Note 3) ......          13,000            4,700            3,800            4,200
Other accrued expenses ....................           3,765            5,150            4,075            6,000
                                              -------------    -------------    -------------    -------------
  TOTAL LIABILITIES .......................         458,316          154,902        2,148,289           49,681
                                              -------------    -------------    -------------    -------------

NET ASSETS ................................   $ 132,921,539    $  32,025,415    $  59,918,688    $  34,524,707
                                              =============    =============    =============    =============

Net assets consist of:
Paid-in capital ...........................   $  94,705,069    $  29,206,592    $  61,904,985    $  33,790,456
Undistributed (overdistributed) net
  investment income .......................          12,286           11,054         (760,726)           8,652
Accumulated net realized losses
  from security transactions ..............        (937,599)         (17,302)      (1,458,429)         (96,836)
Net unrealized appreciation
  on investments ..........................      39,141,783        2,825,071          232,858          822,435
                                              -------------    -------------    -------------    -------------

Net assets ................................   $ 132,921,539    $  32,025,415    $  59,918,688    $  34,524,707
                                              =============    =============    =============    =============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
  no par value) ...........................       2,821,746        2,833,608        2,953,102        3,272,990
                                              =============    =============    =============    =============

Net asset value, offering price and
  redemption price per share (Note 1) .....   $       47.11    $       11.30    $       20.29    $       10.55
                                              =============    =============    =============    =============


See accompanying notes to financial statements.



                                                                              13

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================================================
                                                 GOVERNMENT        GOVERNMENT     GOVERNMENT          ALABAMA
                                                   STREET            STREET         STREET           TAX FREE
                                                   EQUITY           MID-CAP          BOND              BOND
                                                    FUND             FUND            FUND              FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ................................   $      20,566    $      35,361    $   2,550,141    $   1,369,796
  Dividends ...............................       2,371,744          263,207               90            4,737
                                              -------------    -------------    -------------    -------------
    TOTAL INVESTMENT INCOME ...............       2,392,310          298,568        2,550,231        1,374,533
                                              -------------    -------------    -------------    -------------

EXPENSES
  Investment advisory fees (Note 3) .......         733,816          181,222          306,662          124,438
  Administration fees (Note 3) ............         148,780           48,700           46,004           50,811
  Professional fees .......................          17,357           12,343           16,357           14,357
  Trustees' fees and expenses .............          10,561           10,561           10,561           10,561
  Custodian fees ..........................          14,954            9,878           11,692            5,432
  Pricing costs ...........................           4,347            5,207           11,104           16,659
  Postage and supplies ....................          10,384            4,600            6,555            5,802
  Registration fees .......................           8,972            5,716            4,150            4,133
  Account maintenance fees ................           7,505            9,325            3,710            1,835
  Insurance expense .......................           8,388            1,653            4,531            3,041
  Printing of shareholder reports .........           7,357            3,608            3,121            2,642
  Compliance fees (Note 3) ................           6,510            1,155            3,180            1,905
  Other expenses ..........................           9,063            3,875            6,050            5,827
                                              -------------    -------------    -------------    -------------
    TOTAL EXPENSES ........................         987,994          297,843          433,677          247,443
  Fees waived by the Adviser (Note 3) .....            --            (32,051)            --            (16,343)
                                              -------------    -------------    -------------    -------------
    NET EXPENSES ..........................         987,994          265,792          433,677          231,100
                                              -------------    -------------    -------------    -------------

NET INVESTMENT INCOME .....................       1,404,316           32,776        2,116,554        1,143,433
                                              -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions .................       1,889,478          (17,302)         146,098           22,933
  Net change in unrealized appreciation/
    depreciation on investments ...........         819,447        2,415,666       (2,269,571)      (1,181,568)
                                              -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS ...........       2,708,925        2,398,364       (2,123,473)      (1,158,635)
                                              -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS ..............   $   4,113,241    $   2,431,140    $      (6,919)   $     (15,202)
                                              =============    =============    =============    =============

See accompanying notes to financial statements.

14

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                     GOVERNMENT STREET                  GOVERNMENT STREET
                                                        EQUITY FUND                        MID-CAP FUND
                                              ------------------------------------------------------------------
                                                    YEAR             YEAR            YEAR            PERIOD
                                                   ENDED            ENDED            ENDED            ENDED
                                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                    2005             2004             2005           2004 (a)
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $   1,404,316    $     876,575    $      32,776    $       6,194
  Net realized gains (losses) from
    security transactions .................       1,889,478          137,945          (17,302)         626,308
  Net change in unrealized appreciation/
    depreciation on investments ...........         819,447       32,066,879        2,415,666          409,405
                                              -------------    -------------    -------------    -------------
Net increase
  in net assets from operations ...........       4,113,241       33,081,399        2,431,140        1,041,907
                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..............      (1,392,242)        (880,061)         (21,722)          (6,194)
  From realized capital gains
    on security transactions ..............            --               --                (72)        (626,236)
                                              -------------    -------------    -------------    -------------
Net decrease in net assets from
  distributions to shareholders ...........      (1,392,242)        (880,061)         (21,794)        (632,430)
                                              -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............       9,712,122       18,216,784       11,727,145       18,409,380
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................       1,361,236          860,742           21,474          625,460
  Payments for shares redeemed ............     (10,591,440)      (9,397,421)      (1,359,538)        (217,329)
                                              -------------    -------------    -------------    -------------
Net increase in net assets from
  capital share transactions ..............         481,918        9,680,105       10,389,081       18,817,511
                                              -------------    -------------    -------------    -------------

TOTAL INCREASE IN NET ASSETS ..............       3,202,917       41,881,443       12,798,427       19,226,988

NET ASSETS
  Beginning of period .....................     129,718,622       87,837,179       19,226,988             --
                                              -------------    -------------    -------------    -------------
  End of period ...........................   $ 132,921,539    $ 129,718,622    $  32,025,415    $  19,226,988
                                              =============    =============    =============    =============

UNDISTRIBUTED NET INVESTMENT
  INCOME ..................................   $      12,286    $         212    $      11,054    $        --
                                              =============    =============    =============    =============

CAPITAL SHARE ACTIVITY
  Sold ....................................         207,826          441,342        1,101,273        1,821,519
  Reinvested ..............................          28,955           20,271            1,915           60,561
  Redeemed ................................        (228,716)        (221,317)        (130,709)         (20,951)
                                              -------------    -------------    -------------    -------------
  Net increase in shares outstanding ......           8,065          240,296          972,479        1,861,129
  Shares outstanding, beginning of period .       2,813,681        2,573,385        1,861,129             --
                                              -------------    -------------    -------------    -------------
  Shares outstanding, end of period .......       2,821,746        2,813,681        2,833,608        1,861,129
                                              =============    =============    =============    =============


(a)  Represents  the period from the  commencement  of operations  (November 17, 2003) through  March  31, 2004.

See accompanying notes to financial statements.

                                                                              15

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                     GOVERNMENT STREET                  ALABAMA TAX FREE
                                                         BOND FUND                           BOND FUND
                                              ------------------------------------------------------------------
                                                    YEAR             YEAR            YEAR             YEAR
                                                   ENDED            ENDED            ENDED            ENDED
                                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                    2005             2004             2005            2004
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $   2,116,554    $   2,238,741    $   1,143,433    $   1,177,228
  Net realized gains from security
    transactions ..........................         146,098          246,673           22,933           35,552
  Net change in unrealized appreciation/
    depreciation on investments ...........      (2,269,571)        (504,701)      (1,181,568)         (49,125)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  from operations .........................          (6,919)       1,980,713          (15,202)       1,163,655
                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income .....................      (2,826,223)      (2,903,909)      (1,140,113)      (1,173,843)
                                              -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............       6,392,132       10,595,033        2,124,741        7,006,726
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................       2,700,878        2,739,667          845,985          869,547
  Payments for shares redeemed ............     (10,346,120)      (7,071,137)      (5,992,957)      (3,892,384)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
  capital share transactions ..............      (1,253,110)       6,263,563       (3,022,231)       3,983,889
                                              -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........................      (4,086,252)       5,340,367       (4,177,546)       3,973,701

NET ASSETS
  Beginning of year .......................      64,004,940       58,664,573       38,702,253       34,728,552
                                              -------------    -------------    -------------    -------------
  End of year .............................   $  59,918,688    $  64,004,940    $  34,524,707    $  38,702,253
                                              =============    =============    =============    =============

UNDISTRIBUTED (IN EXCESS OF)
  NET INVESTMENT INCOME ...................   $    (760,726)   $    (502,180)   $       8,652    $      11,983
                                              =============    =============    =============    =============

CAPITAL SHARE ACTIVITY
  Sold ....................................         309,184          495,424          198,966          641,837
  Reinvested ..............................         130,907          128,622           79,164           79,823
  Redeemed ................................        (500,688)        (332,138)        (556,252)        (358,193)
                                              -------------    -------------    -------------    -------------
  Net increase (decrease) in shares
    outstanding ...........................         (60,597)         291,908         (278,122)         363,467
  Shares outstanding, beginning of year ...       3,013,699        2,721,791        3,551,112        3,187,645
                                              -------------    -------------    -------------    -------------
  Shares outstanding, end of year .........       2,953,102        3,013,699        3,272,990        3,551,112
                                              =============    =============    =============    =============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                               2005             2004            2003           2002            2001
                                            ---------------------------------------------------------------------------
Net asset value at beginning of year ....   $    46.10      $    34.13      $    45.55     $    45.14      $    57.07
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.50            0.32            0.28           0.21            0.19
  Net realized and unrealized
    gains (losses) on investments .......         1.01           11.97          (11.42)          0.41          (11.93)
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........         1.51           12.29          (11.14)          0.62          (11.74)
                                            ----------      ----------      ----------     ----------      ----------

Less distributions:
  Dividends from net
    investment income ...................        (0.50)          (0.32)          (0.28)         (0.21)          (0.19)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    47.11      $    46.10      $    34.13     $    45.55      $    45.14
                                            ==========      ==========      ==========     ==========      ==========

Total return (a) ........................         3.27%          36.09%         (24.47%)         1.38%         (20.61%)
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $  132,922      $  129,719      $   87,837     $  105,701      $   95,511
                                            ==========      ==========      ==========     ==========      ==========

Ratio of expenses to average net assets .         0.76%           0.79%           0.81%          0.80%           0.80%

Ratio of net investment income
  to average net assets .................         1.08%           0.77%           0.76%          0.47%           0.36%

Portfolio turnover rate .................           13%             15%             12%            17%             11%

(a)  Total  return is a measure of the change in value of an  investment  in the Fund over  the  period covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
======================================================================================
     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
======================================================================================
                                                         YEAR              PERIOD
                                                         ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2005              2004(a)
--------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $    10.33       $    10.00
                                                       ----------       ----------

Income from investment operations:
  Net investment income ............................         0.01             0.01
  Net realized and unrealized gains on investments .         0.97             0.68
                                                       ----------       ----------
Total from investment operations ...................         0.98             0.69
                                                       ----------       ----------

Less distributions:
  Dividends from net investment income .............        (0.01)           (0.01)
  Distributions from net realized gains ............        (0.00)(b)        (0.35)
                                                       ----------       ----------
Total distributions ................................        (0.01)           (0.36)
                                                       ----------       ----------

Net asset value at end of period ...................   $    11.30       $    10.33
                                                       ==========       ==========

Total return (c) ...................................         9.47%           6.83%(d)
                                                       ==========       ==========

Net assets at end of period (000's) ................   $   32,025       $   19,227
                                                       ==========       ==========


Ratio of net expenses to average net assets (e) ....         1.10%           1.09%(f)

Ratio of net investment income to average net assets         0.14%           0.11%(f)

Portfolio turnover rate ............................            6%            177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.23% and 1.71%(c) for the periods ended March 31, 2005 and March 31, 2004, respectively (Note
     3).

(f)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                               2005             2004            2003           2002(a)         2001
                                            ---------------------------------------------------------------------------

Net asset value at beginning of year ....   $    21.24      $    21.55      $    20.75     $    20.90      $    19.79
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.71            0.81            0.99           1.07            1.23
  Net realized and unrealized
    gains (losses) on investments .......        (0.71)          (0.11)           0.92          (0.06)           1.11
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........         0.00            0.70            1.91           1.01            2.34
                                            ----------      ----------      ----------     ----------      ----------

Dividends from and/or in excess of
  net investment income .................        (0.95)          (1.01)          (1.11)         (1.16)          (1.23)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    20.29      $    21.24      $    21.55     $    20.75      $    20.90
                                            ==========      ==========      ==========     ==========      ==========

Total return (b) ........................         0.04%           3.34%           9.36%          4.88%          12.25%
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $   59,919      $   64,005      $   58,665     $   53,688      $   49,180
                                            ==========      ==========      ==========     ==========      ==========

Ratio of expenses to average net assets .         0.71%           0.70%           0.71%          0.70%           0.69%

Ratio of net investment income
  to average net assets .................         3.44%           3.65%           4.62%          5.06%           6.12%

Portfolio turnover rate .................           28%             33%             39%            18%              9%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide for Investment Companies and began amortizing premiums on debt securities and  recording  paydown gains and losses as  adjustments to interest income. Had the Fund not adopted these new provisions,  the net investment  income per share would have been $1.16 and the ratio of net  investment  income to average net assets  would have been 5.50%.
     Per share  data  and  ratios for  periods  prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Total  return  is a measure of the change in value of an  investment  in the  Fund over the period covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                               2005             2004            2003           2002(a)         2001
                                            ---------------------------------------------------------------------------

Net asset value at beginning of year ....   $    10.90      $    10.89      $    10.40     $    10.55      $    10.13
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.35            0.35            0.40           0.42            0.44
  Net realized and unrealized
    gains (losses) on investments .......        (0.36)           0.01            0.49          (0.15)           0.42
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........        (0.01)           0.36            0.89           0.27            0.86
                                            ----------      ----------      ----------     ----------      ----------

Dividends from net investment income ....        (0.34)          (0.35)          (0.40)         (0.42)          (0.44)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    10.55      $    10.90      $    10.89     $    10.40      $    10.55
                                            ==========      ==========      ==========     ==========      ==========

Total return (b) ........................    ( 0.06% )            3.40%           8.67%          2.61%           8.71%
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $   34,525      $   38,702      $   34,729     $   31,603      $   28,091
                                            ==========      ==========      ==========     ==========      ==========

Ratio of net expenses to
  average net assets (c) ................         0.65%           0.65%           0.65%          0.65%           0.65%

Ratio of net investment income
  to average net assets .................         3.21%           3.26%           3.74%          4.02%           4.29%

Portfolio turnover rate .................            4%             10%              9%            10%              6%

(a)      As required, effective  April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for  Investment  Companies and began accreting  market discount on debt  securities.  Had the Fund not adopted this new  provision, the ratio of net  investment  income to average  net assets  would have been  4.00%.  Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)      Total  return is a measure of the change in value of an investment  in the Fund over the period covered, which assumes any  dividends or  capital gains distributions are reinvested  in shares of the  Fund. Returns do  not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)      Absent investment advisory fees voluntarily waived  by  the  Adviser, the ratios  of  expenses to average  net assets would have been 0.69%,  0.68%, 0.69%,  0.71%  and 0.71% for the years ended March 31, 2005, 2004, 2003,
         2002 and 2001, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
   SHARES   COMMON STOCKS -- 96.4%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 10.5%
    10,000  Best Buy Company, Inc. ...............................  $  540,100
    20,000  Comcast Corporation - Class A (a) ....................     675,600
    15,000  Gap, Inc. (The) ......................................     327,600
    30,000  Hasbro, Inc. .........................................     613,500
    61,500  Home Depot, Inc. .....................................   2,351,760
    21,000  International Game Technology ........................     559,860
    32,000  Johnson Controls, Inc. ...............................   1,784,320
     5,500  NIKE, Inc. - Class B .................................     458,205
     5,500  Omnicom Group, Inc. ..................................     486,860
    20,000  Staples, Inc. ........................................     628,600
    11,000  Starbucks Corporation (a) ............................     568,260
    20,000  Target Corporation ...................................   1,000,400
    10,000  Time Warner, Inc. (a) ................................     175,500
    12,000  Tribune Company ......................................     478,440
    33,000  Viacom, Inc. - Class A ...............................   1,156,320
    40,000  Walt Disney Company (The) ............................   1,149,200
    20,000  Yum! Brands, Inc. ....................................   1,036,200
                                                                    ----------
                                                                    13,990,725
                                                                    ----------
            CONSUMER STAPLES -- 10.8%
    33,000  Altria Group, Inc. ...................................   2,157,870
    21,000  Anheuser-Busch Companies, Inc. .......................     995,190
    40,000  Avon Products, Inc. ..................................   1,717,600
    14,000  Clorox Company (The) .................................     881,860
     4,260  J.M. Smucker Company (The) ...........................     214,278
    20,000  PepsiCo, Inc. ........................................   1,060,600
    42,000  Procter & Gamble Company (The) .......................   2,226,000
    30,000  SYSCO Corporation ....................................   1,074,000
    24,000  Unilever N.V. - ADR ..................................   1,642,080
    25,000  Walgreen Company .....................................   1,110,500
    24,000  Wal-Mart Stores, Inc. ................................   1,202,640
                                                                    ----------
                                                                    14,282,618
                                                                    ----------
            ENERGY -- 8.0%
    23,314  Apache Corporation ...................................   1,427,516
    25,000  Baker Hughes, Inc. ...................................   1,112,250
    33,082  BP PLC - ADR .........................................   2,064,317
    26,000  ChevronTexaco Corporation ............................   1,516,060
    22,000  ConocoPhillips .......................................   2,372,480
    36,300  Exxon Mobil Corporation ..............................   2,163,480
                                                                    ----------
                                                                    10,656,103
                                                                    ----------
            FINANCIALS -- 16.3%
    45,080  Aegon N.V. - ARS .....................................     606,777
    45,000  AFLAC, Inc. ..........................................   1,676,700
    32,000  American Express Company .............................   1,643,840
    38,000  American International Group, Inc. ...................   2,105,580
    72,870  Bank of America Corporation ..........................   3,213,567
    35,000  BB&T Corporation .....................................   1,367,800
    40,000  Charles Schwab Corporation ...........................     420,400
    46,000  Citigroup, Inc. ......................................   2,067,240

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 96.4% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            FINANCIALS -- 16.3% (CONTINUED)
    15,000  Fifth Third Bancorp ..................................  $  644,700
     6,500  Hartford Financial Services Group, Inc. (The) ........     445,640
    40,000  MBNA Corporation .....................................     982,000
    14,000  Progressive Corporation ..............................   1,284,640
    30,000  SLM Corporation ......................................   1,495,200
    55,000  Synovus Financial Corporation ........................   1,532,300
    75,000  U.S. Bancorp .........................................   2,161,500
                                                                    ----------
                                                                    21,647,884
                                                                    ----------
            HEALTHCARE -- 14.4%
    16,000  Amgen, Inc. (a) ......................................     931,360
    34,000  Becton, Dickinson & Company ..........................   1,986,280
    31,750  Biomet, Inc. .........................................   1,152,525
    41,000  Cardinal Health, Inc. ................................   2,287,800
    44,000  Elan Corporation (a) .................................     142,560
    17,000  Eli Lilly & Company ..................................     885,700
    21,000  Forest Lab, Inc. (a) .................................     775,950
    20,000  Johnson & Johnson ....................................   1,343,200
    21,000  Medtronic, Inc. ......................................   1,069,950
    24,900  Merck & Company ......................................     806,013
    64,000  Pfizer, Inc. .........................................   1,681,280
    37,000  UnitedHealth Group, Inc. .............................   3,529,060
    14,000  WellPoint, Inc. (a) ..................................   1,754,900
    10,000  Zimmer Holdings, Inc. (a) ............................     778,100
                                                                    ----------
                                                                    19,124,678
                                                                    ----------
            INDUSTRIALS -- 12.6%
     5,000  3M Company ...........................................     428,450
    24,200  Automatic Data Processing, Inc. ......................   1,087,790
    13,000  Caterpillar, Inc. ....................................   1,188,720
    23,000  Cendant Corporation ..................................     472,420
     5,000  Deere & Company ......................................     335,650
    12,500  Emerson Electric Company .............................     811,625
    15,000  Fedex Corporation ....................................   1,409,250
    14,000  First Data Corporation ...............................     550,340
    13,000  General Dynamics Corporation .........................   1,391,650
    96,000  General Electric Company .............................   3,461,760
     6,500  Illinois Tool Works, Inc. ............................     581,945
     8,000  Ingersoll-Rand Company - Class A .....................     637,200
    10,000  Masco Corporation ....................................     346,700
    10,000  Norfolk Southern Corporation .........................     370,500
     1,150  PHH Corporation (a) ..................................      25,151
    32,000  Quanta Services, Inc. (a) ............................     244,160
     9,000  Ryder System, Inc. ...................................     375,300
    53,786  Tyco International, Ltd. .............................   1,817,967
     8,000  United Technologies Corporation ......................     813,280
    15,000  Waste Management, Inc. ...............................     432,750
                                                                    ----------
                                                                    16,782,608
                                                                    ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 96.4% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 13.7%
    47,000  ADC Telecommunications, Inc. (a) .....................  $   93,530
    27,000  Adobe Systems, Inc. ..................................   1,813,590
    18,979  Agilent Technologies, Inc. (a) .......................     421,334
    44,000  Applied Materials, Inc. ..............................     715,000
    22,000  Broadcom Corporation - Class A (a) ...................     658,240
    18,000  Celestica, Inc. (a) ..................................     243,180
    67,000  Cisco Systems, Inc. (a) ..............................   1,198,630
       132  Computer Associates International, Inc. ..............       3,577
    27,500  Computer Sciences Corporation (a) ....................   1,260,875
    30,000  Corning, Inc. (a) ....................................     333,900
    20,000  Dell Computer Corporation (a) ........................     768,400
     5,000  Electronic Arts, Inc. (a) ............................     258,900
     8,000  EMC Corporation (a) ..................................      98,560
    16,000  Harmonic, Inc. (a) ...................................     152,960
    30,000  Hewlett-Packard Company ..............................     658,200
    65,100  Intel Corporation ....................................   1,512,273
    11,500  International Business Machines Corporation ..........   1,050,870
    25,000  Kemet Corporation (a) ................................     193,750
     8,000  Kla-Tencor Corporation ...............................     368,080
    29,000  Macromedia, Inc. (a) .................................     971,500
    42,000  Microsoft Corporation ................................   1,015,140
    20,000  Network Appliance, Inc. (a) ..........................     553,200
    30,000  Scientific-Atlanta, Inc. .............................     846,600
    33,000  Texas Instruments, Inc. ..............................     841,170
    21,000  Veritas Software Corporation (a) .....................     487,620
    21,000  Waters Corporation (a) ...............................     751,590
    31,000  Xilinx, Inc. .........................................     906,130
                                                                    ----------
                                                                    18,176,799
                                                                    ----------
            MATERIALS -- 5.0%
    24,000  Alcoa, Inc. ..........................................     729,360
    14,000  Ball Corporation .....................................     580,720
    16,000  du Pont (E.I.) de NeMours & Company ..................     819,840
    20,000  Florida Rock Industries, Inc. ........................   1,176,400
    10,000  Inco Limited (a) .....................................     398,000
    16,955  International Paper Company ..........................     623,774
    10,000  Newmont Mining Corporation ...........................     422,500
     5,000  Nucor Corporation ....................................     287,800
     7,000  POSCO - ADR ..........................................     345,520
     7,000  Praxair, Inc. ........................................     335,020
    20,000  Valspar Corporation ..................................     930,800
                                                                    ----------
                                                                     6,649,734
                                                                    ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 96.4% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 2.3%
    15,000  Bellsouth Corporation ................................  $  394,350
    23,000  Nokia Oyj - ADR ......................................     354,890
    63,000  SBC Communications, Inc. .............................   1,492,470
    35,000  Sprint Corporation ...................................     796,250
                                                                    ----------
                                                                     3,037,960
                                                                    ----------
            UTILITIES -- 2.8%
    75,980  Duke Energy Corporation ..............................   2,128,200
    49,000  Southern Company (The) ...............................   1,559,670
                                                                    ----------
                                                                     3,687,870
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $89,639,422) ...............$128,036,979
                                                                  ------------

================================================================================
   SHARES   REAL ESTATE INVESTMENT TRUSTS -- 2.2%                      VALUE
--------------------------------------------------------------------------------
    27,200  Colonial Properties Trust ............................  $1,044,752
    40,000  Plum Creek Timber Company, Inc. ......................   1,428,000
    10,000  Rayonier, Inc. .......................................     495,300
                                                                    ----------
            TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,205,403).  $2,968,052
                                                                    ----------

================================================================================
   SHARES   EXCHANGE-TRADED FUNDS -- 0.6%                              VALUE
--------------------------------------------------------------------------------
     7,000  S&P MidCap 400 Depositary Receipts
             (Cost $860,943)......................................  $  842,520
                                                                    ----------

================================================================================
 PAR VALUE  COMMERCIAL PAPER -- 0.9%                                   VALUE
--------------------------------------------------------------------------------
$1,144,000  U.S. Bank N.A., discount, 04/01/2005 (Cost $1,144,000)  $1,144,000
                                                                    ----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
     1,079  First American Treasury Obligation Fund - Class A
              (Cost $1,079) ......................................  $    1,079
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE -- 100.1% (Cost
              $93,850,847)........................................$132,992,630

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).......     (71,091)
                                                                    ----------

            NET ASSETS -- 100.0% .................................$132,921,539
                                                                  ============


(a)  Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Share

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
   SHARES   COMMON STOCKS -- 88.5%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 13.7%
     2,000  Abercrombie & Fitch Company - Class A ................  $  114,480
     5,000  AGL Resources, Inc. ..................................     174,650
     5,100  ArvinMeritor, Inc. ...................................      78,897
     6,000  Barnes & Noble, Inc. (a) .............................     206,940
     5,100  Belo Corporation - Class A ...........................     123,114
     5,700  BJ's Wholesale Club, Inc. (a) ........................     177,042
     2,600  BorgWarner, Inc. .....................................     126,568
     2,500  Callaway Golf Company ................................      32,000
     2,700  Career Education Corporation (a) .....................      92,502
     3,200  CBRL Group, Inc. .....................................     132,160
     5,000  Chicos FAS, Inc. (a) .................................     141,300
     5,500  Claire's Stores, Inc. ................................     126,720
     4,300  Coach, Inc. (a) ......................................     243,509
     3,000  Darden Restaurants, Inc. .............................      92,040
     4,000  Education Management Corporation (a) .................     111,800
     5,100  Entercom Communications Corporation (a) ..............     181,152
     2,500  Fastenal Company .....................................     138,275
     2,336  GameStop Corporation (a) .............................      52,093
     4,400  Herman Miller, Inc. ..................................     132,528
     1,500  International Speedway Corporation - Class A .........      81,375
     1,300  Lear Corporation .....................................      57,668
     1,400  Lee Enterprises, Inc. ................................      60,760
     4,000  Limited Brands, Inc. .................................      97,200
     3,300  Mandalay Resort Group ................................     232,617
     2,500  Modine Manufacturing Company .........................      73,325
     3,100  Mohawk Industries, Inc. (a) ..........................     261,330
     2,000  Neiman Marcus Group, Inc - Class A ...................     183,020
     2,000  O'Reilly Automotive, Inc. (a) ........................      99,060
     3,500  Pacific Sunwear of California, Inc. (a) ..............      97,930
     4,200  Ruby Tuesday, Inc. ...................................     102,018
     6,000  Saks, Inc. (a) .......................................     108,300
     2,500  Thor Industries, Inc. ................................      74,775
     4,500  Urban Outfitters, Inc. (a) ...........................     215,865
     4,700  Williams-Sonoma, Inc. (a) ............................     172,725
                                                                    ----------
                                                                     4,395,738
                                                                    ----------
            CONSUMER STAPLES -- 5.3%
     5,100  Church & Dwight Company, Inc. ........................     180,897
     3,900  Constellation Brands, Inc. (a) .......................     206,193
     6,000  Dean Foods Company (a) ...............................     205,800
     7,000  Hormel Foods Corporation .............................     217,770
     2,700  J.M. Smucker Company .................................     135,810
     6,400  PepsiAmericas, Inc. ..................................     145,024
     3,000  Timberland Company (The) (a) .........................     212,790
    11,900  Tyson Foods, Inc. ....................................     198,492
     1,800  Whole Foods Market, Inc. .............................     183,834
                                                                    ----------
                                                                     1,686,610
                                                                    ----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 88.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            ENERGY -- 11.7%
     7,600  Airgas, Inc. .........................................  $  181,564
     3,900  Arch Coal, Inc. ......................................     167,739
     3,000  Cabot Corporation ....................................     100,290
     1,850  Cooper Cameron Corporation (a) .......................     105,839
     6,200  Equitable Resources, Inc. ............................     356,128
     6,000  FMC Technologies, Inc. (a) ...........................     199,080
     4,200  Forest Oil Corporation (a) ...........................     170,100
     2,240  Lone Star Technologies, Inc. (a) .....................      88,323
     4,100  Murphy Oil Corporation ...............................     404,793
     1,400  Newfield Exploration Company (a) .....................     103,964
     3,000  Patterson-UTI Energy, Inc. ...........................      75,060
     3,800  Pogo Producing Company ...............................     187,112
     5,000  Pride International, Inc. (a) ........................     124,200
     6,300  SCANA Corporation ....................................     240,786
     1,800  Smith International, Inc. ............................     112,914
    10,800  Valero Energy Corporation ............................     791,316
    10,733  XTO Energy, Inc. .....................................     352,472
                                                                    ----------
                                                                     3,761,680
                                                                    ----------
            FINANCIALS -- 14.4%
     5,600  American Financial Group, Inc. .......................     172,480
     5,300  AmerUs Group Company .................................     250,425
     6,600  Associated Banc-Corp .................................     206,118
     4,400  Bank of Hawaii Corporation ...........................     199,144
     6,500  Berkley (W.R.) Corporation ...........................     322,400
     3,300  ChoicePoint, Inc. (a) ................................     132,363
     4,700  Compass Bancshares, Inc. .............................     213,380
     4,700  Cullen/Frost Bankers, Inc. ...........................     212,205
    10,200  Eaton Vance Corporation ..............................     239,088
     2,600  Everest Re Group, Ltd. ...............................     221,286
     6,900  HCC Insurance Holdings, Inc. .........................     249,504
     4,200  Investors Financial Services Corporation .............     205,422
     5,000  Jefferies Group, Inc. ................................     188,400
     3,550  Legg Mason, Inc. .....................................     277,397
     4,400  Mercantile Bankshares Corporation ....................     223,784
    10,100  New York Community Bancorp, Inc. .....................     183,416
     3,000  St. Joe Company (The) ................................     201,900
     8,400  TCF Financial Corporation ............................     228,060
     3,381  TD Banknorth, Inc. (a) ...............................     105,622
     1,622  Toronto-Dominion Bank (The) ..........................      67,070
     7,777  Washington Federal, Inc. .............................     181,282
     3,000  Westamerica Bancorporation ...........................     155,310
     5,200  Wilmington Trust Corporation .........................     182,520
                                                                    ----------
                                                                     4,618,576
                                                                    ----------
            HEALTHCARE -- 11.7%
     3,950  Barr Pharmaceuticals, Inc. (a) .......................     192,878
     1,500  Beckman Coulter, Inc. ................................      99,675
     3,000  Charles River Laboratories International, Inc. (a) ...     141,120
     8,600  Community Health Systems, Inc. (a) ...................     300,226
     9,200  Covance, Inc. (a) ....................................     438,012

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 88.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            HEALTHCARE -- 11.7% (CONTINUED)
     5,500  Coventry Health Care, Inc. (a) .......................  $  374,770
     2,800  DENTSPLY International, Inc. .........................     152,348
     8,800  Gilead Sciences, Inc. (a) ............................     315,040
     2,800  Henry Schein, Inc. (a) ...............................     100,352
     2,400  Hillenbrand Industries, Inc. .........................     133,128
     2,000  Invitrogen Corporation (a) ...........................     138,400
     3,500  LifePoint Hospitals, Inc. (a) ........................     153,440
     9,700  Mylan Laboratories, Inc. .............................     171,884
     5,100  Omnicare, Inc. .......................................     180,795
     3,200  Par Pharmeutical Companies, Inc. (a) .................     107,008
     1,000  Perrigo Company ......................................      19,150
     5,400  Protein Design Labs, Inc. (a) ........................      86,346
     4,000  Renal Care Group, Inc. (a) ...........................     151,760
     2,000  Techne Corporation (a) ...............................      80,360
     2,343  UnitedHealth Group, Inc. .............................     223,475
     5,100  Varian Medical Systems, Inc. (a) .....................     174,828
                                                                    ----------
                                                                     3,734,995
                                                                    ----------
            INDUSTRIALS -- 11.9%
     3,100  Alexander & Baldwin, Inc. ............................     127,720
     3,200  Alliance Data Systems Corporation (a) ................     129,280
     5,500  AMETEK, Inc. .........................................     221,375
     2,400  Carlisle Companies, Inc. .............................     167,448
     3,600  C.H. Robinson Worldwide, Inc. ........................     185,508
     6,000  Donaldson Company, Inc. ..............................     193,680
     3,500  Energizer Holding, Inc. (a) ..........................     209,300
     3,200  Expeditors International of Washington, Inc. .........     171,360
     4,700  Graco, Inc. ..........................................     189,692
     5,500  Harte-Hanks, Inc. ....................................     151,580
     3,000  International Rectifier Corporation (a) ..............     136,500
     3,300  Jacobs Engineering Group, Inc. (a) ...................     171,336
     3,000  JetBlue Airways Corporation (a) ......................      57,120
     4,500  Leggett & Platt, Inc. ................................     129,960
     3,200  Lennar Corporation ...................................     181,376
     3,500  Manpower, Inc. .......................................     152,320
     7,500  Overseas Shipholding Group, Inc. .....................     471,825
     3,500  Silicon Laboratories, Inc. (a) .......................     103,985
     4,000  SPX Corporation ......................................     173,120
     4,200  Stericycle, Inc. (a) .................................     185,640
     5,000  Swift Transportation Company, Inc. (a) ...............     110,700
     3,800  Trinity Industries, Inc. .............................     107,046
     2,000  Zebra Technologies Corporation (a) ...................      94,980
                                                                    ----------
                                                                     3,822,851
                                                                    ----------

            INFORMATION TECHNOLOGY -- 11.7%
     5,333  Activision, Inc. (a) .................................      78,928
     7,000  Acxiom Corporation ...................................     146,510
     1,000  Advent Software, Inc. (a) ............................      18,180
     2,200  Affiliated Computer Services, Inc. (a) ...............     117,128
     6,500  Arrow Electronics, Inc. (a) ..........................     164,775
     6,000  Ascential Software, Inc. (a) .........................     111,180

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 88.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 11.7% (CONTINUED)
     2,800  CDW Corporation ......................................  $  158,704
     5,000  CheckFree Corporation (a) ............................     203,800
     2,500  Cognizant Technology Solutions Corporation (a) .......     115,500
     5,600  Cree, Inc. (a) .......................................     121,800
     2,400  Diebold, Inc. ........................................     131,640
     3,200  DST Systems, Inc. (a) ................................     147,776
     3,000  Dun & Bradstreet Corporation (a) .....................     184,350
     2,000  Emmis Communications Corporation - Class A (a) .......      38,440
     3,400  Fair Isaac Corporation ...............................     117,096
     8,000  GTECH Holdings Corporation ...........................     188,240
     1,000  Harman International Industries, Inc. ................      88,460
     4,800  Harris Corporation ...................................     156,720
     4,500  Integrated Circuit Systems, Inc. (a) .................      86,040
     5,700  Jack Henry & Associates, Inc. ........................     102,543
     2,600  L-3 Communications Holdings, Inc. ....................     184,652
     5,600  Lam Research Corporation (a) .........................     161,616
     2,000  Macrovision Corporation (a) ..........................      45,580
     4,400  Microchip Technology, Inc. ...........................     114,444
     5,000  National Instruments Corporation .....................     135,250
     3,500  Plantronics, Inc. ....................................     133,280
     5,500  RSA Security, Inc. (a) ...............................      87,175
     6,000  SanDisk Corporation (a) ..............................     166,800
     6,000  Semtech Corporation (a) ..............................     107,220
     1,000  Storage Technology Corporation (a) ...................      30,800
     5,000  Synopsys, Inc. (a) ...................................      90,500
                                                                    ----------
                                                                     3,735,127
                                                                    ----------
            MATERIALS -- 4.2%
     4,700  Albemarle Corporation ................................     170,892
     4,000  Martin Marietta Materials, Inc. ......................     223,680
     4,300  Potlatch Corporation .................................     202,401
     3,600  Scotts Company (The) - Class A (a) ...................     252,828
     6,200  Sonoco Products Company ..............................     178,870
     3,500  Steel Dynamics, Inc. .................................     120,575
     4,000  Valspar Corporation (The) ............................     186,160
                                                                    ----------
                                                                     1,335,406
                                                                    ----------
            TELECOMMUNICATIONS SERVICES -- 1.0%
     3,500  ADTRAN, Inc. .........................................      61,740
     3,300  Telephone and Data Systems, Inc. .....................     269,280
                                                                    ----------
                                                                       331,020
                                                                    ----------
            UTILITIES -- 2.9%
     8,300  Alliant Energy Corporation ...........................     222,274
     2,500  Aqua America, Inc. ...................................      60,875
     2,400  Great Plains Energy, Inc. ............................      73,392
     6,000  Hawaiian Electric Industries, Inc. ...................     153,120
     6,200  Wisconsin Energy Corporation .........................     220,100
     3,500  WPS Resources Corporation ............................     185,220
                                                                    ----------
                                                                       914,981
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $25,506,143)................ $28,336,984
                                                                   -----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF  INVESTMENTS  (CONTINUED)
================================================================================
   SHARES   REAL ESTATE INVESTMENT TRUSTS -- 1.1%                      VALUE
--------------------------------------------------------------------------------
     4,600  Liberty Property Trust ...............................  $  179,630
     6,800  New Plan Excel Realty Trust ..........................     170,748
                                                                    ----------
            TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $356,148)...  $  350,378
                                                                    ----------

================================================================================
PAR VALUE   COMMERCIAL PAPER -- 10.8%                                  VALUE
--------------------------------------------------------------------------------
$  364,000  American Express Company, discount, due 04/01/2005 ...  $  364,000
 1,590,000  Prudential Funding, discount, due 04/01/2005 .........   1,590,000
 1,500,000  U.S. Bancorp N.A., discount, due 04/01/2005 ..........   1,500,000
                                                                    ----------

            TOTAL COMMERCIAL PAPER (Cost $3,454,000)..............  $3,454,000
                                                                    ----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
       391  First American Treasury Obligation Fund - Class A
             (Cost $391) .........................................  $      391
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE -- 100.4% (Cost $29,316,682)$32,141,753

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%) ......    (116,338)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $32,025,415
                                                                   ===========


(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
 PAR VALUE  U.S. TREASURY AND AGENCY OBLIGATIONS -- 28.3%               VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 6.2%
$  500,000  5.75%, due 11/15/2005 ................................  $  507,597
   925,000  5.875%, due 11/15/2005 ...............................     939,815
   725,000  5.625%, due 02/15/2006 ...............................     739,188
   100,000  6.625%, due 05/15/2007 ...............................     105,668
   750,000  5.50%, due 02/15/2008 ................................     781,963
   100,000  5.625%, due 05/15/2008 ...............................     104,809
   500,000  5.00%, due 02/15/2011 ................................     519,316
                                                                    ----------
                                                                     3,698,356
                                                                    ----------

            FEDERAL FARM CREDIT BANK BONDS -- 1.4%
   500,000  6.00%, due 01/07/2008 ................................     523,245
   300,000  6.28%, due 11/26/2012 ................................     328,881
                                                                    ----------
                                                                       852,126
                                                                    ----------
            FEDERAL HOME LOAN BANK BONDS -- 15.6%
 1,000,000  4.59%, due 10/11/2005 ................................   1,006,202
   500,000  6.345%, due 11/01/2005 ...............................     508,519
 1,000,000  5.375%, due 04/07/2010 ...............................   1,011,795
 1,500,000  5.25%, due 07/06/2010 ................................   1,505,793
 2,000,000  5.00%, due 08/16/2011 ................................   1,993,578
   200,000  5.625%, due 11/15/2011 ...............................     210,659
 1,000,000  5.75%,due 04/20/2010 .................................   1,021,128
 2,000,000  6.00%, due 12/28/2011 ................................   2,058,410
                                                                    ----------
                                                                     9,316,084
                                                                    ----------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 5.1%
   500,000  6.63%, due 06/20/2005 ................................     503,851
 1,000,000  7.125%, due 03/15/2007 ...............................   1,057,843
 1,500,000  5.00%, due 09/08/2008 ................................   1,510,481
                                                                    ----------
                                                                     3,072,175
                                                                    ----------

            TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
              (Cost $16,865,715) ................................. $16,938,741
                                                                   -----------

================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 22.1%                        VALUE
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 17.9%
$    1,290  Pool #15032, 7.50%, due 02/15/2007 ...................  $    1,384
    77,292  Pool #438434, 6.50%, due 01/15/2013 ..................      81,067
   372,073  Pool #498359, 6.00%, due 02/15/2014 ..................     385,953
    36,257  Pool #470177, 7.00%, due 03/15/2014 ..................      38,302
    62,902  Pool #518403, 7.00%, due 09/15/2014 ..................      66,450
     2,361  Pool #170784, 8.00%, due 12/15/2016 ..................       2,543
     1,135  Pool #181540, 8.00%, due 02/15/2017 ..................       1,223
   678,795  Pool #581879, 6.50%, due 03/15/2017 ..................     711,940
 1,263,147  Pool #590361, 6.00%, due 07/15/2017 ..................   1,310,269
   826,686  Pool #553051, 5.50%, due 02/15/2018 ..................     850,178
   697,190  Pool #607757, 5.50%, due 03/15/2018 ..................     717,003
   964,257  Pool #606780, 5.50%, due 04/15/2018 ..................     991,660
 1,793,154  Pool #610364, 5.00%, due 07/15/2018 ..................   1,810,806
    43,882  Pool #493659, 6.50%, due 12/15/2018 ..................      45,849

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 22.1% (CONTINUED)            VALUE
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 17.9% (CONTINUED)
$  110,487  Pool #476695, 6.50%, due 10/15/2023 ..................  $  115,440
    60,185  Pool #366710, 6.50%, due 02/15/2024 ..................      62,883
    43,531  Pool #453826, 7.25%, due 09/15/2027 ..................      46,427
    83,391  Pool #412360, 7.00%, due 11/15/2027 ..................      88,152
   312,803  Pool #447408, 7.00%, due 01/15/2028 ..................     330,661
    25,628  Pool #454162, 7.00%, due 05/15/2028 ..................      27,091
   185,736  Pool #780825, 6.50%, due 07/15/2028 ..................     194,062
    46,653  Pool #2617, 7.50%, due 07/20/2028 ....................      49,841
    42,595  Pool #158794, 7.00%, due 09/15/2028 ..................      45,027
    40,666  Pool #486760, 6.50%, due 12/15/2028 ..................      42,489
   131,286  Pool #781096, 6.50%, due 12/15/2028 ..................     137,171
   132,686  Pool #781136, 7.00%, due 12/15/2028 ..................     140,261
    86,120  Pool #506618, 7.00%, due 03/15/2029 ..................      91,036
   446,834  Pool #536619, 6.50% due 09/15/2029 ...................     466,865
    32,153  Pool #511562, 7.50%, due 07/15/2030 ..................      34,481
   164,294  Pool #448316, 6.50% due 04/15/2031 ...................     171,659
    70,868  Pool #530606, 6.50% due 04/15/2031 ...................      74,045
    58,196  Pool #545820, 7.00% due 06/15/2031 ...................      61,519
   308,347  Pool #781330, 6.00%, due 09/15/2031 ..................     316,967
   149,810  Pool #3228, 6.50%, due 04/20/2032 ....................     156,057
   201,546  Pool #569903, 6.50%, due 06/15/2032 ..................     210,581
   609,553  Pool #595934, 6.00%, due 09/15/2032 ..................     626,592
   207,785  Pool #3927, 6.00%, due 11/20/2032 ....................     213,593
                                                                    ----------
                                                                    10,717,527
                                                                    ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.4%
 1,421,444  Pool #01173, 5.50%, due 06/01/2017 ...................   1,451,621
                                                                    ----------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.8%
 1,073,125  Pool #635149, 5.50%, due 07/01/2017 ..................   1,094,378
                                                                    ----------

            TOTAL MORTGAGE-BACKED SECURITIES (Cost $13,293,180)    $13,263,526
                                                                   -----------

================================================================================
PAR VALUE   CORPORATE BONDS -- 43.1%                                   VALUE
--------------------------------------------------------------------------------
            FINANCE -- 22.8%
            Banc One Corporation,
$  665,000  7.00%, due 07/15/2005 ................................  $  671,889
 1,000,000  6.875%, due 08/01/2006 ...............................   1,036,998
                                                                    ----------
                                                                     1,708,887
                                                                    ----------
            Bank of America Corporation,
   550,000  7.625%, due 04/15/2005 ...............................     550,692
   750,000  7.125%, due 03/01/2009 ...............................     816,392
                                                                    ----------
                                                                     1,367,084
                                                                    ----------
            Credit Suisse First Boston (USA), Inc.,
   500,000  4.70%, due 06/01/2009 ................................     499,517
                                                                    ----------

            General Electric Capital Corporation,
 2,500,000  5.00%, due 02/15/2007 ................................   2,538,035
                                                                    ----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 43.1% (CONTINUED)                       VALUE

            FINANCE -- 22.8% (CONTINUED)
            H.J. Heinz Finance Company,
$1,000,000  6.00%, due 03/15/2012 ................................  $1,064,871
                                                                    ----------

            Household Finance Company,
 1,000,000  7.25%, due 05/15/2006 ................................   1,034,477
                                                                    ----------

            JPMorgan Chase & Company,
 1,000,000  4.50%, due 01/15/2012 ................................     970,682
                                                                    ----------

            International Lease Finance Corporation,
 2,000,000  5.625%, due 06/01/2007 ...............................   2,052,308
                                                                    ----------

            Merrill Lynch & Company, Inc.,
 1,000,000  7.00%, due 04/27/2008 ................................   1,074,710
   500,000  6.00%, due 02/17/2009 ................................     523,009
                                                                    ----------
                                                                     1,597,719
                                                                    ----------
            SouthTrust Bank of Alabama, N.A.,
   737,000  7.00%, due 11/15/2008 ................................     805,466
                                                                    ----------

            TOTAL FINANCE CORPORATE BONDS ........................  13,639,046
                                                                    ----------

            INDUSTRIAL -- 14.6%
            Abbott Laboratories,
 1,370,000  6.40%, due 12/01/2006 ................................   1,420,861
                                                                    ----------

            Anheuser-Busch Companies, Inc.,
 1,800,000  5.125%, due 10/01/2008 ...............................   1,838,189
                                                                    ----------

            Cardinal Health, Inc.,
 1,904,000  4.45%, due 06/30/2005 ................................   1,905,889
                                                                    ----------

            Ford Motor Company,
 1,000,000  7.25%, due 10/01/2008 ................................   1,026,149
                                                                    ----------

            General Dynamics Corporation,
   500,000  4.50%, due 08/15/2010 ................................     495,138
                                                                    ----------

            General Motors Corporation,
   565,000  7.10%, due 03/15/2006 ................................     562,499
                                                                    ----------

            Wal-Mart Stores, Inc.,
 1,500,000  4.375%, due 07/12/2007 ...............................   1,509,360
                                                                    ----------

            TOTAL INDUSTRIAL CORPORATE BONDS .....................   8,758,085
                                                                    ----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 43.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
            UTILITY -- 5.7%
            Alabama Power Company,
$1,540,000  5.49%, due 11/01/2005 ................................  $1,557,360
                                                                    ----------

            AT&T Corporation,
 1,000,000  6.00%, due 03/15/2009 ................................   1,038,043
                                                                    ----------

            BellSouth Capital Funding Corporation,
   750,000  7.75%, due 02/15/2010 ................................     844,296
                                                                    ----------

            TOTAL UTILITY CORPORATE BONDS ........................   3,439,699
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $25,768,138) ............. $25,836,830
                                                                   -----------

================================================================================
PAR VALUE   MUNICIPAL OBLIGATIONS -- 1.9%                              VALUE
--------------------------------------------------------------------------------
            Alabama State Public School & College Auth.,
$1,050,000  7.15%, due 09/01/2009 (Cost $1,033,944) ..............  $1,154,738
                                                                    ----------

================================================================================
PAR VALUE   COMMERCIAL PAPER -- 7.0%                                   VALUE
--------------------------------------------------------------------------------
$2,990,000  Prudential Funding, discount, due 04/01/2005 .........  $2,990,000
 1,198,000  U.S. Bancorp N.A., discount, due 04/01/2005 ..........   1,198,000
                                                                    ----------

            TOTAL COMMERICAL PAPER (Cost $4,188,000)..............  $4,188,000
                                                                    ----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
       360  First American Treasury Obligation Fund - Class A
              (Cost $360) ........................................  $      360
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 102.4% (Cost $61,149,337) $61,382,195

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.4%) ......  (1,463,507)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $59,918,688
                                                                   ===========

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 95.9%                             VALUE
--------------------------------------------------------------------------------
            Alabama Mental Health Finance Auth., Special Tax,
$  515,000  5.00%, due 05/01/2006 ................................  $  521,108
                                                                    ----------

            Alabama Special Care Facilities Financing Auth.,
              Birmingham, Rev.,
   500,000  4.50%, due 11/01/2009, ETM ...........................     521,270
   400,000  5.375%, due 11/01/2012, ETM ..........................     409,324
                                                                    ----------
                                                                       930,594
                                                                    ----------

            Alabama Special Care Facilities Financing Auth.,
              Mobile Hospital, Rev.,
   250,000  4.50%, due 11/01/2010, ETM ...........................     261,258
                                                                    ----------

            Alabama State, GO,
   500,000  3.00%, due 09/01/2007 ................................     501,350
   500,000  5.00%, due 06/01/2008 ................................     529,665
                                                                    ----------
                                                                     1,031,015
                                                                    ----------
            Alabama State Public School & College Auth., Capital
              Improvements, Rev.,
   275,000  5.25%, due 11/01/2005 ................................     279,430
   305,000  5.00%, due 12/01/2005 ................................     310,093
   300,000  5.00%, due 02/01/2010 ................................     321,090
   305,000  5.125%, due 11/01/2010 ...............................     326,655
   475,000  5.00%, due 11/01/2012 ................................     505,856
   250,000  5.625%, due 07/01/2013 ...............................     274,448
   600,000  5.125%, due 11/01/2013 ...............................     642,600
   525,000  5.125%, due 11/01/2015 ...............................     560,989
                                                                    ----------
                                                                     3,221,161
                                                                    ----------
            Alabama State Public School & College Auth., Rev.,
   325,000  5.00%, due 05/01/2010 ................................     349,190
                                                                    ----------

            Alabama Water Pollution Control Auth., Rev.,
   200,000  4.65%, due 08/15/2008 ................................     209,912
   500,000  5.00%, due 08/15/2010 ................................     538,450
                                                                    ----------
                                                                       748,362
                                                                    ----------
            Athens, AL, Electric Revenue Warrants,
   500,000  3.00%, due 06/01/2011 ................................     476,320
                                                                    ----------

            Athens, AL, School Warrants,
   335,000  5.05%, due 08/01/2015 ................................     353,847
                                                                    ----------

            Auburn, AL, GO,
   300,000  4.00%, due 08/01/2007 ................................     307,062
   285,000  4.25%, due 08/01/2009 ................................     295,804
                                                                    ----------
                                                                       602,866
                                                                    ----------
            Auburn, AL, Water Works Board, Rev.,
   335,000  5.00%, due 07/01/2015 ................................     356,534
                                                                    ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
            Auburn University, AL, General Fee Rev.,
$  300,000  4.00%, due 06/01/2008 ................................  $  308,349
   400,000  4.45%, due 06/01/2011 ................................     413,500
                                                                    ----------
                                                                       721,849
                                                                    ----------
            Baldwin Co., AL, Board of Education, Rev.,
   200,000  5.20%, due 06/01/2009 ................................     209,272
   300,000  5.00%, due 06/01/2010 ................................     321,936
                                                                    ----------
                                                                       531,208
                                                                    ----------
            Baldwin Co., AL, GO,
   400,000  2.00%, due 02/01/2007 ................................     391,512
   400,000  5.00%, due 02/01/2007 ................................     415,530
   500,000  4.50%, due 11/01/2008 ................................     523,435
   200,000  4.55%, due 02/01/2009 ................................     207,734
                                                                    ----------
                                                                     1,538,211
                                                                    ----------

            Birmingham, AL, Industrial Water Board, Rev.,
   100,000  6.00%, due 07/01/2007 ................................     105,783
                                                                    ----------

            Birmingham, AL, Medical Clinic Board, Rev.,
    10,000  7.30%, due 07/01/2005, ETM ...........................      10,123
                                                                    ----------

            Birmingham, AL, Series B, GO,
   300,000  3.00%, due 07/01/2006 ................................     301,056
                                                                    ----------

            Birmingham, AL, Special Care Facilities Financing
              Authority, Rev.,
   200,000  5.00%, due 06/01/2006 ................................     204,998
                                                                    ----------

            Decatur, AL, GO, Warrents
   300,000  4.00%, due 07/01/2008 ................................     308,463
   300,000  5.00%, due 06/01/2009 ................................     313,224
                                                                    ----------
                                                                       621,687
                                                                    ----------
            Decatur, AL, Water Rev.,
   100,000  5.00%, due 05/01/2014 ................................     106,219
                                                                    ----------

            Dothan, AL, GO,
   400,000  5.25%, due 09/01/2010 ................................     412,304
   500,000  5.50%, due 09/01/2014 ................................     545,295
                                                                    ----------
                                                                       957,599
                                                                    ----------
            Fairhope, AL, Utilities Rev.,
   225,000  2.50%, due 12/01/2006 ................................     224,147
                                                                    ----------

            Fairhope, AL, Warrants,
   200,000  4.00%, due 06/01/2009 ................................     205,740
   295,000  5.10%, due 06/01/2014 ................................     315,674
                                                                    ----------
                                                                       521,414
                                                                    ----------
            Florence, AL, Electric Revenue Warrants,
   500,000  5.00%, due 06/01/2009 ................................     533,680
                                                                    ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
            Florence, AL, School Warrants,
$  200,000  4.65%, due 12/01/2012 ................................  $  209,186
   400,000  5.75%, due 09/01/2015 ................................     409,552
                                                                    ----------
                                                                       618,738
                                                                    ----------
            Foley, AL, Utilities Board, Rev.,
   500,000  4.00%, due 11/01/2007 ................................     513,045
                                                                    ----------

            Greenville, AL, GO,
   300,000  5.10%, due 12/01/2009 ................................     317,298
                                                                    ----------

            Homewood, AL, Board of Education, Capital Outlay Warrants,
   300,000  4.00%, due 02/01/2007 ................................     306,003
                                                                    ----------

            Homewood, AL, GO,
   500,000  5.00%, due 09/01/2014 ................................     531,800
                                                                    ----------

            Hoover, AL, Board of Education, Special Tax,
   300,000  3.00%, due 02/15/2006 ................................     300,972
                                                                    ----------

            Houston Co., AL, GO,
   300,000  5.60%, due 10/15/2014 ................................     334,128
                                                                    ----------

            Huntsville, AL, Capital Improvement Warrants,
   100,000  3.25%, due 11/01/2010 ................................      99,055
                                                                    ----------

            Huntsville, AL, Electric Systems, Rev.,
   250,000  4.80%, due 12/01/2012 ................................     262,238
                                                                    ----------

            Huntsville, AL, GO,
   200,000  4.50%, due 08/01/2007 ................................     206,948
   190,000  4.10%, due 11/01/2008 ................................     196,217
   400,000  5.50%, due 08/01/2009 ................................     435,192
   500,000  5.00%, due 08/01/2011 ................................     538,775
   250,000  5.25%, due 11/01/2011 ................................     267,687
   250,000  5.25%, due 11/01/2012 ................................     267,688
                                                                    ----------
                                                                     1,912,507
                                                                    ----------
            Huntsville, AL, Water Systems, Rev.,
   300,000  4.00%, due 05/01/2005 ................................     300,435
   200,000  4.70%, due 11/01/2013 ................................     206,922
                                                                    ----------
                                                                       507,357
                                                                    ----------
            Madison, AL, Warrants,
   325,000  5.55%, due 04/01/2007 ................................     331,708
   200,000  4.40%, due 02/01/2011 ................................     207,392
   400,000  4.85%, due 02/01/2013 ................................     418,376
                                                                    ----------
                                                                       957,476
                                                                    ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
            Madison Co., AL, Board of Education, Capital Outlay
              Tax Antic. Warrants,
$  400,000  5.20%, due 03/01/2011 ................................  $  432,136
   250,000  5.10%, due 09/01/2011 ................................     257,777
                                                                    ----------
                                                                       689,913
                                                                    ----------
            Madison Co., AL, Water Rev.,
   290,000  4.00%, due 07/01/2007 ................................     296,763
   300,000  4.00%, due 07/01/2008 ................................     308,463
                                                                    ----------
                                                                       605,226
                                                                    ----------
            Mobile, AL, GO,
   180,000  5.75%, due 02/15/2016, prerefunded 02/15/2006 @ 102 ..     188,453
   275,000  6.20%, due 02/15/2007, ETM ...........................     290,997
                                                                    ----------
                                                                       479,450
                                                                    ----------
            Mobile Co., AL, Gas Tax Antic. Warrants,
   250,000  3.55%, due 02/01/2009 ................................     251,562
                                                                    ----------

            Mobile Co., AL, Warrants,
   300,000  5.00%, due 02/01/2006 ................................     305,868
   200,000  5.40%, due 08/01/2013 ................................     217,072
                                                                    ----------
                                                                       522,940
                                                                    ----------
            Montgomery, AL, GO,
   500,000  5.10%, due 10/01/2008 ................................     528,050
   300,000  5.00%, due 11/01/2015 ................................     318,450
                                                                    ----------
                                                                       846,500
                                                                    ----------
            Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000  5.00%, due 09/01/2008 ................................     530,680
   400,000  5.60%, due 09/01/2009 ................................     418,708
                                                                    ----------
                                                                       949,388
                                                                    ----------
            Montgomery Co., AL, GO,
   300,000  3.00%, due 11/01/2006 ................................     301,164
                                                                    ----------

            Mountain Brook, AL, City Board of Education, Capital
              Outlay Warrants,
   405,000  4.80%, due 02/15/2011 ................................     413,837
                                                                    ----------

            Muscle Shoals, AL, GO,
   400,000  5.60%, due 08/01/2010 ................................     417,743
                                                                    ----------

            Opelika, AL, GO,
   500,000  5.00%, due 04/01/2006 ................................     511,470
   200,000  4.00%, due 03/01/2008 ................................     205,598
   210,000  4.00%, due 03/01/2010 ................................     216,751
                                                                    ----------
                                                                       933,819
                                                                    ----------

            Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000  4.35%, due 08/01/2011 ................................     205,896
                                                                    ----------

            Shelby Co., AL, Board of Education, GO Warrants,
   315,000  4.75%, due 02/01/2009 ................................     332,423
                                                                    ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE  OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
            Shelby Co., AL, Board of Education, Rev. Warrants,
$500,000    4.80%, due 02/01/2011 ................................  $  524,415
                                                                    ----------

            Trussville, AL, Warrants,
 400,000    4.30%, due 10/01/2010 ................................     416,492
                                                                    ----------

            Tuscaloosa, AL, Board of Education, GO,
 300,000    4.625%, due 08/01/2008 ...............................     304,926
                                                                    ----------

            Tuscaloosa, AL, Board of Education, Special Tax Warrants,
 300,000    4.85%, due 02/15/2013 ................................     308,229
                                                                    ----------
            Tuscaloosa, AL, GO Warrants,
 300,000    5.00%, due 02/15/2007 ................................     311,475
 145,000    4.25%, due 02/15/2011 ................................     150,216
 500,000    5.45%, due 01/01/2014 ................................     544,540
                                                                    ----------
                                                                     1,006,231
                                                                    ----------
            Tuscaloosa Co., AL, GO Warrants,
 425,000    4.30%, due 10/01/2009 ................................     442,820
                                                                    ----------

            University of Alabama, AL, Series A, Rev.,
 400,000    5.25%, due 06/01/2010 ................................     419,708
 100,000    5.25%, due 10/01/2010 ................................     107,573
 100,000    5.375%, due 06/01/2013 ...............................     105,070
                                                                    ----------
                                                                       632,351
                                                                    ----------
            Vestavia Hills, AL, Warrants,
 565,000    5.00%, due 02/01/2012 ................................     607,940
                                                                    ----------

            TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
              OBLIGATION (GO) BONDS (Cost $32,261,676) ........... $33,084,111
                                                                   -----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 3.1%                                 VALUE
--------------------------------------------------------------------------------
 1,083,690  First American Tax-Free Obligation Fund - Class A
              (Cost $1,083,690) ..................................  $1,083,690
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE -- 99.0% (Cost $33,345,366) $34,167,801

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0% ........     356,906
                                                                    ----------

            NET ASSETS -- 100.0%.................................. $34,524,707
                                                                   ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 are as follows:

-----------------------------------------------------------------------------------------
                                      Years    Ordinary   Exempt-Interest    Total
                                      Ended     Income       Dividends    Distributions
-----------------------------------------------------------------------------------------
Government Street Equity Fund ......  2005    $1,392,242   $     --        $1,392,242
                                      2004    $  880,061   $     --        $  880,061
-----------------------------------------------------------------------------------------
Government Street Mid-Cap Fund .....  2005    $   21,794   $     --        $   21,794
                                      2004    $  632,430   $     --        $  632,430
-----------------------------------------------------------------------------------------
Government Street Bond Fund ........  2005    $2,826,223   $     --        $2,826,223
                                      2004    $2,903,909   $     --        $2,903,909
-----------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund .........  2005    $     --     $1,140,113      $1,140,113
                                      2004    $     --     $1,173,843      $1,173,843
-----------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2005:

--------------------------------------------------------------------------------------------------
                                      GOVERNMENT      GOVERNMENT     GOVERNMENT        ALABAMA
                                        STREET          STREET         STREET         TAX FREE
                                        EQUITY         MID-CAP          BOND            BOND
                                         FUND            FUND           FUND            FUND
--------------------------------------------------------------------------------------------------
Cost of portfolio investments .....  $93,910,864     $29,318,805     $61,911,958     $33,406,266
                                     ===========     ===========     ===========     ===========
Gross unrealized appreciation .....  $47,661,528     $ 4,056,271     $   710,942     $   915,398
Gross unrealized depreciation .....   (8,579,762)     (1,233,323)     (1,240,705)       (153,863)
                                     -----------     -----------     -----------     -----------
Net unrealized appreciation
 (depreciation) ...................  $39,081,766     $ 2,822,948     $  (529,763)    $   761,535
Undistributed ordinary income .....       17,315          11,054          11,488          23,833
Capital loss carryforwards ........     (877,582)        (15,179)     (1,285,043)        (27,284)
Post-October losses ...............         --              --          (173,386)           --
Other temporary differences .......       (5,029)           --            (9,593)        (23,833)
                                     -----------     -----------     -----------     -----------
Total distributable earnings ......  $38,216,470     $ 2,818,823     $(1,986,297)    $   734,251
                                     ===========     ===========     ===========     ===========
--------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT         MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund               $    877,582        2011
--------------------------------------------------------------------------------
Government Street Mid-Cap Fund              $     15,179        2013
--------------------------------------------------------------------------------
Government Street Bond Fund                 $    126,569        2006
                                                 106,011        2007
                                                 220,187        2008
                                                 195,097        2009
                                                  86,819        2010
                                                  70,419        2011
                                                 218,396        2012
                                                 261,545        2013
                                            ------------
                                            $  1,285,043
                                            ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund                  $     27,284        2009
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund had net realized capital losses of $173,386 during the period November 1, 2004 through March 31, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2006. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

During the year ended March 31, 2005, The Government Street Equity Fund and The Alabama Tax Free Bond Fund utilized capital loss carryforwards of $1,429,475 and $29,583, respectively, to offset current year realized gains.

For the year ended March 31, 2005, The Government Street Bond Fund reclassified $451,123 of overdistributed net investment income against accumulated net realized gains and The Alabama Tax Free Bond Fund reclassified $6,651 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2005, The Government Street Bond Fund reclassified accumulated net realized losses of $129,539 against paid-in-capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification had no effect on the Fund's net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $17,654,309 and $16,771,867, respectively, for The Government Street Equity Fund; $10,121,146 and $1,279,528, respectively, for The Government Street Mid-Cap Fund; $8,446,419 and $7,041,854, respectively, for The Government Street Bond Fund; and $1,357,604 and $3,299,208, respectively, for The Alabama Tax Free Bond Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

For the year ended March 31, 2005, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $32,051 and $16,343, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2005.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimun monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4.  CONTINGENCIES  AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund as of March 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP


Cincinnati, Ohio
May 9, 2005

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.
--------------------------------------------------------------------------------
                                  Beginning         Ending
                                Account Value     Account Value    Expenses Paid
                               October 1, 2004   March 31, 2005   During Period*
--------------------------------------------------------------------------------
GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,061.30      $    4.06
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,020.99      $    3.98
--------------------------------------------------------------------------------

GOVERNMENT STREET MID-CAP FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,097.90      $    5.75
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,019.45      $    5.54
--------------------------------------------------------------------------------

GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,000.60      $    3.54
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,021.39      $    3.58
--------------------------------------------------------------------------------

ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $  995.30      $    3.23
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,021.69      $    3.28
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                 Government Street Equity Fund          0.79%
                 Government Street Mid-Cap Fund         1.10%
                 Government Street Bond Fund            0.71%
                 Alabama Tax Free Bond Fund             0.65%

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                               POSITION HELD              LENGTH OF
TRUSTEE                     ADDRESS                  AGE       WITH THE TRUST             TIME SERVED
-------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road,    68       Chairman and               Since
                            Manakin-Sabot, VA                  Trustee                    June 1991
-------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court,      68       Trustee                    Since
                            Suite 400                                                     September 1988
                            Richmond, VA
-------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street           51       Trustee                    Since
                            Lynchburg, VA                                                 September 1988
-------------------------------------------------------------------------------------------------------
 J. Finley Lee              4488 Pond Apple  65                Trustee                    Since
                            Drive North                                                   September 1988
                            Naples, FL
-------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street     55       Trustee and                Since
                            Mobile, AL                         President                  June 1991
-------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond    65       Trustee                    Since
                            Richmond, VA                                                  March 1993
-------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintoport Boulevard 45       Trustee                    Since
                            Saraland, AL                                                  March 1993
-------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue         72       Trustee                    Since
                            Richmond, VA                                                  July 1997
-------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road         69       Trustee                    Since
                            Richmond, VA                                                  November 1988
-------------------------------------------------------------------------------------------------------
 Thomas W. Leavell          150 Government Street     61       Vice President of The      Since
                            Mobile, AL                         Government Street Equity   February 2004
                                                               Fund and The Government
                                                               Street Mid-Cap Fund
-------------------------------------------------------------------------------------------------------
 Mary Shannon Hope          150 Government Street     41       Vice President of The      Since
                            Mobile, AL                         Government Street          February 2004
                                                               Bond Fund
-------------------------------------------------------------------------------------------------------
 Timothy S. Healey          600 Luckie Drive          52       Vice President of  The     Since
                            Suite 305                          Alabama Tax  Free Bond     January 1995
                            Birmingham, AL                     Fund and The Government
                                                               Street Mid-Cap Fund
-------------------------------------------------------------------------------------------------------
 Katherine M. McGinley      150 Government Street     30       Chief Compliance Officer   Since
                            Mobile, AL                                                    September 2004
-------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive        48       Vice President             Since
                            Suite 450                                                     November 2000
                            Cincinnati, OH
-------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive        43       Treasurer                  Since
                            Suite 450                                                     November 2000
                            Cincinnati, OH
-------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive        48       Secretary                  Since
                            Suite 450                                                     November 2000
                            Cincinnati, OH
-------------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of the Adviser.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Katherine M. McGinley is Chief Compliance Officer of the Adviser. From May 2003 until July 2004, she was an attorney with Burr & Forman LLP.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2005 certain dividends paid by The Government Street Equity Fund and The Government Street Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,392,242 and $21,794, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2005, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-866-738-1125. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT FOR
THE GOVERNMENT STREET MID-CAP FUND
(UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreement for The Government Street Mid-Cap Fund (the "Mid-Cap Fund") for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. The Mid-Cap Fund's investment performance since its inception was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Mid-Cap Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Mid-Cap Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called indirect benefits to the Adviser. The Trustees also considered the Adviser's representations that all of the Fund's portfolio trades were executed based on the best price and execution available, and that the

DISCLOSURE  REGARDING  APPROVAL OF
INVESTMENT  ADVISORY AGREEMENT FOR
THE GOVERNMENT STREET MID-CAP FUND
(UNAUDITED) (CONTINUED)
================================================================================
Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Mid-Cap Fund nor the Adviser participate in any revenue sharing arrangements on behalf of the Fund. In evaluating the Mid-Cap Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of the Mid-Cap Fund over its relatively short operating history and the other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided high quality services to the Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) the advisory fees payable to the Adviser by the Mid-Cap Fund are extremely competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the Adviser's commitment to cap overall operating expenses through advisory fee waivers has enabled the Mid-Cap Fund to increase returns for shareholders and maintain an overall expense ratio significantly lower than the average for similarly managed funds, as calculated and published by Morningstar, Inc. Given the size of the Mid-Cap Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The
Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Mid-Cap Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Mid-Cap Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                      This page intentionally left blank.

================================================================================
   --------------------------------------------------------------------------


                          THE GOVERNMENT STREET FUNDS
                       =================================
                              No Load Mutual Funds

                       INVESTMENT ADVISER
                       T. Leavell & Associates, Inc.
                       150 Government Street
                       Post Office Box 1307
                       Mobile, AL 36633

                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       P.O. Box 46707
                       Cincinnati, OH 45246-0707
                       1-866-738-1125

                       LEGAL COUNSEL
                       Sullivan & Worcester LLP
                       One Post Office Square
                       Boston, MA 02109

                       INDEPENDENT REGISTERED PUBLIC
                       ACCOUNTING FIRM
                       Ernst & Young LLP
                       1900 Scripps Center
                       312 Walnut Street
                       Cincinnati, OH 45202

                       BOARD OF TRUSTEES
                       Richard Mitchell, President
                       Austin Brockenbrough, III
                       John T. Bruce
                       Charles M. Caravati, Jr.
                       J. Finley Lee, Jr.
                       Richard L. Morrill
                       Harris V. Morrissette
                       Erwin H. Will, Jr.
                       Samuel B. Witt, III

                       PORTFOLIO MANAGERS
                       Thomas W. Leavell,
                         The Government Street Equity Fund
                         The Government Street Mid-Cap Fund
                       Timothy S. Healey,
                         The Government Street Mid-Cap Fund
                         The Alabama Tax Free Bond Fund
                       Mary Shannon Hope,
                         The Government Street Bond Fund



   --------------------------------------------------------------------------
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                                 AUGUST 1, 2005


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS


FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ........................  2
MUNICIPAL OBLIGATIONS .....................................................  7
DESCRIPTION OF BOND RATINGS ............................................... 14
INVESTMENT LIMITATIONS .................................................... 16
TRUSTEES AND OFFICERS ..................................................... 19
INVESTMENT ADVISER ........................................................ 24
ADMINISTRATOR ............................................................. 27
DISTRIBUTOR ............................................................... 27
OTHER SERVICE PROVIDERS ................................................... 28
PORTFOLIO SECURITIES AND BROKERAGE ........................................ 28
SPECIAL SHAREHOLDER SERVICES .............................................. 29
PURCHASE OF SHARES ........................................................ 31
REDEMPTION OF SHARES ...................................................... 32
NET ASSET VALUE DETERMINATION ............................................. 32
FUND EXPENSES ............................................................. 32
ADDITIONAL TAX INFORMATION ................................................ 33
GENERAL INFORMATION ABOUT THE TRUST ....................................... 35
CALCULATION OF PERFORMANCE DATA ........................................... 38
FINANCIAL STATEMENTS AND REPORTS .......................................... 41
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ......................... 42


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS


The Jamestown Balanced Fund (the "Balanced Fund"), The Jamestown Equity Fund (the "Equity Fund") and The Jamestown Tax Exempt Virginia Fund (the "Tax Exempt Virginia Fund") are three separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.


The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2)
obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. The Equity Fund and the Balanced Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.
With respect to the Balanced Fund and the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership on the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These cost include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Balanced Fund and the Equity Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions. Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

The economy of Virginia is based primarily on the service, wholesale and retail trade, government and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.

While the Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue, trends since fiscal year 2001 have been negative. Over the past several years, the Commonwealth has experienced shortfalls in current and forecast revenues. A balanced budget has been maintained through a number of measures, including a reduction in spending by most of the agencies of the Commonwealth and the tapping of the Commonwealth's revenue stabilization fund. After failing to adopt a budget for the 2004-2006 biennium during the 2004 regular General Assembly Session, a compromise budget was adopted by the General Assembly in a special session, including several tax reform measures that are expected to provide additional revenues of $616.3 million in the fiscal year ending June 30, 2005, and $775.6 million in the fiscal year ending June 30, 2006. These measures include an increase in the sales tax of one-half cent, a phased-in reduction in the sales tax on food and a phased-in increase in the cigarette tax to 30 cents per pack.

As of June 1, 2004, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.


Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and
(2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Virginia Municipal Obligations that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United State Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

The rights of the holders of the Virginia Municipal Obligations and the enforceability of the Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

INDUSTRIAL REVENUE BONDS. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely, predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund and the Tax Exempt Virginia Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & Poor's Ratings Group's Bond Ratings:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & Phelps Credit Rating Co.'s Bond Ratings:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets;

(4) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13) Participate on a joint or joint and several basis in any trading account in securities;

(14) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Make short sales of securities or maintain a short position, except short sales "against the box";

(7) Participate on a joint or joint and several basis in any trading account in securities;

(8) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(10) Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 5, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                          Number of
                                                                                                                       Portfolios in
                                                                                                                            Fund
                                        Length of          Position(s) Held      Principal Occupation(s) During            Complex
Name, Address and Age                  Time Served            with Trust                 Past 5 Years and                Overseen by
                                                                                 Directorships of Public Companies         Trustee
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 68)        Since                 Trustee;         President and Managing Director of Lowe,     11
1802 Bayberry Court, Suite 400        September 1988        Vice President of    Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                     The Jamestown       Virginia; Director of Tredegar Corporation
                                                                 Funds           (plastics manufacturer) and Wilkinson
                                                                                 O'Grady & Co. Inc. (global asset manager)

*John T. Bruce (age 51)                   Since                 Trustee;         Principal of Flippin, Bruce & Porter, Inc.,  11
800 Main Street                       September 1988          President of       Lynchburg, Virginia
Lynchburg, Virginia 24504                                 the Flippin, Bruce &
                                                              Porter Funds


*Charles M. Caravati, Jr. (age 68)        Since                 Chairman         Retired physician; retired President of      11
931 Broad Street Road                   June 1991             and Trustee        Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

*Richard Mitchell (age 55)                Since                 Trustee;         Principal of T. Leavell & Associates, Inc.,  11
150 Government Street                   June 1991           President of The     Mobile, Alabama
Mobile, Alabama 36602                                      Government Street
                                                                 Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 65)               Since                 Trustee          Financial consultant and the Julian Price    11
448 Pond Apple Drive North            September 1988                             Professor Emeritus, University of North
Naples, Florida 34119                                                            Carolina


Richard L. Morrill (age 66)               Since                 Trustee          Chancellor of the University of Richmond;    11
G19 Boatwright Library                  March 1993                               Director of Tredegar Corporation (plastics
Richmond, Virginia 23173                                                         manufacturer) and Albemarle Corporation
                                                                                 (polymers and chemicals manufacturer)

Harris V. Morrissette (age 45)            Since                 Trustee          Chief Executive Officer of Marshall Biscuit  11
100 Jacintoport Boulevard               March 1993                               Co. Inc.; Chairman of Azalea Aviation, Inc.
Saraland, Alabama 36571                                                          (airplane fueling); Director of BancTrust
                                                                                 Financial Group, Inc. (bank holding company)
                                                                                 and EnergySouth, Inc.

Erwin H. Will, Jr. (age 72)               Since                 Trustee          Retired Chief Investment Officer of Equities 11
47 Willway Avenue                       July 1997                                of Virginia Retirement System (VRS).
Richmond, Virginia 23226                                                         Subsequent to his retirement, he temporarily
                                                                                 served as Acting Managing Director of
                                                                                 Equities for VRS.

Samuel B. Witt III (age 69)               Since                 Trustee          Retired Senior Vice President and General    11
302 Clovelly Road                     November 1988                              Counsel of Stateside Associates, Inc. (state
Richmond, Virginia 23221                                                         government relations); Director of The Swiss
                                                                                 Helvetia Fund, Inc. (closed-end investment
                                                                                 company)



                                                                  20


EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)               Since         Vice President of The     Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997     Davenport Equity Fund     Richmond, Virginia
Richmond, Virginia 23219


Laura E. Amory (age 38)                   Since      Chief Compliance Officer of  Director of Compliance of Davenport & Company LLC.
One James Center, 901 E. Cary Street  September 2004  The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219


Joseph L. Antrim III (age 60)             Since              President of         Executive  Vice  President of Davenport & Company
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 39)          Since           President of The        Managing  Director   of   Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        January 1996     Jamestown Balanced Fund,   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund
                                                          and The Jamestown
                                                      International Equity Fund

Robert G. Dorsey (age 48)                 Since             Vice President        Managing Director of Ultimus Fund  Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               (a registered transfer agent)  and  Ultimus  Fund
Cincinnati, Ohio 45246                                                            Distributors, LLC (a registered broker-dealer)


John M. Flippin (age 63)                  Since         Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988   Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                       Funds


Beth Ann Gustafson (age 46)               Since       President of The Jamestown  Vice  President of Lowe,  Brockenbrough & Company,
1802 Bayberry Court, Suite 400          March 1995     Tax Exempt Virginia Fund   Inc., Richmond Virginia
Richmond, Virginia 23226

Timothy S. Healey (age 52)                Since         Vice President of The     Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305           January 1995    Government Street Mid-Cap   Mobile, Alabama
Birmingham, Alabama 35223                             Fund and The Alabama Tax
                                                           Free Bond Fund

Mary Shannon Hope (age 41)                Since          Vice President of The    Vice President and Portfolio Manager of T. Leavell
150 Government Street                 February 2004  Government Street Bond Fund  & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602

J. Lee Keiger III (age 50)                Since           Vice President of       Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 62)                Since         Vice President of The     President of T. Leavell & Associates, Inc.,
150 Government Street                 February 2004   Government Street Equity    Mobile, Alabama
Mobile, Alabama 36602                                  Fund and The Government
                                                         Street Mid-Cap Fund


Katherine M. McGinley (age 30)            Since      Chief Compliance Officer of  Chief  Compliance  Officer   of  T.   Leavell   &
150 Government Street                September 2004  The Government Street Funds  Associates, Inc., Mobile, Alabama;  attorney with
Mobile, Alabama 36602                                                             Alford, Clausen &  McDonald,  LLC  from  May 2003
                                                                                  until July 2004; attorney with Burr & Forman  LLP
                                                                                  from June 2000 until April 2003

R. Gregory Porter III (age 64)            Since           Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988     the Flippin, Bruce &      Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 48)                    Since       Chief Compliance Officer    Chief  Compliance    Officer   and   Director  of
1802 Bayberry Court, Suite 400       September 2004    of The Jamestown Funds     Operations of Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                                          Richmond, Virginia

Teresa L. Sanderson (age 42)              Since        Chief Compliance Officer   Chief  Compliance   Officer  and  a  Principal of
800 Main Street                      September 2004    of the Flippin, Bruce &    Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds


Mark J. Seger (age 43)                    Since               Treasurer           Managing  Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

                                                                  21

Pamela C. Simms (age 43)                  Since            Vice President of      Account  Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        February 2003    The Jamestown Tax Exempt   Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                      Virginia Fund

John F. Splain  (age 48)                  Since               Secretary           Managing  Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 54)                 Since          Vice President of The    Account  Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          March 1993   Jamestown Balanced Fund and  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 57)        Since          Vice President of The    Managing   Director  of   Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        February 2002  Jamestown Balanced Fund and  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

*    Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment  advisers to the Trust,  are
     "interested  persons" of the Trust within the meaning of Section  2(a)(19) of the 1940 Act.  Charles  M. Caravati,  Jr. is the
     father of  Charles M.  Caravati  III,  and is an affiliated person of the Trust by virtue of such relationship.


BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met one time during the fiscal year ended March 31, 2005. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.


     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2005.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2005.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2004.


                                                                             Aggregate Dollar
                                                                     Range of Shares of All Registered
                                     Dollar Range of                        Investment Companies
                                Shares of the Funds Owned              Overseen by Trustee inFamily
Name of Trustee                        by Trustee                        of Investment Companies
-----------------------------------------------------------------------------------------------------
Austin Brockenbrough III             Over $100,000                          Over $100,000
John T. Bruce                       $10,001--$50,000                        Over $100,000
Charles M. Caravati, Jr.             Over $100,000                          Over $100,000
Richard Mitchell                         None                               Over $100,000

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                  $50,001--$100,000                       Over $100,000
Richard L. Morrill                  $50,001--$100,000                       Over $100,000
Harris V. Morrissette                $10,001--$50,000                       Over $100,000
Erwin H. Will, Jr.                    Over $100,000                         Over $100,000
Samuel B. Witt III                    $1--$10,000                            $1--$10,000


As of May 15, 2005, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 5.8% of the outstanding shares of the Balanced Fund, 7.1% of the outstanding shares of the Equity Fund and 1.0% of the outstanding shares of the Tax Exempt Virginia Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2005 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                  Aggregate          Pension or        Estimated Annual         Total Compensation
                                Compensation         Retirement          Benefits Upon          From the Funds and
Trustee                        From the Funds     Benefits Accrued        Retirement               Fund Complex
-------------------------------------------------------------------------------------------------------------------


Charles M. Caravati, Jr.          $ 3,818               None                 None                  $ 14,000
J. Finley Lee, Jr.                  4,909               None                 None                    18,000
Richard L. Morrill                  4,909               None                 None                    18,000
Harris V. Morrissette               4,909               None                 None                    18,000
Erwin H. Will, Jr.                  4,909               None                 None                    18,000
Samuel B. Witt III                  5,455               None                 None                    20,000


                               INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Balanced Fund paid the Adviser advisory fees of $406,153, $422,603 and $509,382, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Equity Fund paid the Adviser advisory fees of $299,497, $299,071 and $287,371, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $118,571 (which was net of voluntary waivers of $9,614), 123,208 (which was net of voluntary waivers of $17,601) and $143,003 (which was net of voluntary waivers of $3,851), respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser serves as investment adviser to one additional investment company, the subject of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGER

Other Accounts Managed
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Other Accounts Managed (as of March 31, 2005)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of     Total Assets
                                                                                                   Accounts      in Accounts
                                                               Number of      Total Assets in       with        with Advisory
 Name of Portfolio                                              Accounts          Accounts       Advisory Fee   Fee Based on
     Manager(s)                 Type of Accounts                Managed           Managed          Based on      Performance
                                                                                                 Performance
------------------------------------------------------------------------------------------------------------------------------
Charles M.            Registered investment companies:             0                 $0               0              $0
Caravati, III (1,2)   Other pooled investment vehicles:            0                 $0               0              $0
                      Other accounts:                              59          $106.1 million         0              $0

------------------------------------------------------------------------------------------------------------------------------
Lawrence B.           Registered investment companies:             0                 0                0              $0
Whitlock, Jr.  (1,2)  Other pooled investment vehicles:            0                 0                0              $0
                      Other accounts:                              46          $121.9 million         0              $0

------------------------------------------------------------------------------------------------------------------------------


                                       25

------------------------------------------------------------------------------------------------------------------------------
Joseph A. Jennings,   Registered investment companies:             0                 0                0              $0
III (1)               Other pooled investment vehicles:            0                 0                0              $0
                      Other accounts:                              94          $120.8 million         0              $0

------------------------------------------------------------------------------------------------------------------------------
Beth Ann Gustafson    Registered investment companies:             0                 0                0              $0
(3)                   Other pooled investment vehicles:            0                 0                0              $0
                      Other accounts:                             109          $131.7 million         0              $0

------------------------------------------------------------------------------------------------------------------------------
1.   The Jamestown Balanced Fund
2.   The Jamestown Equity Fund
3.   The Jamestown Tax-Exempt Virginia Fund

Potential Conflicts of Interest
-------------------------------

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve. Conflicts of interest may arise in connection with the management of a Fund's investments, the management of other advisory accounts, and personal trading by Portfolio Managers. The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. Policies and procedures have been adopted to ensure this equitable allocation among clients. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus. Incentive bonuses are based on the Adviser's profitability and the Portfolio Manager's contribution to the Adviser. The fixed salary component represents the majority of the annual compensation.

Disclosure of Securities Ownership
----------------------------------

The following table indicates, as of March 31, 2005, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

----------------------------------------------------------------------------------------------------------------------
            Name of                                                                   Dollar Value of Fund Shares
       Portfolio Manager                 Fund Shares Beneficially Owned                  Beneficially Owned
----------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, III                 Jamestown Balanced Fund                          $100,001--$500,000
                                         Jamestown Equity Fund                                   $0

----------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.                Jamestown Balanced Fund                                 $0
                                         Jamestown Equity Fund                           $500,001--$1,000,000

----------------------------------------------------------------------------------------------------------------------
Joseph A. Jennings, III                  Jamestown Balanced Fund                                 $0

----------------------------------------------------------------------------------------------------------------------
Beth Ann Gustafson                       Jamestown Tax Exempt Virginia Fund                  $1--$10,000

----------------------------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2005, 2004 and 2003, the Balanced Fund paid fees to the Administrator of $81,349, $83,866 and $96,943, respectively; the Equity Fund paid fees to the Administrator of $63,939, $63,862 and $61,418, respectively; and the Tax Exempt Virginia Fund paid fees to the Administrator of $46,385, $50,230 and $52,138, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.


The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Balanced Fund was $47,967, $68,765 and $87,405, respectively. During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Equity Fund was $59,062, $73,046 and $74,492, respectively. No brokerage commissions were paid by the Tax Exempt Virginia Fund during each of the last three fiscal years.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2005, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $3,087,154 and $6,660, respectively, for the Balanced Fund and $3,872,414 and $8,029, respectively, for the Equity Fund.

In order to reduce  the total  operating  expenses  of the Funds,  the  Balanced
Fund's and the Equity Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 2005 were $24,000 for the Balanced Fund and $24,000 for the Equity Fund.

As of March 31, 2005, the Balanced Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $1,168,440) and Goldman, Sachs & Co. (the market value of which was $1,044,905) and held debt securities issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $202,843), Goldman, Sachs & Co. (the market value of which was $375,597), Wachovia Securities, LLC (the market value of which was $250,712), Credit Suisse First Boston LLC (the market value of which was $509,159) and Morgan Stanley & Co., Incorporated (the market value of which was $251,419); and the Equity Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $1,168,440) and Goldman, Sachs & Co. (the market value of which was $1,044,905). Citigroup Global Markets Inc., Goldman, Sachs & Co., Wachovia Securities, LLC, Credit Suisse First Boston LLC and Morgan Stanley & Co., Incorporated are five of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:


REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.


Instructions for establishing this service are included in the Application contained in this Prospectus or are available by calling the Funds. Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:


                              The Jamestown Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expense, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION


TAXATION OF THE FUNDS. Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.


Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2005, the Tax Exempt Virginia Fund had a capital loss carryforward for federal income tax purposes of $32,643, which expires March 31, 2009. This capital loss carryforward may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.


Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.


                       GENERAL INFORMATION ABOUT THE TRUST


The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown International Equity Fund, which is also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

     o Each of the Funds posts a complete listing of its Portfolio Securities as of the end of each month at WWW.JAMESTOWNFUNDS.COM. The listings of Portfolio Securities are made available within 10 business days of the end of each month. The website is open to the general public.

     o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Inc., Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Funds have not entered into confidentiality or trading prohibition agreements with these organizations, however the Funds make available information about their Portfolio Securities to the general public (via the Funds' website) in advance of any release of such information to these organizations.

     o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

     o The Funds' Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

     o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of May 15, 2005, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 23.9% of the outstanding shares of the Balanced Fund, 22.3% of the outstanding shares of the Equity Fund and 52.3% of the outstanding shares of the Tax Exempt Virginia Fund; Suntrust Bank as trustee for S&K Brands Inc. Employee Savings and Profit Sharing Plan, 8515 East Orchard Road, Englewood, Colorado 80111, owned of record 8.5% of the outstanding shares of the Balanced Fund; and John M. and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 6.5% of the outstanding shares of the Equity Fund.


                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2005:


                           THE JAMESTOWN BALANCED FUND

                                            One Year     Five Years    Ten Years
                                            --------     ----------    ---------
Return Before Taxes                           2.83%        -1.22%        7.91%
Return After Taxes on Distributions           1.68%        -2.28%        6.13%
Return After Taxes on Distributions
  and Sale of Fund Shares                     2.79%        -1.46%        6.03%

                            THE JAMESTOWN EQUITY FUND

                                            One Year     Five Years    Ten Years
                                            --------     ----------    ---------
Return Before Taxes                           4.34%        -4.90%        8.29%
Return After Taxes on Distributions           3.17%        -5.33%        7.38%
Return After Taxes on Distributions
  and Sale of Fund Shares                     4.30%        -4.14%        6.95%

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                            One Year     Five Years    Ten Years
                                            --------     ----------    ---------
Return Before Taxes                           0.19%          4.76%       4.75%
Return After Taxes on Distributions           0.19%          4.76%       4.75%
Return After Taxes on Distributions
  and Sale of Fund Shares                     1.36%          4.66%       4.69%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2005 were 1.40%, 0.26% and 3.30%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund's tax-equivalent yield for the 30 days ended March 31, 2005, based on the highest marginal combined federal and Virginia income tax rate, was 5.38%.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices and averages in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2005, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.


     2. Definitions
        -----------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.


     3. Policy for Voting Proxies.
        -------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.


     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.


     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                 LOWE, BROCKENBROUGH & Co., INC. (THE "ADVISER")

                      AND THE JAMESTOWN FUNDS (THE "FUNDS")



                      PROXY VOTING POLICIES AND PROCEDURES

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the "Trust"), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser's proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

                        GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

                              CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities. The Adviser shall follow the instructions of the respective Committee. The Proxy Manager shall keep a record of all materiality decisions.

                              PROXY VOTING PROCESS

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.



                            SEE PROXY SPECIFIC ISSUES

                              PROXY SPECIFIC ISSUES
                              ---------------------

DIRECTORS, AUDITORS:         Election of Directors          Generally, no objections unless there is a
                                                            proxy  contest  or  if there is some other
                                                            reason why Adviser is not supportive.

                             Staggered Board                Generally, not in favor.

                             Election pf Auditors           Generally, no  objections except if  there
                                                            is some  question  as  to   the  auditor's
                                                            independence.

COMPENSATION:                Stock Option Plans             Generally, no  objections  if  program  is
                                                            reasonable  under    the   circumstances,
                                                            considering  industry,  company  size  and
                                                            prior option programs.

                             Equity Compensation Plans      Generally,   no   objections  if  plan  is
                                                            reasonable and appropriate.  Adviser  will
                                                            generally vote against plans  where  total
                                                            potential dilution exceeds  15%  of shares
                                                            outstanding.

CORPORATE GOVERNANCE,        Super-Majority Voting          Generally, not in favor
VOTING                       Requirement

                             Proposals to Lower Barriers    Generally, no objections
                             to Shareholder Action

                             Proposals for Separate Class   Generally, not in favor
                             of Stock with Disparate
                             Voting Rights

                             Proposals Regarding Poison     Generally, not in favor
                             Pill Provisions

                             Cumulative Voting Repeal       Generally, not in favor

SOCIAL:                      Social Issues                  Generally,   not   in   favor.   "Ordinary
                                                            business   matters"   are  primarily   the
                                                            responsibility of management and should be
                                                            approved solely by the corporation's board
                                                            of directors.

================================================================================
   -------------------------------------------------------------------------






                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND




                                 ANNUAL REPORT


                                 MARCH 31, 2005



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA



   --------------------------------------------------------------------------
================================================================================

LETTER TO SHAREHOLDERS                                              MAY 18, 2005
================================================================================
Dear Fellow Shareholders:

THE JAMESTOWN BALANCED FUND

For the fiscal year ending March 31, 2005, The Jamestown Balanced Fund had a return of 2.8% compared to the Lipper Balanced Fund Index of 5.1%. The Lehman Intermediate Bond Index fell 0.3% during the twelve-month period, while the S&P 500 returned 6.7%. Continuing the trend seen for the last several years, value stocks (led by Energy and Utilities) significantly outperformed growth stocks. The Russell 1000 Value Index was up 9.2% versus a 4.1% gain for the Russell 1000 Growth Index. While the Fund continues to be diversified across sectors, our bias toward growth hurt performance during the period. The Fund was also hurt by not having exposure to the Utility sector over the past 12 months. While yields on Utilities are moderately attractive, we believe that Utilities' earnings growth over the intermediate term will continue to lag behind other sectors in the market.

Growth stocks are now very attractively valued compared to their value counterparts, and we believe they will outperform as economic growth slows. Growth in the economy and corporate profits have begun to moderate from the rapid levels experienced in 2003 and most of 2004. We believe that the economy will grow closer to the long-term trend of 3% during the year. While earnings growth will slow for S&P 500 companies in 2005, growth should still be in the high single digits to low double digits. Valuations have contracted significantly, leaving the S&P 500 trading at about 16X forward earnings. The equity portion of the Fund is overweight Industrials, Information Technology, and Healthcare and underweight Financials, Consumer Discretionary, and Utilities.

The biggest risks that we see are the impact of higher energy prices and higher interest rates. Energy inventories in the developed economies have reached levels not seen since 1999, but oil prices remain above $50 per barrel as investors worry about having the supplies necessary to meet increased demand. We believe that demand for energy products will moderate as global economic growth slows and supplies will be sufficient unless we have a major disruption. The Federal Reserve has now raised rates seven times to 2.75%. However, only the yields on short and intermediate term bonds have been affected, as 10 and 30 year treasuries are close to the levels seen when the Federal Reserve began to raise interest rates last June. The Federal Reserve has pledged to continue raising rates at a measured pace to make sure inflation does not accelerate. Longer-term rates should ultimately rise somewhat and the Fund's fixed income portfolio remains modestly defensive. The Fund is overweight corporate, agency, and mortgage securities and underweight Treasury securities.

At the end of March 2005, The Jamestown Balanced Fund had 4.1% in cash, 29.5% in fixed income, and 66.4% in equities.

The Jamestown Balanced Fund returned -1.2% and 7.9% annualized for the five and ten year period ending March 31, 2005. The Lipper Balanced Fund Index returned 2.1% and 8.6% annualized for the comparable periods.

The assets of your Fund were over $62 million as of March 31, 2005.

THE JAMESTOWN EQUITY FUND

For the fiscal year ending March 31, 2005, The Jamestown Equity Fund gained 4.3% compared to 6.7% for the S&P 500 and 4.8% for the Lipper Large Cap Core Index. Continuing the trend seen for the last several years, value stocks (led by Energy and Utilities) significantly outperformed growth stocks. The Russell 1000 Value Index was up 9.2% versus a 4.1% gain for the Russell 1000 Growth Index. While the Fund continues to be diversified across sectors, our bias toward growth hurt performance during the period. The Fund was also hurt by not having exposure to the Utility sector over the past 12 months. While yields on Utilities are moderately attractive, we believe that Utilities' earnings growth over the intermediate term will continue to lag behind other sectors in the market.

Growth stocks are now very attractively valued compared to their value counterparts, and we believe they will outperform as economic growth slows. Growth in the economy and corporate profits have begun to moderate from the rapid levels experienced in 2003 and most of 2004. We believe that the economy will grow closer to the long-term trend of 3% during the year. While earnings growth will slow for S&P 500 companies in 2005, growth should still be in the high single digits to low double digits. Valuations have contracted significantly, leaving the S&P 500 trading at about 16X forward earnings. The Fund is overweight Industrials, Information Technology, and Healthcare and underweight Financials, Consumer Discretionary, and Utilities.

The biggest risks that we see are the impact of higher energy prices and higher interest rates. Energy inventories in the developed economies have reached levels not seen since 1999, but oil prices remain over $50 per barrel as investors worry about having the supplies necessary to meet increased demand. We believe that demand for energy products will moderate as global economic growth slows and supplies will be sufficient unless we have a major disruption. The Federal Reserve has now raised rates seven times to 2.75%. However, only the yields on short and intermediate term bonds have been affected, as 10 and 30 year treasuries are close to the levels seen when the Federal Reserve began to raise interest rates last June. The Federal Reserve has pledged to continue raising rates at a measured pace to make sure inflation does not accelerate.

The Jamestown Equity Fund returned -4.9% and 8.3% annualized for the five and ten year period ending March 31, 2005. The Lipper Large Cap Core Index returned -4.2% and 9.2% annualized for the comparable periods.

The assets of your Fund were $42 million as of March 31, 2005.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ending March 31, 2005, The Jamestown Tax Exempt Virginia Fund had a total return of 0.19% compared to 0.92% for the Lipper Intermediate Municipal Fund Index. The Lehman Municipal Bond Index increased 2.65% during the same twelve-month period. Many investors and analysts had forecast higher interest rates last year, and as a result many portfolio managers were positioned short of their respective benchmark indices. We were among this group thinking interest rates would move higher. Our defensive posture hurt the performance of the Fund relative to the Index.

As of March 31, 2005, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 4.3 years and a current yield of 3.30%, which produced a tax equivalent yield of 5.08% (assuming a maximum 35.0% federal tax rate). While the Fund remains conservatively postured, we are looking for opportunities to extend maturities to a more neutral stance.

The Federal Reserve has adopted a program of gradual, measured increases in short-term interest rates. Beginning on June 30, 2004, the federal funds rate increased (in seven 0.25% increments) from a 45-year low of 1.00% to 2.75% by the fiscal year-end. The municipal yield curve flattened significantly over the past 12 months, as the 2-year yield increased by 135 basis points, while longer maturities (15+years) were basically unchanged in yield.

The Jamestown Tax Exempt Virginia Fund returned 4.76% on an annualized basis for the five years ended March 31, 2005, versus 5.26% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.75%, as compared to the 5.10% annualized return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were $31.6 million as of March 31, 2005.

JAMESTOWN  INTERNATIONAL EQUITY FUND

For the fiscal year ending March 31, 2005, the Jamestown International Equity Fund had a return of 10.5% versus 15.1% for the EAFE Index and 12.9% for the Lipper International Fund Index. International equities have outperformed US equity markets during the equity market recovery aided by weakness in the US dollar. The Fund was hurt in the past year by the sub-advisor's focus on growth-oriented securities, which lagged their value counterparts in the past twelve months. During the past twelve months, the EAFE Value Index rose 19.9% while the EAFE Growth Index increased 11.1%.

Markets have begun to reflect a slowdown in global economic activity, though Oechsle remains cautiously optimistic about the outlook for global economic growth. Various cross currents exist in the economic and market environment. Leading economic indicators confirm the consensus view that less ebullient growth should be expected in all major regions of the world economy. However, the downturn in leading economic indicators is close to a trough, consistent with a return towards improved growth in coming quarters. Household finances in many major economies are not under stress because asset growth has outpaced liability growth, yet the persistence of high oil prices may be a drag on consumption growth. At the company level, balance sheets are strong, yet business confidence is fragile and profit growth rates have probably peaked or are close to peaking in most major markets. Accordingly, investors have grown cautious about the outlook, elevating the equity risk premium to discount a future of slower economic activity. Oechsle feels that investors underestimate the economic value creation that may occur over the next 12-18 months, particularly among companies with above-average earnings growth potential.

The Fund currently has 49.8% invested in Continental Europe, 17.0% in the United Kingdom, 24.9% in Japan, 4.9% in the Pacific Basin outside of Japan, 0.3% in North America, and 3.1% in emerging markets.

Since inception (April 16, 1996), the Fund generated an annualized return of 3.1% versus 4.4% for the EAFE Index. The total assets of your fund were $20 million as of March 31, 2005.


                                    Sincerely,

                                    /s/ Charles M. Caravati, III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund


                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                          THE JAMESTOWN BALANCED FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN BALANCED FUND:
 ----------------------------         ----------------------------

     DATE        BALANCE                  DATE         BALANCE
     ----        -------                  ----         -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,760
   09/30/95       11,825                09/30/95        11,352
   12/31/95       12,537                12/31/95        11,891
   03/31/96       13,210                03/31/96        12,280
   06/30/96       13,803                06/30/96        12,654
   09/30/96       14,230                09/30/96        12,959
   12/31/96       15,416                12/31/96        13,764
   03/31/97       15,829                03/31/97        13,789
   06/30/97       18,593                06/30/97        15,348
   09/30/97       19,985                09/30/97        16,111
   12/31/97       20,559                12/31/97        16,503
   03/31/98       23,427                03/31/98        18,260
   06/30/98       24,201                06/30/98        18,357
   09/30/98       21,793                09/30/98        16,742
   12/31/98       26,435                12/31/98        19,517
   03/31/99       27,752                03/31/99        19,640
   06/30/99       29,708                06/30/99        20,247
   09/30/99       27,853                09/30/99        19,672
   12/31/99       31,997                12/31/99        21,756
   03/31/00       32,731                03/31/00        22,763
   06/30/00       31,860                06/30/00        23,077
   09/30/00       31,552                09/30/00        22,403
   12/31/01       29,087                12/31/00        21,942
   03/31/01       25,638                03/31/01        19,883
   06/30/01       27,138                06/30/01        20,082
   09/30/01       23,154                09/30/01        18,176
   12/31/01       25,628                12/31/01        19,467
   03/31/02       25,699                03/31/02        19,243
   06/30/02       22,255                06/30/02        18,389
   09/30/02       18,409                09/30/02        17,030
   12/31/02       19,963                12/31/02        17,440
   03/31/03       19,334                03/31/03        17,308
   06/30/03       22,310                06/30/03        18,905
   09/30/03       22,901                09/30/03        19,019
   12/31/03       25,690                12/31/03        20,304
   03/31/04       26,124                03/31/04        20,820
   06/30/04       26,574                06/30/04        20,996
   09/30/04       26,078                09/30/04        20,826
   12/31/04       28,485                12/31/04        21,704
   03/31/05       27,873                03/31/05        21,409


    CONSUMER PRICE INDEX
    ---------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                          1 YEAR      5 YEARS    10 YEARS
The Jamestown Balanced Fund                 2.83%      (1.22%)     7.91%
Standard & Poor's 500 Index                 6.69%      (3.16%)    10.79%
Consumer Price Index                        3.82%       2.63%      2.51%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                           THE JAMESTOWN EQUITY FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN EQUITY FUND:
 ----------------------------         --------------------------

     DATE        BALANCE                  DATE         BALANCE
     ----        -------                  ----         -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,846
   09/30/95       11,825                09/30/95        11,583
   12/31/95       12,537                12/31/95        12,188
   03/31/96       13,210                03/31/96        12,800
   06/30/96       13,803                06/30/96        13,319
   09/30/96       14,230                09/30/96        13,684
   12/31/96       15,416                12/31/96        14,755
   03/31/97       15,829                03/31/97        14,755
   06/30/97       18,593                06/30/97        17,016
   09/30/97       19,985                09/30/97        18,036
   12/31/97       20,559                12/31/97        18,522
   03/31/98       23,427                03/31/98        21,209
   06/30/98       24,201                06/30/98        21,177
   09/30/98       21,793                09/30/98        18,094
   12/31/98       26,435                12/31/98        22,962
   03/31/99       27,752                03/31/99        22,975
   06/30/99       29,708                06/30/99        24,226
   09/30/99       27,853                09/30/99        23,107
   12/31/99       31,997                12/31/99        26,785
   03/31/00       32,731                03/31/00        28,498
   06/30/00       31,860                06/30/00        28,969
   09/30/00       31,552                09/30/00        27,359
   12/31/00       29,087                12/31/00        26,326
   03/31/01       25,638                03/31/01        22,373
   06/30/01       27,138                06/30/01        22,676
   09/30/01       23,154                09/30/01        18,973
   12/31/01       25,628                12/31/01        21,119
   03/31/02       25,699                03/31/02        20,714
   06/30/02       22,255                06/30/02        18,958
   09/30/02       18,409                09/30/02        16,180
   12/31/02       19,963                12/31/02        16,706
   03/31/03       19,334                03/31/03        16,334
   06/30/03       22,310                06/30/03        18,557
   09/30/03       22,901                09/30/03        18,704
   12/31/03       25,690                12/31/03        20,659
   03/31/04       26,124                03/31/04        21,250
   06/30/04       26,574                06/30/04        21,726
   09/30/04       26,078                09/30/04        21,267
   12/31/04       28,485                12/31/04        22,540
   03/31/05       27,873                03/31/05        22,172


    CONSUMER PRICE INDEX
    --------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/04       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR      5 YEARS   10 YEARS
The Jamestown Equity Fund                   4.34%      (4.90%)     8.29%
Standard & Poor's 500 Index                 6.69%      (3.16%)    10.79%
Consumer Price Index                        3.82%       2.63%      2.51%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                   INDEX AND THE LEHMAN MUNICIPAL BOND INDEX


[GRAPHIC OMITTED]


 LEHMAN MUNICIPAL BOND INDEX:    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
 ----------------------------    ---------------------------------------

      DATE       BALANCE                  DATE         BALANCE
      ----       -------                  ----          ------
    03/31/95      10,000                03/31/95        10,000
    06/30/95      10,241                06/30/95        10,221
    09/30/95      10,535                09/30/95        10,424
    12/31/95      10,970                12/31/95        10,714
    03/31/96      10,838                03/31/96        10,651
    06/30/96      10,921                06/30/96        10,717
    09/30/96      11,172                09/30/96        10,894
    12/31/96      11,456                12/31/96        11,129
    03/31/97      11,429                03/31/97        11,118
    06/30/97      11,823                06/30/97        11,417
    09/30/97      12,179                09/30/97        11,659
    12/31/97      12,509                12/31/97        11,916
    03/31/98      12,654                03/31/98        12,008
    06/30/98      12,846                06/30/98        12,150
    09/30/98      13,241                09/30/98        12,508
    12/31/98      13,320                12/31/98        12,560
    03/31/99      13,438                03/31/99        12,599
    06/30/99      13,201                06/30/99        12,405
    09/30/99      13,148                09/30/99        12,399
    12/31/99      13,046                12/31/99        12,341
    03/31/00      13,428                03/31/00        12,605
    06/30/00      13,630                06/30/00        12,745
    09/30/00      13,960                09/30/00        13,002
    12/31/00      14,571                12/31/00        13,450
    03/31/01      14,894                03/31/01        13,735
    06/30/01      14,991                06/30/01        13,800
    09/30/01      15,412                09/30/01        14,117
    12/31/01      15,318                12/31/01        14,048
    03/31/02      15,462                03/31/02        14,156
    06/30/02      16,028                06/30/02        14,600
    09/30/02      16,789                09/30/02        15,205
    12/31/02      16,789                12/31/02        15,219
    03/31/03      16,991                03/31/03        15,323
    06/30/03      17,429                06/30/03        15,634
    09/30/03      17,443                09/30/03        15,620
    12/31/03      17,681                12/31/03        15,723
    03/31/04      17,987                03/31/04        15,875
    06/30/04      17,561                06/30/04        15,875
    09/30/04      18,242                09/30/04        15,875
    12/31/04      18,470                12/31/04        15,875
    03/31/05      18,464                03/31/05        15,875



LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
-----------------------------------------

      DATE           BALANCE
      ----           -------
    03/31/95          10,000
    06/30/95          10,225
    09/30/95          10,470
    12/31/95          10,751
    03/31/96          10,692
    06/30/96          10,740
    09/30/96          10,937
    12/31/96          11,178
    03/31/97          11,175
    06/30/97          11,471
    09/30/97          11,752
    12/31/97          12,005
    03/31/98          12,120
    06/30/98          12,268
    09/30/98          12,608
    12/31/98          12,680
    03/31/99          12,751
    06/30/99          12,537
    09/30/99          12,545
    12/31/99          12,506
    03/31/00          12,726
    06/30/00          12,880
    09/30/00          13,149
    12/31/00          13,590
    03/31/01          13,897
    06/30/01          14,000
    09/30/01          14,363
    12/31/01          14,242
    03/31/02          14,345
    06/30/02          14,852
    09/30/02          15,427
    12/31/02          15,431
    03/31/03          15,583
    06/30/03          15,926
    09/30/03          15,958
    12/31/03          16,103
    03/31/04          16,290
    06/30/04          15,969
    09/30/04          16,446
    12/31/04          16,562
    03/31/05          16,440


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR      5 YEARS    10 YEARS
The Jamestown Tax Exempt Virginia Fund      0.19%       4.76%      4.75%
Lipper Intermediate Municipal Fund Index    0.92%       5.26%      5.10%
Lehman Municipal Bond Index                 2.65%       6.58%      6.32%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST
                               INDEX (EAFE INDEX)


[GRAPHIC OMITTED]


   MORGAN STANLEY EUROPE, AUSTRALIA
   ------------------------------     THE JAMESTOWN INTERNATIONAL EQUITY FUND
   AND FAR EAST INDEX (EAFE INDEX)    ---------------------------------------
   ------------------------------

      DATE       BALANCE                        DATE         BALANCE
      ----       -------                        ----         -------
    04/30/96      10,000                      04/16/96        10,000
    06/30/96       9,871                      06/30/96         9,820
    09/30/96       9,859                      09/30/96         9,539
    12/31/96      10,016                      12/31/96         9,770
    03/31/97       9,860                      03/31/97         9,850
    06/30/97      11,138                      06/30/97        11,407
    09/30/97      11,059                      09/30/97        11,899
    12/31/97      10,193                      12/31/97        10,984
    03/31/98      11,693                      03/31/98        12,773
    06/30/98      11,817                      06/30/98        13,370
    09/30/98      10,138                      09/30/98        11,527
    12/31/98      12,232                      12/31/98        13,615
    03/31/99      12,402                      03/31/99        13,879
    06/30/99      12,717                      06/30/99        14,490
    09/30/99      13,277                      09/30/99        15,366
    12/31/99      15,532                      12/31/99        19,008
    03/31/00      15,517                      03/31/00        19,341
    06/30/00      14,902                      06/30/00        17,682
    09/30/00      13,701                      09/30/00        16,245
    12/31/00      13,333                      12/31/00        15,128
    03/31/01      11,501                      03/31/01        12,902
    06/30/01      11,380                      06/30/01        12,486
    09/30/01       9,787                      09/30/01        10,231
    12/31/01      10,469                      12/31/01        11,003
    03/31/02      10,522                      03/31/02        11,139
    06/30/02      10,299                      06/30/02        10,643
    09/30/02       8,267                      09/30/02         8,361
    12/31/02       8,800                      12/31/02         8,782
    03/31/03       8,078                      03/31/03         7,889
    06/30/03       9,634                      06/30/03         9,377
    09/30/03      10,417                      09/30/03         9,965
    12/31/03      12,195                      12/31/03        11,398
    03/31/04      12,723                      03/31/04        11,851
    06/30/04      12,751                      06/30/04        11,801
    09/30/04      12,715                      09/30/04        11,486
    12/31/04      14,663                      12/31/04        13,289
    03/31/05      14,640                      03/31/05        13,096


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR    5 YEARS  SINCE INCEPTION*
The Jamestown International Equity Fund    10.51%    (7.50%)       3.06%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)              15.07%    (1.16%)       4.36%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was April 16, 1996.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                        % OF
-----------------------------------    TEN LARGEST EQUITY HOLDINGS    NET ASSETS
                                       -----------------------------------------
  [GRAPHIC OMITTED]                    PepsiCo, Inc.                     2.1%
                                       Bank of America Corporation       2.0%
Common Stocks             66.4%        ITT Industries, Inc.              2.0%
Fixed Income              29.5%        ChevronTexaco Corporation         1.9%
Cash Equivalents           4.1%        Citigroup, Inc.                   1.9%
                                       Illinois Tool Works, Inc.         1.9%
                                       WellPoint, Inc.                   1.9%
                                       Noble Drilling Corporation        1.9%
                                       Amgen, Inc.                       1.8%
                                       Goldman Sachs Group, Inc.         1.7%


EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (66.4% OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                          THE
                                        JAMESTOWN
                                         BALANCED     S&P 500
                                           FUND        INDEX
--------------------------------------------------------------
Consumer Discretionary                      8.9%        11.5%
Consumer Staples                            7.7%        10.3%
Energy                                      7.7%         8.8%
Financials                                 14.6%        19.8%
Health Care                                17.8%        13.0%
Industrials                                17.2%        11.9%
Information Technology                     19.1%        15.1%
Materials                                   6.0%         3.3%
Telecommunication Services                  1.0%         3.1%
Utilities                                   0.0%         3.2%


FIXED-INCOME PORTFOLIO (29.5% OF PORTFOLIO)      SECTOR BREAKDOWN
-------------------------------------------      -------------------------------
Average Stated Maturity (Years)     3.88         U.S. Treasury             9.8%
Average Duration (Years)            3.06         U.S. Government Agency   18.3%
Average Coupon                     5.85%         Mortgage-Backed          17.6%
Average Yield to Maturity          4.40%         Corporate                51.9%
                                                 Municipal                 1.4%
                                                 Regional Authority        1.0%

                         CREDIT QUALITY
                         --------------------------------
                         AAA                         1.4%
                         AA                         13.8%
                         A                          28.3%
                         BAA                        10.7%
                         U.S. Treasury               9.7%
                         U.S. Government Agency     36.1%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
----------------------------------   TEN LARGEST HOLDINGS             NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    PepsiCo, Inc.                        3.1%
                                     Bank of America Corporation          3.0%
Common Stocks             99.8%      ITT Industries, Inc.                 3.0%
Cash Equivalents           0.2%      Illinois Tool Works, Inc.            2.9%
                                     Noble Drilling Corporation           2.8%
                                     Citigroup, Inc.                      2.8%
                                     ChevronTexaco Corporation            2.8%
                                     WellPoint, Inc.                      2.8%
                                     Amgen, Inc.                          2.6%
                                     Teva Pharmaceutical Industries Ltd.  2.5%


INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                            (% of Portfolio)

                                           THE
                                         JAMESTOWN
                                          EQUITY       S&P 500
                                           FUND         INDEX
--------------------------------------------------------------
Consumer Discretionary                      8.7%        11.5%
Consumer Staples                            7.1%        10.3%
Energy                                      7.7%         8.8%
Financials                                 14.5%        19.8%
Health Care                                17.5%        13.0%
Industrials                                17.6%        11.9%
Information Technology                     19.6%        15.1%
Materials                                   6.0%         3.3%
Telecommunication Services                  1.1%         3.1%
Utilities                                   0.0%         3.2%
Cash Equivalents                            0.2%         0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

          CHARACTERISTICS                 MATURITY BREAKDOWN (% OF PORTFOLIO)
        (WEIGHTED AVERAGE)               ---------------------------------------
---------------------------------------
Current Yield                   3.30%              [GRAPHIC OMITTED]
Tax-Equivalent Yield            5.08%*
Average Maturity            4.3 years          0-2 Years          25%
Average Duration            3.7 years          2-5 Years          40%
Average Quality                   AA+          5-10 Years         32%
Number of Issues                   35          10+ Years           3%


CREDIT QUALITY (% OF PORTFOLIO)          SECTOR DIVERSIFICATION (% OF PORTFOLIO)
---------------------------------------  ---------------------------------------

      [GRAPHIC OMITTED]                           [GRAPHIC OMITTED]

AAA             66.9%                    Revenues                  45.0%
AA              33.1%                    Government Guaranteed     27.4%
                                         Floating Rate Notes        4.0%
                                         General Obligations       21.7%
                                         Cash                       1.9%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================


ASSET ALLOCATION                                                       % OF
-------------------------------   TEN LARGEST HOLDINGS     COUNTRY   NET ASSETS
                                  ----------------------------------------------
[GRAPHIC OMITTED]                 Repsol YPF SA             Spain       2.7%
                                  GlaxoSmithKline PLC  United Kingdom   2.5%
Common Stocks      97.3%          ENI SpA                   Italy       2.2%
Cash Equivalents    2.7%          Royal Dutch Petroleum
                                   Company               Netherlands    2.0%
                                  WMC Resources Ltd.      Australia     1.7%
                                  Land Securities
                                   Group PLC            United Kingdom  1.7%
                                  Sumitomo Mitsui
                                   Financial Group, Inc.    Japan       1.7%
                                  Nomura Holdings, Inc.     Japan       1.7%
                                  ITOCHU Corporation        Japan       1.7%
                                  Siemens AG               Germany      1.6%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                            THE
                                         JAMESTOWN     MORGAN
                                       INTERNATIONAL   STANLEY
                                           EQUITY       EAFE
                                            FUND        INDEX
                                        ----------------------
Australia                                   3.6%         5.2%
France                                      7.6%         9.6%
Germany                                    13.0%         6.9%
Greece                                      1.0%         0.6%
Italy                                       5.1%         4.2%
Japan                                      24.9%        21.5%
Netherlands                                 8.7%         5.0%
Singapore                                   1.3%         0.8%
Spain                                       3.7%         4.0%
Sweden                                      3.2%         2.5%
Switzerland                                 6.5%         6.8%
United Kingdom                             17.0%        25.2%
Other                                       1.7%         7.7%
Cash Equivalents                            2.7%         0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================================================
                                                                                    JAMESTOWN      JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA        EQUITY
                                                       FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost .......................... $ 53,067,830    $ 34,654,651    $ 30,631,219    $ 17,200,930
                                                   ============    ============    ============    ============
    At value (Note 1) ............................ $ 62,256,151    $ 42,179,293    $ 31,615,486    $ 19,709,185
  Cash ...........................................         --              --              --           529,270
  Cash denominated in
    foreign currency(a) (Note 5) .................         --              --              --             1,679
  Dividends and interest receivable ..............      266,546          31,066         379,557          61,458
  Receivable for securities sold .................      244,688         562,729            --              --
  Receivable for capital shares sold .............       23,213           6,039         100,000            --
  Other assets ...................................        2,861          10,942           6,202           2,518
                                                   ------------    ------------    ------------    ------------
    TOTAL ASSETS .................................   62,793,459      42,790,069      32,101,245      20,304,110
                                                   ------------    ------------    ------------    ------------

LIABILITIES
  Bank overdraft .................................         --           362,227            --              --
  Distributions payable ..........................       72,179         134,492          19,485             987
  Payable for securities purchased ...............      421,504            --           489,616            --
  Payable for capital shares redeemed ............       18,492          11,007          19,083             530
  Accrued investment advisory fees (Note 3) ......       34,733          24,339           9,808          11,458
  Accrued administration fees (Note 3) ...........        6,900           5,200           3,800           3,500
  Other accrued expenses .........................        4,959            --              --            21,850
                                                   ------------    ------------    ------------    ------------
    TOTAL LIABILITIES ............................      558,767         537,265         541,792          38,325
                                                   ------------    ------------    ------------    ------------

NET ASSETS ....................................... $ 62,234,692    $ 42,252,804    $ 31,559,453    $ 20,265,785
                                                   ============    ============    ============    ============


Net assets consist of:
  Paid-in capital ................................ $ 53,251,448    $ 34,795,172    $ 30,598,941    $ 35,066,020
  Undistributed (overdistributed) net
    investment income ............................      (73,816)            450           8,888           6,207
  Accumulated net realized losses
    from security transactions ...................     (131,261)        (67,460)        (32,643)    (17,314,682)
  Net unrealized appreciation
    on investments ...............................    9,188,321       7,524,642         984,267       2,508,255
  Net unrealized appreciation/depreciation
    on translation of assets and liabilities in
    foreign currencies ...........................         --              --              --               (15)
                                                   ------------    ------------    ------------    ------------
Net assets ....................................... $ 62,234,692    $ 42,252,804    $ 31,559,453    $ 20,265,785
                                                   ============    ============    ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
   no par value) .................................    4,169,987       2,388,559       3,086,644       1,962,785
                                                   ============    ============    ============    ============


Net asset value, offering price and redemption
  price per share(b) ............................. $      14.92    $      17.69    $      10.22    $      10.33
                                                   ============    ============    ============    ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $1,679.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.


12

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================================================
                                                                                    JAMESTOWN      JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA        EQUITY
                                                       FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ...................................... $    647,815    $    684,647    $       --      $    503,885
  Foreign withholding taxes on dividends .........         --              --              --           (66,162)
  Interest .......................................    1,074,569          22,372       1,375,726           1,434
                                                   ------------    ------------    ------------    ------------
    TOTAL INVESTMENT INCOME ......................    1,722,384         707,019       1,375,726         439,157
                                                   ------------    ------------    ------------    ------------

EXPENSES
  Investment advisory fees (Note 3) ..............      406,153         299,497         128,185         197,943
  Administration fees (Note 3) ...................       81,349          63,939          46,385          39,605
  Custodian fees .................................       11,171           9,371           5,322          57,016
  Professional fees ..............................       18,742          15,986          13,986          17,692
  Trustees' fees and expenses ....................       10,561          10,561          10,561          10,561
  Registration fees ..............................       13,833          13,442           1,924          12,724
  Pricing costs ..................................        8,954           1,648           5,847          30,993
  Postage and supplies ...........................        7,451           7,586           5,773           5,170
  Insurance expense ..............................        4,521           3,794           2,629           1,826
  Printing of shareholder reports ................        2,731           3,967           1,540           2,046
  Compliance fees (Note 3) .......................        5,015           3,690           2,560           1,485
  Other expenses .................................        4,340           5,942           6,021           4,579
                                                   ------------    ------------    ------------    ------------
    TOTAL EXPENSES ...............................      574,821         439,423         230,733         381,640
  Fees waived by the Adviser (Note 3) ............         --              --            (9,614)        (97,577)
  Expenses reimbursed through a brokerage
    arrangement (Note 4) .........................      (24,000)        (24,000)           --              --
                                                   ------------    ------------    ------------    ------------
    NET EXPENSES .................................      550,821         415,423         221,119         284,063
                                                   ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ............................    1,171,563         291,596       1,154,607         155,094
                                                   ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON  INVESTMENTS
  AND FOREIGN  CURRENCIES (NOTE 5)
  Net realized gains (losses) from:
    Security transactions ........................    2,503,054       2,936,243          31,027       2,520,865
    Foreign currency transactions ................         --              --              --            (9,732)
  Net  change in unrealized appreciation/
    depreciation on:
    Investments ..................................   (1,945,221)     (1,239,526)     (1,106,925)       (782,364)
    Foreign currency translation .................         --              --              --            (1,411)
                                                   ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES .........................      557,833       1,696,717      (1,075,898)      1,727,358
                                                   ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ................................ $  1,729,396    $  1,988,313    $     78,709    $  1,882,452
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.


                                                                                                              13

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                             JAMESTOWN                      JAMESTOWN
                                                           BALANCED FUND                    EQUITY FUND
                                                  --------------------------------------------------------------
                                                        YEAR           YEAR            YEAR             YEAR
                                                        ENDED          ENDED           ENDED            ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                        2005            2004            2005            2004
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .......................... $  1,171,563    $  1,151,574    $    291,596    $    125,620
  Net realized gains on
    security transactions ........................    2,503,054       4,199,003       2,936,243       2,588,909
  Net change in unrealized appreciation/
    depreciation on investments ..................   (1,945,221)      6,717,187      (1,239,526)      8,914,790
                                                   ------------    ------------    ------------    ------------
Net increase in net assets
  from operations ................................    1,729,396      12,067,764       1,988,313      11,629,319
                                                   ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income ............................   (1,211,016)     (1,223,055)       (291,146)       (127,664)
  From net realized gains from
    security transactions ........................   (2,479,946)     (3,352,848)     (2,982,053)     (1,325,502)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from
  distributions to shareholders ..................   (3,690,962)     (4,575,903)     (3,273,199)     (1,453,166)
                                                   ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................    2,063,209       3,140,462       2,989,063       4,251,916
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............    3,472,724       4,290,910       3,081,869       1,353,892
  Payments for shares redeemed ...................   (5,177,280)    (16,424,954)    (12,719,998)     (4,214,310)
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions .....................      358,653      (8,993,582)     (6,649,066)      1,391,498
                                                   ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................................   (1,602,913)     (1,501,721)     (7,933,952)     11,567,651

NET ASSETS
  Beginning of year ..............................   63,837,605      65,339,326      50,186,756      38,619,105
                                                   ------------    ------------    ------------    ------------
  End of year .................................... $ 62,234,692    $ 63,837,605    $ 42,252,804    $ 50,186,756
                                                   ============    ============    ============    ============

UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME .......................... $    (73,816)   $    (83,209)   $        450     $      --
                                                   ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................      134,979         208,358         162,067         246,616
  Reinvested .....................................      230,750         282,740         173,805          74,222
  Redeemed .......................................     (340,541)     (1,093,653)       (692,771)       (244,294)
                                                   ------------    ------------    ------------    ------------
  Net increase (decrease) in shares outstanding ..       25,188        (602,555)       (356,899)         76,544
  Shares outstanding, beginning of year ..........    4,144,799       4,747,354       2,745,458       2,668,914
                                                   ------------    ------------    ------------    ------------
  Shares outstanding, end of year ................    4,169,987       4,144,799       2,388,559       2,745,458
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.


14

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                      JAMESTOWN TAX EXEMPT                     JAMESTOWN
                                                          VIRGINIA FUND              INTERNATIONAL EQUITY FUND
                                                  --------------------------------------------------------------
                                                        YEAR           YEAR            YEAR             YEAR
                                                        ENDED          ENDED           ENDED            ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                        2005            2004            2005            2004
----------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income .......................... $  1,154,607    $  1,215,391    $    155,094    $    135,044
  Net realized gains (losses) from:
    Security transactions ........................       31,027         141,046       2,520,865       1,481,570
    Foreign currency transactions ................         --              --            (9,732)         22,537
  Net change in unrealized appreciation/
    depreciation on:
    Investments ..................................   (1,106,925)        (95,839)       (782,364)      7,758,606
    Foreign currency translation .................         --              --            (1,411)         (5,493)
                                                   ------------    ------------    ------------    ------------
Net increase in net assets
  from operations ................................       78,709       1,260,598       1,882,452       9,392,264
                                                   ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................   (1,141,162)     (1,211,959)       (157,727)       (128,007)
  From net realized gains from foreign
    currency transactions ........................         --              --              --           (22,537)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from distributions
  to shareholders ................................   (1,141,162)     (1,211,959)       (157,727)       (150,544)
                                                   ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................    3,119,028       4,145,836       1,122,011       1,190,078
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............      866,777         856,576         152,797         146,131
  Proceeds from redemption fees collected ........         --              --              --               400
  Payments for shares redeemed ...................   (4,966,001)     (7,872,504)     (3,892,103)    (10,728,264)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from
  capital share transactions .....................     (980,196)     (2,870,092)     (2,617,295)     (9,391,655)
                                                   ------------    ------------    ------------    ------------

TOTAL DECREASE IN
  NET ASSETS .....................................   (2,042,649)     (2,821,453)       (892,570)       (149,935)

NET ASSETS
  Beginning of year ..............................   33,602,102      36,423,555      21,158,355      21,308,290
                                                   ------------    ------------    ------------    ------------
  End of year .................................... $ 31,559,453    $ 33,602,102    $ 20,265,785    $ 21,158,355
                                                   ============    ============    ============    ============

UNDISTRIBUTED NET
  INVESTMENT INCOME .............................. $      8,888    $     11,446    $      6,207    $     18,572
                                                   ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................      301,917         394,610         111,780         139,029
  Reinvested .....................................       83,713          81,178          14,839          16,552
  Redeemed .......................................     (479,453)       (743,152)       (410,618)     (1,287,783)
                                                   ------------    ------------    ------------    ------------
  Net decrease in shares outstanding .............      (93,823)       (267,364)       (283,999)     (1,132,202)
  Shares outstanding, beginning of year ..........    3,180,467       3,447,831       2,246,784       3,378,986
                                                   ------------    ------------    ------------    ------------
  Shares outstanding, end of year ................    3,086,644       3,180,467       1,962,785       2,246,784
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003          2002(a)          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $     15.40    $     13.76    $     15.66    $     16.78    $     19.83
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.29           0.27           0.31           0.32           0.35
  Net realized and unrealized gains
   (losses) on investments ......................         0.14           2.48          (1.88)         (0.86)         (2.82)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.43           2.75          (1.57)         (0.54)         (2.47)
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from and/or in excess of
    net investment income .......................        (0.30)         (0.29)         (0.33)         (0.35)         (0.35)
  Distributions from net realized gains .........        (0.61)         (0.82)            --          (0.23)         (0.23)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.91)         (1.11)         (0.33)         (0.58)         (0.58)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     14.92    $     15.40    $     13.76    $     15.66    $     16.78
                                                   ===========    ===========    ===========    ===========    ===========

Total return (b) ................................         2.83%         20.29%        (10.06%)        (3.22%)       (12.65%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    62,235    $    63,838    $    65,339    $    96,824    $   109,333
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of gross expenses to average net assets ...         0.92%          0.91%          0.90%          0.86%          0.87%

Ratio of net expenses to average net assets(c) ..         0.88%          0.88%          0.87%          0.83%          0.85%

Ratio of net investment income to
  average net assets ............................         1.87%          1.77%          2.12%          1.97%          1.84%

Portfolio turnover rate .........................           29%            36%            38%            62%            64%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide  for
     Investment  Companies and began amortizing  premiums on debt securities and began  recording  paydown gains and  losses as  adjustments  to  interest  income.  Had the Fund not adopted these new provisions,  the net investment  income  per share would have been $0.34 and the ratio of net  investment  income to average net assets  would have been 2.07%.  Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Ratios were determined  based on net expenses after expense  reimbursements through a  brokerage arrangement  (Note 4).

See accompanying notes to financial statements.








16

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003           2002            2001
----------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ............  $     18.28    $     14.47    $     18.40    $     19.94    $     26.02
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.12           0.05           0.04           0.06             --
  Net realized and unrealized gains
   (losses) on investments ......................         0.65            4.3          (3.93)         (1.54)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.77           4.35          (3.89)         (1.48)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------
Less distributions:
  Dividends from net investment income ..........        (0.12)         (0.05)         (0.04)         (0.06)            --
  Distributions from net realized gains .........        (1.24)         (0.49)            --             --          (0.57)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (1.36)         (0.54)         (0.04)         (0.06)         (0.57)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     17.69    $     18.28    $     14.47    $     18.40    $     19.94
                                                   ===========    ===========    ===========    ===========    ===========

Total return(a) .................................         4.34%         30.10%        (21.15%)        (7.42%)       (21.49%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    42,253    $    50,187    $    38,619    $    54,807    $    60,914
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of gross expenses to average net assets ...         0.95%          0.94%          0.96%          0.90%          0.90%

Ratio of net expenses to average net assets(b) ..         0.90%          0.88%          0.89%          0.86%          0.88%

Ratio of net investment income
  (loss) to average net assets ..................         0.63%          0.27%          0.25%          0.31%         (0.01%)

Portfolio turnover rate .........................           34%            52%            60%            89%            83%

(a)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Ratios were determined  based on net expenses after expense  reimbursements through  a  brokerage arrangement (Note 4).

See accompanying notes to financial statements.




                                                                                                                          17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003          2002(a)          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $     10.57    $     10.56    $     10.12    $     10.22    $      9.79
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.37           0.37           0.38           0.41           0.43
  Net realized and unrealized gains
   (losses) on investments ......................        (0.35)          0.00(b)        0.44          (0.10)          0.43
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.02           0.37           0.82           0.31           0.86
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ..........        (0.37)         (0.36)         (0.38)         (0.41)         (0.43)
  Distributions from net realized gains .........           --             --             --             --             --
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.37)         (0.36)         (0.38)         (0.41)         (0.43)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     10.22    $     10.57    $     10.56    $     10.12    $     10.22
                                                   ===========    ===========    ===========    ===========    ===========

Total return(c) .................................         0.19%          3.61%          8.24%          3.04%          8.97%
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    31,559    $    33,602    $    36,424    $    33,896    $    30,182
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(d) ..         0.69%          0.69%          0.69%          0.68%          0.68%

Ratio of net investment income to
  average net assets ............................         3.60%          3.46%          3.68%          4.02%          4.31%

Portfolio turnover rate .........................           15%            43%            28%            27%            47%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide  for
     Investment  Companies  and began accreting  market  discount on debt securities.  Had the  Fund not  adopted  this  new provision,  the ratio of net  investment  income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Represents less than a penny per share.

(c)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Absent investment advisory fees  voluntarily  waived by the Adviser,  the ratio of expenses to average net assets would have been 0.72%,  0.74% and 0.70% for the years ended March 31, 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.

18

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003           2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $      9.42    $      6.31    $      8.98    $     10.56    $     17.99
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income (loss) ..................         0.08           0.05           0.06           0.01          (0.03)
  Net realized and unrealized gains (losses)
    on investments and foreign currencies .......         0.91           3.12          (2.69)         (1.47)         (5.48)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.99           3.17          (2.63)         (1.46)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ..........        (0.08)         (0.05)         (0.05)         (0.05)         (0.05)
  Return of capital .............................           --             --             --          (0.08)            --
  Distributions from net realized gains .........           --          (0.01)            --             --          (1.87)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.08)         (0.06)         (0.05)         (0.13)         (1.92)
                                                   -----------    -----------    -----------    -----------    -----------

Proceeds from redemption fees collected .........          --            0.00(a)        0.01           0.01            --
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     10.33    $      9.42    $      6.31    $      8.98    $     10.56
                                                   ===========    ===========    ===========    ===========    ===========

Total return(b) .................................        10.51%         50.22%        (29.18%)       (13.66%)       (33.29%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    20,266    $    21,158    $    21,308    $    44,022    $    59,664
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(c) ..         1.43%          1.38%          1.38%          1.38%          1.41%

Ratio of net investment income (loss)
  to average net assets .........................         0.78%          0.57%          0.60%          0.12%         (0.24%)

Portfolio turnover rate .........................          111%            78%            56%            80%            48%

(a)  Represents less than a penny per share.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Absent investment advisory fees  voluntarily  waived by the Adviser,  the ratio of expenses to average net assets would have been 1.92%, 1.77%, 1.70% and  1.51%  for the  years  ended  March  31,  2005,  2004,  2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
   SHARES   COMMON STOCKS -- 66.4%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 5.9%
    19,000  Home Depot, Inc. ...................................... $  726,560
    19,800  Staples, Inc. .........................................    622,314
    13,000  Target Corporation ....................................    650,260
    20,000  Viacom, Inc. - Class B ................................    696,600
    19,000  Wal-Mart Stores, Inc. .................................    952,090
                                                                    ----------
                                                                     3,647,824
                                                                    ----------
            CONSUMER STAPLES -- 5.1%
    16,500  Alberto-Culver Company ................................    789,690
    25,000  PepsiCo, Inc. .........................................  1,325,750
    16,300  Procter & Gamble Company (The) ........................    863,900
     6,000  SYSCO Corporation .....................................    214,800
                                                                    ----------
                                                                     3,194,140
                                                                    ----------
            ENERGY -- 5.1%
    11,500  Anadarko Petroleum Corporation ........................    875,150
    20,200  ChevronTexaco Corporation .............................  1,177,862
    20,000  Noble Drilling Corporation (a) ........................  1,124,200
                                                                    ----------
                                                                     3,177,212
                                                                    ----------
            FINANCIALS -- 9.7%
     5,400  Ambac Financial Group, Inc. ...........................    403,650
    10,000  American International Group, Inc. ....................    554,100
    28,000  Bank of America Corporation ...........................  1,234,800
    21,100  CIT Group, Inc. .......................................    801,800
    26,000  Citigroup, Inc. .......................................  1,168,440
     9,500  Goldman Sachs Group, Inc. .............................  1,044,905
    14,100  Prudential Financial, Inc. ............................    809,340
                                                                    ----------
                                                                     6,017,035
                                                                    ----------
            HEALTHCARE -- 11.8%
    18,500  Amgen, Inc. (a) .......................................  1,076,885
    14,200  Fisher Scientific International, Inc. (a) .............    808,264
    11,000  Johnson & Johnson .....................................    738,760
    14,000  Medtronic, Inc. .......................................    713,300
    38,000  Pfizer, Inc. ..........................................    998,260
    33,000  Teva Pharmaceutical Industries Ltd. ...................  1,023,000
     9,200  WellPoint, Inc. (a) ...................................  1,153,220
    10,500  Zimmer Holdings, Inc. (a) .............................    817,005
                                                                    ----------
                                                                     7,328,694
                                                                    ----------
            INDUSTRIALS -- 11.4%
     8,400  3M Company ............................................    719,796
     4,500  Caterpillar, Inc. .....................................    411,480
    37,000  Cendant Corporation ...................................    759,980
    17,000  Dover Corporation .....................................    642,430
     6,500  General Dynamics Corporation ..........................    695,825
    25,600  General Electric Company ..............................    923,136
    13,000  Illinois Tool Works, Inc. .............................  1,163,890
    13,500  ITT Industries, Inc. ..................................  1,218,240
    16,000  Norfolk Southern Corporation ..........................    592,800
                                                                    ----------
                                                                     7,127,577
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 66.4% (Continued)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 12.7%
    29,500  Accenture Ltd. - Class A (a) .......................... $  712,425
    12,000  Affiliated Computer Services, Inc. (a) ................    638,880
    42,000  Cisco Systems, Inc. (a) ...............................    751,380
    22,000  Dell Computer Corporation (a) .........................    845,240
    33,000  Intel Corporation .....................................    766,590
    13,000  Intuit, Inc. (a) ......................................    569,010
    21,500  Jabil Circuit, Inc. (a) ...............................    613,180
    11,800  Lexmark International, Inc. (a) .......................    943,646
    41,000  Microsoft Corporation .................................    990,970
    48,000  Oracle Corporation (a) ................................    599,040
    12,400  Qualcomm, Inc. ........................................    454,460
                                                                    ----------
                                                                     7,884,821
                                                                    ----------
            MATERIALS -- 4.0%
    20,000  Bemis Company, Inc. ...................................    622,400
    17,500  Dow Chemical Company (The) ............................    872,375
    21,000  Praxair, Inc. .........................................  1,005,060
                                                                    ----------
                                                                     2,499,835
                                                                    ----------
            TELECOMMUNICATIONS SERVICES -- 0.7%
    17,000  Vodafone Group PLC - ADR ..............................    451,520
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $32,697,980) ................$41,328,658
                                                                    ----------

================================================================================
PAR VALUE   U.S. TREASURY OBLIGATIONS -- 2.9%                          VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 2.5%
$1,000,000  7.00%, due 07/15/2006 ................................. $1,042,266
   500,000  4.00%, due 02/15/2014 .................................    482,520
                                                                    ----------
                                                                     1,524,786
                                                                    ----------
            U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.4%
   246,730  3.375%, due 01/15/2007 ................................    259,018
                                                                    ----------

            TOTAL U.S.TREASURY OBLIGATIONS (Cost $1,750,380)....... $1,783,804
                                                                    ----------

================================================================================
PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.4%                  VALUE
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.2%
$1,000,000  6.625%, due 09/15/2009 ................................ $1,086,853
   300,000  5.125%, due 07/15/2012 ................................    307,314
                                                                    ----------
                                                                     1,394,167
                                                                    ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
   800,000  7.00%, due 07/15/2005 .................................    808,922
   200,000  2.00%, due 10/21/2005 .................................    198,446
   700,000  6.00%, due 12/15/2005 .................................    711,872
   250,000  7.25%, due 01/15/2010 .................................    279,105
                                                                    ----------
                                                                     1,998,345
                                                                    ----------

            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost $3,252,650) ................................... $3,392,512
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 5.2%                         VALUE
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.6%
$   86,654  Pool #1471, 7.00%, due 03/01/2008 ..................... $   88,415
    35,984  Pool #1655, 6.50%, due 10/01/2008 .....................     36,218
   161,471  Pool #E00616, 6.00%, due 01/01/2014 ...................    166,882
    57,309  Pool #E90624, 6.00%, due 08/01/2017 ...................     59,230
                                                                    ----------
                                                                       350,745
                                                                    ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.8%
    36,632  Series #1993-18-PJ, 6.50%, due 12/01/2007 .............     36,849
   746,337  Pool #380512, 6.15%, due 08/01/2008 (b) ...............    771,525
   358,483  Pool #618465, 5.00%, due 12/01/2016 ...................    358,525
   278,190  Pool #255031,4.50%, due 12/01/2018 ....................    272,176
   401,401  Pool #255455, 5.00%, due 10/01/2024 ...................    396,286
    98,889  Pool #489757, 6.00%, due 04/01/2029 ...................    101,106
   455,566  Pool #808413, 5.50%, due 01/01/2035 ...................    456,568
                                                                    ----------
                                                                     2,393,035
                                                                    ----------
            GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.8%
    78,818  Pool #781344, 6.50%, due 10/01/2031 ...................     82,352
   404,585  Series #2003-102-PD, 4.25%, due 05/01/2033 ............    395,888
                                                                    ----------
                                                                       478,240
                                                                    ----------

            TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,207,771) .... $3,222,020
                                                                    ----------

================================================================================
PAR VALUE   CORPORATE BONDS -- 15.3%                                   VALUE
--------------------------------------------------------------------------------
            Abbott Laboratories,
$  220,000  5.625%, due 07/01/2006 ................................ $  224,092
            Alcoa, Inc.,
   250,000  6.50%, due 06/01/2011 .................................    272,768
            Allstate Corporation (The),
   150,000  6.125%, due 02/15/2012 ................................    159,753
            Anheuser-Busch Companies, Inc.,
   249,000  5.375%, due 09/15/2008 ................................    256,275
            BB&T Corporation
   325,000  6.50%, due 08/01/2011 .................................    354,655
            Burlington Resources, Inc.,
   350,000  6.68%, due 02/15/2011 .................................    380,425
            Citigroup, Inc.,
   200,000  5.00%, due 03/06/2007 .................................    202,843
            ConocoPhillips,
   200,000  4.75%, due 10/15/2012 .................................    198,720
            CVS Corporation,
   250,000  5.625%, due 03/15/2006 ................................    253,705
            Deutsche Telekom AG,
   300,000  8.50%, due 06/15/2010 .................................    345,024
            Donaldson Lufkin Jenrette, Inc.,
   500,000  6.875%, due 11/01/2005 ................................    509,159
            Dover Corporation,
   345,000  6.50%, due 02/15/2011 .................................    376,625

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 15.3% (Continued)                       VALUE
--------------------------------------------------------------------------------
            Duke Realty L.P., Medium Term Notes,
$  390,000  6.75%, due 05/30/2008 ................................. $  411,006
            FPL Group Capital, Inc.,
   300,000  7.375%, due 06/01/2009 ................................    330,353
            General Dynamics Corporation,
   125,000  4.25%, due 05/15/2013 .................................    119,207
            General Motors Corporation,
   250,000  6.125%, due 08/28/2007 ................................    243,779
            Goldman Sachs Group, Inc.,
   350,000  6.65%, due 05/15/2009 .................................    375,597
            GTE Northwest, Inc.,
   300,000  6.30%, due 06/01/2010 .................................    313,684
            HSBC Finance Corporation,
   300,000  6.40%, due 06/17/2008 .................................    316,303
            Illinois Tool Works, Inc.,
   216,000  5.75%, due 03/01/2009 .................................    226,241
            International Business Machines Corporation,
   175,000  4.375%, due 06/01/2009 ................................    174,114
            J.P. Morgan Chase & Company,
   300,000  6.75%, due 02/01/2011 .................................    328,446
            May Department Stores Company,
   260,000  5.95%, due 11/01/2008 .................................    268,474
            Morgan Stanley,
   250,000  5.30%, due 03/01/20013 ................................    251,419
            National City Corporation,
   575,000  7.20%, due 05/15/2005 .................................    577,531
            Pharmacia Corporation,
   250,000  5.75%, due 12/01/2005 .................................    253,643
            SBC Communciations, Inc., Medium Term Notes,
   400,000  6.875%, due 08/15/2006 ................................    414,399
            SunTrust Banks, Inc.
   300,000  6.00%, due 01/15/2028 .................................    323,153
            Union Camp Corporation,
   300,000  6.50%, due 11/15/2007 .................................    313,893
            United Technologies Corporation,
   250,000  6.10%, due 05/15/2012 .................................    269,987
            U.S. Bank, N.A.,
   200,000  4.80%, due 04/15/2015 .................................    194,372
            Wachovia Corporation,
   250,000  5.25%, due 08/01/2014 .................................    250,712
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $9,137,505)................ $9,490,357
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MUNICIPAL DEBT SECURITITES -- 0.4%                         VALUE
--------------------------------------------------------------------------------
            Virginia State Residential Authority, Infrastructure, Revenue,
$  230,000  5.90%, due 05/01/2011 (Cost $233,902) ................. $  243,239
                                                                    ----------

================================================================================
PAR VALUE   REGIONAL AUTHORITY BONDS -- 0.3%                           VALUE
--------------------------------------------------------------------------------
            Manitoba (Province of), Medium Term Notes,
$  205,000  5.50%, due 10/01/2008 (Cost $204,461) ................. $  212,380
                                                                    ----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES -- 3.3%                         VALUE
--------------------------------------------------------------------------------
$   14,371  American Family Financial Services, Inc., Demand
              Note, 2.52% ......................................... $   14,371
 1,365,041  U.S. Bank, N.A., Demand Note, 2.60% ...................  1,365,041
   703,995  Wisconsin Corporate Central Credit Union, Demand
              Note, 2.52% .........................................    703,995
                                                                    ----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $2,083,407) .... $2,083,407
                                                                    ----------

================================================================================
  SHARES    MONEY MARKET FUNDS -- 0.8%                                 VALUE
--------------------------------------------------------------------------------
   499,774  First American Tax Free Obligation Fund - Class A
              (Cost $499,774) ..................................... $  499,774
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 100.0% (Cost $53,067,830) $62,256,151

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%) .......    (21,459)
                                                                    ----------

             NET ASSETS -- 100.0% .................................$62,234,692
                                                                    ==========


(a)  Non-income producing security.

(b)  Fair value priced (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
  SHARES    COMMON STOCKS -- 99.8%                                    VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 8.7%
    19,000  Home Depot, Inc. ...................................... $  726,560
    21,100  Staples, Inc. .........................................    663,173
    13,000  Target Corporation ....................................    650,260
    19,000  Viacom, Inc. - Class B ................................    661,770
    19,000  Wal-Mart Stores, Inc. .................................    952,090
                                                                    ----------
                                                                     3,653,853
                                                                    ----------
            CONSUMER STAPLES -- 7.1%
    16,500  Alberto-Culver Company ................................    789,690
    25,000  PepsiCo, Inc. .........................................  1,325,750
    17,000  Procter & Gamble Company (The) ........................    901,000
                                                                    ----------
                                                                     3,016,440
                                                                    ----------
            ENERGY -- 7.7%
    12,000  Anadarko Petroleum Corporation ........................    913,200
    20,000  ChevronTexaco Corporation .............................  1,166,200
    21,000  Noble Drilling Corporation (a) ........................  1,180,410
                                                                    ----------
                                                                     3,259,810
                                                                    ----------
            FINANCIAL -- 14.5%
     5,900  Ambac Financial Group, Inc. ...........................    441,025
    11,000  American International Group, Inc. ....................    609,510
    29,000  Bank of America Corporation ...........................  1,278,900
    21,500  CIT Group, Inc. .......................................    817,000
    26,000  Citigroup, Inc. .......................................  1,168,440
     9,500  Goldman Sachs Group, Inc. .............................  1,044,905
    13,000  Prudential Financial, Inc. ............................    746,200
                                                                    ----------
                                                                     6,105,980
                                                                    ----------
            HEALTHCARE -- 17.5%
    19,000  Amgen, Inc. (a) .......................................  1,105,990
    14,000  Fisher Scientific International, Inc. (a) .............    796,880
    11,000  Johnson & Johnson .....................................    738,760
    14,000  Medtronic, Inc. .......................................    713,300
    37,000  Pfizer, Inc. ..........................................    971,990
    34,000  Teva Pharmaceutical Industries Ltd. ...................  1,054,000
     9,300  WellPoint, Inc. (a) ...................................  1,165,755
    11,000  Zimmer Holdings, Inc. (a) .............................    855,910
                                                                    ----------
                                                                     7,402,585
                                                                    ----------
            INDUSTRIALS -- 17.6%
     8,500  3M Company ............................................    728,365
     4,600  Caterpillar, Inc. .....................................    420,624
    38,500  Cendant Corporation ...................................    790,790
    18,000  Dover Corporation .....................................    680,220
     7,000  General Dynamics Corporation ..........................    749,350
    27,300  General Electric Company ..............................    984,438
    13,500  Illinois Tool Works, Inc. .............................  1,208,655
    14,000  ITT Industries, Inc. ..................................  1,263,360
    17,000  Norfolk Southern Corporation ..........................    629,850
                                                                    ----------
                                                                     7,455,652
                                                                    ----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.8% (Continued)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 19.6%
    31,500  Accenture Ltd. - Class A (a) .......................... $  760,725
    12,200  Affiliated Computer Services, Inc. (a) ................    649,528
    44,000  Cisco Systems, Inc. (a) ...............................    787,160
    24,000  Dell Computer Corporation (a) .........................    922,080
    35,000  Intel Corporation .....................................    813,050
    14,000  Intuit, Inc. (a) ......................................    612,780
    22,000  Jabil Circuit, Inc. (a) ...............................    627,440
    12,500  Lexmark International, Inc. (a) .......................    999,625
    42,000  Microsoft Corporation .................................  1,015,140
    51,000  Oracle Corporation (a) ................................    636,480
    12,500  Qualcomm, Inc. ........................................    458,125
                                                                    ----------
                                                                     8,282,133
                                                                    ----------
            MATERIALS -- 6.0%
    20,000  Bemis Company, Inc. ...................................    622,400
    18,000  Dow Chemical Company (The) ............................    897,300
    21,000  Praxair, Inc. .........................................  1,005,060
                                                                    ----------
                                                                     2,524,760
                                                                    ----------
            TELECOMMUNICATIONS SERVICES -- 1.1%
    18,000  Vodafone Group PLC - ADR ..............................    478,080
                                                                    ----------

            TOTAL COMMON STOCKS -- 99.8% (Cost $34,654,651) .......$42,179,293

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..........     73,511
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$42,252,804
                                                                    ==========


(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
    PAR     VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE    OBLIGATION (GO) BONDS -- 98.2%                             VALUE
--------------------------------------------------------------------------------
            Alexandria, Virginia, GO,
$1,000,000  5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 ... $1,085,930
            Arlington Co., Virginia, GO,
   990,000  5.40%, due 06/01/2014, prerefunded 06/01/2005 @ 101.5 .  1,009,929
            Chesapeake, Virginia, GO,
 1,000,000  5.50%, due 05/01/2011, prerefunded 05/01/2005 @ 102 ...  1,022,670
            Chesterfield Co., Virginia, GO,
    85,000  6.25%, due 07/15/2005 .................................     85,277
 1,000,000  4.75%, due 01/01/2013, prerefunded 01/01/2008 @ 100 ...  1,045,550
            Fairfax Co., Virginia, GO,
   450,000  5.00%, due 10/01/2011 .................................    489,078
            Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000  5.00%, due 06/01/2018 .................................  1,061,890
            Hampton, Virginia, GO,
 1,000,000  5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ...  1,113,760
            Hanover Co., Virginia, GO,
 1,000,000  5.125%, due 07/15/2013 ................................  1,076,700
            Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000  6.50%, due 08/15/2009 .................................  1,122,790
            Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000  5.50%, due 11/01/2008 .................................  1,079,820
            James City, Virginia, Service Authority, Water and Sewer,
 1,000,000  Revenue, 5.125%, due 01/15/2017 .......................  1,073,410
            Loudoun Co., Virginia, Industrial Dev. Authority,
 1,000,000  Public Facility Lease, Revenue, 5.00%, due 03/01/2019 .  1,053,380
            Medical College of Virginia, Hospitals Authority, Revenue,
   700,000  5.00%, due 07/01/2013 .................................    740,915
            Newport News, Virginia, GO,
 1,000,000  5.625%, due 07/01/2014, prerefunded 07/01/2005 @ 102 ..  1,028,100
            Norfolk, Virginia, Water, Revenue,
 1,000,000  5.00%, due 11/01/2016 .................................  1,057,680
            Pamunkey, Virginia, Regional Jail Authority, Jail
              Facility, Revenue,
 1,000,000  5.70%, due 07/01/2010, prerefunded 07/01/2006 @ 102 ...  1,056,560
            Portsmouth, Virginia, GO,
   800,000  5.00%, due 08/01/2017 .................................    835,120
            Richmond, Virginia, GO,
 1,000,000  5.45%, due 01/15/2008 .................................  1,065,170
            Richmond, Virginia, Industrial Dev. Authority,
              Government Facilities, Revenue,
 1,010,000  4.75%, due 07/15/2010 .................................  1,072,782
            Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000  5.25%, due 07/15/2014 .................................  1,102,490
            Roanoke, Virginia, GO,
   185,000  5.00%, due 08/01/2009, prerefunded 08/01/2006 @ 102 ...    194,191
   815,000  5.00%, due 08/01/2009 .................................    853,321
            Roanoke, Virginia, Industrial Dev. Authority, Hospital,
              Revenue,
 1,250,000  2.23%, floating rate, due 07/01/2027 ..................  1,250,000
            Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000  5.00%, due 07/01/2015 .................................  1,079,280

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE     OBLIGATION (GO) BONDS -- 98.2% (Continued)                 VALUE
--------------------------------------------------------------------------------
            Spotsylvania County, Virginia, GO,
$  500,000  5.00%, due 01/15/2016 ................................. $  537,480
            Suffolk, Virginia, GO,
   350,000  5.80%, due 06/01/2011, prerefunded 06/01/2006 @ 102 ...    369,442
 1,000,000  5.00%, due 12/01/2015 .................................  1,056,520
            University of Virginia, Revenue,
 1,000,000  5.25%, due 06/01/2012 .................................  1,080,880
            Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000  5.00%, due 07/01/2015, prerefunded 07/01/2006 @ 102 ...    733,614
            Virginia Beach, Virginia, GO,
   800,000  5.25%, due 08/01/2010 .................................    857,128
            Virginia Commonwealth Transportation Board, Revenue,
   850,000  7.25%, due 05/15/2020 .................................    929,007
            Virginia Residential Authority, Revenue,
   500,000  5.50%, due 05/01/2017 .................................    546,045
            Virginia State Housing Dev. Authority, Multi-Family,
   150,000  Revenue, 6.30%, due 11/01/2015 ........................    153,201
            Virginia State Public School Authority, Revenue,
 1,000,000  5.25%, due 08/01/2009 .................................  1,080,060
                                                                    ----------

            TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
              OBLIGATION (GO) BONDS (Cost $30,014,903) ............$30,999,170
                                                                    ----------

================================================================================
  SHARES    MONEY MARKET FUNDS -- 2.0%                                 VALUE
--------------------------------------------------------------------------------
   616,316  First American Tax Free Obligation Fund -
              Class A (Cost $616,316) ............................. $  616,316
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 100.2% (Cost $30,631,219) $31,615,486

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)........    (56,033)
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$31,559,453
                                                                    ==========


See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
  SHARES    COMMON STOCKS -- 97.3%                                     VALUE
--------------------------------------------------------------------------------
            AUSTRALIA -- 3.6%
    57,710  Alumina Ltd. (b) ...................................... $  121,090
     8,671  BHP Billiton Ltd. (b) .................................    263,626
    57,710  WMC Resources Ltd. (b) ................................    352,991
                                                                    ----------
                                                                       737,707
                                                                    ----------
            CANADA -- 0.3%
     3,718  Placer Dome, Inc. .....................................     60,306
                                                                    ----------

            FINLAND -- 0.3%
     4,563  Nokia Oyj - ADR .......................................     70,407
                                                                    ----------

            FRANCE - 7.6%
     3,820  Accor SA (b) ..........................................    187,509
    18,310  Alcatel SA (b) ........................................    221,740
     1,689  Casino Guichard-Perrachon SA (b) ......................    142,381
     3,436  Compagnie de Saint-Gobain (b) .........................    210,007
     1,719  France Telecom SA (b) .................................     51,525
     2,015  Renault SA (b) ........................................    180,463
     2,526  Sanofi-Aventis (b) ....................................    213,908
     4,795  Suez SA (b) ...........................................    129,468
     6,345  Vivendi Universal SA (b) ..............................    194,758
                                                                    ----------
                                                                     1,531,759
                                                                    ----------
            GERMANY -- 13.0%
     1,419  Allianz AG (b) ........................................    180,555
     1,639  Altana AG (b) .........................................    104,149
     4,959  Bayer AG (b) ..........................................    164,497
     4,452  Bayerische Hypo-und Vereinsbank AG (a) (b) ............    108,967
     1,716  Bayerische Motoren Werke AG (b) .......................     78,033
     3,903  DaimlerChrysler AG (b) ................................    175,204
     3,417  Deustche Bank AG (b) ..................................    295,422
     6,322  Infineon Technologies AG (a) (b) ......................     60,611
     3,166  KarstadtQuelle AG .....................................     31,889
       495  Lanxess AG (a) ........................................     10,171
     3,129  Metro AG (b) ..........................................    168,563
     1,710  Muencher Rueckversicherungs-Gesellschaft AG (b) .......    205,877
     1,283  SAP AG (b) ............................................    206,294
     3,071  Schering AG (b) .......................................    205,142
     4,194  Siemens AG (b) ........................................    332,006
     6,277  Volkswagon AG (b) .....................................    299,660
                                                                    ----------
                                                                     2,627,040
                                                                    ----------
            GREECE -- 1.0%
    11,485  Hellenic Telecommunications Organization SA (b) .......    203,026
                                                                    ----------

            HONG KONG -- 0.2%
   125,814  Air China Ltd. - Class H (a) ..........................     45,571
                                                                    ----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.3% (Continued)                         VALUE
--------------------------------------------------------------------------------
            ITALY -- 5.1%
     7,404  Assicurazioni Generali SpA (b) ........................ $  239,723
    28,459  Enel SpA (b) ..........................................    273,085
    17,050  ENI SpA (b) ...........................................    444,251
    54,750  Pirelli & C. SpA (b) ..................................     68,269
                                                                    ----------
                                                                     1,025,328
                                                                    ----------
            JAPAN -- 24.9%
    11,000  Bridgestone Corporation (b) ...........................    202,169
     2,700  Canon, Inc. (b) .......................................    144,630
    19,000  Daiwa Securities Group, Inc. (b) ......................    124,898
        45  East Japan Railway Company (b) ........................    242,118
       500  Electric Power Development Company Ltd. (b) ...........     15,412
    10,000  JSR Corporation (b) ...................................    197,280
    67,000  ITOCHU Corporation (b) ................................    337,317
     4,700  Ito-Yokado Company Ltd. (b) ...........................    187,403
     1,800  KYOCERA CORPORATION (b) ...............................    128,385
    10,200  MARUI COMPANY LTD. (b) ................................    137,020
    14,000  Matsushita Electric Industrial Company Ltd. (b) .......    206,015
        20  Millea Holdings, Inc. (b) .............................    290,866
    24,000  Mitsubishi Estate Company Ltd. (b) ....................    278,647
        23  Mitsubishi Tokyo Financial Group, Inc. (b) ............    198,628
    23,000  Nikko Cordial Corporation (b) .........................    114,891
    23,300  Nissan Motor Company Ltd. (b) .........................    238,689
    24,300  Nomura Holdings, Inc. (b) .............................    337,439
     1,800  ROHM COMPANY Ltd. (b) .................................    173,741
     4,500  SECOM Company Ltd. (b) ................................    187,112
     5,000  Seven-Eleven Japan Company, Ltd. (b) ..................    146,383
    14,000  Sharp Corporation (b) .................................    211,701
        50  Sumitomo Mitsui Financial Group, Inc. (b) .............    338,314
     4,050  T&D Holdings, Inc. (b) ................................    205,964
     3,100  Tokyo Electron Ltd. (b) ...............................    176,250
        42  UFJ Holdings, Inc. (b) ................................    220,480
                                                                    ----------
                                                                     5,041,752
                                                                    ----------
            NETHERLANDS -- 8.7%
     5,346  ABN AMRO Holdings NV (b) ..............................    132,932
     8,356  Aegon NV (b) ..........................................    112,933
     3,936  Akzo Nobel NV (b) .....................................    180,504
     7,823  Fortis (b) ............................................    223,926
     7,616  ING Groep NV (b) ......................................    230,687
    28,541  Koninklijke (Royal) KPN NV (b) ........................    256,089
     5,962  Koninklijke (Royal) Philips Electronics NV (b) ........    164,610
     6,783  Royal Dutch Petroleum Company (b) .....................    407,566
     1,951  VNU NV (b) ............................................     57,101
                                                                    ----------
                                                                     1,766,348
                                                                    ----------
            POLAND -- 0.2%
     5,340  Powszechna Kasa Oszczednosci Bank Polski SA (a) .......     47,255
                                                                    ----------

            PORTUGAL -- 0.7%
    31,605  EDP - Energias de Portugal, SA (b) ....................     88,381
    31,351  Sonae, S.G.P.S., SA (b) ...............................     47,239
                                                                    ----------
                                                                       135,620
                                                                    ----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.3% (Continued)                         VALUE
--------------------------------------------------------------------------------
            SINGAPORE -- 1.3%
    29,000  DBS Group Holdings Ltd. (b) ........................... $  261,731
                                                                    ----------

            SPAIN -- 3.7%
    20,241  Repsol YPF SA (b) .....................................    537,588
    12,307  Telefonica SA (a) (b) .................................    214,248
                                                                    ----------
                                                                       751,836
                                                                    ----------
            SWEDEN -- 3.2%
    28,174  Nordea Bank AB (b) ....................................    285,809
     9,937  Skandinaviska Enskilda Banken AB (b) ..................    189,215
    63,768  Telefonaktiebolaget LM Ericsson (a) (b) ...............    180,602
                                                                    ----------
                                                                       655,626
                                                                    ----------
            SWITZERLAND -- 6.5%
     5,330  Credit Suisse Group (b) ...............................    228,802
       660  Nestle SA (b) .........................................    181,490
     6,802  Novartis AG (b) .......................................    318,650
     1,884  Roche Holdings AG (b) .................................    202,720
       482  Swisscom AG (b) .......................................    177,502
     1,381  Swiss Re (b) ..........................................     99,285
       606  Zurich Financial Services AG (b) ......................    106,798
                                                                    ----------
                                                                     1,315,247
                                                                    ----------
            UNITED KINGDOM -- 17.0%
    29,614  BAE Systems PLC (b) ...................................    145,239
     6,020  Berkeley Group (The) PLC ..............................     91,629
    31,200  Cable & Wireless PLC (b) ..............................     76,181
    21,858  GlaxoSmithKline PLC (b) ...............................    501,379
    32,789  Imperial Chemical Industries PLC (b) ..................    166,201
    41,019  J Sainsbury PLC .......................................    224,585
    10,685  Kesa Electricals PLC (b) ..............................     60,955
    46,747  Kingfisher PLC (b) ....................................    254,988
    13,964  Land Securities Group PLC (b) .........................    340,953
    20,246  Lloyds TSB Group PLC (b) ..............................    182,181
    25,358  Pilkington PLC (b) ....................................     56,810
    24,729  Prudential PLC (b) ....................................    236,540
     6,847  Rio Tinto PLC (b) .....................................    221,338
    27,377  Rolls-Royce Group PLC (b) .............................    126,084
 1,368,850  Rolls-Royce Group PLC - B Shares ......................      2,651
    28,097  Shell Transport & Trading Company PLC (b) .............    252,774
    12,792  Whitbread PLC (b) .....................................    225,134
    40,215  William Morrison Supermarkets PLC (b) .................    149,088
   114,904  Woolworths Group PLC (b) ..............................    117,916
                                                                    ----------
                                                                     3,432,626
                                                                    ----------

            TOTAL COMMON STOCKS -- 97.3% (Cost $17,200,930)........$19,709,185

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.7% .........    556,601
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$20,265,786
                                                                    ==========


(a)  Non-income producing security.

(b)  Fair value priced (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2005 and March 31, 2004, proceeds from redemption fees total $0 and $400, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

================================================================================
The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                          EXEMPT-
                                      PERIODS   ORDINARY     LONG-TERM   INTEREST      TOTAL
                                      ENDED      INCOME    CAPITAL GAINS DIVIDENDS DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Jamestown Balanced Fund              3/31/05   $1,272,922   $2,418,040  $     --     $3,690,962
                                     3/31/04   $1,584,645   $2,991,258  $     --     $4,575,903
------------------------------------------------------------------------------------------------
Jamestown Equity Fund                3/31/05   $  387,209   $2,885,990  $     --     $3,273,199
                                     3/31/04   $  127,664   $1,325,502  $     --     $1,453,166
------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund   3/31/05   $   12,358   $     --    $1,128,804   $1,141,162
                                     3/31/04   $     --     $     --    $1,211,959   $1,211,959
------------------------------------------------------------------------------------------------
Jamestown International Equity Fund  3/31/05   $  157,727   $     --    $     --     $  157,727
                                     3/31/04   $  150,544   $     --    $     --     $  150,544
------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================================================
The tax character of distributable earnings at March 31, 2005 was as follows:
---------------------------------------------------------------------------------------------------------------
                                                   JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                                    BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------
 Cost of portfolio investments ................   $ 53,274,225    $ 34,722,165    $ 30,622,331    $ 17,243,244
                                                  ============    ============    ============    ============

 Gross unrealized appreciation ................   $ 10,050,993    $  8,410,393    $  1,061,123    $  2,610,743
 Gross unrealized depreciation ................     (1,069,067)       (953,265)        (67,968)       (144,802)
                                                  ------------    ------------    ------------    ------------
 Net unrealized appreciation
 on investments ...............................   $  8,981,926    $  7,457,128    $    993,155    $  2,465,941
 Net unrealized depreciation on translation of
   assets and liabilities in foreign currencies           --              --              --               (15)
 Undistributed ordinary income ................         23,133           3,904          19,485           7,194
 Undistributed long-term gains ................         50,364         131,092            --              --
 Capital loss carryforwards ...................           --              --           (32,643)    (17,272,368)
 Other temporary differences ..................        (72,179)       (134,492)        (19,485)           (987)
                                                  ------------    ------------    ------------    ------------
 Total distributable earnings
  (accumulated deficit) .......................   $  8,983,244    $  7,457,632    $    960,512    $(14,800,235)
                                                  ============    ============    ============    ============
---------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2005, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $47,030 and $2,101,268, respectively, to offset current year realized gains.

As of March 31, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                   EXPIRES
                                                     AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund               $     32,643        2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund              $  2,773,096        2010
                                                   13,878,931        2011
                                                      620,341        2012
                                                 ------------
                                                 $ 17,272,368
                                                 ============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2005, The Jamestown Balanced Fund reclassified $48,846 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $16,003 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Fund's net assets or net assets value per share.

Additionally, for the year ended March 31, 2005, The Jamestown International Equity Fund reclassified $9,732 of net realized losses from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2005:

---------------------------------------------------------------------------------------------------------------
                                                   JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                                    BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------
Purchases of investment securities                $ 15,345,303    $ 15,060,683    $  4,771,334    $  21,624,434
                                                  ============    ============    ============    =============
---------------------------------------------------------------------------------------------------------------

Proceeds from sales and maturities
  of investment  securities                       $ 20,801,979    $ 24,687,630    $  5,671,690    $  24,363,458
                                                  ============    ============    ============    =============
---------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the year ended March 31, 2005, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to 0.69% of its average daily net assets. Additionally during the year, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown International Equity Fund to 1.38% of average daily net assets through April 28, 2004 and to 1.44% of average daily net assets thereafter. Accordingly, the Adviser voluntarily waived $9,614 and $97,577, respectively, of such Funds' investment advisory fees during the year ended March 31, 2005.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4.  BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $24,000 and $24,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2005.

5.  FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2005, The Jamestown International Equity Fund had no outstanding forward foreign currency exchange contracts.

7.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                               /s/ Ernst & Young

Cincinnati, Ohio
May 9, 2005

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                       POSITION HELD              LENGTH OF
TRUSTEE                     ADDRESS                          AGE       WITH THE TRUST             TIME SERVED
----------------------------------------------------------------------------------------------------------------

*Charles M. Caravati, Jr.   931 Broad Street Road            67       Chairman and               Since
                            Manakin-Sabot, VA                         Trustee                    June 1991
----------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III  1802 Bayberry Court, Suite 400   67       Trustee and                Since
                            Richmond, VA                              Vice President             September 1988
----------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                  50       Trustee                    Since
                            Lynchburg, VA                                                        September 1988
----------------------------------------------------------------------------------------------------------------
 J. Finley Lee              4488 Pond Apple Dr. N.           64       Trustee                    Since
                            Naples, FL                                                           September 1988
----------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street            54       Trustee                    Since
                            Mobile, AL                                                           June 1991
----------------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond           64       Trustee                    Since
                            Richmond, VA                                                         March 1993
----------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintopport Boulevard       44       Trustee                    Since
                            Saraland, AL                                                         March 1993
----------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue                71       Trustee                    Since
                            Richmond, VA                                                         July 1997
----------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road                68       Trustee                    Since
                            Richmond, VA                                                         November 1988
----------------------------------------------------------------------------------------------------------------
 Charles M. Caravati III    1802 Bayberry Court, Suite 400   39       President, Jamestown       Since
                            Richmond, VA                              Balanced Fund,             January 1996
                                                                      Equity Fund and
                                                                      International Equity Fund
----------------------------------------------------------------------------------------------------------------
 Beth Ann Gustafson         1802 Bayberry Court, Suite 400   45       President, Jamestown       Since
                            Richmond, VA                              Tax Exempt Virginia Fund   March 1995
----------------------------------------------------------------------------------------------------------------
 Lawrence B. Whitlock, Jr.  1802 Bayberry Court, Suite 400   56       Vice President, Jamestown  Since
                            Richmond, VA                              Balanced Fund and          February 2002
                                                                      Equity Fund
----------------------------------------------------------------------------------------------------------------
 Connie R. Taylor           1802 Bayberry Court, Suite 400   54       Vice President, Jamestown  Since
                            Richmond, VA                              Balanced Fund and          March 1993
                                                                      Equity Fund
----------------------------------------------------------------------------------------------------------------
 Pamela C. Simms            1802 Bayberry Court, Suite 400   43       Vice President, Jamestown  Since
                            Richmond, VA                              Tax Exempt Virginia Fund   February 2003
----------------------------------------------------------------------------------------------------------------
 Page T. Reece              1802 Bayberry Court, Suite 400   47       Chief Compliance Officer   Since
                            Richmond, VA                                                         September 2004
----------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive, Suite 450    47       Vice President             Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive, Suite 450    42       Treasurer                  Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive, Suite 450    47       Secretary                  Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of
Section  2(a)(19) of the Investment  Company Act of 1940. Charles M. Caravati, Jr. is  the father of Charles  M.
Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Page T. Reece is Chief Complaince Officer and Director of Operations of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
--------------------------------------------------------------------------------

                                          Beginning          Ending
                                        Account Value     Account Value    Expenses Paid
                                       October 1, 2004   March 31, 2005    During Period*
------------------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
Based on Actual Fund Return               $1,000.00         $1,028.00       $    4.50
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,020.49       $    4.48
------------------------------------------------------------------------------------------

THE JAMESTOWN EQUITY FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $1,042.50       $    4.68
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,020.34       $    4.63
------------------------------------------------------------------------------------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $  995.30       $    3.43
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,021.49       $    3.48
------------------------------------------------------------------------------------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $1,140.20       $    7.68
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,017.75       $    7.24
------------------------------------------------------------------------------------------
* Expenses are equal to the Funds'  annualized  expense ratios for the period as stated  below,  multiplied  by  the  average  account  value  over  the  period, multiplied by 182/365 (to reflect the one-half year period).

              The Jamestown Balanced Fund                 0.89%
              The Jamestown Equity Fund                   0.92%
              The Jamestown Tax Exempt Virginia Fund      0.69%
              The Jamestown International Equity Fund     1.44%

THE JAMESTOWN FUNDS
FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2005. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,272,922, $387,209 and $157,727, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2005, 53% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-866-738-1126. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of each Fund's Investment Advisory Agreement with the Adviser, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also indirect benefits to the Adviser and Oechsle, such as the benefits of research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Fund. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

THE JAMESTOWN FUNDS
DISCLOSURE  REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================
Based upon their review of this information, the Independent Trustees concluded that: (i) based on the competitive long-term returns of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high-quality services to such Funds; (ii) although The Jamestown International Equity Fund has underperformed its benchmark and most of its peer group over its operating history, they believe that the Adviser and Oechsle have made changes to the Fund's investment strategies and management, particularly in naming a new portfolio manager, that has positioned the Fund well for improved performance;
(iii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and the expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc.; and (iv) the Adviser's commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. As a result of the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the indirect benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

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                              THE JAMESTOWN FUNDS

                              INVESTMENT ADVISER
                              Lowe, Brockenbrough & Company, Inc.
                              1802 Bayberry Court
                              Suite 400
                              Richmond, Virginia 23226
                              www.jamestownfunds.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O. Box 46707
                              Cincinnati, Ohio 45246-0707
                              (Toll-Free) 1-866-738-1126

                              INDEPENDENT REGISTERED PUBLIC
                              ACCOUNTING FIRM
                              Ernst & Young LLP
                              1900 Scripps Center
                              312 Walnut Street
                              Cincinnati, Ohio 45202

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, Massachusetts 02109

                              BOARD OF TRUSTEES
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard Mitchell
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III











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                      STATEMENT OF ADDITIONAL INFORMATION


                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND


                                 AUGUST 1, 2005


                                   A SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1126


                                TABLE OF CONTENTS
                                -----------------

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................  2
DESCRIPTION OF BOND RATINGS ...............................................  9
INVESTMENT LIMITATIONS .................................................... 11
TRUSTEES AND OFFICERS ..................................................... 13
INVESTMENT ADVISER AND SUB-ADVISOR ........................................ 18
ADMINISTRATOR ............................................................. 21
DISTRIBUTOR ............................................................... 21
OTHER SERVICE PROVIDERS ................................................... 22
PORTFOLIO SECURITIES AND BROKERAGE ........................................ 22
SPECIAL SHAREHOLDER SERVICES .............................................. 23
PURCHASE OF SHARES ........................................................ 25
REDEMPTION OF SHARES ...................................................... 26
NET ASSET VALUE DETERMINATION ............................................. 26
FUND EXPENSES ............................................................. 27
ADDITIONAL TAX INFORMATION ................................................ 27
GENERAL INFORMATION ABOUT THE TRUST ....................................... 30
CALCULATION OF PERFORMANCE DATA ........................................... 33
FINANCIAL STATEMENTS AND REPORTS .......................................... 35
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ......................... 36


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown International Equity Fund (the "Fund") is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). The investment objective and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Adviser, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days notice or in time to vote on any important matter.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

DEBT SECURITIES. While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's net assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by any NRSRO or, if not rated, is of equivalent quality in the Sub-Advisor's assessment. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders. During the fiscal years ended March 31, 2005, 2004 and 2003, the Fund's portfolio turnover rate was 111%, 78% and 56%, respectively. The portfolio turnover rate was higher during the most recent fiscal year due to a change in the Fund's portfolio manager, which resulted in more changes to the portfolio than would be typical for the Fund.


HEDGING TECHNIQUES
------------------

Unless otherwise indicated, the Fund may invest in the following derivative securities to seek to hedge all or a portion of its assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid securities in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

OPTIONS AND FUTURES TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser or Sub-Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus;

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                          Number of
                                                                                                                       Portfolios in
                                                                                                                            Fund
                                        Length of          Position(s) Held      Principal Occupation(s) During            Complex
Name, Address and Age                  Time Served            with Trust                 Past 5 Years and                Overseen by
                                                                                 Directorships of Public Companies         Trustee
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 68)        Since                 Trustee;         President and Managing Director of Lowe,     11
1802 Bayberry Court, Suite 400        September 1988        Vice President of    Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                     The Jamestown       Virginia; Director of Tredegar Corporation
                                                                 Funds           (plastics manufacturer) and Wilkinson
                                                                                 O'Grady & Co. Inc. (global asset manager)

*John T. Bruce (age 51)                   Since                 Trustee;         Principal of Flippin, Bruce & Porter, Inc.,  11
800 Main Street                       September 1988          President of       Lynchburg, Virginia
Lynchburg, Virginia 24504                                 the Flippin, Bruce &
                                                              Porter Funds


*Charles M. Caravati, Jr. (age 68)        Since                 Chairman         Retired physician; retired President of      11
931 Broad Street Road                   June 1991             and Trustee        Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

*Richard Mitchell (age 55)                Since                 Trustee;         Principal of T. Leavell & Associates, Inc.,  11
150 Government Street                   June 1991           President of The     Mobile, Alabama
Mobile, Alabama 36602                                      Government Street
                                                                 Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 65)               Since                 Trustee          Financial consultant and the Julian Price    11
448 Pond Apple Drive North            September 1988                             Professor Emeritus, University of North
Naples, Florida 34119                                                            Carolina


Richard L. Morrill (age 66)               Since                 Trustee          Chancellor of the University of Richmond;    11
G19 Boatwright Library                  March 1993                               Director of Tredegar Corporation (plastics
Richmond, Virginia 23173                                                         manufacturer) and Albemarle Corporation
                                                                                 (polymers and chemicals manufacturer)

Harris V. Morrissette (age 45)            Since                 Trustee          Chief Executive Officer of Marshall Biscuit  11
100 Jacintoport Boulevard               March 1993                               Co. Inc.; Chairman of Azalea Aviation, Inc.
Saraland, Alabama 36571                                                          (airplane fueling); Director of BancTrust
                                                                                 Financial Group, Inc. (bank holding company)
                                                                                 and EnergySouth, Inc.

Erwin H. Will, Jr. (age 72)               Since                 Trustee          Retired Chief Investment Officer of Equities 11
47 Willway Avenue                       July 1997                                of Virginia Retirement System (VRS).
Richmond, Virginia 23226                                                         Subsequent to his retirement, he temporarily
                                                                                 served as Acting Managing Director of
                                                                                 Equities for VRS.

Samuel B. Witt III (age 69)               Since                 Trustee          Retired Senior Vice President and General    11
302 Clovelly Road                     November 1988                              Counsel of Stateside Associates, Inc. (state
Richmond, Virginia 23221                                                         government relations); Director of The Swiss
                                                                                 Helvetia Fund, Inc. (closed-end investment
                                                                                 company)



                                                                  14


EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)               Since         Vice President of The     Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997     Davenport Equity Fund     Richmond, Virginia
Richmond, Virginia 23219


Laura E. Amory (age 38)                   Since      Chief Compliance Officer of  Director of Compliance of Davenport & Company LLC.
One James Center, 901 E. Cary Street  September 2004  The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219


Joseph L. Antrim III (age 60)             Since              President of         Executive  Vice  President of Davenport & Company
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 39)          Since           President of The        Managing  Director   of   Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        January 1996     Jamestown Balanced Fund,   Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund
                                                          and The Jamestown
                                                      International Equity Fund

Robert G. Dorsey (age 48)                 Since             Vice President        Managing Director of Ultimus Fund Solutions,  LLC
225 Pictoria Drive, Suite 450         November 2000                               (a registered transfer agent)  and  Ultimus  Fund
Cincinnati, Ohio 45246                                                            Distributors, LLC (a registered broker-dealer)


John M. Flippin (age 63)                  Since         Vice President of the     Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                       September 1988   Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                        Funds


Beth Ann Gustafson (age 46)               Since       President of The Jamestown  Vice  President of Lowe, Brockenbrough & Company,
1802 Bayberry Court, Suite 400          March 1995     Tax Exempt Virginia Fund   Inc., Richmond Virginia
Richmond, Virginia 23226

Timothy S. Healey (age 52)                Since         Vice President of The     Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305           January 1995    Government Street Mid-Cap   Mobile, Alabama
Birmingham, Alabama 35223                             Fund and The Alabama Tax
                                                           Free Bond Fund

Mary Shannon Hope (age 41)                Since          Vice President of The    Vice President and Portfolio Manager of T. Leavell
150 Government Street                 February 2004  Government Street Bond Fund  & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602

J. Lee Keiger III (age 50)                Since           Vice President of       Senior Vice  President of Davenport & Company LLC,
One James Center, 901 E. Cary Street  November 1997   The Davenport Equity Fund   Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 62)                Since         Vice President of The     President of T. Leavell & Associates, Inc.,
150 Government Street                 February 2004   Government Street Equity    Mobile, Alabama
Mobile, Alabama 36602                                  Fund and The Government
                                                         Street Mid-Cap Fund


Katherine M. McGinley (age 30)            Since      Chief Compliance Officer of  Chief  Compliance   Officer   of  T.   Leavell  &
150 Government Street                September 2004  The Government Street Funds  Associates,  Inc., Mobile, Alabama; attorney with
Mobile, Alabama 36602                                                             Alford, Clausen  &  McDonald,  LLC from  May 2003
                                                                                  until July 2004; attorney with Burr & Forman  LLP
                                                                                  from June 2000 until April 2003

R. Gregory Porter III (age 64)            Since           Vice President of       Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                      September 1988     the Flippin, Bruce &      Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds

Page T. Reece (age 48)                    Since       Chief Compliance Officer    Chief  Compliance    Officer   and   Director  of
1802 Bayberry Court, Suite 400       September 2004    of The Jamestown Funds     Operations of Lowe, Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                                                          Richmond, Virginia

Teresa L. Sanderson (age 42)              Since        Chief Compliance Officer   Chief  Compliance   Officer  and  a  Principal of
800 Main Street                      September 2004    of the Flippin, Bruce &    Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                   Porter Funds


Mark J. Seger (age 43)                    Since               Treasurer           Managing  Director of Ultimus Fund  Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

                                                                  15

Pamela C. Simms (age 43)                  Since            Vice President of      Account  Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400        February 2003    The Jamestown Tax Exempt   Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                      Virginia Fund

John F. Splain  (age 48)                  Since               Secretary           Managing  Director of Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450         November 2000                               and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 54)                 Since          Vice President of The    Account  Administrator  of  Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          March 1993   Jamestown Balanced Fund and  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 57)        Since          Vice President of The    Managing   Director  of   Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400        February 2002  Jamestown Balanced Fund and  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund

*     Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment  advisers to the Trust,  are
     "interested  persons" of the Trust within the meaning of Section  2(a)(19) of the 1940 Act.  Charles  M.  Caravati,  Jr. is the
      father of  Charles M.  Caravati  III,  and is an affiliated person of the Trust by virtue of such relationship.


BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation met one time during the fiscal year ended March 31, 2005. The Governance, Nomination and Compensation Committee will review shareholder recommendation for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.


     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2005.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2005.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2004.

                                                                                          Aggregate Dollar
                                                                                 Range of Shares of All Registered
                                               Dollar Range of                   Investment Companies Overseen by
                                           Shares of the Fund Owned              Trustee in Family of Investment
Name of Trustee                                   by Trustee                                 Companies
-----------------------------------------------------------------------------------------------------------------------
Austin Brockenbrough III                        Over $100,000                             Over $100,000
John T. Bruce                                   Over $100,000                             Over $100,000
Charles M. Caravati, Jr.                       $10,001--$50,000                           Over $100,000
Richard Mitchell                                     None                                 Over $100,000

Independent Trustees:
J. Finley Lee, Jr.                                   None                                 Over $100,000
Richard L. Morrill                             $50,001--$100,000                           Over $100,000
Harris V. Morrissette                          $10,001--$50,000                           Over $100,000
Erwin H. Will, Jr.                                   None                                 Over $100,000
Samuel B. Witt III                                   None                                  $1--$10,000


As of May 15, 2005, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 6.1% of the then outstanding shares of the Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2005 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Fund and
Trustee                        From the Funds    Benefits Accrued       Retirement           Fund Complex
-------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 1,273             None                None               $ 14,000
J. Finley Lee, Jr.                  1,636             None                None                 18,000
Richard L. Morrill                  1,636             None                None                 18,000
Harris V. Morrissette               1,636             None                None                 18,000
Erwin H. Will, Jr.                  1,636             None                None                 18,000
Samuel B. Witt III                  1,818             None                None                 20,000


                       INVESTMENT ADVISER AND SUB-ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Adviser") performs management, statistical, portfolio adviser selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement is effective until February 28, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal years ended March 31, 2005, 2004 and 2003, the Fund paid the Adviser advisory fees of $100,366 (which was net of voluntary fee waivers of $97,577), $144,278 (which was net of voluntary fee waivers of $91,144) and $215,944 (which was net of voluntary fee waivers of $99,587), respectively.


The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser serves as investment adviser to three additional investment companies, the subjects of a separate statement of additional information, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Adviser supervises the investment program for the Fund and has selected Oechsle International Advisors, LLC (the "Sub-Advisor") to provide the Fund with day-to-day portfolio management services. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.


The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Fund may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Fund by such organizations. The Adviser, not the Fund, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratio of the Fund.


The Sub-Advisor manages the Fund's investments pursuant to a Sub-Advisory Agreement between the Sub-Advisor, the Adviser and the Trust. The Sub-Advisory Agreement is effective until February 28, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Adviser or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Oechsle Group, LLC is the Member Manager of the Sub-Advisor and owns approximately a 44% interest (on a fully diluted basis) in the Sub-Advisor. The following Executive Managing Principals of the Sub-Advisor own a controlling interest in Oechsle Group, LLC: L. Sean Roche, Stephen P. Langer and Warren R. Walker. The management, policies and control of the Sub-Advisor is, subject to certain limitations, invested exclusively in Oechsle Group, LLC. Day-to-day management of the Sub-Advisor is exercised by the Management Committee of Oechsle Group, LLC, which consists of Messrs. Roche, Langer, and Walker. Bank of America Corporation holds approximately a 35% non-voting interest (on a fully diluted basis) in the Sub-Advisor.

Compensation of the Sub-Advisor is paid by the Adviser (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Adviser. Compensation payable to the Sub-Advisor for the fiscal years ended March 31, 2005, 2004 and 2003 was $50,183, $72,139 and $107,972, respectively.


The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub-Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.


PORTFOLIO MANAGER

Other Accounts Managed
----------------------

The Portfolio Manager is also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of March 31, 2005)

------------------------------------------------------------------------------------------------------------------------------
                                                               Number                          Number of     Total Assets in
                                                                 of         Total Assets in   Accounts with   Accounts with
    Name of                                                    Accounts         Accounts      Advisory Fee     Advisory Fee
   Portfolio                Type of Accounts                   Managed          Managed        Based on          Based on
    Manager                                                                                   Performance       Performance
------------------------------------------------------------------------------------------------------------------------------
L. Sean Roche        Registered investment companies:             3       $136 million            0                 $0
                     Other pooled investment vehicles:            0             $0                0                 $0
                     Other accounts:                             21      $6.675 billion           7           $1.805 billion

------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

The   Sub-Advisor   may  determine  from  time  to  time  that  some  investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities, Fund investment transactions may or may not vary from decisions made for others by the Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor. The Sub-Advisor has an obligation to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. Toward this end, the Sub-Advisor has developed allocation policies pursuant to which accounts with the same investment mandate invest in the same securities in the same percentage target amounts, unless considerations specific to an account preclude it from investing, or investing in the same amount.

To monitor implementation of these allocation policies, the Sub-Advisor's Compliance Department reviews daily a pro rata trade blotter report, which includes all trades from the previous day. The report is sorted by stock and by Portfolio Manager and contains all details of the trade, including the accounts that participated and the weight of that day's trade as a percentage of the account's total assets. From this review, the Compliance Department identifies all trade allocations in which a Portfolio Manager did not include all accounts that he or she manages or in which that day's allocations to an individual account differs materially from the other accounts under his management. By conducting this review, the Compliance Department determines if any allocation issues exist with the Fund or any other clients.

Compensation
------------

The Portfolio Manager receives two forms of compensation--salary and bonus. In addition, as a principal of the Sub-Advisor, the Portfolio Manager receives equity distributions. Although percentages vary by investment professional and other factors that affect compensation, salary generally represents less than 50% of total compensation, with bonus/equity distributions accounting for the remainder. The Sub-Advisor regards the bonus component of compensation as an especially important means of rewarding and incentivizing performance. Bonuses are variable and reflect an individual's contribution measured by: (1) pre-tax portfolio performance (over a one year period); (2) the success of individual stock ideas; (3) general contribution from participation in the investment process; (4) the value of country analysis and perspective in the analyst's assigned region; and (5) value derived from the coordination and exploitation of investment ideas from other regions. The Sub-Advisor measures the success of investment ideas over trailing periods.

Disclosure of Securities Ownership
----------------------------------

The  following   table  indicates  the  dollar  value  of  shares  of  the  Fund beneficially owned by the Portfolio Manager as of March 31, 2005.

             -------------------------------------------------------
                      Name of           Dollar Value of Fund Shares
                  Portfolio Manager           Beneficially Owned
             -------------------------------------------------------
                   L. Sean Roche              $100,001--$500,000

             -------------------------------------------------------


                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% of such assets from $25 million to $50 million, and 0.15% of such assets in excess of $50 million. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2005, 2004 and 2003, the Fund paid fees to the Administrator of $39,605, $47,172 and $61,128, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS


The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Adviser) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Fund was $30,221, $71,183 and $78,096, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Sub-Advisor.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Sub-Advisor, be allocated to those brokers or dealers that provide the Sub-Advisor with research services. The types of research services that the Sub-Advisor may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

CODES OF ETHICS. The Trust, the Adviser, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Advisor and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:


REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.


Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-738-1126, or by writing to:


                     The Jamestown International Equity Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser, the Sub-Advisor and certain parties related thereto, including clients of the Adviser and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing wire transfers. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                                  FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the fund as a RIC if it determines such course of action to be beneficial to shareholders.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2005, the Fund had capital loss carryforwards for federal income tax purposes of $17,272,368, of which $2,773,096 expire March 31, 2010, $13,878,931 expire March 31, 2011 and $620,341 expire March 31, 2012. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.


Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.


                       GENERAL INFORMATION ABOUT THE TRUST

The Fund is a no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are also managed by the Adviser; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Sub-Advisor have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Sub-Advisor are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at HTTP://WWW.SEC.GOV.


PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

     o The Fund posts a complete listing of its Portfolio Securities as of the end of each quarter at WWW.JAMESTOWNFUNDS.COM. The listing of Portfolio Securities is made available 30 days following the end of each calendar quarter. The website is open to the general public.

     o Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Inc., Bloomberg L.P, Thomson Financial, and Standard & Poors, Inc. The Funds has not entered into confidentiality or trading prohibition agreements with these organizations, however the Fund provides information about Portfolio Securities to these organizations on a quarterly basis, with a 30-day lag, which is approximately the same time as the Fund releases such information to the general public at the Fund's website.

     o These policies relating to disclosure of the Fund's Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser, the Sub-Advisor or other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Fund's purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

     o The Fund's Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

     o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF SECURITIES. As of May 15, 2005, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 28.0% of the outstanding shares of the Fund; Westminster Canterbury Foundation, P.O. Box 26665, Richmond, Virginia 23261, owned of record 7.4% of the outstanding shares of the Fund; Northern Trust Company as custodian for the Judith F. Mamet IRA, P.O. Box 92956, Chicago, Illinois 60675, owned of record 5.3% of the shares of the Fund; and CG Trust Co. FBO Oechsle International Advisors, LLC, One International Place, Boston Massachusetts 02110, owned of record 8.0% of the outstanding shares of the Fund.


                         CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by finding the average compounded rates of return over the 1-,5-, and 10-year periods (or the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



The table below shows the Fund's average annual total returns for periods ended March 31, 2005:

                                                                Since Inception
                                      One Year      Five Years  (April 16, 1996)
                                      --------      ----------  ----------------
Return Before Taxes                    10.51%        -7.50%          3.06%
Return After Taxes on Distributions    10.34%        -8.18%          2.42%

Return After Taxes on Distributions
  and Sale of Fund Shares               6.96%        -6.37%          2.46%


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

     o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.


From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of March 31, 2005, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                          WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.


     2. Definitions
        -----------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.


     3. Policy for Voting Proxies.
        -------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.


     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. Non-routine Proposals.
        ---------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.



As adopted November 1, 2004

                       OECHSLE INTERNATIONAL ADVISORS, LLC
                      PROXY VOTING POLICIES and PROCEDURES

                                  INTRODUCTION

     On January 31, 2003, the Securities and Exchange Commission adopted rules and rule amendments under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 that address an adviser's fiduciary obligation to clients who have given the adviser authority to vote their proxies.

     Oechsle International Advisors, LLC ("Oechsle") has adopted and implemented Proxy Voting Policies and Procedures ("Policies and Procedures") that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oechsle's fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 and SEC Rule 38 a-1 under the Investment Company Act of 1940. In addition, these Polices and Procedures reflect the long-standing standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 (July 29, 1994). Finally, the Policies and Procedures address the standards that apply to the voting of proxies, how to obtain a copy of these Policies and Procedures and how a client may obtain information regarding the votes cast on the client's behalf.

                                GENERAL STATEMENT

     Oechsle considers client proxies to be a significant corporate asset and regards proxy voting as an important fiduciary function. Proxy voting is informed by Oechsle's responsibility to exercise the duty of loyalty and care and uphold the best interests of shareholders. Oechsle votes proxies in what Oechsle believes to be the best interests of clients given the relevant facts and circumstances and Oechsle's good faith determination. Oechsle's authority to vote client proxies usually is established under the investment management agreement executed by the client. In an instance where the authority is not explicitly granted, Oechsle seeks clarification from the client regarding authority to vote.

     The proxies voted by Oechsle emanate from issuers who are typically based overseas. In the international arena, differences in the level of disclosure ( i.e., limited or less timely information) and in the regulatory framework of each country give rise to significant variations in corporate governance structures and the types of proposals featured on the shareholder meeting agendas. Due to the diversity and complexity associated with international proxy voting, Oechsle is supported in its efforts by an independent third party proxy service that maintains extensive, predetermined proxy voting guidelines and provides: research and analysis, recommendations on the manner in which to vote issues, administration and record keeping services. Under certain circumstances, Oechsle may deviate from the predetermined proxy voting guidelines and / or recommendations and may supplement research and analysis with its own. Generally, Oechsle adheres to the predetermined guidelines and recommendations of the third party proxy service, based on the third party service's research and analysis, because its guidelines, recommendations and research are: independent, impartial, and based on an in-depth scrutiny of the company, the issue, or other salient factors of a proposal.

                                 CORE PRINCIPLES

UPHOLDING THE CLIENT'S BEST INTEREST. Oechsle views the fundamental principle governing proxy voting as maximizing shareholder value and voting in the client's best interest.

PREDETERMINED VOTING. Oechsle's policies generally call for proxy issues to be cast in accordance with the guidelines and recommendations of its independent third party proxy service. The third party proxy service's guidelines generally call for voting in a predetermined manner although certain issues are subject to a case-by-case review and analysis by the third party proxy service. Oechsle will depart from the predetermined guidelines, approach and recommendations of its independent third party proxy service in limited instances and vote based on its best determinations at the time taking relevant circumstances into account (e.g., when mitigation of conflicts of interest necessitate such action or when the third party proxy service's recommendation is believed not to sufficiently uphold shareholder interests).

CLIENT ORIENTED. Oechsle's procedures encompass the collective and individual needs of clients. In particular, Oechsle adheres to the proxy voting guidelines of clients who provide them to Oechsle or who issue directives indicating that they wish to have proxies voted in a particular manner.

POTENTIAL CONFLICTS OF INTEREST. Oechsle prohibits inappropriate influence, direction or manipulation in the voting of proxies by any person or entity whether affiliated or unaffiliated. Those assigned responsibility for proxy voting are to perform their duties and responsibilities objectively and impartially and in the best interests of shareholders without regard for any personal gain or benefit (including gain or benefit on the part of relatives, friends or any acquaintance) or gain or benefit to Oechsle or any person or entity associated with, related to or involved with Oechsle. The following are examples of such potential conflicts:

     o A principal or other employee of Oechsle serves in the capacity of a board member of an issuer that solicits proxies of securities in which client accounts are invested1.

     o A principal or other employee of Oechsle has  inappropriate  contact with
     proxy   proposal   proponents,   corporate   directors  or  candidates  for
     directorship for purposes of influencing the voting of proxies.

     o Oechsle votes the proxies of an issuer that is a client or is being pursued as a client.

MITIGATION OF CONFLICT. Oechsle seeks to neutralize opportunities to influence or manipulate proxy voting by:

     o Voting in accordance with the predetermined guidelines and recommendations of Oechsle's independent third party proxy service or in accordance with the guidelines and directives of the client. In the instance of deviation from the predetermined guidelines and recommendations of Oechsle's third party proxy voting service, Oechsle requires
--------------------------------
1 Under Oechsle's Code of Ethics (the "Code), "access" persons must obtain specific authorization to serve as members of a board of directors. All Oechsle employees are "access" persons. For purposes of these Policies and Procedures, board membership is monitored by means of reporting required under the Code.

     documentation   of  the  matter,   certification   of  the   rationale  and
     authorization of the Chief Operating Officer, General Counsel or the Director of Compliance.

     o Insulating the proxy voting process from influence by permitting only designated personnel, whose roles and responsibilities are defined in these Policies and Procedures, to engage in the voting of proxies, supplement analysis or intervene in the determination of proxy votes to be cast and other tasks associated with proxy voting.

     o Requiring principals and other employees to disclose to the Chief Operating Officer, General Counsel or the Director of Compliance conflicts of interest in the form of any communication or other interaction intended to improperly influence proxy voting (e.g., an internal or external party offers a gift if a principal or employee exerts influence so that votes are cast for a reason other than the maximization of shareholder interests in exchange for a business opportunity or a gift), in particular on the part of an issuer soliciting proxies of securities that are held in client accounts including: board members, corporate directors, candidates for directorships or other proxy proposal proponents.

     o Mandating that those who are delegated responsibility under these Policies and Procedures inform the Chief Investment Officer, General Counsel or the Director of Compliance of any instance or effort to influence or manipulate the voting of proxies (excluding the receipt of written proxy solicitation materials or routine inquiries from proxy solicitation firms).

LIMITATIONS:  Oechsle assumes no responsibility for proxy voting when:

     o The client has entered into a securities lending program and shares have been loaned and are not available for purposes of voting.

     o The securities have been sold short as permitted under the guidelines of a client account.

     o The costs of voting are unjustifiably high. With respect to ERISA accounts the Department of Labor has clarified that fiduciaries must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision whether voting a given proxy proposal is prudent and solely in the interests of the plan's participants and beneficiaries. The fiduciary's decision is to take into account the effect that the plan's vote, either by itself or together with other votes, is expected to have on the value of the plan's investment and whether this expected effect would outweigh the cost of voting. Similarly, the SEC acknowledged this principle when adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

     o With regard to all accounts, it is Oechsle's general policy that in instances where voting requires attendance at a shareholder meeting in a foreign country or other requirement that Oechsle deems to be disproportionate to the benefits to shareholders that accrue from voting, shares will not be voted.

     o When voting the proxy has no material effect on a shareholder's economic interest or the value of the shares the account holds are indeterminable or insignificant, limited responsibility or abstention may apply.

     o Proxies are not provided expeditiously by the issuer or the issuer's agent to Oechsle's third party proxy service.

     o Share blocking restrictions prevent the voting of proxies. Some issuers prohibit the sale of proxies between the date voted and the date of the shareholder annual general meeting. In the instance of an issuer that imposes share blocking restrictions, Oechsle reserves the right not to vote proxies if it deems the client's interests to be better served by not voting in order to preserve the flexibility to sell the shares during the "blocked" period.

CLIENT DIRECTION. Oechsle is responsive to client proxy voting policies and directives and defers to those policies and directives when provided. This may result in inconsistent votes for different client accounts.

BASIS FOR FORMULATION. Oechsle's determinations regarding the voting of proxies are based on the predetermined guidelines, research and analysis provided by its independent third party proxy service (which Oechsle may supplement with its own research and analysis or information provided by other sources). Oechsle has selected its third party proxy voting service because the third party proxy service has formulated global guidelines and procedures that are based on the maximization of shareholder interests and specific guidelines and procedures applicable to specific countries based on the economic, social and political circumstances of each country. The third party proxy service provides recommendations regarding votes to which Oechsle typically conforms because they result from an independent, impartial process that is based on in-depth scrutiny of the issue and its salient factors.

Deviation from the predetermined polices and recommendations may occur to mitigate conflicts of interest or to cast a vote that is revised to better uphold shareholder interests when it is believed that adhering to the predetermined guidelines and / or recommendations is not as supportive of shareholder interests in part or whole.

SHAREHOLDER ACTIVISM. Although Oechsle may engage in dialogue with management regarding pending voting issues, Oechsle does not typically engage in any form of shareholder activism with regard to pending proxy issues.

OVERSIGHT. Oechsle's Executive Committee has ultimate responsibility for the firm's proxy voting program. Oechsle's Executive Committee has delegated responsibility internally for:

     o    Execution of the proxy voting process and program.

     o    Monitoring the status of operations.

     o    Resolving issues and concerns that arise in the course of operations.

     o Informing the Executive Committee as necessary of issues and the overall status of the proxy voting process and program.

     o    Review and assessment of these Policies and Procedures.

AVAILABILITY OF POLICIES AND PROCEDURES. Clients may obtain Oechsle's Policies and Procedures from Oechsle's Proxy Coordinator. Typically, requests will be fulfilled within 15 days of receipt of the request and may be placed by:

     WRITING to the Proxy Coordinator and requesting a copy of Oechsle's Proxy Policies and Procedures at:

                  Oechsle International Advisors, LLC
                  Att:  Proxy Coordinator
                  One International Place, 23rd Floor
                  Boston, MA 02110

     EMAILING the Proxy Coordinator at ProxyRequest@oechsle.com and requesting the Proxy Policies and Procedures.

     CALLING the Proxy Coordinator at 617-330-8810 and requesting the Proxy Policies and Procedures.

AVAILABILITY AND DISCLOSURE OF VOTES. Oechsle will arrange for the release of voting information in written form through its third party proxy voting service typically within 15 days of receipt of the request for information as follows:

     CLIENTS. Upon written request to the Proxy Coordinator (at the address above) by a party known to be authorized by the client, Oechsle will provide information regarding proxies voted on behalf of that client only to the requesting party. Information regarding the voting of shares on behalf of other clients will not be provided by Oechsle.

     The information to be supplied is:

     o    The name of the issuer of the security.

     o    The exchange ticker symbol of the portfolio security.

     o    The shareholder meeting date.

     o    A brief identification of the matter voted on.

     o    Whether the matter was proposed by an issuer or by a security holder.

     o    Whether a vote was cast.

     o    How the vote was cast, i.e., for, against or abstain.

     o    Whether the vote was for or against management.

     THIRD PARTIES. Typically, Oechsle will not release information with regard to the voting of proxies to third parties. Only in the instance of written authorization by the client empowering Oechsle to provide the information to a third party will Oechsle release information pertaining to the votes cast, which will be limited to information pertaining to the votes cast on behalf of that specific client.

RESPONSIBILITY AND OVERSIGHT

DESIGNATED RESPONSIBILITY: Oechsle's Executive Committee has adopted these Policies and Procedures to conform with SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and the requirements of SEC Rule 38a-1 of the Investment Company Act of 1940 in its role as sub-advisor to registered investment companies. It is the determination of the Executive Committee that:

     o The PROXY COORDINATOR is to administer and manage the proxy voting process and program.

     o The PROXY CONSULTANT is the member of the Investment Team assigned to an issuer of securities who is to provide guidance and direction to the Proxy Coordinator in the review of substantive issues relating to the issuer. Proxy Consultants are to intervene and recommend a vote that deviates from the predetermined proxy guidelines and / or recommendations when they conclude that the predetermined guidelines and / or recommendations do not support shareholder interests.

     o COMPLIANCE is to review these Policies and Procedures periodically for adequacy and sufficiency.

     o The TRADING AND BROKERAGE ALLOCATION COMMITTEE is to monitor the status of the proxy voting process and program..

     o The CHIEF OPERATING OFFICER, GENERAL COUNSEL AND / OR DIRECTOR OF COMPLIANCE, in conjunction with the Proxy Coordinator, are to address and resolve issues and concerns on an ongoing basis, authorize or deny deviations from predetermined guidelines and / or recommendations and report to the EXECUTIVE COMMITTEE as necessary.

SPECIFIC DUTIES AND RESPONSIBILITIES.

THE PROXY COORDINATOR. The Proxy Coordinator is instrumental to the conduct of the proxy voting process and program. He is to:

     o Manage the relationship with the independent third party proxy service provider.

     o Administer the process by performing certain functions, including but not limited to:

     o Establish accounts for clients who have authorized the voting of proxies through the third party proxy voting service.

     o Obtain proxy solicitation materials made generally available to the issuer's security holders regarding the shareholder annual meeting, voting dates and votes to be cast.

     o Obtain information about the research and analysis and the voting recommendation from the third party proxy service; review the material and:

     o Determine if a conflict of interest appears to exist2. Perceived conflicts of interest in the casting of votes are to be reviewed with the Chief Operating Officer, General Counsel or the Director of Compliance.

     o Verify that the recommended vote conforms to the client's proxy guidelines or directives if applicable.

     o If requested by the Proxy Consultant, deviate from the predetermined guidelines and / or recommendation of Oechsle's third party proxy service and revise the vote as instructed by the Proxy Consultant. This necessitates the completion of a Proxy Vote Deviation Form which is to: contain the rationale for the deviation; be certified by the Proxy Consultant; authorized by the Chief Operating Officer, General Counsel or the Director of Compliance; and be accompanied by supplemental research, if any.

     o Instruct the third party proxy service of the vote to be cast.

     o Ensure records are properly maintained.

     o Report annually to the Trading and Brokerage Allocation Committee on matters including but not limited to : the status of proxy voting operations, the performance of the third party proxy service provider, conflicts of interest and their resolution, deviations from the predetermined proxy guidelines and recommendations, requests received for these Policies and Procedures and requests received for votes (other than routine proxy solicitations).

     o Inform the Chief Operating Officer, General Counsel or the Director of Compliance of issues and concerns as necessary and assist in the resolution of issues.

     o Complete the Proxy Vote Deviation Form as necessary, obtain signatures and authorizations to revise votes and maintain copies of the Proxy Vote Deviation Form.

     o Fulfill requests for these Policies and Procedures.

     o Fulfill and maintain records of client requests for proxy votes.

PROXY CONSULTANT. The Proxy Consultant is the member of the Investment Team assigned to research and analyze a specific issuer. The duties of the Proxy Consultant are to:

     o Maintain an informed position with regard to the issuer's proxy issues deemed relevant and advise and guide the Proxy Coordinator on substantive proxy issues as necessary.

     o Initiate and inform the Proxy Coordinator of revisions to votes and deviations to be made

--------------------------------
2 The Proxy Coordinator will be apprised by the Director of Compliance of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

     varying from the predetermined guidelines and / or recommendations. The Proxy Consultant shall certify the rationale regarding the deviation on the Proxy Vote Deviation Form and provide supplemental research associated with the deviation, if any.

COMPLIANCE. Compliance is to review procedures periodically to ensure that the scope and operations of the proxy voting process and program meet the applicable regulatory requirements and are appropriate and sufficient. The DIRECTOR OF COMPLIANCE assists in the resolution of issues involving conflicts of interest. The Director of Compliance will inform the Proxy Coordinator of potential conflicts of interest that are observed, reported or otherwise known to the Chief Operating Officer, General Counsel or the Director of Compliance.

TRADING AND BROKERAGE ALLOCATION COMMITTEE. The Trading and Brokerage Allocation Committee ("TBAC") is to monitor the proxy voting process and program by means of the annual report presented by the Proxy Coordinator. The TBAC is to evaluate the operations of the program and provide recommendations to the Proxy Coordinator, the Chief Operating Officer, the General Counsel, the Director of Compliance or the Executive Committee as necessary.

THE CHIEF OPERATING OFFICER, GENERAL COUNSEL AND DIRECTOR OF COMPLIANCE. The Chief Operating Officer, General Counsel and Director of Compliance are to: authorize or deny deviations from the predetermined policies and recommendations as necessary and apprise one another of and address conflicts of interest, other issues and concerns as they are observed, reported by the Proxy Coordinator, reported by internal or external parties or otherwise known. They are to inform the Executive Committee of issues as necessary.

PROCEDURES

PROCESS FOR THE VOTING OF PROXIES.

AUTHORIZATION TO VOTE: As new and revised client investment management agreements are received, Legal / Compliance is to review to determine if the client has authorized Oechsle to vote proxies and notify the Proxy Coordinator. If the matter is unclear, Legal / Compliance shall pursue clarification from the client.

INTERACTION WITH THIRD PARTY VOTING SERVICE: The Proxy Coordinator is to notify the third party proxy voting service and establish an account for each client who has authorized proxy voting. Similarly, the Proxy Coordinator shall notify the client's custodian that proxies are to be supplied to the third party proxy service.

Weekly, the Proxy Coordinator shall transmit information about the holdings of each account to the third party proxy voting service to update its records regarding the positions held in client accounts for which proxy voting is authorized. The third party proxy voting service reconciles ballots and contacts custodians for missing proxies.

REVIEW: The Proxy Coordinator shall obtain information from the third party proxy service about the annual meeting date, the votes to be cast, the analysis of the issue and the recommendations of the independent third party proxy service. The Proxy Coordinator shall review for conflicts of interest and notify the Chief Operating Officer, General Counsel or the

Director of Compliance regarding any perceived conflicts of interest and participate as needed in resolution of the issue.

If informed by the Proxy Consultant of the need to depart from the predetermined guidelines and / or recommendations, the Proxy Coordinator shall initiate the process, document the deviation on the Proxy Vote Deviation Form and obtain all required certifications, authorizations and supplemental research from the Proxy Consultant, if any.

VOTE: The Proxy Coordinator shall instruct the third party proxy service of the vote to be cast and advise the third party proxy service to cast the vote in a timely manner.

DOCUMENTATION / REPORTS: The Proxy Coordinator shall document the proxy voting deviation process, ensure completion of he Proxy Voting Deviation Form, obtain certifications and authorizations as necessary and accompany with supplemental research, if any.

The Proxy Coordinator shall retain a copy of the annual report to the TBAC

RECORD KEEPING:  Oechsle shall maintain the following records:

     1. A copy of these Policies and Procedures;

     2. A record of each proxy statement received.

     3. A record of each vote cast.

     4. Records pertaining to the decision surrounding the casting of the vote. These include: the research, analysis and recommendation of the third party proxy service; when applicable, a completed Proxy Voting Deviation Form; and additional research (if any) provided by the Proxy Consultant

     5. Each written client request for proxy voting records and the response to any client request for such records.

The Proxy Coordinator, in conjunction with the independent third party proxy service, maintains items 2 through 5. Compliance maintains item 1.

DURATION. Proxy voting books and records are maintained by Oechsle or on behalf of Oechsle by its third party proxy service for a period of five years.

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                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND




                                 ANNUAL REPORT


                                 MARCH 31, 2005



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA



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================================================================================

LETTER TO SHAREHOLDERS                                              MAY 18, 2005
================================================================================
Dear Fellow Shareholders:

THE JAMESTOWN BALANCED FUND

For the fiscal year ending March 31, 2005, The Jamestown Balanced Fund had a return of 2.8% compared to the Lipper Balanced Fund Index of 5.1%. The Lehman Intermediate Bond Index fell 0.3% during the twelve-month period, while the S&P 500 returned 6.7%. Continuing the trend seen for the last several years, value stocks (led by Energy and Utilities) significantly outperformed growth stocks. The Russell 1000 Value Index was up 9.2% versus a 4.1% gain for the Russell 1000 Growth Index. While the Fund continues to be diversified across sectors, our bias toward growth hurt performance during the period. The Fund was also hurt by not having exposure to the Utility sector over the past 12 months. While yields on Utilities are moderately attractive, we believe that Utilities' earnings growth over the intermediate term will continue to lag behind other sectors in the market.

Growth stocks are now very attractively valued compared to their value counterparts, and we believe they will outperform as economic growth slows. Growth in the economy and corporate profits have begun to moderate from the rapid levels experienced in 2003 and most of 2004. We believe that the economy will grow closer to the long-term trend of 3% during the year. While earnings growth will slow for S&P 500 companies in 2005, growth should still be in the high single digits to low double digits. Valuations have contracted significantly, leaving the S&P 500 trading at about 16X forward earnings. The equity portion of the Fund is overweight Industrials, Information Technology, and Healthcare and underweight Financials, Consumer Discretionary, and Utilities.

The biggest risks that we see are the impact of higher energy prices and higher interest rates. Energy inventories in the developed economies have reached levels not seen since 1999, but oil prices remain above $50 per barrel as investors worry about having the supplies necessary to meet increased demand. We believe that demand for energy products will moderate as global economic growth slows and supplies will be sufficient unless we have a major disruption. The Federal Reserve has now raised rates seven times to 2.75%. However, only the yields on short and intermediate term bonds have been affected, as 10 and 30 year treasuries are close to the levels seen when the Federal Reserve began to raise interest rates last June. The Federal Reserve has pledged to continue raising rates at a measured pace to make sure inflation does not accelerate. Longer-term rates should ultimately rise somewhat and the Fund's fixed income portfolio remains modestly defensive. The Fund is overweight corporate, agency, and mortgage securities and underweight Treasury securities.

At the end of March 2005, The Jamestown Balanced Fund had 4.1% in cash, 29.5% in fixed income, and 66.4% in equities.

The Jamestown Balanced Fund returned -1.2% and 7.9% annualized for the five and ten year period ending March 31, 2005. The Lipper Balanced Fund Index returned 2.1% and 8.6% annualized for the comparable periods.

The assets of your Fund were over $62 million as of March 31, 2005.

THE JAMESTOWN EQUITY FUND

For the fiscal year ending March 31, 2005, The Jamestown Equity Fund gained 4.3% compared to 6.7% for the S&P 500 and 4.8% for the Lipper Large Cap Core Index. Continuing the trend seen for the last several years, value stocks (led by Energy and Utilities) significantly outperformed growth stocks. The Russell 1000 Value Index was up 9.2% versus a 4.1% gain for the Russell 1000 Growth Index. While the Fund continues to be diversified across sectors, our bias toward growth hurt performance during the period. The Fund was also hurt by not having exposure to the Utility sector over the past 12 months. While yields on Utilities are moderately attractive, we believe that Utilities' earnings growth over the intermediate term will continue to lag behind other sectors in the market.

Growth stocks are now very attractively valued compared to their value counterparts, and we believe they will outperform as economic growth slows. Growth in the economy and corporate profits have begun to moderate from the rapid levels experienced in 2003 and most of 2004. We believe that the economy will grow closer to the long-term trend of 3% during the year. While earnings growth will slow for S&P 500 companies in 2005, growth should still be in the high single digits to low double digits. Valuations have contracted significantly, leaving the S&P 500 trading at about 16X forward earnings. The Fund is overweight Industrials, Information Technology, and Healthcare and underweight Financials, Consumer Discretionary, and Utilities.

The biggest risks that we see are the impact of higher energy prices and higher interest rates. Energy inventories in the developed economies have reached levels not seen since 1999, but oil prices remain over $50 per barrel as investors worry about having the supplies necessary to meet increased demand. We believe that demand for energy products will moderate as global economic growth slows and supplies will be sufficient unless we have a major disruption. The Federal Reserve has now raised rates seven times to 2.75%. However, only the yields on short and intermediate term bonds have been affected, as 10 and 30 year treasuries are close to the levels seen when the Federal Reserve began to raise interest rates last June. The Federal Reserve has pledged to continue raising rates at a measured pace to make sure inflation does not accelerate.

The Jamestown Equity Fund returned -4.9% and 8.3% annualized for the five and ten year period ending March 31, 2005. The Lipper Large Cap Core Index returned -4.2% and 9.2% annualized for the comparable periods.

The assets of your Fund were $42 million as of March 31, 2005.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ending March 31, 2005, The Jamestown Tax Exempt Virginia Fund had a total return of 0.19% compared to 0.92% for the Lipper Intermediate Municipal Fund Index. The Lehman Municipal Bond Index increased 2.65% during the same twelve-month period. Many investors and analysts had forecast higher interest rates last year, and as a result many portfolio managers were positioned short of their respective benchmark indices. We were among this group thinking interest rates would move higher. Our defensive posture hurt the performance of the Fund relative to the Index.

As of March 31, 2005, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 4.3 years and a current yield of 3.30%, which produced a tax equivalent yield of 5.08% (assuming a maximum 35.0% federal tax rate). While the Fund remains conservatively postured, we are looking for opportunities to extend maturities to a more neutral stance.

The Federal Reserve has adopted a program of gradual, measured increases in short-term interest rates. Beginning on June 30, 2004, the federal funds rate increased (in seven 0.25% increments) from a 45-year low of 1.00% to 2.75% by the fiscal year-end. The municipal yield curve flattened significantly over the past 12 months, as the 2-year yield increased by 135 basis points, while longer maturities (15+years) were basically unchanged in yield.

The Jamestown Tax Exempt Virginia Fund returned 4.76% on an annualized basis for the five years ended March 31, 2005, versus 5.26% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.75%, as compared to the 5.10% annualized return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were $31.6 million as of March 31, 2005.

JAMESTOWN  INTERNATIONAL EQUITY FUND

For the fiscal year ending March 31, 2005, the Jamestown International Equity Fund had a return of 10.5% versus 15.1% for the EAFE Index and 12.9% for the Lipper International Fund Index. International equities have outperformed US equity markets during the equity market recovery aided by weakness in the US dollar. The Fund was hurt in the past year by the sub-advisor's focus on growth-oriented securities, which lagged their value counterparts in the past twelve months. During the past twelve months, the EAFE Value Index rose 19.9% while the EAFE Growth Index increased 11.1%.

Markets have begun to reflect a slowdown in global economic activity, though Oechsle remains cautiously optimistic about the outlook for global economic growth. Various cross currents exist in the economic and market environment. Leading economic indicators confirm the consensus view that less ebullient growth should be expected in all major regions of the world economy. However, the downturn in leading economic indicators is close to a trough, consistent with a return towards improved growth in coming quarters. Household finances in many major economies are not under stress because asset growth has outpaced liability growth, yet the persistence of high oil prices may be a drag on consumption growth. At the company level, balance sheets are strong, yet business confidence is fragile and profit growth rates have probably peaked or are close to peaking in most major markets. Accordingly, investors have grown cautious about the outlook, elevating the equity risk premium to discount a future of slower economic activity. Oechsle feels that investors underestimate the economic value creation that may occur over the next 12-18 months, particularly among companies with above-average earnings growth potential.

The Fund currently has 49.8% invested in Continental Europe, 17.0% in the United Kingdom, 24.9% in Japan, 4.9% in the Pacific Basin outside of Japan, 0.3% in North America, and 3.1% in emerging markets.

Since inception (April 16, 1996), the Fund generated an annualized return of 3.1% versus 4.4% for the EAFE Index. The total assets of your fund were $20 million as of March 31, 2005.


                                    Sincerely,

                                    /s/ Charles M. Caravati, III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund


                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                          THE JAMESTOWN BALANCED FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN BALANCED FUND:
 ----------------------------         ----------------------------

     DATE        BALANCE                  DATE         BALANCE
     ----        -------                  ----         -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,760
   09/30/95       11,825                09/30/95        11,352
   12/31/95       12,537                12/31/95        11,891
   03/31/96       13,210                03/31/96        12,280
   06/30/96       13,803                06/30/96        12,654
   09/30/96       14,230                09/30/96        12,959
   12/31/96       15,416                12/31/96        13,764
   03/31/97       15,829                03/31/97        13,789
   06/30/97       18,593                06/30/97        15,348
   09/30/97       19,985                09/30/97        16,111
   12/31/97       20,559                12/31/97        16,503
   03/31/98       23,427                03/31/98        18,260
   06/30/98       24,201                06/30/98        18,357
   09/30/98       21,793                09/30/98        16,742
   12/31/98       26,435                12/31/98        19,517
   03/31/99       27,752                03/31/99        19,640
   06/30/99       29,708                06/30/99        20,247
   09/30/99       27,853                09/30/99        19,672
   12/31/99       31,997                12/31/99        21,756
   03/31/00       32,731                03/31/00        22,763
   06/30/00       31,860                06/30/00        23,077
   09/30/00       31,552                09/30/00        22,403
   12/31/01       29,087                12/31/00        21,942
   03/31/01       25,638                03/31/01        19,883
   06/30/01       27,138                06/30/01        20,082
   09/30/01       23,154                09/30/01        18,176
   12/31/01       25,628                12/31/01        19,467
   03/31/02       25,699                03/31/02        19,243
   06/30/02       22,255                06/30/02        18,389
   09/30/02       18,409                09/30/02        17,030
   12/31/02       19,963                12/31/02        17,440
   03/31/03       19,334                03/31/03        17,308
   06/30/03       22,310                06/30/03        18,905
   09/30/03       22,901                09/30/03        19,019
   12/31/03       25,690                12/31/03        20,304
   03/31/04       26,124                03/31/04        20,820
   06/30/04       26,574                06/30/04        20,996
   09/30/04       26,078                09/30/04        20,826
   12/31/04       28,485                12/31/04        21,704
   03/31/05       27,873                03/31/05        21,409


    CONSUMER PRICE INDEX
    ---------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                          1 YEAR      5 YEARS    10 YEARS
The Jamestown Balanced Fund                 2.83%      (1.22%)     7.91%
Standard & Poor's 500 Index                 6.69%      (3.16%)    10.79%
Consumer Price Index                        3.82%       2.63%      2.51%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                           THE JAMESTOWN EQUITY FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN EQUITY FUND:
 ----------------------------         --------------------------

     DATE        BALANCE                  DATE         BALANCE
     ----        -------                  ----         -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,846
   09/30/95       11,825                09/30/95        11,583
   12/31/95       12,537                12/31/95        12,188
   03/31/96       13,210                03/31/96        12,800
   06/30/96       13,803                06/30/96        13,319
   09/30/96       14,230                09/30/96        13,684
   12/31/96       15,416                12/31/96        14,755
   03/31/97       15,829                03/31/97        14,755
   06/30/97       18,593                06/30/97        17,016
   09/30/97       19,985                09/30/97        18,036
   12/31/97       20,559                12/31/97        18,522
   03/31/98       23,427                03/31/98        21,209
   06/30/98       24,201                06/30/98        21,177
   09/30/98       21,793                09/30/98        18,094
   12/31/98       26,435                12/31/98        22,962
   03/31/99       27,752                03/31/99        22,975
   06/30/99       29,708                06/30/99        24,226
   09/30/99       27,853                09/30/99        23,107
   12/31/99       31,997                12/31/99        26,785
   03/31/00       32,731                03/31/00        28,498
   06/30/00       31,860                06/30/00        28,969
   09/30/00       31,552                09/30/00        27,359
   12/31/00       29,087                12/31/00        26,326
   03/31/01       25,638                03/31/01        22,373
   06/30/01       27,138                06/30/01        22,676
   09/30/01       23,154                09/30/01        18,973
   12/31/01       25,628                12/31/01        21,119
   03/31/02       25,699                03/31/02        20,714
   06/30/02       22,255                06/30/02        18,958
   09/30/02       18,409                09/30/02        16,180
   12/31/02       19,963                12/31/02        16,706
   03/31/03       19,334                03/31/03        16,334
   06/30/03       22,310                06/30/03        18,557
   09/30/03       22,901                09/30/03        18,704
   12/31/03       25,690                12/31/03        20,659
   03/31/04       26,124                03/31/04        21,250
   06/30/04       26,574                06/30/04        21,726
   09/30/04       26,078                09/30/04        21,267
   12/31/04       28,485                12/31/04        22,540
   03/31/05       27,873                03/31/05        22,172


    CONSUMER PRICE INDEX
    --------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/04       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR      5 YEARS   10 YEARS
The Jamestown Equity Fund                   4.34%      (4.90%)     8.29%
Standard & Poor's 500 Index                 6.69%      (3.16%)    10.79%
Consumer Price Index                        3.82%       2.63%      2.51%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                   INDEX AND THE LEHMAN MUNICIPAL BOND INDEX


[GRAPHIC OMITTED]


 LEHMAN MUNICIPAL BOND INDEX:    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
 ----------------------------    ---------------------------------------

      DATE       BALANCE                  DATE         BALANCE
      ----       -------                  ----          ------
    03/31/95      10,000                03/31/95        10,000
    06/30/95      10,241                06/30/95        10,221
    09/30/95      10,535                09/30/95        10,424
    12/31/95      10,970                12/31/95        10,714
    03/31/96      10,838                03/31/96        10,651
    06/30/96      10,921                06/30/96        10,717
    09/30/96      11,172                09/30/96        10,894
    12/31/96      11,456                12/31/96        11,129
    03/31/97      11,429                03/31/97        11,118
    06/30/97      11,823                06/30/97        11,417
    09/30/97      12,179                09/30/97        11,659
    12/31/97      12,509                12/31/97        11,916
    03/31/98      12,654                03/31/98        12,008
    06/30/98      12,846                06/30/98        12,150
    09/30/98      13,241                09/30/98        12,508
    12/31/98      13,320                12/31/98        12,560
    03/31/99      13,438                03/31/99        12,599
    06/30/99      13,201                06/30/99        12,405
    09/30/99      13,148                09/30/99        12,399
    12/31/99      13,046                12/31/99        12,341
    03/31/00      13,428                03/31/00        12,605
    06/30/00      13,630                06/30/00        12,745
    09/30/00      13,960                09/30/00        13,002
    12/31/00      14,571                12/31/00        13,450
    03/31/01      14,894                03/31/01        13,735
    06/30/01      14,991                06/30/01        13,800
    09/30/01      15,412                09/30/01        14,117
    12/31/01      15,318                12/31/01        14,048
    03/31/02      15,462                03/31/02        14,156
    06/30/02      16,028                06/30/02        14,600
    09/30/02      16,789                09/30/02        15,205
    12/31/02      16,789                12/31/02        15,219
    03/31/03      16,991                03/31/03        15,323
    06/30/03      17,429                06/30/03        15,634
    09/30/03      17,443                09/30/03        15,620
    12/31/03      17,681                12/31/03        15,723
    03/31/04      17,987                03/31/04        15,875
    06/30/04      17,561                06/30/04        15,875
    09/30/04      18,242                09/30/04        15,875
    12/31/04      18,470                12/31/04        15,875
    03/31/05      18,464                03/31/05        15,875



LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
-----------------------------------------

      DATE           BALANCE
      ----           -------
    03/31/95          10,000
    06/30/95          10,225
    09/30/95          10,470
    12/31/95          10,751
    03/31/96          10,692
    06/30/96          10,740
    09/30/96          10,937
    12/31/96          11,178
    03/31/97          11,175
    06/30/97          11,471
    09/30/97          11,752
    12/31/97          12,005
    03/31/98          12,120
    06/30/98          12,268
    09/30/98          12,608
    12/31/98          12,680
    03/31/99          12,751
    06/30/99          12,537
    09/30/99          12,545
    12/31/99          12,506
    03/31/00          12,726
    06/30/00          12,880
    09/30/00          13,149
    12/31/00          13,590
    03/31/01          13,897
    06/30/01          14,000
    09/30/01          14,363
    12/31/01          14,242
    03/31/02          14,345
    06/30/02          14,852
    09/30/02          15,427
    12/31/02          15,431
    03/31/03          15,583
    06/30/03          15,926
    09/30/03          15,958
    12/31/03          16,103
    03/31/04          16,290
    06/30/04          15,969
    09/30/04          16,446
    12/31/04          16,562
    03/31/05          16,440


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR      5 YEARS    10 YEARS
The Jamestown Tax Exempt Virginia Fund      0.19%       4.76%      4.75%
Lipper Intermediate Municipal Fund Index    0.92%       5.26%      5.10%
Lehman Municipal Bond Index                 2.65%       6.58%      6.32%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST
                               INDEX (EAFE INDEX)


[GRAPHIC OMITTED]


   MORGAN STANLEY EUROPE, AUSTRALIA
   ------------------------------     THE JAMESTOWN INTERNATIONAL EQUITY FUND
   AND FAR EAST INDEX (EAFE INDEX)    ---------------------------------------
   ------------------------------

      DATE       BALANCE                        DATE         BALANCE
      ----       -------                        ----         -------
    04/30/96      10,000                      04/16/96        10,000
    06/30/96       9,871                      06/30/96         9,820
    09/30/96       9,859                      09/30/96         9,539
    12/31/96      10,016                      12/31/96         9,770
    03/31/97       9,860                      03/31/97         9,850
    06/30/97      11,138                      06/30/97        11,407
    09/30/97      11,059                      09/30/97        11,899
    12/31/97      10,193                      12/31/97        10,984
    03/31/98      11,693                      03/31/98        12,773
    06/30/98      11,817                      06/30/98        13,370
    09/30/98      10,138                      09/30/98        11,527
    12/31/98      12,232                      12/31/98        13,615
    03/31/99      12,402                      03/31/99        13,879
    06/30/99      12,717                      06/30/99        14,490
    09/30/99      13,277                      09/30/99        15,366
    12/31/99      15,532                      12/31/99        19,008
    03/31/00      15,517                      03/31/00        19,341
    06/30/00      14,902                      06/30/00        17,682
    09/30/00      13,701                      09/30/00        16,245
    12/31/00      13,333                      12/31/00        15,128
    03/31/01      11,501                      03/31/01        12,902
    06/30/01      11,380                      06/30/01        12,486
    09/30/01       9,787                      09/30/01        10,231
    12/31/01      10,469                      12/31/01        11,003
    03/31/02      10,522                      03/31/02        11,139
    06/30/02      10,299                      06/30/02        10,643
    09/30/02       8,267                      09/30/02         8,361
    12/31/02       8,800                      12/31/02         8,782
    03/31/03       8,078                      03/31/03         7,889
    06/30/03       9,634                      06/30/03         9,377
    09/30/03      10,417                      09/30/03         9,965
    12/31/03      12,195                      12/31/03        11,398
    03/31/04      12,723                      03/31/04        11,851
    06/30/04      12,751                      06/30/04        11,801
    09/30/04      12,715                      09/30/04        11,486
    12/31/04      14,663                      12/31/04        13,289
    03/31/05      14,640                      03/31/05        13,096


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR    5 YEARS  SINCE INCEPTION*
The Jamestown International Equity Fund    10.51%    (7.50%)       3.06%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)              15.07%    (1.16%)       4.36%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was April 16, 1996.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                        % OF
-----------------------------------    TEN LARGEST EQUITY HOLDINGS    NET ASSETS
                                       -----------------------------------------
  [GRAPHIC OMITTED]                    PepsiCo, Inc.                     2.1%
                                       Bank of America Corporation       2.0%
Common Stocks             66.4%        ITT Industries, Inc.              2.0%
Fixed Income              29.5%        ChevronTexaco Corporation         1.9%
Cash Equivalents           4.1%        Citigroup, Inc.                   1.9%
                                       Illinois Tool Works, Inc.         1.9%
                                       WellPoint, Inc.                   1.9%
                                       Noble Drilling Corporation        1.9%
                                       Amgen, Inc.                       1.8%
                                       Goldman Sachs Group, Inc.         1.7%


EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (66.4% OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                          THE
                                        JAMESTOWN
                                         BALANCED     S&P 500
                                           FUND        INDEX
--------------------------------------------------------------
Consumer Discretionary                      8.9%        11.5%
Consumer Staples                            7.7%        10.3%
Energy                                      7.7%         8.8%
Financials                                 14.6%        19.8%
Health Care                                17.8%        13.0%
Industrials                                17.2%        11.9%
Information Technology                     19.1%        15.1%
Materials                                   6.0%         3.3%
Telecommunication Services                  1.0%         3.1%
Utilities                                   0.0%         3.2%


FIXED-INCOME PORTFOLIO (29.5% OF PORTFOLIO)      SECTOR BREAKDOWN
-------------------------------------------      -------------------------------
Average Stated Maturity (Years)     3.88         U.S. Treasury             9.8%
Average Duration (Years)            3.06         U.S. Government Agency   18.3%
Average Coupon                     5.85%         Mortgage-Backed          17.6%
Average Yield to Maturity          4.40%         Corporate                51.9%
                                                 Municipal                 1.4%
                                                 Regional Authority        1.0%

                         CREDIT QUALITY
                         --------------------------------
                         AAA                         1.4%
                         AA                         13.8%
                         A                          28.3%
                         BAA                        10.7%
                         U.S. Treasury               9.7%
                         U.S. Government Agency     36.1%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
----------------------------------   TEN LARGEST HOLDINGS             NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    PepsiCo, Inc.                        3.1%
                                     Bank of America Corporation          3.0%
Common Stocks             99.8%      ITT Industries, Inc.                 3.0%
Cash Equivalents           0.2%      Illinois Tool Works, Inc.            2.9%
                                     Noble Drilling Corporation           2.8%
                                     Citigroup, Inc.                      2.8%
                                     ChevronTexaco Corporation            2.8%
                                     WellPoint, Inc.                      2.8%
                                     Amgen, Inc.                          2.6%
                                     Teva Pharmaceutical Industries Ltd.  2.5%


INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                            (% of Portfolio)

                                           THE
                                         JAMESTOWN
                                          EQUITY       S&P 500
                                           FUND         INDEX
--------------------------------------------------------------
Consumer Discretionary                      8.7%        11.5%
Consumer Staples                            7.1%        10.3%
Energy                                      7.7%         8.8%
Financials                                 14.5%        19.8%
Health Care                                17.5%        13.0%
Industrials                                17.6%        11.9%
Information Technology                     19.6%        15.1%
Materials                                   6.0%         3.3%
Telecommunication Services                  1.1%         3.1%
Utilities                                   0.0%         3.2%
Cash Equivalents                            0.2%         0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

          CHARACTERISTICS                 MATURITY BREAKDOWN (% OF PORTFOLIO)
        (WEIGHTED AVERAGE)               ---------------------------------------
---------------------------------------
Current Yield                   3.30%              [GRAPHIC OMITTED]
Tax-Equivalent Yield            5.08%*
Average Maturity            4.3 years          0-2 Years          25%
Average Duration            3.7 years          2-5 Years          40%
Average Quality                   AA+          5-10 Years         32%
Number of Issues                   35          10+ Years           3%


CREDIT QUALITY (% OF PORTFOLIO)          SECTOR DIVERSIFICATION (% OF PORTFOLIO)
---------------------------------------  ---------------------------------------

      [GRAPHIC OMITTED]                           [GRAPHIC OMITTED]

AAA             66.9%                    Revenues                  45.0%
AA              33.1%                    Government Guaranteed     27.4%
                                         Floating Rate Notes        4.0%
                                         General Obligations       21.7%
                                         Cash                       1.9%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================


ASSET ALLOCATION                                                       % OF
-------------------------------   TEN LARGEST HOLDINGS     COUNTRY   NET ASSETS
                                  ----------------------------------------------
[GRAPHIC OMITTED]                 Repsol YPF SA             Spain       2.7%
                                  GlaxoSmithKline PLC  United Kingdom   2.5%
Common Stocks      97.3%          ENI SpA                   Italy       2.2%
Cash Equivalents    2.7%          Royal Dutch Petroleum
                                   Company               Netherlands    2.0%
                                  WMC Resources Ltd.      Australia     1.7%
                                  Land Securities
                                   Group PLC            United Kingdom  1.7%
                                  Sumitomo Mitsui
                                   Financial Group, Inc.    Japan       1.7%
                                  Nomura Holdings, Inc.     Japan       1.7%
                                  ITOCHU Corporation        Japan       1.7%
                                  Siemens AG               Germany      1.6%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                            THE
                                         JAMESTOWN     MORGAN
                                       INTERNATIONAL   STANLEY
                                           EQUITY       EAFE
                                            FUND        INDEX
                                        ----------------------
Australia                                   3.6%         5.2%
France                                      7.6%         9.6%
Germany                                    13.0%         6.9%
Greece                                      1.0%         0.6%
Italy                                       5.1%         4.2%
Japan                                      24.9%        21.5%
Netherlands                                 8.7%         5.0%
Singapore                                   1.3%         0.8%
Spain                                       3.7%         4.0%
Sweden                                      3.2%         2.5%
Switzerland                                 6.5%         6.8%
United Kingdom                             17.0%        25.2%
Other                                       1.7%         7.7%
Cash Equivalents                            2.7%         0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================================================
                                                                                    JAMESTOWN      JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA        EQUITY
                                                       FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost .......................... $ 53,067,830    $ 34,654,651    $ 30,631,219    $ 17,200,930
                                                   ============    ============    ============    ============
    At value (Note 1) ............................ $ 62,256,151    $ 42,179,293    $ 31,615,486    $ 19,709,185
  Cash ...........................................         --              --              --           529,270
  Cash denominated in
    foreign currency(a) (Note 5) .................         --              --              --             1,679
  Dividends and interest receivable ..............      266,546          31,066         379,557          61,458
  Receivable for securities sold .................      244,688         562,729            --              --
  Receivable for capital shares sold .............       23,213           6,039         100,000            --
  Other assets ...................................        2,861          10,942           6,202           2,518
                                                   ------------    ------------    ------------    ------------
    TOTAL ASSETS .................................   62,793,459      42,790,069      32,101,245      20,304,110
                                                   ------------    ------------    ------------    ------------

LIABILITIES
  Bank overdraft .................................         --           362,227            --              --
  Distributions payable ..........................       72,179         134,492          19,485             987
  Payable for securities purchased ...............      421,504            --           489,616            --
  Payable for capital shares redeemed ............       18,492          11,007          19,083             530
  Accrued investment advisory fees (Note 3) ......       34,733          24,339           9,808          11,458
  Accrued administration fees (Note 3) ...........        6,900           5,200           3,800           3,500
  Other accrued expenses .........................        4,959            --              --            21,850
                                                   ------------    ------------    ------------    ------------
    TOTAL LIABILITIES ............................      558,767         537,265         541,792          38,325
                                                   ------------    ------------    ------------    ------------

NET ASSETS ....................................... $ 62,234,692    $ 42,252,804    $ 31,559,453    $ 20,265,785
                                                   ============    ============    ============    ============


Net assets consist of:
  Paid-in capital ................................ $ 53,251,448    $ 34,795,172    $ 30,598,941    $ 35,066,020
  Undistributed (overdistributed) net
    investment income ............................      (73,816)            450           8,888           6,207
  Accumulated net realized losses
    from security transactions ...................     (131,261)        (67,460)        (32,643)    (17,314,682)
  Net unrealized appreciation
    on investments ...............................    9,188,321       7,524,642         984,267       2,508,255
  Net unrealized appreciation/depreciation
    on translation of assets and liabilities in
    foreign currencies ...........................         --              --              --               (15)
                                                   ------------    ------------    ------------    ------------
Net assets ....................................... $ 62,234,692    $ 42,252,804    $ 31,559,453    $ 20,265,785
                                                   ============    ============    ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
   no par value) .................................    4,169,987       2,388,559       3,086,644       1,962,785
                                                   ============    ============    ============    ============


Net asset value, offering price and redemption
  price per share(b) ............................. $      14.92    $      17.69    $      10.22    $      10.33
                                                   ============    ============    ============    ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $1,679.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.


12

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================================================
                                                                                    JAMESTOWN      JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA        EQUITY
                                                       FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ...................................... $    647,815    $    684,647    $       --      $    503,885
  Foreign withholding taxes on dividends .........         --              --              --           (66,162)
  Interest .......................................    1,074,569          22,372       1,375,726           1,434
                                                   ------------    ------------    ------------    ------------
    TOTAL INVESTMENT INCOME ......................    1,722,384         707,019       1,375,726         439,157
                                                   ------------    ------------    ------------    ------------

EXPENSES
  Investment advisory fees (Note 3) ..............      406,153         299,497         128,185         197,943
  Administration fees (Note 3) ...................       81,349          63,939          46,385          39,605
  Custodian fees .................................       11,171           9,371           5,322          57,016
  Professional fees ..............................       18,742          15,986          13,986          17,692
  Trustees' fees and expenses ....................       10,561          10,561          10,561          10,561
  Registration fees ..............................       13,833          13,442           1,924          12,724
  Pricing costs ..................................        8,954           1,648           5,847          30,993
  Postage and supplies ...........................        7,451           7,586           5,773           5,170
  Insurance expense ..............................        4,521           3,794           2,629           1,826
  Printing of shareholder reports ................        2,731           3,967           1,540           2,046
  Compliance fees (Note 3) .......................        5,015           3,690           2,560           1,485
  Other expenses .................................        4,340           5,942           6,021           4,579
                                                   ------------    ------------    ------------    ------------
    TOTAL EXPENSES ...............................      574,821         439,423         230,733         381,640
  Fees waived by the Adviser (Note 3) ............         --              --            (9,614)        (97,577)
  Expenses reimbursed through a brokerage
    arrangement (Note 4) .........................      (24,000)        (24,000)           --              --
                                                   ------------    ------------    ------------    ------------
    NET EXPENSES .................................      550,821         415,423         221,119         284,063
                                                   ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ............................    1,171,563         291,596       1,154,607         155,094
                                                   ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON  INVESTMENTS
  AND FOREIGN  CURRENCIES (NOTE 5)
  Net realized gains (losses) from:
    Security transactions ........................    2,503,054       2,936,243          31,027       2,520,865
    Foreign currency transactions ................         --              --              --            (9,732)
  Net  change in unrealized appreciation/
    depreciation on:
    Investments ..................................   (1,945,221)     (1,239,526)     (1,106,925)       (782,364)
    Foreign currency translation .................         --              --              --            (1,411)
                                                   ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES .........................      557,833       1,696,717      (1,075,898)      1,727,358
                                                   ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ................................ $  1,729,396    $  1,988,313    $     78,709    $  1,882,452
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.


                                                                                                              13

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                             JAMESTOWN                      JAMESTOWN
                                                           BALANCED FUND                    EQUITY FUND
                                                  --------------------------------------------------------------
                                                        YEAR           YEAR            YEAR             YEAR
                                                        ENDED          ENDED           ENDED            ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                        2005            2004            2005            2004
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .......................... $  1,171,563    $  1,151,574    $    291,596    $    125,620
  Net realized gains on
    security transactions ........................    2,503,054       4,199,003       2,936,243       2,588,909
  Net change in unrealized appreciation/
    depreciation on investments ..................   (1,945,221)      6,717,187      (1,239,526)      8,914,790
                                                   ------------    ------------    ------------    ------------
Net increase in net assets
  from operations ................................    1,729,396      12,067,764       1,988,313      11,629,319
                                                   ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income ............................   (1,211,016)     (1,223,055)       (291,146)       (127,664)
  From net realized gains from
    security transactions ........................   (2,479,946)     (3,352,848)     (2,982,053)     (1,325,502)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from
  distributions to shareholders ..................   (3,690,962)     (4,575,903)     (3,273,199)     (1,453,166)
                                                   ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................    2,063,209       3,140,462       2,989,063       4,251,916
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............    3,472,724       4,290,910       3,081,869       1,353,892
  Payments for shares redeemed ...................   (5,177,280)    (16,424,954)    (12,719,998)     (4,214,310)
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions .....................      358,653      (8,993,582)     (6,649,066)      1,391,498
                                                   ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................................   (1,602,913)     (1,501,721)     (7,933,952)     11,567,651

NET ASSETS
  Beginning of year ..............................   63,837,605      65,339,326      50,186,756      38,619,105
                                                   ------------    ------------    ------------    ------------
  End of year .................................... $ 62,234,692    $ 63,837,605    $ 42,252,804    $ 50,186,756
                                                   ============    ============    ============    ============

UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME .......................... $    (73,816)   $    (83,209)   $        450     $      --
                                                   ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................      134,979         208,358         162,067         246,616
  Reinvested .....................................      230,750         282,740         173,805          74,222
  Redeemed .......................................     (340,541)     (1,093,653)       (692,771)       (244,294)
                                                   ------------    ------------    ------------    ------------
  Net increase (decrease) in shares outstanding ..       25,188        (602,555)       (356,899)         76,544
  Shares outstanding, beginning of year ..........    4,144,799       4,747,354       2,745,458       2,668,914
                                                   ------------    ------------    ------------    ------------
  Shares outstanding, end of year ................    4,169,987       4,144,799       2,388,559       2,745,458
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.


14

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                      JAMESTOWN TAX EXEMPT                     JAMESTOWN
                                                          VIRGINIA FUND              INTERNATIONAL EQUITY FUND
                                                  --------------------------------------------------------------
                                                        YEAR           YEAR            YEAR             YEAR
                                                        ENDED          ENDED           ENDED            ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                        2005            2004            2005            2004
----------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income .......................... $  1,154,607    $  1,215,391    $    155,094    $    135,044
  Net realized gains (losses) from:
    Security transactions ........................       31,027         141,046       2,520,865       1,481,570
    Foreign currency transactions ................         --              --            (9,732)         22,537
  Net change in unrealized appreciation/
    depreciation on:
    Investments ..................................   (1,106,925)        (95,839)       (782,364)      7,758,606
    Foreign currency translation .................         --              --            (1,411)         (5,493)
                                                   ------------    ------------    ------------    ------------
Net increase in net assets
  from operations ................................       78,709       1,260,598       1,882,452       9,392,264
                                                   ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................   (1,141,162)     (1,211,959)       (157,727)       (128,007)
  From net realized gains from foreign
    currency transactions ........................         --              --              --           (22,537)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from distributions
  to shareholders ................................   (1,141,162)     (1,211,959)       (157,727)       (150,544)
                                                   ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................    3,119,028       4,145,836       1,122,011       1,190,078
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............      866,777         856,576         152,797         146,131
  Proceeds from redemption fees collected ........         --              --              --               400
  Payments for shares redeemed ...................   (4,966,001)     (7,872,504)     (3,892,103)    (10,728,264)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from
  capital share transactions .....................     (980,196)     (2,870,092)     (2,617,295)     (9,391,655)
                                                   ------------    ------------    ------------    ------------

TOTAL DECREASE IN
  NET ASSETS .....................................   (2,042,649)     (2,821,453)       (892,570)       (149,935)

NET ASSETS
  Beginning of year ..............................   33,602,102      36,423,555      21,158,355      21,308,290
                                                   ------------    ------------    ------------    ------------
  End of year .................................... $ 31,559,453    $ 33,602,102    $ 20,265,785    $ 21,158,355
                                                   ============    ============    ============    ============

UNDISTRIBUTED NET
  INVESTMENT INCOME .............................. $      8,888    $     11,446    $      6,207    $     18,572
                                                   ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................      301,917         394,610         111,780         139,029
  Reinvested .....................................       83,713          81,178          14,839          16,552
  Redeemed .......................................     (479,453)       (743,152)       (410,618)     (1,287,783)
                                                   ------------    ------------    ------------    ------------
  Net decrease in shares outstanding .............      (93,823)       (267,364)       (283,999)     (1,132,202)
  Shares outstanding, beginning of year ..........    3,180,467       3,447,831       2,246,784       3,378,986
                                                   ------------    ------------    ------------    ------------
  Shares outstanding, end of year ................    3,086,644       3,180,467       1,962,785       2,246,784
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003          2002(a)          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $     15.40    $     13.76    $     15.66    $     16.78    $     19.83
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.29           0.27           0.31           0.32           0.35
  Net realized and unrealized gains
   (losses) on investments ......................         0.14           2.48          (1.88)         (0.86)         (2.82)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.43           2.75          (1.57)         (0.54)         (2.47)
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from and/or in excess of
    net investment income .......................        (0.30)         (0.29)         (0.33)         (0.35)         (0.35)
  Distributions from net realized gains .........        (0.61)         (0.82)            --          (0.23)         (0.23)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.91)         (1.11)         (0.33)         (0.58)         (0.58)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     14.92    $     15.40    $     13.76    $     15.66    $     16.78
                                                   ===========    ===========    ===========    ===========    ===========

Total return (b) ................................         2.83%         20.29%        (10.06%)        (3.22%)       (12.65%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    62,235    $    63,838    $    65,339    $    96,824    $   109,333
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of gross expenses to average net assets ...         0.92%          0.91%          0.90%          0.86%          0.87%

Ratio of net expenses to average net assets(c) ..         0.88%          0.88%          0.87%          0.83%          0.85%

Ratio of net investment income to
  average net assets ............................         1.87%          1.77%          2.12%          1.97%          1.84%

Portfolio turnover rate .........................           29%            36%            38%            62%            64%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide  for
     Investment  Companies and began amortizing  premiums on debt securities and began  recording  paydown gains and  losses as  adjustments  to  interest  income.  Had the Fund not adopted these new provisions,  the net investment  income  per share would have been $0.34 and the ratio of net  investment  income to average net assets  would have been 2.07%.  Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Ratios were determined  based on net expenses after expense  reimbursements through a  brokerage arrangement  (Note 4).

See accompanying notes to financial statements.








16

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003           2002            2001
----------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ............  $     18.28    $     14.47    $     18.40    $     19.94    $     26.02
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.12           0.05           0.04           0.06             --
  Net realized and unrealized gains
   (losses) on investments ......................         0.65            4.3          (3.93)         (1.54)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.77           4.35          (3.89)         (1.48)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------
Less distributions:
  Dividends from net investment income ..........        (0.12)         (0.05)         (0.04)         (0.06)            --
  Distributions from net realized gains .........        (1.24)         (0.49)            --             --          (0.57)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (1.36)         (0.54)         (0.04)         (0.06)         (0.57)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     17.69    $     18.28    $     14.47    $     18.40    $     19.94
                                                   ===========    ===========    ===========    ===========    ===========

Total return(a) .................................         4.34%         30.10%        (21.15%)        (7.42%)       (21.49%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    42,253    $    50,187    $    38,619    $    54,807    $    60,914
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of gross expenses to average net assets ...         0.95%          0.94%          0.96%          0.90%          0.90%

Ratio of net expenses to average net assets(b) ..         0.90%          0.88%          0.89%          0.86%          0.88%

Ratio of net investment income
  (loss) to average net assets ..................         0.63%          0.27%          0.25%          0.31%         (0.01%)

Portfolio turnover rate .........................           34%            52%            60%            89%            83%

(a)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Ratios were determined  based on net expenses after expense  reimbursements through  a  brokerage arrangement (Note 4).

See accompanying notes to financial statements.




                                                                                                                          17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003          2002(a)          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $     10.57    $     10.56    $     10.12    $     10.22    $      9.79
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.37           0.37           0.38           0.41           0.43
  Net realized and unrealized gains
   (losses) on investments ......................        (0.35)          0.00(b)        0.44          (0.10)          0.43
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.02           0.37           0.82           0.31           0.86
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ..........        (0.37)         (0.36)         (0.38)         (0.41)         (0.43)
  Distributions from net realized gains .........           --             --             --             --             --
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.37)         (0.36)         (0.38)         (0.41)         (0.43)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     10.22    $     10.57    $     10.56    $     10.12    $     10.22
                                                   ===========    ===========    ===========    ===========    ===========

Total return(c) .................................         0.19%          3.61%          8.24%          3.04%          8.97%
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    31,559    $    33,602    $    36,424    $    33,896    $    30,182
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(d) ..         0.69%          0.69%          0.69%          0.68%          0.68%

Ratio of net investment income to
  average net assets ............................         3.60%          3.46%          3.68%          4.02%          4.31%

Portfolio turnover rate .........................           15%            43%            28%            27%            47%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide  for
     Investment  Companies  and began accreting  market  discount on debt securities.  Had the  Fund not  adopted  this  new provision,  the ratio of net  investment  income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Represents less than a penny per share.

(c)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Absent investment advisory fees  voluntarily  waived by the Adviser,  the ratio of expenses to average net assets would have been 0.72%,  0.74% and 0.70% for the years ended March 31, 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.

18

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003           2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $      9.42    $      6.31    $      8.98    $     10.56    $     17.99
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income (loss) ..................         0.08           0.05           0.06           0.01          (0.03)
  Net realized and unrealized gains (losses)
    on investments and foreign currencies .......         0.91           3.12          (2.69)         (1.47)         (5.48)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.99           3.17          (2.63)         (1.46)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ..........        (0.08)         (0.05)         (0.05)         (0.05)         (0.05)
  Return of capital .............................           --             --             --          (0.08)            --
  Distributions from net realized gains .........           --          (0.01)            --             --          (1.87)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.08)         (0.06)         (0.05)         (0.13)         (1.92)
                                                   -----------    -----------    -----------    -----------    -----------

Proceeds from redemption fees collected .........          --            0.00(a)        0.01           0.01            --
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     10.33    $      9.42    $      6.31    $      8.98    $     10.56
                                                   ===========    ===========    ===========    ===========    ===========

Total return(b) .................................        10.51%         50.22%        (29.18%)       (13.66%)       (33.29%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    20,266    $    21,158    $    21,308    $    44,022    $    59,664
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(c) ..         1.43%          1.38%          1.38%          1.38%          1.41%

Ratio of net investment income (loss)
  to average net assets .........................         0.78%          0.57%          0.60%          0.12%         (0.24%)

Portfolio turnover rate .........................          111%            78%            56%            80%            48%

(a)  Represents less than a penny per share.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Absent investment advisory fees  voluntarily  waived by the Adviser,  the ratio of expenses to average net assets would have been 1.92%, 1.77%, 1.70% and  1.51%  for the  years  ended  March  31,  2005,  2004,  2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
   SHARES   COMMON STOCKS -- 66.4%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 5.9%
    19,000  Home Depot, Inc. ...................................... $  726,560
    19,800  Staples, Inc. .........................................    622,314
    13,000  Target Corporation ....................................    650,260
    20,000  Viacom, Inc. - Class B ................................    696,600
    19,000  Wal-Mart Stores, Inc. .................................    952,090
                                                                    ----------
                                                                     3,647,824
                                                                    ----------
            CONSUMER STAPLES -- 5.1%
    16,500  Alberto-Culver Company ................................    789,690
    25,000  PepsiCo, Inc. .........................................  1,325,750
    16,300  Procter & Gamble Company (The) ........................    863,900
     6,000  SYSCO Corporation .....................................    214,800
                                                                    ----------
                                                                     3,194,140
                                                                    ----------
            ENERGY -- 5.1%
    11,500  Anadarko Petroleum Corporation ........................    875,150
    20,200  ChevronTexaco Corporation .............................  1,177,862
    20,000  Noble Drilling Corporation (a) ........................  1,124,200
                                                                    ----------
                                                                     3,177,212
                                                                    ----------
            FINANCIALS -- 9.7%
     5,400  Ambac Financial Group, Inc. ...........................    403,650
    10,000  American International Group, Inc. ....................    554,100
    28,000  Bank of America Corporation ...........................  1,234,800
    21,100  CIT Group, Inc. .......................................    801,800
    26,000  Citigroup, Inc. .......................................  1,168,440
     9,500  Goldman Sachs Group, Inc. .............................  1,044,905
    14,100  Prudential Financial, Inc. ............................    809,340
                                                                    ----------
                                                                     6,017,035
                                                                    ----------
            HEALTHCARE -- 11.8%
    18,500  Amgen, Inc. (a) .......................................  1,076,885
    14,200  Fisher Scientific International, Inc. (a) .............    808,264
    11,000  Johnson & Johnson .....................................    738,760
    14,000  Medtronic, Inc. .......................................    713,300
    38,000  Pfizer, Inc. ..........................................    998,260
    33,000  Teva Pharmaceutical Industries Ltd. ...................  1,023,000
     9,200  WellPoint, Inc. (a) ...................................  1,153,220
    10,500  Zimmer Holdings, Inc. (a) .............................    817,005
                                                                    ----------
                                                                     7,328,694
                                                                    ----------
            INDUSTRIALS -- 11.4%
     8,400  3M Company ............................................    719,796
     4,500  Caterpillar, Inc. .....................................    411,480
    37,000  Cendant Corporation ...................................    759,980
    17,000  Dover Corporation .....................................    642,430
     6,500  General Dynamics Corporation ..........................    695,825
    25,600  General Electric Company ..............................    923,136
    13,000  Illinois Tool Works, Inc. .............................  1,163,890
    13,500  ITT Industries, Inc. ..................................  1,218,240
    16,000  Norfolk Southern Corporation ..........................    592,800
                                                                    ----------
                                                                     7,127,577
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 66.4% (Continued)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 12.7%
    29,500  Accenture Ltd. - Class A (a) .......................... $  712,425
    12,000  Affiliated Computer Services, Inc. (a) ................    638,880
    42,000  Cisco Systems, Inc. (a) ...............................    751,380
    22,000  Dell Computer Corporation (a) .........................    845,240
    33,000  Intel Corporation .....................................    766,590
    13,000  Intuit, Inc. (a) ......................................    569,010
    21,500  Jabil Circuit, Inc. (a) ...............................    613,180
    11,800  Lexmark International, Inc. (a) .......................    943,646
    41,000  Microsoft Corporation .................................    990,970
    48,000  Oracle Corporation (a) ................................    599,040
    12,400  Qualcomm, Inc. ........................................    454,460
                                                                    ----------
                                                                     7,884,821
                                                                    ----------
            MATERIALS -- 4.0%
    20,000  Bemis Company, Inc. ...................................    622,400
    17,500  Dow Chemical Company (The) ............................    872,375
    21,000  Praxair, Inc. .........................................  1,005,060
                                                                    ----------
                                                                     2,499,835
                                                                    ----------
            TELECOMMUNICATIONS SERVICES -- 0.7%
    17,000  Vodafone Group PLC - ADR ..............................    451,520
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $32,697,980) ................$41,328,658
                                                                    ----------

================================================================================
PAR VALUE   U.S. TREASURY OBLIGATIONS -- 2.9%                          VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 2.5%
$1,000,000  7.00%, due 07/15/2006 ................................. $1,042,266
   500,000  4.00%, due 02/15/2014 .................................    482,520
                                                                    ----------
                                                                     1,524,786
                                                                    ----------
            U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.4%
   246,730  3.375%, due 01/15/2007 ................................    259,018
                                                                    ----------

            TOTAL U.S.TREASURY OBLIGATIONS (Cost $1,750,380)....... $1,783,804
                                                                    ----------

================================================================================
PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.4%                  VALUE
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.2%
$1,000,000  6.625%, due 09/15/2009 ................................ $1,086,853
   300,000  5.125%, due 07/15/2012 ................................    307,314
                                                                    ----------
                                                                     1,394,167
                                                                    ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
   800,000  7.00%, due 07/15/2005 .................................    808,922
   200,000  2.00%, due 10/21/2005 .................................    198,446
   700,000  6.00%, due 12/15/2005 .................................    711,872
   250,000  7.25%, due 01/15/2010 .................................    279,105
                                                                    ----------
                                                                     1,998,345
                                                                    ----------

            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost $3,252,650) ................................... $3,392,512
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 5.2%                         VALUE
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.6%
$   86,654  Pool #1471, 7.00%, due 03/01/2008 ..................... $   88,415
    35,984  Pool #1655, 6.50%, due 10/01/2008 .....................     36,218
   161,471  Pool #E00616, 6.00%, due 01/01/2014 ...................    166,882
    57,309  Pool #E90624, 6.00%, due 08/01/2017 ...................     59,230
                                                                    ----------
                                                                       350,745
                                                                    ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.8%
    36,632  Series #1993-18-PJ, 6.50%, due 12/01/2007 .............     36,849
   746,337  Pool #380512, 6.15%, due 08/01/2008 (b) ...............    771,525
   358,483  Pool #618465, 5.00%, due 12/01/2016 ...................    358,525
   278,190  Pool #255031,4.50%, due 12/01/2018 ....................    272,176
   401,401  Pool #255455, 5.00%, due 10/01/2024 ...................    396,286
    98,889  Pool #489757, 6.00%, due 04/01/2029 ...................    101,106
   455,566  Pool #808413, 5.50%, due 01/01/2035 ...................    456,568
                                                                    ----------
                                                                     2,393,035
                                                                    ----------
            GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.8%
    78,818  Pool #781344, 6.50%, due 10/01/2031 ...................     82,352
   404,585  Series #2003-102-PD, 4.25%, due 05/01/2033 ............    395,888
                                                                    ----------
                                                                       478,240
                                                                    ----------

            TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,207,771) .... $3,222,020
                                                                    ----------

================================================================================
PAR VALUE   CORPORATE BONDS -- 15.3%                                   VALUE
--------------------------------------------------------------------------------
            Abbott Laboratories,
$  220,000  5.625%, due 07/01/2006 ................................ $  224,092
            Alcoa, Inc.,
   250,000  6.50%, due 06/01/2011 .................................    272,768
            Allstate Corporation (The),
   150,000  6.125%, due 02/15/2012 ................................    159,753
            Anheuser-Busch Companies, Inc.,
   249,000  5.375%, due 09/15/2008 ................................    256,275
            BB&T Corporation
   325,000  6.50%, due 08/01/2011 .................................    354,655
            Burlington Resources, Inc.,
   350,000  6.68%, due 02/15/2011 .................................    380,425
            Citigroup, Inc.,
   200,000  5.00%, due 03/06/2007 .................................    202,843
            ConocoPhillips,
   200,000  4.75%, due 10/15/2012 .................................    198,720
            CVS Corporation,
   250,000  5.625%, due 03/15/2006 ................................    253,705
            Deutsche Telekom AG,
   300,000  8.50%, due 06/15/2010 .................................    345,024
            Donaldson Lufkin Jenrette, Inc.,
   500,000  6.875%, due 11/01/2005 ................................    509,159
            Dover Corporation,
   345,000  6.50%, due 02/15/2011 .................................    376,625

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 15.3% (Continued)                       VALUE
--------------------------------------------------------------------------------
            Duke Realty L.P., Medium Term Notes,
$  390,000  6.75%, due 05/30/2008 ................................. $  411,006
            FPL Group Capital, Inc.,
   300,000  7.375%, due 06/01/2009 ................................    330,353
            General Dynamics Corporation,
   125,000  4.25%, due 05/15/2013 .................................    119,207
            General Motors Corporation,
   250,000  6.125%, due 08/28/2007 ................................    243,779
            Goldman Sachs Group, Inc.,
   350,000  6.65%, due 05/15/2009 .................................    375,597
            GTE Northwest, Inc.,
   300,000  6.30%, due 06/01/2010 .................................    313,684
            HSBC Finance Corporation,
   300,000  6.40%, due 06/17/2008 .................................    316,303
            Illinois Tool Works, Inc.,
   216,000  5.75%, due 03/01/2009 .................................    226,241
            International Business Machines Corporation,
   175,000  4.375%, due 06/01/2009 ................................    174,114
            J.P. Morgan Chase & Company,
   300,000  6.75%, due 02/01/2011 .................................    328,446
            May Department Stores Company,
   260,000  5.95%, due 11/01/2008 .................................    268,474
            Morgan Stanley,
   250,000  5.30%, due 03/01/20013 ................................    251,419
            National City Corporation,
   575,000  7.20%, due 05/15/2005 .................................    577,531
            Pharmacia Corporation,
   250,000  5.75%, due 12/01/2005 .................................    253,643
            SBC Communciations, Inc., Medium Term Notes,
   400,000  6.875%, due 08/15/2006 ................................    414,399
            SunTrust Banks, Inc.
   300,000  6.00%, due 01/15/2028 .................................    323,153
            Union Camp Corporation,
   300,000  6.50%, due 11/15/2007 .................................    313,893
            United Technologies Corporation,
   250,000  6.10%, due 05/15/2012 .................................    269,987
            U.S. Bank, N.A.,
   200,000  4.80%, due 04/15/2015 .................................    194,372
            Wachovia Corporation,
   250,000  5.25%, due 08/01/2014 .................................    250,712
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $9,137,505)................ $9,490,357
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MUNICIPAL DEBT SECURITITES -- 0.4%                         VALUE
--------------------------------------------------------------------------------
            Virginia State Residential Authority, Infrastructure, Revenue,
$  230,000  5.90%, due 05/01/2011 (Cost $233,902) ................. $  243,239
                                                                    ----------

================================================================================
PAR VALUE   REGIONAL AUTHORITY BONDS -- 0.3%                           VALUE
--------------------------------------------------------------------------------
            Manitoba (Province of), Medium Term Notes,
$  205,000  5.50%, due 10/01/2008 (Cost $204,461) ................. $  212,380
                                                                    ----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES -- 3.3%                         VALUE
--------------------------------------------------------------------------------
$   14,371  American Family Financial Services, Inc., Demand
              Note, 2.52% ......................................... $   14,371
 1,365,041  U.S. Bank, N.A., Demand Note, 2.60% ...................  1,365,041
   703,995  Wisconsin Corporate Central Credit Union, Demand
              Note, 2.52% .........................................    703,995
                                                                    ----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $2,083,407) .... $2,083,407
                                                                    ----------

================================================================================
  SHARES    MONEY MARKET FUNDS -- 0.8%                                 VALUE
--------------------------------------------------------------------------------
   499,774  First American Tax Free Obligation Fund - Class A
              (Cost $499,774) ..................................... $  499,774
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 100.0% (Cost $53,067,830) $62,256,151

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%) .......    (21,459)
                                                                    ----------

             NET ASSETS -- 100.0% .................................$62,234,692
                                                                    ==========


(a)  Non-income producing security.

(b)  Fair value priced (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
  SHARES    COMMON STOCKS -- 99.8%                                    VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 8.7%
    19,000  Home Depot, Inc. ...................................... $  726,560
    21,100  Staples, Inc. .........................................    663,173
    13,000  Target Corporation ....................................    650,260
    19,000  Viacom, Inc. - Class B ................................    661,770
    19,000  Wal-Mart Stores, Inc. .................................    952,090
                                                                    ----------
                                                                     3,653,853
                                                                    ----------
            CONSUMER STAPLES -- 7.1%
    16,500  Alberto-Culver Company ................................    789,690
    25,000  PepsiCo, Inc. .........................................  1,325,750
    17,000  Procter & Gamble Company (The) ........................    901,000
                                                                    ----------
                                                                     3,016,440
                                                                    ----------
            ENERGY -- 7.7%
    12,000  Anadarko Petroleum Corporation ........................    913,200
    20,000  ChevronTexaco Corporation .............................  1,166,200
    21,000  Noble Drilling Corporation (a) ........................  1,180,410
                                                                    ----------
                                                                     3,259,810
                                                                    ----------
            FINANCIAL -- 14.5%
     5,900  Ambac Financial Group, Inc. ...........................    441,025
    11,000  American International Group, Inc. ....................    609,510
    29,000  Bank of America Corporation ...........................  1,278,900
    21,500  CIT Group, Inc. .......................................    817,000
    26,000  Citigroup, Inc. .......................................  1,168,440
     9,500  Goldman Sachs Group, Inc. .............................  1,044,905
    13,000  Prudential Financial, Inc. ............................    746,200
                                                                    ----------
                                                                     6,105,980
                                                                    ----------
            HEALTHCARE -- 17.5%
    19,000  Amgen, Inc. (a) .......................................  1,105,990
    14,000  Fisher Scientific International, Inc. (a) .............    796,880
    11,000  Johnson & Johnson .....................................    738,760
    14,000  Medtronic, Inc. .......................................    713,300
    37,000  Pfizer, Inc. ..........................................    971,990
    34,000  Teva Pharmaceutical Industries Ltd. ...................  1,054,000
     9,300  WellPoint, Inc. (a) ...................................  1,165,755
    11,000  Zimmer Holdings, Inc. (a) .............................    855,910
                                                                    ----------
                                                                     7,402,585
                                                                    ----------
            INDUSTRIALS -- 17.6%
     8,500  3M Company ............................................    728,365
     4,600  Caterpillar, Inc. .....................................    420,624
    38,500  Cendant Corporation ...................................    790,790
    18,000  Dover Corporation .....................................    680,220
     7,000  General Dynamics Corporation ..........................    749,350
    27,300  General Electric Company ..............................    984,438
    13,500  Illinois Tool Works, Inc. .............................  1,208,655
    14,000  ITT Industries, Inc. ..................................  1,263,360
    17,000  Norfolk Southern Corporation ..........................    629,850
                                                                    ----------
                                                                     7,455,652
                                                                    ----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.8% (Continued)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 19.6%
    31,500  Accenture Ltd. - Class A (a) .......................... $  760,725
    12,200  Affiliated Computer Services, Inc. (a) ................    649,528
    44,000  Cisco Systems, Inc. (a) ...............................    787,160
    24,000  Dell Computer Corporation (a) .........................    922,080
    35,000  Intel Corporation .....................................    813,050
    14,000  Intuit, Inc. (a) ......................................    612,780
    22,000  Jabil Circuit, Inc. (a) ...............................    627,440
    12,500  Lexmark International, Inc. (a) .......................    999,625
    42,000  Microsoft Corporation .................................  1,015,140
    51,000  Oracle Corporation (a) ................................    636,480
    12,500  Qualcomm, Inc. ........................................    458,125
                                                                    ----------
                                                                     8,282,133
                                                                    ----------
            MATERIALS -- 6.0%
    20,000  Bemis Company, Inc. ...................................    622,400
    18,000  Dow Chemical Company (The) ............................    897,300
    21,000  Praxair, Inc. .........................................  1,005,060
                                                                    ----------
                                                                     2,524,760
                                                                    ----------
            TELECOMMUNICATIONS SERVICES -- 1.1%
    18,000  Vodafone Group PLC - ADR ..............................    478,080
                                                                    ----------

            TOTAL COMMON STOCKS -- 99.8% (Cost $34,654,651) .......$42,179,293

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..........     73,511
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$42,252,804
                                                                    ==========


(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
    PAR     VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE    OBLIGATION (GO) BONDS -- 98.2%                             VALUE
--------------------------------------------------------------------------------
            Alexandria, Virginia, GO,
$1,000,000  5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 ... $1,085,930
            Arlington Co., Virginia, GO,
   990,000  5.40%, due 06/01/2014, prerefunded 06/01/2005 @ 101.5 .  1,009,929
            Chesapeake, Virginia, GO,
 1,000,000  5.50%, due 05/01/2011, prerefunded 05/01/2005 @ 102 ...  1,022,670
            Chesterfield Co., Virginia, GO,
    85,000  6.25%, due 07/15/2005 .................................     85,277
 1,000,000  4.75%, due 01/01/2013, prerefunded 01/01/2008 @ 100 ...  1,045,550
            Fairfax Co., Virginia, GO,
   450,000  5.00%, due 10/01/2011 .................................    489,078
            Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000  5.00%, due 06/01/2018 .................................  1,061,890
            Hampton, Virginia, GO,
 1,000,000  5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ...  1,113,760
            Hanover Co., Virginia, GO,
 1,000,000  5.125%, due 07/15/2013 ................................  1,076,700
            Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000  6.50%, due 08/15/2009 .................................  1,122,790
            Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000  5.50%, due 11/01/2008 .................................  1,079,820
            James City, Virginia, Service Authority, Water and Sewer,
 1,000,000  Revenue, 5.125%, due 01/15/2017 .......................  1,073,410
            Loudoun Co., Virginia, Industrial Dev. Authority,
 1,000,000  Public Facility Lease, Revenue, 5.00%, due 03/01/2019 .  1,053,380
            Medical College of Virginia, Hospitals Authority, Revenue,
   700,000  5.00%, due 07/01/2013 .................................    740,915
            Newport News, Virginia, GO,
 1,000,000  5.625%, due 07/01/2014, prerefunded 07/01/2005 @ 102 ..  1,028,100
            Norfolk, Virginia, Water, Revenue,
 1,000,000  5.00%, due 11/01/2016 .................................  1,057,680
            Pamunkey, Virginia, Regional Jail Authority, Jail
              Facility, Revenue,
 1,000,000  5.70%, due 07/01/2010, prerefunded 07/01/2006 @ 102 ...  1,056,560
            Portsmouth, Virginia, GO,
   800,000  5.00%, due 08/01/2017 .................................    835,120
            Richmond, Virginia, GO,
 1,000,000  5.45%, due 01/15/2008 .................................  1,065,170
            Richmond, Virginia, Industrial Dev. Authority,
              Government Facilities, Revenue,
 1,010,000  4.75%, due 07/15/2010 .................................  1,072,782
            Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000  5.25%, due 07/15/2014 .................................  1,102,490
            Roanoke, Virginia, GO,
   185,000  5.00%, due 08/01/2009, prerefunded 08/01/2006 @ 102 ...    194,191
   815,000  5.00%, due 08/01/2009 .................................    853,321
            Roanoke, Virginia, Industrial Dev. Authority, Hospital,
              Revenue,
 1,250,000  2.23%, floating rate, due 07/01/2027 ..................  1,250,000
            Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000  5.00%, due 07/01/2015 .................................  1,079,280

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE     OBLIGATION (GO) BONDS -- 98.2% (Continued)                 VALUE
--------------------------------------------------------------------------------
            Spotsylvania County, Virginia, GO,
$  500,000  5.00%, due 01/15/2016 ................................. $  537,480
            Suffolk, Virginia, GO,
   350,000  5.80%, due 06/01/2011, prerefunded 06/01/2006 @ 102 ...    369,442
 1,000,000  5.00%, due 12/01/2015 .................................  1,056,520
            University of Virginia, Revenue,
 1,000,000  5.25%, due 06/01/2012 .................................  1,080,880
            Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000  5.00%, due 07/01/2015, prerefunded 07/01/2006 @ 102 ...    733,614
            Virginia Beach, Virginia, GO,
   800,000  5.25%, due 08/01/2010 .................................    857,128
            Virginia Commonwealth Transportation Board, Revenue,
   850,000  7.25%, due 05/15/2020 .................................    929,007
            Virginia Residential Authority, Revenue,
   500,000  5.50%, due 05/01/2017 .................................    546,045
            Virginia State Housing Dev. Authority, Multi-Family,
   150,000  Revenue, 6.30%, due 11/01/2015 ........................    153,201
            Virginia State Public School Authority, Revenue,
 1,000,000  5.25%, due 08/01/2009 .................................  1,080,060
                                                                    ----------

            TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
              OBLIGATION (GO) BONDS (Cost $30,014,903) ............$30,999,170
                                                                    ----------

================================================================================
  SHARES    MONEY MARKET FUNDS -- 2.0%                                 VALUE
--------------------------------------------------------------------------------
   616,316  First American Tax Free Obligation Fund -
              Class A (Cost $616,316) ............................. $  616,316
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 100.2% (Cost $30,631,219) $31,615,486

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)........    (56,033)
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$31,559,453
                                                                    ==========


See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
  SHARES    COMMON STOCKS -- 97.3%                                     VALUE
--------------------------------------------------------------------------------
            AUSTRALIA -- 3.6%
    57,710  Alumina Ltd. (b) ...................................... $  121,090
     8,671  BHP Billiton Ltd. (b) .................................    263,626
    57,710  WMC Resources Ltd. (b) ................................    352,991
                                                                    ----------
                                                                       737,707
                                                                    ----------
            CANADA -- 0.3%
     3,718  Placer Dome, Inc. .....................................     60,306
                                                                    ----------

            FINLAND -- 0.3%
     4,563  Nokia Oyj - ADR .......................................     70,407
                                                                    ----------

            FRANCE - 7.6%
     3,820  Accor SA (b) ..........................................    187,509
    18,310  Alcatel SA (b) ........................................    221,740
     1,689  Casino Guichard-Perrachon SA (b) ......................    142,381
     3,436  Compagnie de Saint-Gobain (b) .........................    210,007
     1,719  France Telecom SA (b) .................................     51,525
     2,015  Renault SA (b) ........................................    180,463
     2,526  Sanofi-Aventis (b) ....................................    213,908
     4,795  Suez SA (b) ...........................................    129,468
     6,345  Vivendi Universal SA (b) ..............................    194,758
                                                                    ----------
                                                                     1,531,759
                                                                    ----------
            GERMANY -- 13.0%
     1,419  Allianz AG (b) ........................................    180,555
     1,639  Altana AG (b) .........................................    104,149
     4,959  Bayer AG (b) ..........................................    164,497
     4,452  Bayerische Hypo-und Vereinsbank AG (a) (b) ............    108,967
     1,716  Bayerische Motoren Werke AG (b) .......................     78,033
     3,903  DaimlerChrysler AG (b) ................................    175,204
     3,417  Deustche Bank AG (b) ..................................    295,422
     6,322  Infineon Technologies AG (a) (b) ......................     60,611
     3,166  KarstadtQuelle AG .....................................     31,889
       495  Lanxess AG (a) ........................................     10,171
     3,129  Metro AG (b) ..........................................    168,563
     1,710  Muencher Rueckversicherungs-Gesellschaft AG (b) .......    205,877
     1,283  SAP AG (b) ............................................    206,294
     3,071  Schering AG (b) .......................................    205,142
     4,194  Siemens AG (b) ........................................    332,006
     6,277  Volkswagon AG (b) .....................................    299,660
                                                                    ----------
                                                                     2,627,040
                                                                    ----------
            GREECE -- 1.0%
    11,485  Hellenic Telecommunications Organization SA (b) .......    203,026
                                                                    ----------

            HONG KONG -- 0.2%
   125,814  Air China Ltd. - Class H (a) ..........................     45,571
                                                                    ----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.3% (Continued)                         VALUE
--------------------------------------------------------------------------------
            ITALY -- 5.1%
     7,404  Assicurazioni Generali SpA (b) ........................ $  239,723
    28,459  Enel SpA (b) ..........................................    273,085
    17,050  ENI SpA (b) ...........................................    444,251
    54,750  Pirelli & C. SpA (b) ..................................     68,269
                                                                    ----------
                                                                     1,025,328
                                                                    ----------
            JAPAN -- 24.9%
    11,000  Bridgestone Corporation (b) ...........................    202,169
     2,700  Canon, Inc. (b) .......................................    144,630
    19,000  Daiwa Securities Group, Inc. (b) ......................    124,898
        45  East Japan Railway Company (b) ........................    242,118
       500  Electric Power Development Company Ltd. (b) ...........     15,412
    10,000  JSR Corporation (b) ...................................    197,280
    67,000  ITOCHU Corporation (b) ................................    337,317
     4,700  Ito-Yokado Company Ltd. (b) ...........................    187,403
     1,800  KYOCERA CORPORATION (b) ...............................    128,385
    10,200  MARUI COMPANY LTD. (b) ................................    137,020
    14,000  Matsushita Electric Industrial Company Ltd. (b) .......    206,015
        20  Millea Holdings, Inc. (b) .............................    290,866
    24,000  Mitsubishi Estate Company Ltd. (b) ....................    278,647
        23  Mitsubishi Tokyo Financial Group, Inc. (b) ............    198,628
    23,000  Nikko Cordial Corporation (b) .........................    114,891
    23,300  Nissan Motor Company Ltd. (b) .........................    238,689
    24,300  Nomura Holdings, Inc. (b) .............................    337,439
     1,800  ROHM COMPANY Ltd. (b) .................................    173,741
     4,500  SECOM Company Ltd. (b) ................................    187,112
     5,000  Seven-Eleven Japan Company, Ltd. (b) ..................    146,383
    14,000  Sharp Corporation (b) .................................    211,701
        50  Sumitomo Mitsui Financial Group, Inc. (b) .............    338,314
     4,050  T&D Holdings, Inc. (b) ................................    205,964
     3,100  Tokyo Electron Ltd. (b) ...............................    176,250
        42  UFJ Holdings, Inc. (b) ................................    220,480
                                                                    ----------
                                                                     5,041,752
                                                                    ----------
            NETHERLANDS -- 8.7%
     5,346  ABN AMRO Holdings NV (b) ..............................    132,932
     8,356  Aegon NV (b) ..........................................    112,933
     3,936  Akzo Nobel NV (b) .....................................    180,504
     7,823  Fortis (b) ............................................    223,926
     7,616  ING Groep NV (b) ......................................    230,687
    28,541  Koninklijke (Royal) KPN NV (b) ........................    256,089
     5,962  Koninklijke (Royal) Philips Electronics NV (b) ........    164,610
     6,783  Royal Dutch Petroleum Company (b) .....................    407,566
     1,951  VNU NV (b) ............................................     57,101
                                                                    ----------
                                                                     1,766,348
                                                                    ----------
            POLAND -- 0.2%
     5,340  Powszechna Kasa Oszczednosci Bank Polski SA (a) .......     47,255
                                                                    ----------

            PORTUGAL -- 0.7%
    31,605  EDP - Energias de Portugal, SA (b) ....................     88,381
    31,351  Sonae, S.G.P.S., SA (b) ...............................     47,239
                                                                    ----------
                                                                       135,620
                                                                    ----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.3% (Continued)                         VALUE
--------------------------------------------------------------------------------
            SINGAPORE -- 1.3%
    29,000  DBS Group Holdings Ltd. (b) ........................... $  261,731
                                                                    ----------

            SPAIN -- 3.7%
    20,241  Repsol YPF SA (b) .....................................    537,588
    12,307  Telefonica SA (a) (b) .................................    214,248
                                                                    ----------
                                                                       751,836
                                                                    ----------
            SWEDEN -- 3.2%
    28,174  Nordea Bank AB (b) ....................................    285,809
     9,937  Skandinaviska Enskilda Banken AB (b) ..................    189,215
    63,768  Telefonaktiebolaget LM Ericsson (a) (b) ...............    180,602
                                                                    ----------
                                                                       655,626
                                                                    ----------
            SWITZERLAND -- 6.5%
     5,330  Credit Suisse Group (b) ...............................    228,802
       660  Nestle SA (b) .........................................    181,490
     6,802  Novartis AG (b) .......................................    318,650
     1,884  Roche Holdings AG (b) .................................    202,720
       482  Swisscom AG (b) .......................................    177,502
     1,381  Swiss Re (b) ..........................................     99,285
       606  Zurich Financial Services AG (b) ......................    106,798
                                                                    ----------
                                                                     1,315,247
                                                                    ----------
            UNITED KINGDOM -- 17.0%
    29,614  BAE Systems PLC (b) ...................................    145,239
     6,020  Berkeley Group (The) PLC ..............................     91,629
    31,200  Cable & Wireless PLC (b) ..............................     76,181
    21,858  GlaxoSmithKline PLC (b) ...............................    501,379
    32,789  Imperial Chemical Industries PLC (b) ..................    166,201
    41,019  J Sainsbury PLC .......................................    224,585
    10,685  Kesa Electricals PLC (b) ..............................     60,955
    46,747  Kingfisher PLC (b) ....................................    254,988
    13,964  Land Securities Group PLC (b) .........................    340,953
    20,246  Lloyds TSB Group PLC (b) ..............................    182,181
    25,358  Pilkington PLC (b) ....................................     56,810
    24,729  Prudential PLC (b) ....................................    236,540
     6,847  Rio Tinto PLC (b) .....................................    221,338
    27,377  Rolls-Royce Group PLC (b) .............................    126,084
 1,368,850  Rolls-Royce Group PLC - B Shares ......................      2,651
    28,097  Shell Transport & Trading Company PLC (b) .............    252,774
    12,792  Whitbread PLC (b) .....................................    225,134
    40,215  William Morrison Supermarkets PLC (b) .................    149,088
   114,904  Woolworths Group PLC (b) ..............................    117,916
                                                                    ----------
                                                                     3,432,626
                                                                    ----------

            TOTAL COMMON STOCKS -- 97.3% (Cost $17,200,930)........$19,709,185

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.7% .........    556,601
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$20,265,786
                                                                    ==========


(a)  Non-income producing security.

(b)  Fair value priced (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2005 and March 31, 2004, proceeds from redemption fees total $0 and $400, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

================================================================================
The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                          EXEMPT-
                                      PERIODS   ORDINARY     LONG-TERM   INTEREST      TOTAL
                                      ENDED      INCOME    CAPITAL GAINS DIVIDENDS DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Jamestown Balanced Fund              3/31/05   $1,272,922   $2,418,040  $     --     $3,690,962
                                     3/31/04   $1,584,645   $2,991,258  $     --     $4,575,903
------------------------------------------------------------------------------------------------
Jamestown Equity Fund                3/31/05   $  387,209   $2,885,990  $     --     $3,273,199
                                     3/31/04   $  127,664   $1,325,502  $     --     $1,453,166
------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund   3/31/05   $   12,358   $     --    $1,128,804   $1,141,162
                                     3/31/04   $     --     $     --    $1,211,959   $1,211,959
------------------------------------------------------------------------------------------------
Jamestown International Equity Fund  3/31/05   $  157,727   $     --    $     --     $  157,727
                                     3/31/04   $  150,544   $     --    $     --     $  150,544
------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================================================
The tax character of distributable earnings at March 31, 2005 was as follows:
---------------------------------------------------------------------------------------------------------------
                                                   JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                                    BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------
 Cost of portfolio investments ................   $ 53,274,225    $ 34,722,165    $ 30,622,331    $ 17,243,244
                                                  ============    ============    ============    ============

 Gross unrealized appreciation ................   $ 10,050,993    $  8,410,393    $  1,061,123    $  2,610,743
 Gross unrealized depreciation ................     (1,069,067)       (953,265)        (67,968)       (144,802)
                                                  ------------    ------------    ------------    ------------
 Net unrealized appreciation
 on investments ...............................   $  8,981,926    $  7,457,128    $    993,155    $  2,465,941
 Net unrealized depreciation on translation of
   assets and liabilities in foreign currencies           --              --              --               (15)
 Undistributed ordinary income ................         23,133           3,904          19,485           7,194
 Undistributed long-term gains ................         50,364         131,092            --              --
 Capital loss carryforwards ...................           --              --           (32,643)    (17,272,368)
 Other temporary differences ..................        (72,179)       (134,492)        (19,485)           (987)
                                                  ------------    ------------    ------------    ------------
 Total distributable earnings
  (accumulated deficit) .......................   $  8,983,244    $  7,457,632    $    960,512    $(14,800,235)
                                                  ============    ============    ============    ============
---------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2005, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $47,030 and $2,101,268, respectively, to offset current year realized gains.

As of March 31, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                   EXPIRES
                                                     AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund               $     32,643        2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund              $  2,773,096        2010
                                                   13,878,931        2011
                                                      620,341        2012
                                                 ------------
                                                 $ 17,272,368
                                                 ============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2005, The Jamestown Balanced Fund reclassified $48,846 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $16,003 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Fund's net assets or net assets value per share.

Additionally, for the year ended March 31, 2005, The Jamestown International Equity Fund reclassified $9,732 of net realized losses from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2005:

---------------------------------------------------------------------------------------------------------------
                                                   JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                                    BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------
Purchases of investment securities                $ 15,345,303    $ 15,060,683    $  4,771,334    $  21,624,434
                                                  ============    ============    ============    =============
---------------------------------------------------------------------------------------------------------------

Proceeds from sales and maturities
  of investment  securities                       $ 20,801,979    $ 24,687,630    $  5,671,690    $  24,363,458
                                                  ============    ============    ============    =============
---------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the year ended March 31, 2005, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to 0.69% of its average daily net assets. Additionally during the year, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown International Equity Fund to 1.38% of average daily net assets through April 28, 2004 and to 1.44% of average daily net assets thereafter. Accordingly, the Adviser voluntarily waived $9,614 and $97,577, respectively, of such Funds' investment advisory fees during the year ended March 31, 2005.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4.  BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $24,000 and $24,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2005.

5.  FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2005, The Jamestown International Equity Fund had no outstanding forward foreign currency exchange contracts.

7.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                               /s/ Ernst & Young

Cincinnati, Ohio
May 9, 2005

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                       POSITION HELD              LENGTH OF
TRUSTEE                     ADDRESS                          AGE       WITH THE TRUST             TIME SERVED
----------------------------------------------------------------------------------------------------------------

*Charles M. Caravati, Jr.   931 Broad Street Road            67       Chairman and               Since
                            Manakin-Sabot, VA                         Trustee                    June 1991
----------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III  1802 Bayberry Court, Suite 400   67       Trustee and                Since
                            Richmond, VA                              Vice President             September 1988
----------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                  50       Trustee                    Since
                            Lynchburg, VA                                                        September 1988
----------------------------------------------------------------------------------------------------------------
 J. Finley Lee              4488 Pond Apple Dr. N.           64       Trustee                    Since
                            Naples, FL                                                           September 1988
----------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street            54       Trustee                    Since
                            Mobile, AL                                                           June 1991
----------------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond           64       Trustee                    Since
                            Richmond, VA                                                         March 1993
----------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintopport Boulevard       44       Trustee                    Since
                            Saraland, AL                                                         March 1993
----------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue                71       Trustee                    Since
                            Richmond, VA                                                         July 1997
----------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road                68       Trustee                    Since
                            Richmond, VA                                                         November 1988
----------------------------------------------------------------------------------------------------------------
 Charles M. Caravati III    1802 Bayberry Court, Suite 400   39       President, Jamestown       Since
                            Richmond, VA                              Balanced Fund,             January 1996
                                                                      Equity Fund and
                                                                      International Equity Fund
----------------------------------------------------------------------------------------------------------------
 Beth Ann Gustafson         1802 Bayberry Court, Suite 400   45       President, Jamestown       Since
                            Richmond, VA                              Tax Exempt Virginia Fund   March 1995
----------------------------------------------------------------------------------------------------------------
 Lawrence B. Whitlock, Jr.  1802 Bayberry Court, Suite 400   56       Vice President, Jamestown  Since
                            Richmond, VA                              Balanced Fund and          February 2002
                                                                      Equity Fund
----------------------------------------------------------------------------------------------------------------
 Connie R. Taylor           1802 Bayberry Court, Suite 400   54       Vice President, Jamestown  Since
                            Richmond, VA                              Balanced Fund and          March 1993
                                                                      Equity Fund
----------------------------------------------------------------------------------------------------------------
 Pamela C. Simms            1802 Bayberry Court, Suite 400   43       Vice President, Jamestown  Since
                            Richmond, VA                              Tax Exempt Virginia Fund   February 2003
----------------------------------------------------------------------------------------------------------------
 Page T. Reece              1802 Bayberry Court, Suite 400   47       Chief Compliance Officer   Since
                            Richmond, VA                                                         September 2004
----------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive, Suite 450    47       Vice President             Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive, Suite 450    42       Treasurer                  Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive, Suite 450    47       Secretary                  Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of
Section  2(a)(19) of the Investment  Company Act of 1940. Charles M. Caravati, Jr. is  the father of Charles  M.
Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Page T. Reece is Chief Complaince Officer and Director of Operations of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
--------------------------------------------------------------------------------

                                          Beginning          Ending
                                        Account Value     Account Value    Expenses Paid
                                       October 1, 2004   March 31, 2005    During Period*
------------------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
Based on Actual Fund Return               $1,000.00         $1,028.00       $    4.50
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,020.49       $    4.48
------------------------------------------------------------------------------------------

THE JAMESTOWN EQUITY FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $1,042.50       $    4.68
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,020.34       $    4.63
------------------------------------------------------------------------------------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $  995.30       $    3.43
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,021.49       $    3.48
------------------------------------------------------------------------------------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $1,140.20       $    7.68
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,017.75       $    7.24
------------------------------------------------------------------------------------------
* Expenses are equal to the Funds'  annualized  expense ratios for the period as stated  below,  multiplied  by  the  average  account  value  over  the  period, multiplied by 182/365 (to reflect the one-half year period).

              The Jamestown Balanced Fund                 0.89%
              The Jamestown Equity Fund                   0.92%
              The Jamestown Tax Exempt Virginia Fund      0.69%
              The Jamestown International Equity Fund     1.44%

THE JAMESTOWN FUNDS
FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2005. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,272,922, $387,209 and $157,727, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2005, 53% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-866-738-1126. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of each Fund's Investment Advisory Agreement with the Adviser, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also indirect benefits to the Adviser and Oechsle, such as the benefits of research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Fund. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

THE JAMESTOWN FUNDS
DISCLOSURE  REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
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Based upon their review of this information, the Independent Trustees concluded that: (i) based on the competitive long-term returns of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high-quality services to such Funds; (ii) although The Jamestown International Equity Fund has underperformed its benchmark and most of its peer group over its operating history, they believe that the Adviser and Oechsle have made changes to the Fund's investment strategies and management, particularly in naming a new portfolio manager, that has positioned the Fund well for improved performance;
(iii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and the expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc.; and (iv) the Adviser's commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. As a result of the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the indirect benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

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                              THE JAMESTOWN FUNDS

                              INVESTMENT ADVISER
                              Lowe, Brockenbrough & Company, Inc.
                              1802 Bayberry Court
                              Suite 400
                              Richmond, Virginia 23226
                              www.jamestownfunds.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O. Box 46707
                              Cincinnati, Ohio 45246-0707
                              (Toll-Free) 1-866-738-1126

                              INDEPENDENT REGISTERED PUBLIC
                              ACCOUNTING FIRM
                              Ernst & Young LLP
                              1900 Scripps Center
                              312 Walnut Street
                              Cincinnati, Ohio 45202

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, Massachusetts 02109

                              BOARD OF TRUSTEES
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard Mitchell
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III











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                       STATEMENT OF ADDITIONAL INFORMATION


                                       THE

                             FLIPPIN, BRUCE & PORTER

                                      FUNDS


                                 FBP VALUE FUND
                                FBP BALANCED FUND


                                 AUGUST 1, 2005


                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1127

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ..........................  2
DESCRIPTION OF BOND RATINGS .................................................  8
INVESTMENT LIMITATIONS ...................................................... 10
TRUSTEES AND OFFICERS ....................................................... 12
INVESTMENT ADVISER .......................................................... 17
ADMINISTRATOR ............................................................... 19
DISTRIBUTOR ................................................................. 19
OTHER SERVICE PROVIDERS ..................................................... 20
PORTFOLIO SECURITIES AND BROKERAGE .......................................... 20
SPECIAL SHAREHOLDER SERVICES ................................................ 21
PURCHASE OF SHARES .......................................................... 23
REDEMPTION OF SHARES ........................................................ 24
NET ASSET VALUE DETERMINATION ............................................... 24
FUND EXPENSES ............................................................... 24
ADDITIONAL TAX INFORMATION .................................................. 25
GENERAL INFORMATION ABOUT THE TRUST ......................................... 27
CALCULATION OF PERFORMANCE DATA ............................................. 30
FINANCIAL STATEMENTS AND REPORTS ............................................ 33
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) ........................... 34


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The FBP Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Balanced Fund, and the FBP Value Fund (the "Value Fund"), formerly the FBP Contrarian Equity Fund, are two separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.


WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written
(sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.


The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The

Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Balanced Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only" (IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.

VARIABLE AND FLOATING RATE SECURITIES. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Such other investment companies include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. SPDRs and DIAMONDs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund may invest to a limited extent in fixed income securities which are lower than A by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. Issues rated lower than A are speculative in certain respects. (See "Description of Bond Ratings.") The Balanced Fund limits its investment in issues rated less than Baa by Moody's or BBB by S&P to 5% of the Fund's net assets and the Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgement, improving.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit;






(4) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets;

(5) Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(6) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(7) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(8) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(9) Invest for the purpose of exercising control or management of another issuer;

(10) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(11) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(12) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(13) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(14) Participate on a joint or joint and several basis in any trading account in securities;

(15) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(16) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 13, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                        Number of
                                                                                                                       Portfolios
                                                                                                                         in Fund
                                             Length of     Position(s) Held    Principal Occupation(s) During            Complex
Name, Address and Age                       Time Served       with Trust       Past 5 Years and                        Overseen by
                                                                               Directorships of Public Companies         Trustee
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 68)             Since           Trustee;      President  and  Managing   Director  of       11
1802 Bayberry Court, Suite 400             September 1988   Vice President   Lowe,  Brockenbrough  & Company,  Inc.,
Richmond, Virginia 23226                                        of The       Richmond,    Virginia;    Director   of
                                                            Jamestown Funds  Tredegar     Corporation      (plastics
                                                                             manufacturer)  and Wilkinson  O'Grady &
                                                                             Co. Inc. (global asset manager)

*John T. Bruce (age 51)                        Since           Trustee;      Principal of Flippin, Bruce & Porter,         11
800 Main Street                            September 1988    President of    Inc., Lynchburg, Virginia
Lynchburg, Virginia 24504                                    the Flippin,
                                                            Bruce & Porter
                                                                 Funds


*Charles M. Caravati, Jr. (age 68)             Since           Chairman      Retired physician; retired President          11
931 Broad Street Road                        June 1991        and Trustee    of Dermatology Associates of Virginia,
Manakin-Sabot, Virginia 23103                                                P.C.

*Richard Mitchell (age 55)                     Since           Trustee;      Principal of T.  Leavell &  Associates,       11
150 Government Street                        June 1991       President of    Inc., Mobile, Alabama
Mobile, Alabama 36602                                       The Government
                                                             Street Funds

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 65)                    Since            Trustee      Financial consultant and the Julian           11
448 Pond Apple Drive North                 September 1988                    Price Professor Emeritus, University
Naples, Florida 34119                                                        of North Carolina


Richard L. Morrill (age 66)                    Since            Trustee      Chancellor   of   the   University   of       11
G19 Boatwright Library                       March 1993                      Richmond;    Director    of    Tredegar
Richmond, Virginia 23173                                                     Corporation   (plastics   manufacturer)
                                                                             and  Albemarle   Corporation  (polymers
                                                                             and chemicals manufacturer)

Harris V. Morrissette (age 45)                 Since            Trustee      Chief  Executive  Officer  of  Marshall       11
100 Jacintoport Boulevard                    March 1993                      Biscuit  Co.  Inc.;  Chairman of Azalea
Saraland, Alabama 36571                                                      Aviation,   Inc.  (airplane   fueling);
                                                                             Director of BancTrust  Financial Group,
                                                                             Inc.   (bank   holding   company)   and
                                                                             EnergySouth, Inc.

Erwin H. Will, Jr. (age 72)                    Since            Trustee      Retired  Chief  Investment  Officer  of       11
47 Willway Avenue                            July 1997                       Equities of Virginia  Retirement System
Richmond, Virginia 23226                                                     (VRS).  Subsequent  to his  retirement,
                                                                             he   temporarily   served   as   Acting
                                                                             Managing Director of Equities for VRS.


Samuel B. Witt III (age 69)                    Since            Trustee      Retired   Senior  Vice   President  and       11
302 Clovelly Road                          November 1988                     General     Counsel    of     Stateside
Richmond, Virginia 23221                                                     Associates,   Inc.  (state   government
                                                                             relations);   Director   of  The  Swiss
                                                                             Helvetia   Fund,    Inc.    (closed-end
                                                                             investment company)





                                                             13


EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)                     Since            Vice President of      Senior Vice  President of Davenport &
One James Center, 901 E. Cary Street        November 1997    The Davenport Equity Fund  Company LLC, Richmond, Virginia
Richmond, Virginia 23219


Laura E. Amory (age 38)                         Since        Chief Compliance Officer   Director of Compliance of Davenport &
One James Center, 901 E. Cary Street       September 2004     of The Davenport Equity   Company LLC, Richmond, Virginia
Richmond, Virginia 23219                                               Fund


Joseph L. Antrim III (age 60)                   Since              President of         Executive  Vice  President of Davenport &
One James Center, 901 E. Cary Street        November 1997    The Davenport Equity Fund  Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 39)                Since              President of         Managing Director of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400              January 1996      The Jamestown Balanced    Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                        Fund, The Jamestown
                                                                Equity Fund and The
                                                              Jamestown International
                                                                    Equity Fund

Robert G. Dorsey (age 48)                       Since             Vice President        Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450               November 2000                               LLC (a registered  transfer agent) and
Cincinnati, Ohio 45246                                                                  Ultimus Fund Distributors, LLC (a registered
                                                                                        broker-dealer)


John M. Flippin (age 63)                        Since            Vice President of      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                            September 1988      the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Porter Funds


Beth Ann Gustafson (age 46)                     Since            President of The       Vice  President of Lowe, Brockenbrough  &
1802 Bayberry Court, Suite 400               March 1995        Jamestown Tax Exempt     Company, Inc., Richmond Virginia
Richmond, Virginia 23226                                           Virginia Fund

Timothy S. Healey (age 52)                      Since          Vice President of The    Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305                 January 1995         Government Street      Mobile, Alabama
Birmingham, Alabama 35223                                      Mid-Cap Fund and The
                                                               Alabama Tax Free Bond
                                                                       Fund

Mary Shannon Hope (age 41)                      Since          Vice President of The    Vice President and Portfolio Manager of T.
150 Government Street                       February 2004     Government Street Bond    Leavell & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                                  Fund

J. Lee Keiger III (age 50)                      Since            Vice President of      Senior Vice  President of Davenport &
One James Center, 901 E. Cary Street        November 1997    The Davenport Equity Fund  Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 62)                      Since          Vice President of The    President of T. Leavell & Associates, Inc.,
150 Government Street                       February 2004    Government Street Equity   Mobile, Alabama
Mobile, Alabama 36602                                         Fund and The Government
                                                                Street Mid-Cap Fund


Katherine M. McGinley (age 30)                  Since        Chief Compliance Officer   Chief Compliance Officer of T. Leavell &
150 Government Street                      September 2004    of The Government Street   Associates, Inc., Mobile, Alabama; attorney
Mobile, Alabama 36602                                                  Funds            with Alford, Clausen & McDonald, LLC from
                                                                                        May 2003 until July 2004; attorney with Burr
                                                                                        & Forman LLP from June 2000 until April 2003

R. Gregory Porter III (age 64)                  Since            Vice President of      Principal of Flippin, Bruce & Porter, Inc.,
800 Main Street                            September 1988      the Flippin, Bruce &     Lynchburg, Virginia
Lynchburg, Virginia 24504                                          Porter Funds

Page T. Reece (age 48)                          Since        Chief Compliance Officer   Chief  Compliance  Officer and Director of
1802 Bayberry Court, Suite 400             September 2004     of The Jamestown Funds    Operations of Lowe, Brockenbrough & Company,
Richmond, Virginia 23226                                                                Inc.,  Richmond, Virginia

Teresa L. Sanderson (age 42)                    Since        Chief Compliance Officer   Chief  Compliance  Officer and Principal of
800 Main Street                            September 2004     of the Flippin, Bruce &   Flippin, Bruce & Porter, Inc., Lynchburg,
Lynchburg, Virginia 24504                                          Porter Funds         Virginia


Mark J. Seger (age 43)                          Since                Treasurer          Managing Director of Ultimus Fund Solutions,
225 Pictoria Drive, Suite 450               November 2000                               LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246




                                                             14

Pamela C. Simms (age 43)                        Since            Vice President of       Account Administrator of  Lowe,
1802 Bayberry Court, Suite 400              February 2003     The Jamestown Tax Exempt   Brockenbrough  & Company, Inc., Richmond,
Richmond Virginia 23226                                            Virginia Fund         Virginia

John F. Splain  (age 48)                        Since                Secretary           Managing   Director  of  Ultimus  Fund
225 Pictoria Drive, Suite 450               November 2000                                Solutions,  LLC  and  Ultimus  Fund
Cincinnati, Ohio 45246                                                                   Distributors, LLC

Connie R. Taylor (age 54)                       Since          Vice President of The     Account  Administrator  of  Lowe,
1802 Bayberry Court, Suite 400               March 1993       Jamestown Balanced Fund    Brockenbrough  & Company, Inc., Richmond,
Richmond, Virginia 23226                                      and The Jamestown Equity   Virginia
                                                                        Fund

Lawrence B. Whitlock, Jr. (age 57)              Since          Vice President of The     Managing   Director   of  Lowe,
1802 Bayberry Court, Suite 400              February 2002     Jamestown Balanced Fund    Brockenbrough & Company, Inc., Richmond,
Richmond, Virginia 23226                                      and The Jamestown Equity   Virginia
                                                                        Fund

* Austin  Brockenbrough  III, John T. Bruce and Richard  Mitchell,  as affiliated persons of investment advisers to the Trust,  are
 "interested  persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati,  Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship.


BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met one time during the fiscal year ended March 31, 2005. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.


     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2005.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2005.


TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2004.

                                                                          Aggregate Dollar
                                                                 Range of Shares of All Registered
                                      Dollar Range of             Investment Companies Overseen by
                                 Shares of the Funds Owned         Trustee in Family of Investment
Name of Trustee                         by Trustee                            Companies
=====================================================================================================
Austin Brockenbrough III                   None                            Over $100,000
John T. Bruce                         Over $100,000                        Over $100,000
Charles M. Caravati, Jr.              Over $100,000                        Over $100,000
Richard Mitchell                           None                            Over $100,000

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.                  $50,001--$100,000                      Over $100,000
Richard L. Morrill                  $50,001--$100,000                      Over $100,000
Harris V. Morrissette                $10,001--$50,000                      Over $100,000
Erwin H. Will, Jr.                   $10,001--$50,000                      Over $100,000
Samuel B. Witt III                         None                             $1--$10,000


As of May 15, 2005, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 9.9% of the outstanding shares of the Value Fund and 6.9% of the outstanding shares of the Balanced Fund.


TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2005 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:



                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement           Fund Complex
-------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.          $ 2,545              None                None                $ 14,000
J. Finley Lee, Jr.                  3,273              None                None                  18,000
Richard L. Morrill                  3,273              None                None                  18,000
Harris V. Morrissette               3,273              None                None                  18,000
Erwin H. Will, Jr.                  3,273              None                None                  18,000
Samuel B. Witt III                  3,636              None                None                  20,000


                               INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Adviser with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: on the first $250 million, 0.70%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Value Fund paid the Adviser advisory fees of $400,787, $317,596 and $382,258, respectively. For the fiscal years ended March 31, 2005, 2004 and 2003, the Balanced Fund paid the Adviser advisory fees of $415,984, $370,482 and $330,463, respectively.


The Adviser is controlled by its three majority stockholders, John M. Flippin, John T. Bruce and R. Gregory Porter III. As affiliates of the Adviser, Messrs. Flippin, Bruce and Porter may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

PORTFOLIO MANAGER

Other Accounts Managed
----------------------

John T. Bruce, the Funds' Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.
None of these accounts has an advisory fee based on the performance of the account.

Other Accounts Managed (as of March 31, 2005)

----------------------------------------------------------------------------------------------------------------------
                                                        Number                         Number of      Total Assets in
     Name of                                              of      Total Assets in    Accounts with     Accounts with
    Portfolio                                          Accounts     Accounts         Advisory Fee      Advisory Fee
     Manager          Type of Accounts                 Managed       Managed          Based on          Based on
                                                                                     Performance       Performance
----------------------------------------------------------------------------------------------------------------------
John T. Bruce       Registered investment companies:      0             $0                0                $0
                    Other pooled investment vehicles:     0             $0                0                $0
                    Other accounts:                      63        $526,095,681           0                $0
----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

The investment strategy of the Fund and other accounts managed by the Portfolio Manager are the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Manager's compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser's profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Disclosure of Securities Ownership
----------------------------------

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2005.

------------------------------------------------------------------------------- ----------
         Name of           Fund Shares Beneficially Owned     Dollar Value of Fund Shares
     Portfolio Manager                                            Beneficially Owned
------------------------------------------------------------------------------------------
John T. Bruce             FBP Value Fund                            Over $1,000,000
                          FBP Balanced Fund                       $100,001--$500,000
------------------------------------------------------------------------------------------


                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.


For the fiscal years ended March 31, 2005, 2004 and 2003, the Value Fund paid fees to the Administrator of $79,361, $63,327 and $73,302, respectively, and the Balanced Fund paid fees to the Administrator of $78,375, $71,352 and $65,138, respectively.


                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.


Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Funds' fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Value Fund was $38,327, $56,256 and $46,022, respectively. During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Balanced Fund was $23,238, $27,016 and $27,935, respectively.


Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.


While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended March 31, 2005, the amounts of brokerage transactions and related commissions directed to brokers because of research services provided were $7,092,020 and $10,700, respectively, for the Value Fund and $2,836,273 and $5,160, respectively, for the Balanced Fund.

As of March 31, 2005, the Value Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $2,087,310) and Citigroup Global Markets Inc. (the market value of which was $2,247,000); and the Balanced Fund held common stock issued by the parent companies of Wachovia Securities, LLC (the market value of which was $1,425,480) and
Citigroup Global Markets Inc. (the market value of which was $1,617,840) and debt securities issued by the parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $489,230). Wachovia Securities, LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are three of the Trust's "regular broker-dealers" as defined in the 1940 Act.


CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:


REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.


AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.


Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:


                          Flippin, Bruce & Porter Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net investment income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.


While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2005, the Value Fund had a capital loss carryforward for federal income tax purposes of $209,679, which expires March 31, 2012. This capital loss carryforward may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.


Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.


SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.


Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.


Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC's website at HTTP://WWW.SEC.GOV.


PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

o Each of the Funds' ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at WWW.FBPINC.COM. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Funds. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

--------------------------------------------------------------------------------------------------------------------------------
NAME  OF  RATING  OR  RANKING                                     TIMING OF RELEASE AND CONDITIONS   RECEIPT OF COMPENSATION OR
ORGANIZATION                     INFORMATION PROVIDED             OR RESTRICTIONS ON USE             OTHER CONSIDERATION BY THE
                                                                                                     FUND OR AFFILIATED PARTY

--------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.                CUSIP, description, shares/par,  Provided monthly, with a  30-day             None
                                 market value                     lag. No formal conditions or
                                                                  restrictions.
--------------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                     CUSIP, description, shares/par   Provided monthly, with a 30-day              None
                                                                  lag.  No formal conditions or
                                                                  restrictions. Lipper represents that
                                                                  it will not trade based on the Funds'
                                                                  portfolio information, and it
                                                                  prohibits its employees from any
                                                                  such trading.
--------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                   CUSIP, shares/par, market value  Provided quarterly, with a 15-day            None
                                                                  lag.  No formal conditions or
                                                                  restrictions. Bloomberg represents
                                                                  that it requires all employees to sign
                                                                  confidentiality agreements
                                                                  acknowledging all information
                                                                  received during their employment
                                                                  must be used for legitimate business
                                                                  purposes only.
--------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.           CUSIP, description, shares/par,  Provided monthly, with a 30-day              None
                                 market value, coupon, maturity   lag.  No formal conditions or
                                 date, % of total net assets      restrictions. S&P represents that its
                                                                  employees are required to follow a
                                                                  code of business conduct that
                                                                  prohibits them from using portfolio
                                                                  information for anything other than
                                                                  performing their job
                                                                  responsibilities.  S&P employees
                                                                  must certify annually that they have
                                                                  followed this code of business
                                                                  conduct.
--------------------------------------------------------------------------------------------------------------------------------
Thomson Financial                CUSIP, shares/par, market value, Provided quarterly, with a 15-day            None
                                 cost basis                       lag.  No formal conditions or
                                                                  restrictions. Thomson Financial
                                                                  represents that it requires all
                                                                  employees to sign confidentiality
                                                                  agreements acknowledging that all
                                                                  information received during their
                                                                  employment must be used for
                                                                  legitimate business purposes only.
--------------------------------------------------------------------------------------------------------------------------------

     The Board of Trustees, in consultation with the CCO, has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of May 15, 2005, the Flippin, Bruce & Porter, Inc. Profit Sharing Plan & Trust, P.O. Box 6138, Lynchburg, Virginia 24505, owned of record 5.9% of the outstanding shares of the Balanced Fund.


                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.

After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.


The table below shows each Fund's average annual total returns for periods ended March 31, 2005:

                                  FBP VALUE FUND
                                      One Year      Five Years     Ten Years
                                      --------      ----------     ---------
Return Before Taxes                     4.65%          5.67%         11.01%
Return After Taxes on Distributions     4.42%          5.30%         10.30%
Return After Taxes on Distributions
  and Sale of Fund Shares               3.19%          4.70%          9.41%


                                 FBP BALANCED FUND
                                      One Year      Five Years     Ten Years
                                      --------      ----------     ---------
Return Before Taxes                     3.20%          5.91%          9.91%
Return After Taxes on Distributions     2.33%          4.59%          8.18%
Return After Taxes on Distributions
  and Sale of Fund Shares               2.97%          4.52%          7.85%


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Value Fund and the Balanced Fund for the 30 days ended March 31, 2005 were 1.17% and 1.71%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.


Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.


From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2005, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                         WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.


     2. Definitions
        -----------

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.


     3. Policy for Voting Proxies.
        --------------------------

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.


     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.


     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. Non-routine Proposals.
        ---------------------

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.


     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.




As adopted November 1, 2004

                      STATEMENT OF POLICIES AND PROCEDURES
                            RELATING TO PROXY VOTING


A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.


PROCEDURES
----------

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of portfolio managers and analysts from the FBP Investment Committee. The Proxy Voting Committee is responsible for:

o    Developing, updating and implementing the policies and procedures.
o    Overseeing the proxy voting process.
o Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
o    Meeting  regularly as necessary to fulfill its responsibilities.
o    Annual review of all proxy policies.


All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the analyst, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.


Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third party consultant.

In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII. MATERIALITY) A holding will be considered to be immaterial if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.


All proxy vote records are maintained at FBP and are available for client review upon request.


PROXY VOTING POLICIES
---------------------

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. GENERAL PHILOSOPHY- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance - FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business - Ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." In that the board is limited in what actions it may legally take with such authority, FBP will generally vote in favor of such proposals.

II. BOARD OF DIRECTORS - Separating the positions of Chairman and CEO - In order to maximize the board's ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

Limitations on Director Tenure and Retirement - FBP will generally favor proposals to limit the term of outside directors to age 72 in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and
b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

III. AUDITORS - Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

IV. PROXY CONTESTS - FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management's track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.

FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. PROXY CONTEST DEFENSES - FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. TENDER OFFER DEFENSES - FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills - FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

Fair Price Provisions - FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail - FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements - FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements - FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of "patient capital."

VII. MISCELLANEOUS GOVERNANCE PROVISIONS - Confidential Voting - FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination   Proposals  -  FBP  will  assess  the  total  benefits  and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes.

FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. CAPITAL STRUCTURE - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights - FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state's courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. EXECUTIVE AND DIRECTOR COMPENSATION - Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

Stock Option Plans - Consideration will be given to the financial reasonableness of the plan relative to the company's market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in earnings dilution greater than 10% of shares outstanding after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and
f) reload options.

Director Compensation - Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related  Compensation  Proposals - The Omnibus  Budget  Reconciliation  Act
(OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes - Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation - FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers - FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

401(k) Benefit Plans - FBP will generally support proposals to implement 401(k) Employee Benefit Plans

Employee Savings Plans - FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

X. MERGERS AND ACQUISITIONS - Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. SOCIAL ISSUES - FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.


XII. MATERIALITY - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be immaterial. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

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                                      THE

     [GRAPHIC OMITTED]      FLIPPIN, BRUCE & PORTER

                                     FUNDS


                            =======================
                                 FBP VALUE FUND
                               FBP BALANCED FUND




                                 ANNUAL REPORT
                                 March 31, 2005





                                 NO-LOAD FUNDS







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================================================================================

LETTER TO SHAREHOLDERS                                              MAY 16, 2005
================================================================================

We are pleased to report on the progress of the FBP Value Fund and the FBP Balanced Fund and their respective investments for the fiscal year ended March 31, 2005.

Strong GDP growth coupled with continued improvement in productivity led to above-average corporate profit gains over the past year, with operating earnings up over 20%. Returns on stocks, however, failed to keep pace as the S&P 500's total return was +6.69%. Why such a drastic difference? Earnings gains are normally more rapid in the earlier stages of a business recovery when both monetary and fiscal stimuli help drive a recovery. Stock returns on the other hand reflect investors' outlook for the future. Future earnings increases are now projected to be much lower due to high energy prices, higher short-term interest rates and because we are now in a slower growth stage of the business cycle. After several years of above-average returns, bond returns were lackluster. Since June of last year, the Federal Reserve has raised short-term interest rates eight times, from a Fed Funds Rate of 1% to today's 3%. This caused downward pressure on bond prices as yields across most maturities rose, resulting in a return of just .4 % for the Lehman Government/Credit Index for the year ended March 31, 2005.

The Funds' returns were also lackluster. For the fiscal year ended March 31, 2005, the FBP Value Fund returned +4.65% and the FBP Balanced Fund returned +3.20%. Highlights for the year included two of our oil-related holdings, Transocean Inc. and Kerr McGee, both of which performed particularly well. A larger weighting and better performance versus the S&P 500 in Health Care also helped the Funds. Cigna, Johnson & Johnson, HCA and Wellpoint did well in this sector, while our holdings of Merck and Pfizer struggled over news of the potential health risks of two of their major products. An under-weighted position was offset by better stock performance in Information Technology. The Industrial sector lagged the Index as the Funds' holdings were not as exposed to companies that benefited from the surge in commodity prices. The Funds' returns were also held back by an under-weighted position in Energy and Utilities, and by three unrelated issues in Financials. Marsh & McLennan, American International Group (AIG) and Fannie Mae all disappointed. The Marsh position was sold shortly after the news of improper management and accounting activities was announced. The Funds continue to hold both AIG and Fannie Mae, as we believe management changes at both companies will remove uncertainties and pave the way for improving valuations. Our decision to maintain a shorter duration in the bond portion of the Balanced Fund aided returns, as the value of the bond portion held up well in the rising-rate environment.

Economic growth now appears to be slowing, not just in the U.S., but also globally. Higher oil and other commodity prices along with higher interest rates are producing a dampening effect on economic growth. Slower growth however, has both negatives and positives. Earnings growth for most companies will moderate, especially for the more cyclical companies. On the other hand, slower GDP growth should lessen the demand for oil and moderate inflation expectations, which in turn will abate the Federal Reserve's need to continue raising short-term interest rates. Once that becomes more apparent, stocks should begin to perform better. Companies that display consistent earnings, generate free cash flow and are good dividend payers will be likely beneficiaries. We believe the Funds are well positioned to benefit as this unfolds. With a flattish yield curve, short-term interest rates now nearly equal longer rates. Therefore, we will continue a defensive position in the fixed income portion of the Balanced Fund so as to protect the principal value of the bonds.

We also would like to comment to you on two additional items in this update. First, it has been just over five years since the peak of the technology driven bull market in stocks. High priced growth stocks led performance in 1998, 1999 and early 2000. The Internet, other technological advances, day trading and momentum investing were the rage. New methods of valuing companies gained acceptance as those based on assets, dividends or earnings failed to justify the valuations of the day. Investors turned to other methods including exaggerated multiples of sales and multiples of cash flow before depreciation. Value managers "just didn't get it" according to some. However, we continued to follow the same disciplines used for years, valuing companies on historically attractive multiples of earnings, sales, cash flow, book value and dividends and with reasonably attractive fundamental outlooks. We believed then just as today that sticking to our time tested disciplines ultimately leads to good long-term performance. For the five years ending March 31, 2005, stocks as measured by the S&P 500 are still down, having lost 3.16% annualized. Over the same time frame, your annualized returns have been 5.67% and 5.91% for the Value and Balanced Funds, respectively.

Second, we want to thank you for helping Flippin, Bruce & Porter, the Funds' adviser, reach its 20th anniversary. A sound investment philosophy, seasoned, intelligent and committed employees and, of course, wonderful clients have allowed the firm to reach this milestone. Everyone has worked hard over this period to build a team of investment professionals passionate about their approach and dedicated to their clients. The firm looks forward to continuing to work on your behalf and to our next 20 years.

Please visit our website at www.fbpinc.com for information on the adviser, its philosophy, investment process, staff and the Funds. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE CHARTS (UNAUDITED)
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.


                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]


STANDARD & POOR'S 500 INDEX                 FBP VALUE FUND
----------------------------                --------------

    DATE         BALANCE                  DATE         BALANCE
    ----         -------                --------       -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,937
   09/30/95       11,825                09/30/95        11,870
   12/31/95       12,537                12/31/95        12,255
   03/31/96       13,210                03/31/96        12,954
   06/30/96       13,803                06/30/96        13,542
   09/30/96       14,230                09/30/96        13,869
   12/31/96       15,416                12/31/96        15,044
   03/31/97       15,829                03/31/97        15,240
   06/30/97       18,593                06/30/97        17,363
   09/30/97       19,985                09/30/97        19,007
   12/31/97       20,559                12/31/97        18,868
   03/31/98       23,427                03/31/98        21,168
   06/30/98       24,201                06/30/98        21,094
   09/30/98       21,793                09/30/98        17,854
   12/31/98       26,435                12/31/98        22,249
   03/31/99       27,752                03/31/99        22,807
   06/30/99       29,708                06/30/99        25,879
   09/30/99       27,853                09/30/99        22,472
   12/31/99       31,997                12/31/99        23,078
   03/31/00       32,731                03/31/00        21,574
   06/30/00       31,861                06/30/00        20,799
   09/30/00       31,553                09/30/00        21,632
   12/31/00       29,084                12/31/00        22,635
   03/31/01       25,636                03/31/01        23,122
   06/30/01       27,136                06/30/01        24,837
   09/30/01       23,153                09/30/01        21,827
   12/31/01       25,627                12/31/01        25,211
   03/31/02       25,697                03/31/02        25,246
   06/30/02       22,255                06/30/02        22,030
   09/30/02       18,410                09/30/02        18,319
   12/31/02       19,963                12/31/02        19,739
   03/31/03       19,334                03/31/03        18,528
   06/30/03       22,311                06/30/03        22,194
   09/30/03       22,901                09/30/03        23,208
   12/31/03       25,690                12/31/03        26,039
   03/31/04       26,125                03/31/04        27,162
   06/30/04       26,574                06/30/04        27,482
   09/30/04       26,078                09/30/04        26,486
   12/31/04       28,485                12/31/04        28,855
   03/31/05       27,873                03/31/05        28,425


    CONSUMER PRICE INDEX
    --------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813

Past performance is not predictive of future performance.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE CHARTS (CONTINUED) (UNAUDITED)
================================================================================

                               FBP BALANCED FUND

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

STANDARD & POOR'S 500 INDEX                 FBP BALANCED FUND
----------------------------                ----------------

     DATE        BALANCE                   DATE        BALANCE
     ----        -------                   ----        -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,770
   09/30/95       11,825                09/30/95        11,462
   12/31/95       12,537                12/31/95        11,818
   03/31/96       13,210                03/31/96        12,286
   06/30/96       13,803                06/30/96        12,703
   09/30/96       14,230                09/30/96        12,920
   12/31/96       15,416                12/31/96        13,775
   03/31/97       15,829                03/31/97        13,901
   06/30/97       18,593                06/30/97        15,487
   09/30/97       19,985                09/30/97        16,667
   12/31/97       20,559                12/31/97        16,617
   03/31/98       23,427                03/31/98        18,102
   06/30/98       24,201                06/30/98        18,266
   09/30/98       21,793                09/30/98        16,432
   12/31/98       26,435                12/31/98        19,132
   03/31/99       27,752                03/31/99        19,683
   06/30/99       29,708                06/30/99        21,412
   09/30/99       27,853                09/30/99        19,455
   12/31/99       31,997                12/31/99        20,148
   03/31/00       32,731                03/31/00        19,314
   06/30/00       31,861                06/30/00        18,722
   09/30/00       31,553                09/30/00        19,477
   12/31/00       29,084                12/31/00        20,361
   03/31/01       25,636                03/31/01        20,732
   06/30/01       27,136                06/30/01        21,777
   09/30/01       23,153                09/30/01        20,273
   12/31/01       25,627                12/31/01        22,381
   03/31/02       25,697                03/31/02        22,333
   06/30/02       22,255                06/30/02        20,388
   09/30/02       18,410                09/30/02        18,190
   12/31/02       19,963                12/31/02        19,310
   03/31/03       19,334                03/31/03        18,724
   06/30/03       22,311                06/30/03        21,417
   09/30/03       22,901                09/30/03        22,133
   12/31/03       25,690                12/31/03        24,121
   03/31/04       26,125                03/31/04        24,939
   06/30/04       26,574                06/30/04        25,091
   09/30/04       26,078                09/30/04        24,459
   12/31/04       28,485                12/31/04        26,060
   03/31/05       27,873                03/31/05        25,737


   CONSUMER PRICE INDEX
   ---------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2005)

                                            1 YEAR       5 YEARS        10 YEARS
FBP Value Fund                              4.65%          5.67%         11.01%
FBP Balanced Fund                           3.20%          5.91%          9.91%
Standard & Poor's 500 Index                 6.69%         -3.16%         10.79%
Consumer Price Index                        3.82%          2.63%          2.51%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

GENERAL INFORMATION                               ASSET ALLOCATION
-----------------------------------------------   ------------------------------
Net Asset Value Per Share         $  25.73
Total Net Assets (Millions)       $   61.2
Current Expense Ratio                1.00%              [GRAPHIC OMITTED]
Portfolio Turnover                     15%
Fund Inception Date                7/30/93        Stocks              94.6%
                                                  Cash Equivalents     5.4%
                          FBP VALUE    S&P 500
STOCK CHARACTERISTICS        FUND       INDEX
-----------------------------------------------
Number of Stocks               45        500
Weighted Avg Market
  Capitalization (Billions)  86.2       91.5
Price-to-Earnings Ratio
   (IBES 1 Yr. Forecast EPS) 13.8       15.8
Price-to-Book Value           2.2        2.9



INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                   (% of Portfolio)

                                 FBP Value     S&P 500
SECTOR DIVERSIFICATION              Fund        Index
--------------------------------------------------------
Consumer Discretionary             10.5%        11.5%
Consumer Staples                    3.1%        10.3%
Energy                              5.2%         8.8%
Financials                         29.8%        19.8%
Health Care                        20.4%        13.0%
Industrials                         9.5%        11.9%
Information Technology             11.6%        15.1%
Materials                           2.0%         3.3%
Telecommunication Services          2.5%         3.1%
Utilities                           0.0%         3.2%
Cash Equivalents                    5.4%         0.0%



          TOP TEN HOLDINGS                                 % OF NET ASSETS
          ----------------                                  ---------------
          Citigroup, Inc.                                         3.7%
          J.P. Morgan Chase & Company                             3.6%
          HCA, Inc.                                               3.5%
          Wachovia Corporation                                    3.4%
          Bank of America Corporation                             3.3%
          Saint Paul Travelers Companies, Inc. (The)              3.2%
          International Business Machines Corporation             3.0%
          Hewlett-Packard Company                                 3.0%
          Johnson & Johnson                                       3.0%
          Pfizer, Inc.                                            3.0%

FBP BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
===================================================================================================

GENERAL INFORMATION                              ASSET ALLOCATION
Net Asset Value Per Share         $  18.06       --------------------------------------------------
Total Net Assets (Millions)       $   61.5
Current Expense Ratio                0.96%
Portfolio Turnover                     17%            [GRAPHIC OMITTED]
Fund Inception Date                 7/3/89
                                                  Cash Equivalents     4.0%
                                                  Fixed Income        25.8%
                                                  Stocks              70.2%




STOCK PORTFOLIO ( 70.2% OF FUND )
---------------------------------------------------------------------------------------------------
Number of Stocks                   45         TOP TEN HOLDINGS                      % OF NET ASSETS
Weighted Avg Market                           ----------------                      ---------------
  Capitalization (Billions)      88.2         J.P. Morgan Chase & Company                  3.3%
Price-to-Earnings Ratio                       Bank of America Corporation                  2.9%
  (IBES 1 Yr. Forecast EPS)      13.7         Citigroup, Inc.                              2.6%
Price-to-Book Value               2.1         Saint Paul Travelers Companies, Inc. (The)   2.5%
                                              Johnson & Johnson                            2.5%
LARGEST SECTORS            % OF NET ASSETS    Cendant Corporation                          2.5%
---------------            ---------------    HCA, Inc.                                    2.4%
Financials                      22.3%         Wachovia Corporation                         2.3%
Health Care                     14.5%         Hewlett-Packard Company                      2.2%
Information Technology           8.1%         Tyco International Limited                   2.1%
Industrials                      7.9%
Consumer Discretionary           7.4%


FIXED-INCOME PORTFOLIO ( 25.8% OF FUND)
---------------------------------------------------------------------------------------------------
Number of Fixed-Income Securities     24      SECTOR BREAKDOWN                      % OF NET ASSETS
Average Quality                       AA      ----------------                      ---------------
Average Stated Maturity              2.1      U.S. Treasury                              10.5%
Average Effective Duration           1.6      U.S. Government Agency                      1.5%
                                              Corporate                                  13.8%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
    SHARES  COMMON STOCKS -- 94.6%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 10.5%
    17,000  Best Buy Company, Inc. ...............................  $  918,170
    15,000  CVS Corporation ......................................     789,300
    34,500  Dillard's, Inc. ......................................     928,050
    32,000  General Motors Corporation ...........................     940,480
    25,000  May Department Stores Company ........................     925,500
    30,000  Wal-Mart Stores, Inc. ................................   1,503,300
     6,500  Whirlpool Corporation ................................     440,245
                                                                    ----------
                                                                     6,445,045
                                                                    ----------
            CONSUMER STAPLES -- 3.1%
    19,000  Altria Group, Inc. ...................................   1,242,410
    40,000  Kroger Company (The) (a) .............................     641,200
                                                                    ----------
                                                                     1,883,610
                                                                    ----------
            ENERGY -- 5.2%
    20,000  Kerr-McGee Corporation (b) ...........................   1,566,600
    21,000  Marathon Oil Corporation (b) .........................     985,320
    11,000  Royal Dutch Petroleum Company ........................     660,440
                                                                    ----------
                                                                     3,212,360
                                                                    ----------
            FINANCIALS -- 29.8%
    20,000  American Express Company .............................   1,027,400
    28,000  American International Group, Inc. ...................   1,551,480
    46,000  Bank of America Corporation ..........................   2,028,600
    18,000  Cigna Corporation (b) ................................   1,607,400
    50,000  Citigroup, Inc. ......................................   2,247,000
    19,000  Fannie Mae ...........................................   1,034,550
    10,000  Freddie Mac ..........................................     632,000
    19,000  Jefferson Pilot Corporation ..........................     931,950
    63,400  J.P. Morgan Chase & Company ..........................   2,193,640
    54,000  Saint Paul Travelers Companies, Inc. (The) ...........   1,983,420
    55,000  Unumprovident Corporation ............................     936,100
    41,000  Wachovia Corporation .................................   2,087,310
                                                                    ----------
                                                                    18,260,850
                                                                    ----------
            HEALTH CARE -- 20.4%
    33,000  Bristol-Myers Squibb Company .........................     840,180
    30,000  Cardinal Health, Inc. ................................   1,674,000
    40,000  HCA, Inc. (b) ........................................   2,142,800
    27,000  Johnson & Johnson ....................................   1,813,320
    50,000  Merck & Company, Inc. ................................   1,618,500
    69,000  Pfizer, Inc. .........................................   1,812,630
    35,000  Watson Pharmaceuticals, Inc. (a) .....................   1,075,550
    12,000  WellPoint, Inc. (a) ..................................   1,504,200
                                                                    ----------
                                                                    12,481,180
                                                                    ----------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 94.6% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            INDUSTRIALS -- 9.5%
    86,000  Cendant Corporation ..................................  $1,766,440
     8,000  FedEx Corporation ....................................     751,600
    33,000  General Electric Company .............................   1,189,980
     4,000  Transocean, Inc. (a) (b) .............................     205,840
    40,000  Tyco International Limited ...........................   1,352,000
     8,000  Union Pacific Corporation ............................     557,600
                                                                    ----------
                                                                     5,823,460
                                                                    ----------
            INFORMATION TECHNOLOGY -- 11.6%
    41,800  Agilent Technologies, Inc. (a) .......................     927,960
    28,500  Computer Sciences Corporation (a) ....................   1,306,725
    83,000  Hewlett-Packard Company ..............................   1,821,020
    20,000  International Business Machines Corporation ..........   1,827,600
    50,000  Microsoft Corporation ................................   1,208,500
                                                                    ----------
                                                                     7,091,805
                                                                    ----------
            MATERIALS -- 2.0%
    40,000  Engelhard Corporation ................................   1,201,200
                                                                    ----------

            TELECOMMUNICATION SERVICES -- 2.5%
    43,000  Verizon Communications, Inc. .........................   1,526,500
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $41,956,755) ............... $57,926,010
                                                                   -----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES -- 3.4%                         VALUE
--------------------------------------------------------------------------------
$  343,197  American Family Financial Services Demand Note, 2.52%   $  343,197
    42,484  U.S. Bank N.A. Demand Note, 2.60% ....................      42,484
 1,652,657  Wisconsin Corporate Central Credit Union Variable
              Demand Note, 2.52% .................................   1,652,657
                                                                    ----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $2,038,338) ...  $2,038,338
                                                                    ----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 2.8%                                 VALUE
--------------------------------------------------------------------------------
 1,730,007  First American Treasury Obligation Fund - Class A
              (Cost $1,730,007) ..................................  $1,730,007
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 100.8% (Cost $45,725,100) $61,694,355
                                                                   -----------
            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)% ......    (481,919)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $61,212,436
                                                                   ===========

(a) Non-income producing security.

(b) Security covers a call option.

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2005
================================================================================
 OPTION                                                  VALUE OF    PREMIUMS
CONTRACTS   COVERED CALL OPTIONS                         OPTIONS     RECEIVED
--------------------------------------------------------------------------------
            Cigna Corporation,
        40    04/16/2005 at $80 .....................   $   38,800  $   23,839
        60    07/16/2005 at $90 .....................       30,600      29,109
            HCA, Inc.,
        80    08/20/2005 at $50 .....................       39,200      17,212
            Kerr-McGee Corporation,
        30    10/15/2005 at $80 .....................       17,400      13,810
            Marathon Oil Corporation,
        50    10/15/2005 at $50 .....................       11,500      12,299
            Transocean, Inc.,
        40    05/21/2005 at $40 .....................       47,600      14,639
                                                        ----------  ----------
                                                        $  185,100  $  110,908
                                                        ==========  ==========

See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
  SHARES   COMMON STOCKS -- 69.6%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 7.4%
    10,000  Best Buy Company, Inc. ...............................  $  540,100
    13,500  CVS Corporation ......................................     710,370
    24,500  Dillard's, Inc. ......................................     659,050
    22,000  General Motors Corporation ...........................     646,580
    15,000  May Department Stores Company ........................     555,300
    20,700  Wal-Mart Stores, Inc. ................................   1,037,277
     6,000  Whirlpool Corporation ................................     406,380
                                                                    ----------
                                                                     4,555,057
                                                                    ----------
            CONSUMER STAPLES -- 2.0%
    14,000  Altria Group, Inc. ...................................     915,460
    20,000  Kroger Company (The) (a) .............................     320,600
                                                                    ----------
                                                                     1,236,060
                                                                    ----------
            ENERGY -- 3.7%
    14,000  Kerr-McGee Corporation (b) ...........................   1,096,620
    15,000  Marathon Oil Corporation (b) .........................     703,800
     8,000  Royal Dutch Petroleum Company ........................     480,320
                                                                    ----------
                                                                     2,280,740
                                                                    ----------
            FINANCIALS -- 22.3%
    18,000  American Express Company .............................     924,660
    19,300  American International Group, Inc. ...................   1,069,413
    40,000  Bank of America Corporation ..........................   1,764,000
    10,000  Cigna Corporation (b) ................................     893,000
    36,000  Citigroup, Inc. ......................................   1,617,840
    13,400  Fannie Mae ...........................................     729,630
     7,000  Freddie Mac ..........................................     442,400
    13,000  Jefferson Pilot Corporation ..........................     637,650
    57,760  J.P. Morgan Chase & Company ..........................   1,998,496
    42,202  Saint Paul Travelers Companies, Inc. (The) ...........   1,550,079
    37,000  Unumprovident Corporation ............................     629,740
    28,000  Wachovia Corporation .................................   1,425,480
                                                                    ----------
                                                                    13,682,388
                                                                    ----------
            HEALTH CARE -- 14.5%
    22,000  Bristol-Myers Squibb Company .........................     560,120
    19,000  Cardinal Health, Inc. ................................   1,060,200
    27,500  HCA, Inc. (b) ........................................   1,473,175
    23,000  Johnson & Johnson ....................................   1,544,680
    37,000  Merck & Company, Inc. ................................   1,197,690
    48,000  Pfizer, Inc. .........................................   1,260,960
    25,000  Watson Pharmaceuticals, Inc. (a) .....................     768,250
     8,200  WellPoint, Inc. (a) ..................................   1,027,870
                                                                    ----------
                                                                     8,892,945
                                                                    ----------
            INDUSTRIALS -- 7.9%
    75,000  Cendant Corporation ..................................   1,540,500
     5,800  FedEx Corporation ....................................     544,910
    26,000  General Electric Company .............................     937,560
    39,000  Tyco International Limited ...........................   1,318,200
     7,000  Union Pacific Corporation ............................     487,900
                                                                    ----------
                                                                     4,829,070
                                                                    ----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 69.6% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 8.1%
    29,000  Agilent Technologies, Inc. (a) .......................  $  643,800
    20,000  Computer Sciences Corporation (a) ....................     917,000
    60,500  Hewlett-Packard Company ..............................   1,327,370
    14,000  International Business Machines Corporation ..........   1,279,320
    35,000  Microsoft Corporation ................................     845,950
                                                                    ----------
                                                                     5,013,440
                                                                    ----------
            MATERIALS -- 1.9%
    39,000  Engelhard Company ....................................   1,171,170
                                                                    ----------

            TELECOMMUNICATION SERVICES -- 1.8%
    31,000  Verizon Communications, Inc. .........................   1,100,500
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $27,465,934)................ $42,761,370
                                                                   -----------

================================================================================
   SHARES   CLOSED-END FUNDS -- 0.6%                                   VALUE
--------------------------------------------------------------------------------
     6,000  iShares Russell 1000 Value Index Fund (Cost $336,300)   $  395,100
                                                                    ----------

================================================================================
PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 12.0%            VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 10.5%
$  500,000  1.625%, due 04/30/2005 ...............................  $  499,531
 1,000,000  1.125%, due 06/30/2005 ...............................     996,094
   500,000  1.50%, due 07/31/2005 ................................     497,696
 1,000,000  2.00%, due 08/31/2005 ................................     995,781
 1,000,000  1.875%, due 01/31/2006 ...............................     987,969
 1,000,000  2.25%, due 04/30/2006 ................................     986,680
   500,000  4.625%, due 05/15/2006 ...............................     505,996
   500,000  2.50%, due 10/31/2006 ................................     490,860
   500,000  3.50%, due 11/15/2006 ................................     498,437
                                                                    ----------
                                                                     6,459,044
                                                                    ----------
            FEDERAL HOME LOAN BANK --  0.7%
   425,000  1.65%, due 12/30/2005 ................................     419,058
                                                                    ----------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
   500,000  2.50%, due 4/19/2007 .................................     485,007
                                                                    ----------

            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $7,419,554) ..................................  $7,363,109
                                                                    ----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 13.8%                                   VALUE
--------------------------------------------------------------------------------
            FINANCE -- 6.3%
            Allstate Corporation,
$  500,000  7.875%, due 05/01/2005 ...............................  $  501,700
            Bankers Trust New York Corporation,
   750,000  7.375%, due 05/01/2008 ...............................     812,402
            Caterpillar Financial Services Corporation,
   500,000  2.59%, due 07/15/2006 ................................     491,434
            Merrill Lynch & Company, Inc.,
   500,000  3.00%, due 04/30/2007 ................................     489,230
            Northern Trust Company,
 1,000,000  7.10%, due 08/01/2009 ................................   1,089,937
            Textron Financial Corporation,
   500,000  2.75%, due 06/01/2006 ................................     489,449
                                                                    ----------
                                                                     3,874,152
                                                                    ----------
            HEALTHCARE -- 0.8%
            UnitedHealth Group, Inc.,
   500,000  3.30%, due 01/30/2008 ................................     485,115
                                                                    ----------

            INDUSTRIAL -- 4.3%
            Berkshire Hathaway, Inc.,
   500,000  9.75%, due 01/15/2018 ................................     509,615
            Raychem Corporation,
 1,000,000  8.20%, due 10/15/2008 ................................   1,106,940
            Ryder System, Inc.,
   560,000  6.60%, due 11/15/2005 ................................     568,906
            Stanley Works,
   500,000  3.50%, due 11/01/2007 ................................     490,066
                                                                    ----------
                                                                     2,675,527
                                                                    ----------
            UTILITY -- 2.4%
   750,000  Dominion Resources, Inc., 4.125%, due 02/15/2008 .....     741,484
   750,000  Public Service Electric & Gas Company,
            4.00%, due 11/01/2008 ................................     736,253
                                                                    ----------
                                                                     1,477,737
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $8,262,285) ..............  $8,512,531
                                                                    ----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES -- 3.1%                         VALUE
--------------------------------------------------------------------------------
$  923,704  American Family Financial Services Demand Note, 2.52%   $  923,704
   157,517  U.S. Bank N.A. Demand Note, 2.60% ....................     157,517
   788,666  Wisconsin Corporate Central Credit Union Variable
              Demand Note, 2.52% .................................     788,666
                                                                    ----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,869,887)      $1,869,887
                                                                    ----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   MONEY MARKET FUNDS -- 2.4%                                 VALUE
--------------------------------------------------------------------------------
 1,502,708  First American Treasury Obligation Fund - Class A
              (Cost $1,502,708) ..................................  $1,502,708
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 101.5% (Cost $46,856,668) $62,404,705

            LIABILITES IN EXCESS OF OTHER ASSETS -- (1.5%)........    (938,282)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $61,466,423
                                                                   ===========

(a) Non-income producing security.

(b) Security  covers a call  option.

See accompanying notes to financial statements.


FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2005
================================================================================
 OPTION                                                  VALUE OF    PREMIUMS
CONTRACTS   COVERED CALL OPTIONS                         OPTIONS     RECEIVED
--------------------------------------------------------------------------------
            Cigna Corporation,
        50    07/16/2005 at $90 .....................   $   25,500  $   24,257
            HCA, Inc.,
        50    08/20/2005 at $50 .....................       24,500      10,757
            Kerr-McGee Corporation,
        25    10/15/2005 at $80 .....................       14,500      11,508
            Marathon Oil Corporation,
        37    10/15/2005 at $50 .....................        8,510       9,102
                                                        ----------  ----------
                                                        $   73,010  $   55,624
                                                        ==========  ==========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================
                                                           FBP          FBP
                                                          VALUE       BALANCED
                                                           FUND         FUND
--------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost ............................   $45,725,100   $46,856,668
                                                       ===========   ===========
    At value (Note 1) ..............................   $61,694,355   $62,404,705
  Dividends and interest receivable ................        90,508       259,928
  Receivable for capital shares sold ...............        31,957           700
  Other assets .....................................         9,173         5,026
                                                       -----------   -----------
    TOTAL ASSETS ...................................    61,825,993    62,670,359
                                                       ===========   ===========

LIABILITIES
  Distributions payable ............................         9,625        98,973
  Payable for investment securities purchased ......       357,448       972,687
  Payable for capital shares redeemed ..............        13,115        10,841
  Accrued investment advisory fees (Note 3) ........        37,086        36,820
  Accrued administration fees (Note 3) .............         7,200         6,900
  Other accrued expenses and liabilities ...........         3,983         4,705
  Covered call options, at value (Notes 1 and 4)
   (premiums received $110,908 and $55,624, respectively)  185,100        73,010
                                                       -----------   -----------
    TOTAL LIABILITIES ..............................       613,557     1,203,936
                                                       -----------   -----------

NET ASSETS .........................................   $61,212,436   $61,466,423
                                                       ===========   ===========

Net assets consist of:
  Paid-in capital ..................................   $45,515,430   $45,897,372
  Undistributed net investment income ..............        11,622        38,306
  Accumulated net realized gains (losses) from
    security transactions ..........................      (209,679)           94
  Net unrealized appreciation on investments .......    15,895,063    15,530,651
                                                       -----------   -----------
Net assets .........................................   $61,212,436   $61,466,423
                                                       ===========   ===========

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)  2,378,764     3,403,223
                                                       ===========   ===========

Net asset value, offering price and redemption
   price per share (Note 1) ........................   $     25.73   $     18.06
                                                       ===========   ===========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================
                                                           FBP          FBP
                                                          VALUE       BALANCED
                                                           FUND         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .........................................   $    62,837   $   602,900
  Dividends ........................................     1,181,672       932,851
                                                       -----------   -----------
   TOTAL INVESTMENT INCOME .........................     1,244,509     1,535,751
                                                       -----------   -----------

EXPENSES
  Investment advisory fees (Note 3) ................       400,787       415,984
  Administration fees (Note 3) .....................        79,361        78,375
  Professional fees ................................        16,583        17,692
  Postage and supplies .............................        18,386        12,372
  Trustees' fees and expenses ......................        10,561        10,561
  Custodian fees ...................................        10,957         8,837
  Registration fees ................................        13,833         7,478
  Compliance service fees (Note 3) .................         6,320         6,430
  Insurance expense ................................         4,226         3,805
  Printing of shareholder reports ..................         5,336         2,705
  Other expenses ...................................         4,813         8,635
                                                       -----------   -----------
    TOTAL EXPENSES .................................       571,163       572,874
                                                       -----------   -----------

NET INVESTMENT INCOME ..............................       673,346       962,877
                                                       -----------   -----------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
   Net realized gains on security transactions .....     1,871,004     2,030,319
   Net realized gains on option contracts written ..        23,964        24,804
   Net change in unrealized appreciation/
     depreciation on investments ...................       273,731   (1,031,466)
                                                       -----------   -----------

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS ...................................     2,168,699     1,023,657
                                                       -----------   -----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..................................   $ 2,842,045   $ 1,986,534
                                                       ===========   ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                               FBP                            FBP
                                                           VALUE FUND                    BALANCED FUND
                                              ------------------------------------------------------------------
                                                  YEAR              YEAR            YEAR               YEAR
                                                  ENDED             ENDED           ENDED              ENDED
                                                 MARCH 31,         MARCH 31,       MARCH 31,         MARCH 31,
                                                   2005              2004            2005              2004
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $     673,346    $     427,088    $     962,877    $     885,483
  Net realized gains on:
    Security transactions .................       1,871,004          481,741        2,030,319        2,283,392
    Option contracts written ..............          23,964           31,445           24,804           25,799
  Net change in unrealized appreciation/
    depreciation on investments ...........         273,731       16,444,665       (1,031,466)      11,381,122
                                              -------------    -------------    -------------    -------------
  Net increase in net assets
    from operations .......................       2,842,045       17,384,939        1,986,534       14,575,796
                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
  From net investment income ..............        (663,195)        (430,868)        (977,272)        (928,333)
  From realized capital gains on
    security transactions .................            --               --         (2,024,416)      (1,622,673)
                                              -------------    -------------    -------------    -------------
Net decrease in net assets from
  distributions to shareholders ...........        (663,195)        (430,868)      (3,001,688)      (2,551,006)
                                              -------------    -------------    -------------    -------------

FROM CAPITAL
SHARE TRANSACTIONS
  Proceeds from shares sold ...............      13,801,391        5,760,919        4,666,235        3,896,859
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................         622,343          415,384        2,749,642        2,418,581
  Payments for shares redeemed ............      (5,789,994)     (21,282,657)      (3,224,398)      (4,383,424)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  from capital share transactions .........       8,633,740      (15,106,354)       4,191,479        1,932,016
                                              -------------    -------------    -------------    -------------

TOTAL INCREASE
  IN NET ASSETS ...........................      10,812,590        1,847,717        3,176,325       13,956,806

NET ASSETS
  Beginning of year .......................      50,399,846       48,552,129       58,290,098       44,333,292
                                              -------------    -------------    -------------    -------------
  End of year .............................   $  61,212,436    $  50,399,846    $  61,466,423    $  58,290,098
                                              =============    =============    =============    =============


UNDISTRIBUTED NET
  INVESTMENT INCOME .......................   $      11,622    $       1,471    $      38,306    $      22,088
                                              =============    =============    =============    =============

CAPITAL SHARE ACTIVITY
  Sold ....................................         557,688          259,761          257,220          219,592
  Reinvested ..............................          24,448           18,252          153,088          133,936
  Redeemed ................................        (230,361)      (1,086,855)        (175,637)        (251,559)
                                              -------------    -------------    -------------    -------------
  Net increase (decrease) in
    shares outstanding ....................         351,775         (808,842)         234,671          101,969
  Shares outstanding at beginning of year .       2,026,989        2,835,831        3,168,552        3,066,583
                                              -------------    -------------    -------------    -------------
  Shares outstanding at end of year .......       2,378,764        2,026,989        3,403,223        3,168,552
                                              =============    =============    =============    =============

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                       YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                                 2005          2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    24.86      $    17.12      $    23.59     $    21.78      $    20.82
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.29            0.22            0.20           0.18            0.25
  Net realized and unrealized gains (losses)
    on investments ......................         0.86            7.74           (6.47)          1.81            1.22
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........         1.15            7.96           (6.27)          1.99            1.47
                                            ----------      ----------      ----------     ----------      ----------

Less distributions:
  Dividends from net investment income ..        (0.28)          (0.22)          (0.20)         (0.18)          (0.25)
  Distributions from net realized gains .           --              --              --             --           (0.26)
                                            ----------      ----------      ----------     ----------      ----------
Total distributions .....................        (0.28)          (0.22)          (0.20)         (0.18)          (0.51)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    25.73      $    24.86      $    17.12     $    23.59      $    21.78
                                            ==========      ==========      ==========     ==========      ==========

Total return (a) ........................         4.65%          46.60%         (26.61%)         9.19%           7.17%
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $   61,212      $   50,400      $   48,552     $   62,657      $   54,950
                                            ==========      ==========      ==========     ==========      ==========

Ratio of expenses to average net assets .         1.00%           1.02%           1.00%          0.97%           0.98%

Ratio of net investment income to
  average net assets ....................         1.17%           0.94%           1.06%          0.80%           1.18%

Portfolio turnover rate .................           15%             19%             12%            15%             26%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.










                                                                              17

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                       YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                                 2005          2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    18.40      $    14.46      $    17.68     $    17.26      $    17.70
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.29            0.29            0.36           0.39            0.44
  Net realized and unrealized gains (losses)
    on investments ......................         0.28            4.49           (3.21)          0.92            0.81
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........         0.57            4.78           (2.85)          1.31            1.25
                                            ----------      ----------      ----------     ----------      ----------

Less distributions:
  Dividends from net investment income ..        (0.30)          (0.31)          (0.37)         (0.39)          (0.44)
  Distributions from net realized gains .        (0.61)          (0.53)           --            (0.50)          (1.25)
                                            ----------      ----------      ----------     ----------      ----------
Total distributions .....................        (0.91)          (0.84)          (0.37)         (0.89)          (1.69)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    18.06      $    18.40      $    14.46     $    17.68      $    17.26
                                            ==========      ==========      ==========     ==========      ==========

Total return (a) ........................         3.20%          33.19%         (16.16%)         7.73%           7.34%
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $   61,466      $   58,290      $   44,333     $   52,809      $   50,096
                                            ==========      ==========      ==========     ==========      ==========

Ratio of expenses to average net assets .         0.96%           0.98%           1.00%          0.98%           0.99%

Ratio of net investment income to
  average net assets ....................         1.62%           1.68%           2.31%          2.20%(b)        2.43%

Portfolio turnover rate .................           17%             21%             21%            20%             13%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income.
     Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

18

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund (formerly the FBP Contrarian Equity Fund) and the FBP Balanced Fund (formerly the FBP Contrarian Balanced Fund) (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 are as follows:
--------------------------------------------------------------------------------
                              Year      Ordinary    Long-Term        Total
                             Ended       Income    Capital Gains  Distributions
--------------------------------------------------------------------------------
FBP Value Fund ........     3/31/05    $  663,195    $      --      $   663,195
                            3/31/04    $  430,868    $      --      $   430,868
--------------------------------------------------------------------------------
FBP Balanced Fund ....      3/31/05    $  989,268    $2,012,420     $3,001,688
                            3/31/04    $1,044,192    $1,506,814     $2,551,006
--------------------------------------------------------------------------------
Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses - Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2005:
--------------------------------------------------------------------------------
                                                   FBP                FBP
                                               VALUE FUND        BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and options ..  $45,614,192         $46,763,215
                                              ===========         ===========
Gross unrealized appreciation ..............  $17,722,806         $16,745,686
Gross unrealized depreciation ..............   (1,827,743)         (1,177,206)
                                              -----------         -----------
Net unrealized appreciation ................  $15,895,063         $15,568,480
Undistributed ordinary income ..............       21,247              28,712
Undistributed long-term gains ..............           --              70,832
Capital loss carryforwards .................     (209,679)                 --
Other temporary differences ................       (9,625)            (98,973)
                                              -----------         -----------
Total distributable earnings ...............  $15,697,006         $15,569,051
                                              ===========         ===========
--------------------------------------------------------------------------------
20

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2005, the FBP Value Fund utilized capital loss carryforwards of $1,894,968 to offset current year realized gains.

As of March 31, 2005, the FBP Value Fund had a capital loss carryforward for federal income tax purposes of $209,679, which expires March 31, 2012. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2005, the FBP Balanced Fund reclassified $30,613 of undistributed net investment income against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $16,056,258 and $7,776,714, respectively, for the FBP Value Fund and $11,314,511 and $8,519,343 respectively, for the FBP Balanced Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================================
4. COVERED CALL OPTIONS

A summary of covered call option  contracts during the  year ended March 31, 2005 is as follows:
------------------------------------------------------------------------------------------------
                                                      FBP                         FBP
                                                   VALUE FUND                BALANCED FUND
                                            ----------------------------------------------------
                                             OPTION        OPTION        OPTION        OPTION
                                            CONTRACTS     PREMIUMS      CONTRACTS     PREMIUMS
------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..       55      $ 17,124            35      $ 11,979
Options written ...........................      352       122,740           247        72,609
Options exercised .........................      (12)       (4,992)          (10)       (4,160)
Options expired ...........................      (95)      (23,964)         (110)      (24,804)
                                            --------      --------      --------      --------
Options outstanding at end of year ........      300      $110,908           162      $ 55,624
                                            ========      ========      ========      ========
------------------------------------------------------------------------------------------------

5. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees of FBP Value Fund and FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FBP Value Fund (formerly FBP Contrarian Equity
Fund) and FBP Balanced Fund (formerly FBP Contrarian Balanced Fund) (the "Funds", each a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of FBP Value Fund and FBP Balanced Fund as of March 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 9, 2005

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                      POSITION HELD              LENGTH OF
TRUSTEE                     ADDRESS                         AGE       WITH THE TRUST             TIME SERVED
----------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road,          68       Chairman and               Since
                            Manakin-Sabot, VA                        Trustee                    June 1991
----------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court, Suite 400  68       Trustee                    Since
                            Richmond, VA                                                        September 1988
----------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                 51       President and              Since
                            Lynchburg, VA                            Trustee                    September 1988
----------------------------------------------------------------------------------------------------------------
 J. Finley Lee              4488 Pond Apple Drive North     65       Trustee                    Since
                            Naples, FL                                                          September 1988
----------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street           55       Trustee                    Since
                            Mobile, AL                                                          June 1991
----------------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond          65       Trustee                    Since
                            Richmond, VA                                                        March 1993
----------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintoport Boulevard       45       Trustee                    Since
                            Saraland, AL                                                        March 1993
----------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue               72       Trustee                    Since
                            Richmond, VA                                                        July 1997
----------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road               69       Trustee                    Since
                            Richmond, VA                                                        November 1988
----------------------------------------------------------------------------------------------------------------
 John M. Flippin            800 Main Street                 63       Vice President             Since
                            Lynchburg, VA                                                       September 1988
----------------------------------------------------------------------------------------------------------------
 R. Gregory Porter III      800 Main Street                 63       Vice President             Since
                            Lynchburg, VA                                                       September 1988
----------------------------------------------------------------------------------------------------------------
 Teresa L. Sanderson        800 Main Street                 42       Chief Compliance           Since
                            Lynchburg, VA                            Officer                    September 2004
----------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive, Suite 450   48       Vice President             Since
                            Cincinnati, OH                                                      November 2000
----------------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive, Suite 450   43       Treasurer                  Since
                            Cincinnati, OH                                                      November 2000
----------------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive, Suite 450   48       Secretary                  Since
                            Cincinnati, OH                                                      November 2000
----------------------------------------------------------------------------------------------------------------
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of
Section  2(a)(19) of the Investment  Company Act of 1940.  Charles M. Caravati,  Jr. is the father of Charles M.
Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees e leven  portfolios of the  Trust, including the Funds.  The  principal occupations of the
Trustees and  executive officers  of  the Funds during the  past five years and public directorships held by the
Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician.  He is also the retired President of Dermatology  Associates of
Virginia, P.C.


BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

Teresa L. Sanderson is Chief Compliance Officer and a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2005. For the fiscal year ended March 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $663,195 and $989,268, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2005, 100% and 95% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                 Beginning          Ending
                               Account Value     Account Value    Expenses Paid
                               October 1, 2004   March 31, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,073.20         $5.17
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,019.95         $5.04
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FBP BALANCED FUND
--------------------------------------------------------------------------------
                                 Beginning          Ending
                               Account Value     Account Value    Expenses Paid
                               October 1, 2004   March 31, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,052.30         $4.96
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,020.09         $4.89
--------------------------------------------------------------------------------

* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q beginning with the December 2004 quarter. The filings will be available upon request, by calling 1-800-327-9375. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of each Fund's Investment Advisory Agreement with the Adviser for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also indirect benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each Fund and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the total operating expense ratio of each Fund is extremely competitive and lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the indirect benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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================================================================================
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                                      THE

    [GRAPHIC OMITTED]       FLIPPIN, BRUCE & PORTER

                                     FUNDS

                            =======================


INVESTMENT ADVISER                        LEGAL  COUNSEL
Flippin, Bruce & Porter, Inc.             Sullivan & Worcester LLP
800 Main Street, Second Floor             One Post Office Square
P.O. Box 6138                             Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                  OFFICERS
WWW.FBPINC.COM                            John T. Bruce, President
                                            and Portfolio Manager
ADMINISTRATOR                             John M. Flippin, Vice President
Ultimus Fund Solutions, LLC               R. Gregory Porter, III,
P.O. Box 46707                              Vice President
Cincinnati, Ohio 45246-0707               Teresa L. Sanderson, Chief
TOLL-FREE 1-866-738-1127                    Compliance Officer

CUSTODIAN                                 TRUSTEES
US Bank                                   Austin Brockenbrough, III
425 Walnut Street                         John T. Bruce
Cincinnati, Ohio  45202                   Charles M. Caravati, Jr.
                                          J. Finley Lee, Jr.
INDEPENDENT  REGISTERED                   Richard Mitchell
PUBLIC  ACCOUNTING  FIRM                  Richard L. Morrill
Ernst & Young LLP                         Harris V. Morrissette
1900 Scripps Center                       Erwin H. Will, Jr.
312  Walnut  Street                       Samuel B. Witt, III
Cincinnati,  Ohio 45202











   --------------------------------------------------------------------------
================================================================================

                          WILLIAMSBURG INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------

     (a) Agreement and Declaration of Trust--Incorporated herein by reference to Registration Statement on Form N-1A

     (b) Bylaws--Incorporated herein by reference to Registration Statement on Form N-1A

     (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

     (d)  (i)  Investment   Advisory   Agreement   for  The   Jamestown   Equity
               Fund--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 29 filed on August 1, 1997

          (ii) Investment   Advisory   Agreement  for  The  Jamestown   Balanced
               Fund--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 29 filed on August 1, 1997

          (iii)Investment Advisory Agreement for The Jamestown International Equity Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

          (iv) Sub-Advisory  Agreement  for The Jamestown  International  Equity
               Fund--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 29 filed on August 1, 1997

          (v) Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

          (vi) (a) Investment Advisory Agreement for the FBP Balanced Fund (formerly the FBP Contrarian Balanced Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004 (b) Amendment to Investment Advisory Agreement for the FBP Balanced Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000

          (vii)(a) Investment Advisory Agreement for the FBP Value Fund (formerly the FBP Contrarian Equity Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004 (b) Amendment to Investment Advisory Agreement for the FBP Value Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 filed on August 1, 2000


          (viii) Investment  Advisory Agreement for The Government Street Equity
               Fund--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 41 filed on November 15, 2004

          (ix) Investment  Advisory  Agreement  for The  Government  Street Bond
               Fund--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 41 filed on November 15, 2004

          (x)  Investment  Advisory  Agreement  for The  Alabama  Tax Free  Bond
               Fund--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 41 filed on November 15, 2004


          (xi) Investment  Advisory  Agreement for The Government Street Mid-Cap
               Fund--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 40 filed on July 29, 2004

          (xii)Investment   Advisory   Agreement   for  The   Davenport   Equity
               Fund--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 31 filed on July 31, 1998

     (e)  Distribution    Agreements    with    Ultimus    Fund    Distributors,
          LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 35 filed on May 18, 2001

     (f)  Inapplicable

     (g) (i) Custody Agreement with The Northern Trust Company--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 36 filed on August 1, 2001

          (ii) Custody   Agreement  with  U.S.  Bank,  N.A.   (formerly  Firstar
               Bank)--Incorporated   herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 26 filed on August 1, 1996

     (h)  Mutual  Fund   Services   Agreement   with  Ultimus  Fund   Solutions,
          LLC--Incorporated herein be reference to Registrant's Post-Effective Amendment No. 39 filed on August 29, 2003

     (i)  Opinion   and   Consent   of   Counsel   relating   to   Issuance   of
          Shares--Incorporated    herein   by    reference    to    Registrant's
          Post-Effective Amendment No. 39 filed on August 29, 2003

     (j)  Consent of Ernst & Young LLP--Filed herewith

     (k)  Inapplicable

     (l)  Inapplicable

     (m)  Inapplicable

     (n)  Inapplicable

     (o)  Reserved

     (p)  (i)  Code of Ethics of The Jamestown Funds--Filed herewith


          (ii) Code of Ethics of Lowe, Brockenbrough & Company, Inc.--Filed herewith

          (iii)Code of Ethics of Oechsle International Advisors, LLC--Filed herewith


          (iv) Code of Ethics of the Flippin, Bruce & Porter Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004


          (v) Code of Ethics of Flippin, Bruce & Porter, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 41 filed on November 15, 2004


          (vi) Code of Ethics of The Government Street Funds--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on July 29, 2004

          (vii)Code of Ethics of T. Leavell & Associates, Inc.--Incorporated herein by reference to Registrant' Post-Effective Amendment No. 40 filed on July 29, 2004

          (viii) Code of Ethics of The Davenport Equity Fund--Filed herewith

          (ix) Code of Ethics of Davenport & Company LLC--Filed herewith

          (x)  Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------

          Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this
               Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

               SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section
               8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

               SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          The   Registrant's   Investment   Advisory   Agreements   provide  for
          indemnification of each of the Advisors as follows:

               8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of
               Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking,
               (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

               As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

               The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which

               Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

               8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

          The Distribution Agreements with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreements. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing general investment advisory services to four series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i)  Austin Brockenbrough III--Managing Director of LB&C
               o Trustee of Registrant and Vice President of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund

          (ii) Lawrence B. Whitlock, Jr.--Managing Director of LB&C
               o Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

          (iii) David A. Lyons--Managing Director of LB&C

          (iv) Charles M. Caravati III--Managing Director of LB&C
               o President of The Jamestown International Equity Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund

          (v)  William R. Claiborne--Managing Director of LB&C


          (vi) Page T. Reece--Chief Compliance Officer of LB&C
               o    Chief  Compliance  of  The  Jamestown   Balanced  Fund,  The
                    Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund


          Oechsle International Advisors, LLC ("Oechsle International"), One International Place, Boston Massachusetts 02110, is a registered investment adviser which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following list sets forth the directors and officers of Oechsle International and the business and other connections of a substantial nature engaged in at any time during the past two years:


          (i)  Singleton   Keesler--Executive   Managing  Principal  of  Oechsle
               International


          (ii) Stephen P. Langer--Director of Marketing and Executive Managing Principal of Oechsle International

          (iii)Paula  N.   Drake--General   Counsel  and  Principal  of  Oechsle
               International

          (iv) John   F.   Biagiotti--Chief   Financial   Officer   of   Oechsle
               International

          (v)  Warren  R.   Walker--Executive   Managing  Principal  of  Oechsle
               International


          (vi) Lawrence S. Roche--Chief Operating Officer, Chief Investment Officer and Executive Managing Principal of Oechsle International


          Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Balanced Fund and the FBP Value Fund. FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

          (i) John T. Bruce--Treasurer, Director and member of Executive Committee of FBP
               o    President of FBP Balanced Fund and FBP Value Fund

          (ii) John M. Flippin--President, Director and member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (iii)Robert G. Porter III--Secretary, Director and member of Executive Committee of FBP
               o    Vice President of FBP Balanced Fund and FBP Value Fund

          (iv) David J. Marshall--member of Executive Committee of FBP

          (v)  John H. Hanna--member of Executive Committee of FBP


          (vi) Teresa L. Sanderson--Chief Compliance Officer of FBP
               o    Chief Compliance  Officer of FBP Balanced Fund and FBP Value
                    Fund

          (vii) Michael E. Watson--Controller of FBP


          T. Leavell & Associates, Inc. ("TLA"), 150 Government Street, Mobile, Alabama 36633, is a registered investment adviser providing investment advisory services to four series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of TLA and the business and other connections of a material nature engaged in at any time during the past two years:

          (i)  Thomas W. Leavell--President of TLA
               o Vice President of The Government Street Equity Fund and The Government Street Mid-Cap Fund


          (ii) Richard Mitchell--Executive Vice President of TLA
               o Trustee of Registrant and President of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund

          (iii) Timothy S. Healey--Executive Vice President of TLA
               o Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

          (iv)  Kenneth P. Pulliam--Vice President of TLA

          (v) Barbara K. Leavell--Director of TLA

          (vi) Katherine M. McGinley--Chief Compliance Officer of TLA
               o Chief Compliance Officer of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund


          Davenport & Company LLC  ("Davenport"),  One James  Center,  Richmond,
          Virginia 23285, is a registered investment adviser providing investment advisory services to one series of Registrant, The Davenport Equity Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

          (i) Coleman Wortham III--President, Chief Executive Officer, Chief Operating Officer and a Director of Davenport
               o Prior to December 2003, Vice President of The Davenport Equity Fund

          (ii) John P. Ackerly IV--Senior Vice President and a Director of Davenport
               o    Vice President of The Davenport Equity Fund

          (iii)Joseph L. Antrim III--Executive Vice President and a Director of Davenport
               o    President of The Davenport Equity Fund

          (iv) Michael S. Beall--Executive Vice President and a Director of Davenport

          (v)  James  M.   Traudt--Senior  Vice  President  and  a  Director  of
               Davenport

          (vi) David M. West--Senior Vice President and a Director of Davenport

          (vii) Harry B. Beadell--Senior President and a Director of Davenport

          (viii) Edward R. Lawton, Jr.--Senior Vice President and a Director of Davenport


          (ix) Joseph L. Keiger III--Senior Vice President, Chief Financial Officer, Chief Compliance Officer and a Director of Davenport
               o    Vice President of The Davenport Equity Fund


          (x) Edward Trigg Brown, Jr.--Senior Vice President and a Director of Davenport

          (xi) James F. Lipscomb, Jr.--Executive Vice President and a Director of Davenport

          (xii)  Ann  M.  Richmond--Senior  Vice  President,  Treasurer  and   a
                 Director of Davenport

          (xiii) Rodney D. Rullman--Senior Vice President and a Director of Davenport

          (xiv)  Henry L. Valentine II--Chairman and a Director of Davenport

          (xv) Henry L. Valentine III--Senior Vice President and a Director of Davenport

          (xvi) Emil O.N. Williams, Jr.--Senior Vice President and a Director of Davenport

          (xvii) Sigurd R. Wendin, Jr.--Senior Vice President and a Director of Davenport

          (xviii)Lucy W.  Hooper--Executive  Vice  President  and a Director of
                 Davenport

          (xix) Robert F. Mizell--Senior Vice President and a Director of Davenport


          (xx) William R. Barksdale IV--Senior Vice President and a Director Davenport


          (xxi)  William  M.   Noftsinger,  Jr.--Senior Vice  President  and   a
                 Director of Davenport

          (xxii) Victor L. Harper--Senior Vice President and a Director of Davenport

          (xxiii)Leon  G.   King--Senior  Vice  President  and  a  Director   of
                 Davenport

          (xxiv) David  P.  Rose--Senior  Vice   President  and  a  Director  of
                 Davenport

          (xxv) W. David Gorsline, Jr.--Senior Vice President and a Director of of Davenport

          (xxvi) Robert B. Giles--Senior Vice President and a Director of Davenport

          (xxvii) Harold A. Gellis--Vice President of Davenport

          (xxviii)Christopher P. Blair--Senior Vice President and a Director of
                  Davenport

          (xxix) Richard E. Dolan III--Senior Vice President and a Director of Davenport

          (xxx) Leavenworth M. Ferrel--Senior Vice President and a Director of Davenport

          (xxxi) Kathleen R. Holman--Senior Vice President and a Director of Davenport


          (xxxii)Richard  W. Jones  IV--Senior  Vice President and a Director of
                 Davenport


          (xxxiii)Andrew  J. Jowdy, Sr.--Senior Vice President and a Director of
                  Davenport

          (xxxiv)Maura  J.  Lavay--Senior  Vice  President  and  a  Director  of
                 Davenport

          (xxxv) Timothy S. Taylor--Senior Vice President and a Director of Davenport

          (xxxvi)Herbert F.  Hargroves--Senior Vice President and  a Director of
                 Davenport


          (xxxvii)Laura E.  Amory--First  Vice  President and  Chief  Compliance
                  Officer of Investment Advisory Services of Davenport
               o    Chief Compliance Officer of The Davenport Equity Fund


Item 27.  Principal Underwriters
          ----------------------


          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Shepherd Street Funds, Inc., The Arbitrage Funds, The GKM Funds, Oak Value Trust, The Cutler Trust, Profit Funds Investment Trust, Veracity Funds, The Berwyn Funds, Schwartz Investment Trust and TFS Capital Investment Trust, other open-end investment companies.


          (b) The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

                                   Position with        Position with
               Name                Distributor          Registrant
               -----------------   ---------------      ------------------
               Robert G. Dorsey    President/Managing   Vice President
                                   Director

               John F. Splain      Secretary/Managing   Secretary
                                   Director

               Mark J. Seger       Treasurer/Managing   Treasurer
                                   Director

               Theresa M. Bridge   Vice President       Assistant Treasurer

               Wade R. Bridge      Vice President       Assistant Secretary

               Steven F. Nienhaus  Vice President       None

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodians.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Not Applicable

Item 30.  Undertakings
          ------------
          Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 2nd day of June, 2005.

                                  WILLIAMSBURG INVESTMENT TRUST

                                  By: /s/ John F. Splain
                                  ----------------------------
                                  John F. Splain
                                  Secretary

     The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                     Title                    Date
----------------------------     ---------------------      ------------------

Charles M. Caravati, Jr.*        Chairman of
                                 the Board and Trustee

/s/  Mark J. Seger               Treasurer (Chief             June 2, 2005
----------------------------     Financial and Accounting
Mark J. Seger                    Officer)

Austin Brockenbrough III*        Trustee                  By: /s/ John F. Splain
                                                              ------------------
John T. Bruce*                   Trustee                      John F. Splain
                                                              Attorney-in-fact*
J. Finley Lee, Jr.*              Trustee                      June 2, 2005

Richard Mitchell*                Trustee

Richard L. Morrill*              Trustee

Harris V. Morrissette*           Trustee

Erwin H. Will, Jr.*              Trustee

Samuel B. Witt III*              Trustee

                                INDEX TO EXHIBITS
                                -----------------

       Item 23(j)         Consent of Ernst & Young LLP

       Item 23(p)(ii)     Code of Ethics of Lowe, Brockenbrough & Company, Inc.

       Item 23(p)(iii)    Code of Ethics of Oechsle International Advisors, LLC

       Item 23(p)(viii)   Code of Ethics of The Davenport Equity Fund

       Item 23(p)(ix)     Code of Ethics of Davenport & Company LLC

       Item 23(p)(x)      Code of Ethics of Ultimus Fund Distributors, LLC